UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 1.	Reports to Stockholders

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report December 31, 2020

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Government Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from Northwestern Mutual, the issuer of your variable annuity and/or variable life insurance contract. Instead, your Fund annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically, and you need not take any action. You may elect to receive all future reports in paper free of charge by informing Northwestern Mutual that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all future shareholder reports.

Letter to Contract Holders

December 31, 2020

When 2020 began, many investors were expecting the continuation of the longest economic expansion in U.S. history, but reality delivered what virtually no one had forecasted—a global pandemic that severely disrupted economic activity, leading to the swiftest economic downturn on record. Economic growth ended with a sudden halt and abrupt recession following the outbreak of the novel coronavirus (COVID-19). The appearance and spread of COVID-19 threw markets into disarray, as strict measures taken to limit the virus’ spread led to the shutdown of large portions of the global economy. As a result, analysts forecasted a sustained economic downturn, with some looking to the Great Depression as a model of what was to come.

The onset of the pandemic itself was unforeseen by markets, but the aftermath was just as unanticipated, as a remarkable recovery that began in late March continued throughout most of the year. Commerce rapidly adapted to the new reality, as people shifted toward online shopping and remote working, while brick and mortar businesses found new contactless ways to sell their products and services. When the restrictions mandated by governments eased in many areas, pent-up demand for services surged. Late in the year, the development of several vaccines that demonstrated high effectiveness rates in clinical trials lent hope that an end to the pandemic was in sight. By year’s end, every major asset class posted positive returns, and investors who exited the market in the wake of the pandemic’s onset missed one of the most remarkable rallies in recent history.

Looking at U.S. equities, large capitalization stocks, as represented by the S&P 500® Index (+18.40%), were the top performers, as larger companies were more resilient during the initial downturn, particularly in the information technology sector. Information technology sector strength in 2020 was evident in the significant performance difference between the tech-heavy Russell 1000® Growth Index (+38.49%) and the Russell 1000® Value Index (+2.80%), which is more concentrated in financial and industrial companies. All corners of the U.S. equity market performed well, as the S&P MidCap 400® Index (+13.66%) and S&P SmallCap® 600 (+11.29%) also posted solid returns amid the recovery. International stock performance, as represented by the MSCI® EAFE Index (+8.28%), diverged by region, with European stocks posting a modest advance relative to other developed economies. Emerging markets, as represented by the MSCI® Emerging Markets Index (+18.69%), ended the year strong, led by Asian markets benefiting from an earlier and sustained recovery from the pandemic.

A key driver of the recovery was significant and unprecedented levels of monetary and fiscal stimulus. In the U.S., the CARES Act injected $2.2 trillion into the economy via direct payments to individuals, unemployment insurance supplements, and programs to support businesses that kept employees on payroll. The U.S. Federal Reserve Bank (the “Fed”), which had already lowered interest rates several times in 2019, instituted two emergency cuts in March, leaving rates near zero, their lowest level since the aftermath of the Great Financial Crisis in 2008. To stabilize financial markets and increase liquidity, the Fed implemented several bond buying programs, which led to a significant increase in its balance sheet. Other central banks around the world implemented their own bond buying programs, including the European Central Bank and the Bank of Japan.

Central bank purchases had a significant impact on the bond market in 2020 and helped drive strong returns for both investment grade bonds, as represented by the Bloomberg Barclays® U.S. Aggregate Index (+7.51%), and high yield bonds, as represented by the Bloomberg Barclays® U.S. Corporate High Yield Index (+7.11%). As the scope of the pandemic-driven downturn became apparent in late February, bond prices diverged significantly by credit quality. The highest rated bonds, such as U.S. Treasuries, benefited from investors seeking less volatile assets, while most other categories of bonds saw prices fall significantly, including municipal bonds, mortgage-backed securities, and corporate bonds. This trend began to reverse in late March and continued for the rest of the year, as central bank and government actions reassured markets about the stability of the financial system.

Economic growth during the year, both in the U.S. and the world, was extremely volatile, with significant contractions followed by sharp recoveries as economic strain from lockdowns gave way to pent-up demand as restrictions eased. On an annualized basis, U.S. economic growth registered -5% in the first quarter of 2020, and -31.4% in the second quarter, the largest quarterly contraction on record. However, the economy adapted to the constraints of virus mitigation measures, and a surge in activity upon reopening led to an annualized 33.4% growth in the third quarter, the fastest quarter of economic growth on record. Further growth in the fourth quarter was forecasted, albeit at a slower pace.

Despite the improving conditions, a number of potential hazards could impact markets in 2021 and beyond. While growth rebounded, the U.S. economy is still smaller than it was at the beginning of the pandemic, and future growth will depend on uncertain factors such as additional stimulus, the COVID-19 trajectory, and vaccination rates. There is ongoing weakness in many parts of the economy, as unemployment remains high, many families face potential eviction, and the service sector and smaller businesses struggle to regain their footing. With a fragile economic environment and high market valuations as a backdrop, the potential for additional market volatility in 2021 is a risk for which investors must account.

Although the unusual events of 2020 couldn’t have been predicted, sound financial plans and well-tailored asset allocation strategies went a long way in supporting investors through this unforeseeable event. A properly diversified portfolio provides resilience in the face of unanticipated events and a long-term focus can mitigate the impact of market fluctuations. As with all financial decisions, we recommend consulting with a financial professional to explore the right mix of securities for your portfolio. We encourage you to work closely with your financial professional to navigate the financial markets so that your portfolio will be prepared for future events, both expected and unexpected.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

EXAMPLE

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period July 1, 2020 to December 31, 2020*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,213.77	$2.34	0.42%
Hypothetical (5% return before expenses)	1,000.00	1,023.03	2.14	0.42

Focused Appreciation Portfolio
Actual	1,000.00	1,204.76	3.44	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.02	3.15	0.62

Large Cap Core Stock Portfolio
Actual	1,000.00	1,239.66	2.48	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.92	2.24	0.44

Large Cap Blend Portfolio
Actual	1,000.00	1,245.76	4.46	0.79
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.01	0.79

Index 500 Stock Portfolio
Actual	1,000.00	1,220.42	1.12	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.13	1.02	0.20

Expense Examples (unaudited)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period July 1, 2020 to December 31, 2020*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,206.19	$4.21	0.76%
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.86	0.76

Domestic Equity Portfolio
Actual	1,000.00	1,185.45	2.91	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.47	2.69	0.53

Equity Income Portfolio
Actual	1,000.00	1,246.98	3.33	0.59
Hypothetical (5% return before expenses)	1,000.00	1,022.17	3.00	0.59

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,320.04	3.09	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.47	2.69	0.53

Index 400 Stock Portfolio
Actual	1,000.00	1,300.64	1.50	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.83	1.32	0.26

Mid Cap Value Portfolio
Actual	1,000.00	1,216.78	4.18	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.81	0.75

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,400.53	3.38	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.32	2.85	0.56

Index 600 Stock Portfolio
Actual	1,000.00	1,352.89	1.77	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.63	1.53	0.30

Small Cap Value Portfolio
Actual	1,000.00	1,327.96	5.09	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.76	4.42	0.87

International Growth Portfolio
Actual	1,000.00	1,209.18	3.50	0.63
Hypothetical (5% return before expenses)	1,000.00	1,021.97	3.20	0.63

Research International Core Portfolio
Actual	1,000.00	1,210.73	4.17	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.81	0.75

International Equity Portfolio
Actual	1,000.00	1,153.22	2.87	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.47	2.69	0.53

Emerging Markets Equity Portfolio
Actual	1,000.00	1,412.16	5.58	0.92
Hypothetical (5% return before expenses)	1,000.00	1,020.51	4.67	0.92

Expense Examples (unaudited)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period July 1, 2020 to December 31, 2020*	Annualized Expense Ratio

Government Money Market Portfolio
Actual	$1,000.00	$1,000.01	$0.90	0.18%
Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.92	0.18

Short-Term Bond Portfolio
Actual	1,000.00	1,016.92	1.98	0.39
Hypothetical (5% return before expenses)	1,000.00	1,023.18	1.98	0.39

Select Bond Portfolio
Actual	1,000.00	1,021.25	1.52	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.63	1.53	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	971.44	3.47	0.70
Hypothetical (5% return before expenses)	1,000.00	1,021.62	3.56	0.70

Inflation Protection Portfolio
Actual	1,000.00	1,058.22	2.85	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.37	2.80	0.55

High Yield Bond Portfolio
Actual	1,000.00	1,104.88	2.33	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.92	2.24	0.44

Multi-Sector Bond Portfolio
Actual	1,000.00	1,074.48	3.81	0.73
Hypothetical (5% return before expenses)	1,000.00	1,021.47	3.71	0.73

Balanced Portfolio
Actual	1,000.00	1,128.71	0.32	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.83	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,166.93	0.49	0.09
Hypothetical (5% return before expenses)	1,000.00	1,024.68	0.46	0.09

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the direct expenses of the Portfolio and do not include the effect of the underlying Portfolios’ expenses which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in the Prospectus.

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. The Portfolio invests in “blue chip” growth companies, which are companies that are well established in their industries and have the potential for above-average earnings growth. The Portfolio looks for companies with leading market positions, seasoned management, and strong financial fundamentals. The Portfolio’s investment approach reflects the belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The Portfolio may look for companies with good prospects for dividend growth.

MARKET OVERVIEW

U.S. stocks rose during 2020, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the coronavirus spread quickly in the U.S., prompting government officials to close schools, nonessential businesses and public facilities. Stocks rebounded during the second quarter, driven by massive stimulus efforts from the U.S. Federal Reserve Bank (the “Fed”) and the federal government and slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as Vice President Joe Biden defeated incumbent President Donald Trump in the November presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines.

Large cap shares outperformed mid and small cap shares during the period. Growth stocks soundly outperformed value across all market capitalizations.

PORTFOLIO RESULTS

The Portfolio returned 34.97% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 38.49%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Large Cap Growth Funds peer group was 38.89%.

Overall, security selection detracted from the Portfolio’s relative returns, although favorable sector allocation partially offset the negative impact. Stock selection in the Consumer Discretionary sector detracted the most from the Portfolio’s relative returns, led by an underweight position in Tesla and an overweight position in Alibaba Group Holding. Shares of the Alibaba Group Holding fell as China’s clampdown on internet and fintech giants weighed on investor sentiment, leading to a sharp sell-off in tech names.

The Information Technology sector holdings also hindered relative returns, owing to weak stock picks, such as an underweight position in Apple and overweight position in Fidelity National Information Services, and an underweight exposure to the sector overall. Shares of Fidelity National Information Services underperformed as continued social distancing measures weighed on merchant payment volumes and revenues. The Financials sector also weighed on relative performance due to an unfavorable overweight allocation.

At the other end of the spectrum, a significant underweight position in the Consumer Staples sector contributed the most to the Portfolio’s relative performance. The Communication Services sector also boosted relative returns due to strong stock choices, such as Sea and Netflix.

Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Rapid progress with a first wave of new vaccines based on messenger RNA (mRNA) technology is clearly the most positive sign for the year ahead. As the pandemic hopefully recedes and economies reopen, a broader economic recovery is likely to benefit many of the industries that were most damaged by COVID-19, such as those related to travel and leisure. While a rapid economic recovery could also bring an accelerated earnings recovery, this might not translate into strong equity returns, with much of the recovery already priced into the markets.

The challenge investors face for stock selection is seeking out companies that appear well positioned to emerge from the COVID-19 pandemic with lasting competitive advantages, while avoiding firms that face longer-term secular challenges.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Growth Stock Portfolio	34.97%	17.68%	14.73%
Russell 1000® Growth Index	38.49%	21.00%	17.21%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	38.89%	19.72%	16.37%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Amazon.com, Inc.	11.4%
Alphabet, Inc., Various	6.5%
Facebook, Inc. - Class A	6.4%
Microsoft Corp.	5.2%
Apple, Inc.	5.0%
Visa, Inc. - Class A	3.1%
Alibaba Group Holding, Ltd., ADR	3.0%
PayPal Holdings, Inc.	2.8%
Tencent Holdings, Ltd.	2.6%
ServiceNow, Inc.	2.5%

   Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	38.1%
Communication Services	21.9%
Consumer Discretionary	21.4%
Health Care	11.9%
Financials	3.2%
Industrials	2.6%
Materials	0.5%
Short-Term Investments & Other Net Assets	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (21.9%)
Alphabet, Inc. - Class A *	8,535	14,959
Alphabet, Inc. - Class C *	38,995	68,315
Charter Communications, Inc. - Class A *	200	132
Facebook, Inc. - Class A *	299,041	81,686
Match Group, Inc. *	87,131	13,173
Netflix, Inc. *	55,112	29,801
Roku, Inc. *	1,000	332
Sea, Ltd. *	87,375	17,392
Snap, Inc. *	230,579	11,545
Spotify Technology SA *	24,866	7,824
Tencent Holdings, Ltd.	452,700	33,078
T-Mobile US, Inc. *	5,500	742
The Walt Disney Co. *	12,000	2,174

Total		281,153

Consumer Discretionary (21.4%)
Airbnb, Inc. *	5,770	847
Alibaba Group Holding, Ltd., ADR *	167,545	38,993
Amazon.com, Inc. *	44,882	146,178
Aptiv PLC	8,439	1,099
Booking Holdings, Inc. *	4,879	10,867
Carvana Co. *	15,500	3,713
Chipotle Mexican Grill, Inc. *	5,791	8,030
Dollar General Corp.	69,853	14,690
Dollar Tree, Inc. *	2,898	313
Domino’s Pizza, Inc.	2,300	882
DoorDash, Inc. *	4,663	666
Etsy, Inc. *	15,952	2,838
Hilton Worldwide Holdings, Inc.	2,892	322
JD.com, Inc., ADR *	14,900	1,310
Lululemon Athletica, Inc. *	25,779	8,972
Marriott International, Inc. - Class A	6,901	910
McDonald’s Corp.	648	139
NIKE, Inc. - Class B	87,341	12,356
Pinduoduo, Inc. *	16,605	2,950
Ross Stores, Inc.	78,654	9,659
Starbucks Corp.	10,300	1,102
The TJX Cos., Inc.	36,064	2,463
VF Corp.	17,231	1,472
Yum! Brands, Inc.	36,963	4,013

Total		274,784

Financials (3.2%)
The Charles Schwab Corp.	119,120	6,318

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Financials continued
Chubb, Ltd.	16,777	2,582
The Goldman Sachs Group, Inc.	44,173	11,649
Intercontinental Exchange, Inc.	44,625	5,145
Marsh & McLennan Cos., Inc.	10,527	1,232
Morgan Stanley	66,190	4,536
MSCI, Inc.	240	107
S&P Global, Inc.	23,577	7,750
State Street Corp.	2,094	152
Willis Towers Watson PLC	10,607	2,235

Total		41,706

Health Care (11.9%)
AbbVie, Inc.	2,571	275
Agilent Technologies, Inc.	986	117
Align Technology, Inc. *	1,595	852
Anthem, Inc.	20,367	6,540
Becton Dickinson and Co.	522	131
Centene Corp. *	84,294	5,060
Cigna Corp.	72,902	15,177
Danaher Corp.	62,194	13,816
Exact Sciences Corp. *	529	70
HCA Healthcare, Inc.	36,286	5,968
Humana, Inc.	7,300	2,995
Incyte Corp. *	53,758	4,676
Intuitive Surgical, Inc. *	23,694	19,384
PPD, Inc. *	30,985	1,060
Seattle Genetics, Inc. *	403	71
Stryker Corp.	71,603	17,546
Thermo Fisher Scientific, Inc.	25,997	12,109
UnitedHealth Group, Inc.	72,649	25,476
Veeva Systems, Inc. - Class A *	11,495	3,129
Vertex Pharmaceuticals, Inc. *	56,582	13,373
Zoetis, Inc.	30,105	4,982

Total		152,807

Industrials (2.6%)
Canadian Pacific Railway, Ltd.	876	304
Cintas Corp.	13,094	4,628
Clarivate Analytics PLC *	16,400	487
CoStar Group, Inc. *	8,457	7,817
Equifax, Inc.	5,983	1,154
Fortive Corp.	42,756	3,028
General Electric Co.	199,652	2,156

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Honeywell International, Inc.	4,304	915
Kansas City Southern	577	118
Norfolk Southern Corp.	12,256	2,912
Parker Hannifin Corp.	3,500	953
Roper Technologies, Inc.	15,242	6,571
Union Pacific Corp.	14,861	3,094
United Continental Holdings, Inc. *	573	25

Total		34,162

Information Technology (38.1%)
Adobe Systems, Inc. *	300	150
Advanced Micro Devices, Inc. *	140,900	12,922
Apple, Inc.	485,212	64,383
Applied Materials, Inc.	28,157	2,430
Atlassian Corp. PLC *	11,819	2,764
Coupa Software, Inc. *	3,654	1,238
CrowdStrike Holdings, Inc. *	5,100	1,080
DocuSign, Inc. *	17,695	3,934
Fidelity National Information Services, Inc.	93,047	13,162
Fiserv, Inc. *	122,422	13,939
Global Payments, Inc.	126,538	27,259
Intuit, Inc.	71,200	27,045
KLA-Tencor Corp.	536	139
Lam Research Corp.	373	176
Marvell Technology Group, Ltd.	209,378	9,954
Mastercard, Inc. - Class A	85,093	30,373
Maxim Integrated Products, Inc.	46,359	4,110
Microsoft Corp.	299,958	66,717
MongoDB, Inc. *	2,800	1,005
Monolithic Power Systems	7,041	2,579
NVIDIA Corp.	35,353	18,461
Paycom Software, Inc. *	8,021	3,628
PayPal Holdings, Inc. *	151,913	35,578
QUALCOMM, Inc.	36,201	5,515
RingCentral, Inc. *	2,100	796
salesforce.com, Inc. *	114,884	25,565
ServiceNow, Inc. *	58,518	32,210
Shopify, Inc. *	4,333	4,905
Snowflake, Inc. *	1,984	558
Splunk, Inc. *	43,184	7,337
Square, Inc. - Class A *	5,000	1,088
Synopsys, Inc. *	38,325	9,935
TE Connectivity, Ltd.	21,500	2,603
Texas Instruments, Inc.	20,125	3,303

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Twilio, Inc. - Class A *	3,900	1,320
Visa, Inc. - Class A	181,833	39,772
Wix.com, Ltd. *	21,681	5,419
Workday, Inc. - Class A *	20,833	4,992
Zoom Video Communications,’ Inc. *	5,264	1,776

Total		490,120

Materials (0.5%)
Linde PLC	16,449	4,335
PPG Industries, Inc.	6,700	966
The Sherwin-Williams Co.	1,768	1,299

Total		6,600

Total Common Stocks
(Cost: $794,630)		1,281,332

Short-Term Investments (0.3%)

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	3,897,852	3,898

Total		3,898

Total Short-Term Investments
(Cost: $3,898)		3,898

Total Investments (99.9%)
(Cost: $798,528)@		1,285,230

Other Assets, Less
Liabilities (0.1%)		1,173

Net Assets (100.0%)		1,286,403

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $799,904 and the net unrealized appreciation of investments based on that cost was $485,326 which is comprised of $487,411 aggregate gross unrealized appreciation and $2,085 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$248,075	$33,078	$-
All Others	1,000,179	-	-
Short-Term Investments	3,898	-	-
Total Assets:	$1,252,152	$33,078	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$1.2 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities but may exceed this range.

MARKET OVERVIEW

Despite elevated volatility, U.S. equities finished 2020 with a robust gain. The growth style outperformed value by a wide margin, reflecting the strength in mega-cap technology stocks. However, this trend showed signs of reversing in the final two months of the year after the approval of coronavirus vaccines sparked a rotation into value-oriented market segments. Small cap stocks, while also exhibiting strong relative performance in November and December, finished modestly behind large cap stocks.

PORTFOLIO RESULTS

The Portfolio returned 32.55% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 38.49%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Large Cap Growth Funds peer group was 38.89%.

Companies in the Consumer Staples and Energy sectors, including Coca-Cola Company, Danone SA and Schlumberger N.V., were among the largest detractors from the Portfolio’s relative performance. Stock selection in the Consumer Discretionary, Information Technology and Energy sectors as well as the allocations to the Information Technology, Energy and Financials sectors also detracted from relative performance.

On the other hand, Portfolio positions in Amazon.com, Inc., Nvidia Corporation and Autodesk, Inc., contributed the most to the Portfolio’s performance. Stock selection in the Industrials, Consumer Staples and Healthcare sectors as well as allocations to the Industrials and Consumer Discretionary sectors also contributed to relative performance.

During the period, the portfolio manager took advantage of price weakness to initiate positions in Boeing Company, Illumina Inc., Intuitive Surgical Inc., salesforce.com Inc., Walt Disney Company and Workday Inc. and increased investment in several high quality growth companies, including Deere & Company, Novartis AG, Roche Holding AG, Schlumberger N.V. and Starbucks Corporation. The portfolio manager trimmed positions in Novo Nordisk A/S, Qualcomm Incorporated, Regeneron Pharmaceuticals Inc. and Yum China Holdings Inc. Additionally, the Portfolio’s position in Amazon was trimmed as it approached the maximum allowable position size. Portfolio positions in several stocks were sold, including Alcon Inc., Amgen Inc., Coca-Cola Company and Procter & Gamble Company, due to more attractive reward-to-risk opportunities; Danone SA due to an incorrect investment thesis; and American Express Company, Merck & Co. Inc. and Varian Medical Systems Inc. as they approached the portfolio manager’s estimates of intrinsic value.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We invest in companies when they trade at a significant discount to the estimate of intrinsic value. We look to invest in those few high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Focused Appreciation Portfolio (unaudited)

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover Portfolio, where sector positioning is the result of stock selection. As compared to the benchmark Index, we are currently overweight in the Industrials, Communication Services, Healthcare, Energy, Financials and Consumer Staples sectors. We are underweight in the Information Technology and Consumer Discretionary sectors. We hold no positions in the Real Estate, Materials or Utilities sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	32.55%	19.30%	15.90%
Russell 1000® Growth Index	38.49%	21.00%	17.21%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	38.89%	19.72%	16.37%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Amazon.com, Inc.	6.4%
Visa, Inc. - Class A	5.8%
Facebook, Inc. - Class A	5.7%
Alphabet, Inc., Various	5.5%
Autodesk, Inc.	5.1%
NVIDIA Corp.	4.8%
Alibaba Group Holding, Ltd., ADR	4.7%
The Boeing Co.	4.5%
Microsoft Corp.	3.9%
Deere & Co.	3.9%

Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	33.5%
Consumer Discretionary	16.1%
Communication Services	15.1%
Health Care	15.0%
Industrials	10.6%
Consumer Staples	5.0%
Financials	2.9%
Energy	1.2%
Short-term Investments & Other Net Assets	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (15.1%)
Alphabet, Inc. - Class A *	18,736	32,838
Alphabet, Inc. - Class C *	18,785	32,909
Facebook, Inc. - Class A *	247,632	67,643
The Walt Disney Co. *	250,227	45,336

Total		178,726

Consumer Discretionary (16.1%)
Alibaba Group Holding, Ltd., ADR *	240,531	55,979
Amazon.com, Inc. *	23,401	76,215
Starbucks Corp.	301,834	32,290
Yum China Holdings, Inc.	197,391	11,269
Yum! Brands, Inc.	140,599	15,264

Total		191,017

Consumer Staples (5.0%)
Colgate-Palmolive Co.	208,079	17,793
Monster Beverage Corp. *	447,162	41,353

Total		59,146

Energy (1.2%)
Schlumberger, Ltd.	651,738	14,228

Total		14,228

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Financials (2.9%)
FactSet Research Systems, Inc.	51,489	17,120
SEI Investments Co.	290,717	16,708

Total		33,828

Health Care (15.0%)
Cerner Corp.	253,785	19,917
Illumina, Inc. *	76,431	28,279
Intuitive Surgical, Inc. *	19,695	16,113
Novartis AG, ADR	421,637	39,815
Novo Nordisk A/S, ADR	153,116	10,695
Regeneron Pharmaceuticals, Inc. *	64,853	31,331
Roche Holding AG, ADR	733,096	32,139

Total		178,289

Industrials (10.6%)
The Boeing Co.	248,902	53,280
Deere & Co.	172,543	46,423
Expeditors International of Washington, Inc.	277,863	26,427

Total		126,130

Information Technology (33.5%)
Autodesk, Inc. *	197,843	60,409
Automatic Data Processing, Inc.	45,595	8,034
Cisco Systems, Inc.	435,038	19,468

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Microsoft Corp.	209,255	46,542
NVIDIA Corp.	108,790	56,810
Oracle Corp.	682,356	44,142
QUALCOMM, Inc.	221,307	33,714
salesforce.com, Inc. *	195,222	43,443
Visa, Inc. - Class A	313,019	68,467
Workday, Inc. - Class A *	70,602	16,917

Total		397,946

Total Common Stocks
(Cost: $611,743)		1,179,310

Short-Term Investments (0.6%)

Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	7,380,164	7,380

Total		7,380

Total Short-Term Investments
(Cost: $7,380)		7,380

Total Investments (100.0%)
(Cost: $619,123)@		1,186,690

Other Assets, Less
Liabilities (0.0%)		6

Net Assets (100.0%)		1,186,696

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $620,833 and the net unrealized appreciation of investments based on that cost was $565,856 which is comprised of $584,534 aggregate gross unrealized appreciation and $18,678 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,179,310	$-	$-
Short-Term Investments	7,380	-	-
Total Assets:	$1,186,690	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. companies.	$720 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500 Index®, posted positive results during the twelve-month period ended December 31, 2020. During the period, U.S. equities ended the first quarter sharply lower as the coronavirus (COVID-19) spread rapidly throughout the country. The unprecedented scale of pandemic-related fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve Bank (the “Fed”) drove the market’s rebound and rally in the second and third quarters. The fourth quarter was bolstered by better-than-expected third-quarter earnings, substantial monetary support from the Fed and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. Joe Biden was elected president in November, removing a key element of uncertainty for the market.

Returns during the period varied by market cap. Large cap stocks, as measured by the S&P 500® Index, outperformed mid cap and small cap stocks, as measured by the S&P MidCap 400® Index and the S&P SmallCap 600® Index, respectively.

PORTFOLIO RESULTS

The Large Cap Core Stock Portfolio returned 22.74% for the twelve months ended December 31, 2020. By comparison, the S&P 500® Index (the “Index”) returned 18.40% for the year. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2020 for the Large Cap Core Funds peer group was 16.31%.

The Portfolio’s outperformance during the period was driven by strong stock selection within the Communication Services and Information Technology sectors. This was partially offset by weak stock selection within the Utilities and Consumer Staples sectors.

Top contributors to the Portfolio’s relative performance during the period included overweight positions to Amazon, FedEx and JPMorgan Chase. Amazon reported a series of positive quarterly earnings results over the period that exceeded expectations, as the company benefited from massive demand for e-commerce and cloud-computing services due to COVID-19-related lockdowns. Shares of FedEx, a delivery service and logistics company, rose following several quarters of strong earnings as a steady wave of e-commerce demand bolstered pricing power and propelled earnings amid the pandemic. The Portfolio’s positioning in JPMorgan Chase, an investment bank and financial services company, was a strong contributor to relative performance. Shares were volatile but ended the period lower as interest rates fell earlier in the year amid concerns about the coronavirus and its impact on the global economy. The Portfolio’s position in JPMorgan grew throughout the year and became the largest active position in the Financials sector.

Top detractors from relative returns during the period included an overweight position to Bank of America and not having exposure to NVIDIA. Shares of Bank of America were weighed down by coronavirus concerns and its impact on the economy, spurring fears of a global recession and liquidity crisis. The position in Bank of America was eliminated in favor of JPMorgan Chase. Shares of NVIDIA, a graphics-chip maker, rose over the period following several quarters of strong earnings as the company benefited from much of the world working and learning from home.

Large Cap Core Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Global markets ended the year with a vaccine-led rally. Fiscal and monetary responses across the globe were early and aggressive, providing a liquidity cushion and supporting risk-takers. A closely divided U.S. government increased visibility of incremental change rather than legislative overhaul. An eleventh-hour Brexit deal avoided a worst-case scenario. These positive developments supported the risk-on environment to close the year, and our macro analysts are moderately positive on equity markets going forward. As 2021 begins, our global industry analysts (GIAs) remain vigilant in evaluating short-term dislocations and assessing long-term structural changes across global markets.

We are optimistic that improved treatment of COVID-19 and a successful vaccine rollout can mitigate the health risk and re-establish many of the industries adversely impacted in 2020. With that said, our macro analysts and GIAs continue to consider where labor gaps may persist as markets normalize and where secular growth will thrive in the coming years.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	22.74%	15.24%	11.73%
S&P 500® Index	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	16.31%	13.58%	12.44%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Amazon.com, Inc.	5.4%
Microsoft Corp.	5.0%
Apple, Inc.	5.0%
Alphabet, Inc. - Class A	4.2%
JPMorgan Chase & Co.	2.8%
Facebook, Inc. - Class A	2.6%
The Procter & Gamble Co.	2.1%
Charter Communications, Inc. - Class A	1.8%
Global Payments, Inc.	1.8%
Sysco Corp.	1.5%

Large Cap Core Stock Portfolio (unaudited)

Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	22.8%
Health Care	13.5%
Communication Services	13.4%
Consumer Discretionary	12.3%
Industrials	10.4%
Financials	10.0%
Consumer Staples	6.5%
Utilities	3.3%
Materials	2.8%
Energy	2.5%
Real Estate	2.1%
Short-Term Investments & Other Net Assets	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (13.4%)
Alphabet, Inc. - Class A *	17,211	30,165
Charter Communications, Inc. - Class A *	19,758	13,071
Electronic Arts, Inc.	31,721	4,555
Facebook, Inc. - Class A *	67,934	18,557
Match Group, Inc. *	28,613	4,326
Netflix, Inc. *	16,905	9,141
Omnicom Group, Inc.	99,488	6,205
Snap, Inc. *	80,876	4,049
T-Mobile US, Inc. *	18,358	2,476
Twitter, Inc. *	49,295	2,669
The Walt Disney Co. *	8,117	1,471

Total		96,685

Consumer Discretionary (12.3%)
Airbnb, Inc. *	5,100	749
Amazon.com, Inc. *	11,816	38,484
Carnival Corp.	81,226	1,760
Chipotle Mexican Grill, Inc. *	1,639	2,273
D.R. Horton, Inc.	41,671	2,872
Dollar General Corp.	12,602	2,650
Hilton Worldwide Holdings, Inc.	46,129	5,132
Las Vegas Sands Corp.	83,645	4,985
Lennar Corp. - Class A	42,201	3,217
Lowe’s Companies, Inc.	30,279	4,860
McDonald’s Corp.	11,526	2,473
Ross Stores, Inc.	21,778	2,675
Tesla Motors, Inc. *	14,086	9,940
The TJX Cos., Inc.	97,880	6,684

Total		88,754

Consumer Staples (6.5%)
Constellation Brands, Inc. - Class A	31,932	6,995
The Estee Lauder Cos., Inc. - Class A	15,737	4,189
Mondelez International, Inc.	112,148	6,557
Monster Beverage Corp. *	41,189	3,809
The Procter & Gamble Co.	107,958	15,021
Sysco Corp.	140,823	10,458

Total		47,029

Energy (2.5%)
BP PLC, ADR	45,069	925
Chevron Corp.	31,811	2,687
Concho Resources, Inc.	9,700	566
ConocoPhillips	38,616	1,544

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Energy continued
Diamondback Energy, Inc.	8,301	402
EOG Resources, Inc.	39,822	1,986
Exxon Mobil Corp.	51,437	2,120
Marathon Petroleum Corp.	51,665	2,137
Pioneer Natural Resources Co.	5,245	597
Royal Dutch Shell PLC - Class A, ADR	65,720	2,309
Royal Dutch Shell PLC - Class B, ADR	37,575	1,263
Schlumberger, Ltd.	57,024	1,245

Total		17,781

Financials (10.0%)
American Express Co.	18,545	2,242
American International Group, Inc.	96,989	3,672
Apollo Global Management, Inc.	58,990	2,889
Athene Holding, Ltd. - Class A *	67,668	2,919
Berkshire Hathaway, Inc. - Class B *	15,838	3,673
The Blackstone Group, Inc. - Class A	105,450	6,834
The Charles Schwab Corp.	158,086	8,385
Chubb, Ltd.	29,347	4,517
Equitable Holdings, Inc.	126,899	3,248
The Hartford Financial Services Group, Inc.	45,631	2,235
JPMorgan Chase & Co.	158,285	20,113
Marsh & McLennan Cos., Inc.	30,733	3,596
The Progressive Corp.	22,009	2,176
S&P Global, Inc.	17,346	5,702

Total		72,201

Health Care (13.5%)
Alexion Pharmaceuticals, Inc. *	3,358	525
Anthem, Inc.	12,987	4,170
AstraZeneca PLC, ADR	129,130	6,455
Biogen, Inc. *	4,214	1,032
Boston Scientific Corp. *	141,954	5,103
Bristol-Myers Squibb Co.	104,995	6,513
Centene Corp. *	33,972	2,039
Danaher Corp.	26,265	5,834
Edwards Lifesciences Corp. *	38,385	3,502
Eli Lilly & Co.	57,380	9,688
HCA Healthcare, Inc.	12,879	2,118

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Humana, Inc.	3,556	1,459
Illumina, Inc. *	4,570	1,691
Incyte Corp. *	10,747	935
Intuitive Surgical, Inc. *	5,191	4,247
Laboratory Corp. of America Holdings *	6,741	1,372
McKesson Corp.	7,656	1,332
Merck & Co., Inc.	25,678	2,100
Novartis AG, ADR	20,597	1,945
Pfizer, Inc.	268,722	9,892
PPD, Inc. *	20,400	698
Quest Diagnostics, Inc.	9,859	1,175
Regeneron Pharmaceuticals, Inc. *	2,547	1,230
Royalty Pharma PLC	6,429	322
Seattle Genetics, Inc. *	4,632	811
Teleflex, Inc.	9,551	3,931
Thermo Fisher Scientific, Inc.	15,583	7,258
UnitedHealth Group, Inc.	21,362	7,491
Vertex Pharmaceuticals, Inc. *	9,646	2,280

Total		97,148

Industrials (10.4%)
3M Co.	3,689	645
The Boeing Co.	16,408	3,512
Equifax, Inc.	9,008	1,737
FedEx Corp.	29,971	7,781
Fortive Corp.	59,832	4,237
General Electric Co.	163,839	1,769
Honeywell International, Inc.	27,934	5,942
IHS Markit, Ltd.	72,602	6,522
Illinois Tool Works, Inc.	1,484	303
Ingersoll-Rand, Inc. *	88,047	4,011
J.B. Hunt Transport Services, Inc.	32,851	4,489
Johnson Controls International PLC	27,539	1,283
Lockheed Martin Corp.	21,068	7,479
Parker Hannifin Corp.	11,011	2,999
Raytheon Co.	74,545	5,331
Southwest Airlines Co.	34,708	1,618
Stanley Black & Decker, Inc.	4,633	827
Trane Technologies PLC	19,286	2,800
Uber Technologies, Inc. *	45,538	2,322
Verisk Analytics, Inc.	12,277	2,549
Wabtec Corp.	87,799	6,427

Total		74,583

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Information Technology (22.8%)
Adobe Systems, Inc. *	5,789	2,895
Advanced Micro Devices, Inc. *	87,613	8,035
Apple, Inc.	268,296	35,600
Cognizant Technology Solutions Corp. - Class A	54,541	4,470
FLEETCOR Technologies, Inc. *	21,748	5,934
Global Payments, Inc.	58,485	12,599
KLA-Tencor Corp.	11,676	3,023
Marvell Technology Group, Ltd.	147,384	7,007
Micron Technology, Inc. *	95,868	7,207
Microsoft Corp.	161,133	35,839
PayPal Holdings, Inc. *	29,544	6,919
salesforce.com, Inc. *	28,200	6,275
ServiceNow, Inc. *	5,369	2,955
Shopify, Inc. *	2,680	3,034
Snowflake, Inc. *	756	213
Splunk, Inc. *	7,339	1,247
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	32,200	3,511
Teradyne, Inc.	8,877	1,064
Texas Instruments, Inc.	40,962	6,723
Visa, Inc. - Class A	29,991	6,560
Workday, Inc. - Class A *	12,002	2,876

Total		163,986

Materials (2.8%)
Ball Corp.	28,066	2,615
Celanese Corp. - Class A	31,052	4,035
Crown Holdings, Inc. *	22,848	2,289
FMC Corp.	27,424	3,152
Linde PLC	17,035	4,489
PPG Industries, Inc.	25,013	3,607

Total		20,187

Real Estate (2.1%)
Alexandria Real Estate Equities, Inc.	22,870	4,076
American Tower Corp.	13,471	3,024
Equinix, Inc.	5,788	4,133
Prologis, Inc.	41,921	4,178

Total		15,411

Utilities (3.3%)
Duke Energy Corp.	76,715	7,024
Edison International	71,079	4,465
Exelon Corp.	123,721	5,224
FirstEnergy Corp.	187,894	5,751
The Southern Co.	15,519	953

Total		23,417

Total Common Stocks
(Cost: $527,133)		717,182

Short-Term Investments (0.4%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	2,952,674	2,953

Total		2,953

Total Short-Term Investments
(Cost: $2,953)		2,953

Total Investments (100.0%)
(Cost: $530,086)@		720,135

Other Assets, Less
Liabilities (0.0%)		(158)

Net Assets (100.0%)		719,977

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $533,426 and the net unrealized appreciation of investments based on that cost was $186,708 which is comprised of $198,882 aggregate gross unrealized appreciation and $12,174 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$717,182	$-	$-
Short-Term Investments	2,953	-	-
Total Assets:	$720,135	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$181 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and American Depositary Receipts.

MARKET OVERVIEW

The effects of the coronavirus (COVID-19) pandemic and the resulting unprecedented amount of monetary and fiscal stimulus support provided to the economy added more fuel for growth and speculative stocks. Despite a late year rally in value stocks, the Russell 1000 Growth Index® outperformed the Russell 1000 Value Index® by an astonishing 35.7 percentage points in 2020. There were 396 companies with market capitalizations of greater than $1 billion that lost money in 2019, prior to COVID-19. In 2020, that same group of money-losing companies gained 114% for the year. Speculation appeared to be in full force in 2020.

PORTFOLIO RESULTS

The Portfolio returned 10.05% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned 18.40%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Large Cap Core Funds peer group was 16.31%.

The Portfolio’s relative underperformance was driven by a lack of exposure to seven very large growth stocks in the Information Technology, Communication Services and Consumer Discretionary sectors. These seven companies, Apple Inc., Amazon.com Inc., Alphabet Inc. (Google), Facebook Inc., Microsoft Corporation, Netflix Inc. and NVIDIA Inc., represented over 25% of the S&P 500 Index® and gained 59% during the year. The Portfolio’s focus on quality and value resulted in the Portfolio’s lack of exposure to these overperforming stocks and represented the majority of the Portfolio’s underperformance in 2020. These stocks have gained primarily because growth rate expectations have been high, and the discount rate for far-into-the-future earnings has been low. A meaningful rise in interest rates should shift investor focus on valuation. The inevitable slowing of earnings growth for these large companies is also expected to materialize. The Portfolio’s underperforming investments were mainly focused in the Financials sector.

The portfolio managers viewed the current interest rate environment as the exception and positioned the Portfolio for the other side of the cycle. Berkshire Hathaway Class B, Charles Schwab Corporation, JP Morgan Chase & Co, Northern Trust Corporation and Chubb Limited were detractors but are expected to perform well when the interest rate cycle turns.

Positive contributors to the Portfolio’s relative return included stocks in a variety of sectors, including Health Care, Consumer Discretionary and Information Technology. Top contributors were UnitedHealth Group, Dollar General Corporation, Accenture Plc, Sony Corporation and HD Supply Holdings. Several holdings in the Industrials sector, including Eaton Corp, Emerson Electric Co. and Expeditors International, also performed well. Despite the poor performance of Schlumberger NV for the year, the Portfolio’s underweight in Energy also contributed positively to performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

The intermediate to long-term outlook for the Portfolio is promising. As the COVID-19 virus recedes, confidence should improve, and demand is likely to recover. We expect higher GDP growth, higher employment and greater loan demand to change the focus for interest rates, inflation and value-oriented shares. Over-exuberance eventually gets punished in capital markets. The fact that it hasn’t in recent years doesn’t mean that it won’t. Riding the winners and buying the dips has

Large Cap Blend Portfolio (unaudited)

worked very well, but there is no historical precedent for the “winners” to continue to win indefinitely. Any asset, no matter how exciting, can become overvalued. The FMI philosophy and strategy had a remarkable half-decade run after the tech bubble burst in early 2000. As the small print says, past performance is no guarantee of future performance, but we are confident that a commonsense value approach will win over the long term.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	10.05%	12.18%	11.14%
S&P 500® Index	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	16.31%	13.58%	12.44%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	6.2%
Masco Corp.	5.1%
Comcast Corp. -Class A	4.7%
Sony Corp., ADR	4.4%
Dollar General Corp.	4.4%
Dollar Tree, Inc.	4.2%
Quest Diagnostics, Inc.	4.1%
Booking Holdings, Inc.	3.8%
UnitedHealth Group, Inc.	3.6%
Chubb, Ltd.	3.6%

Sector Allocation 12/31/20

Sector	% of Net Assets
Financials	21.5%
Consumer Discretionary	19.9%
Industrials	17.4%
Health Care	13.8%
Consumer Staples	7.7%
Communication Services	7.0%
Information Technology	4.4%
Short-Term Investments & Other Net Assets	4.0%
Materials	2.9%
Energy	1.4%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (96.0%)	Shares/ Par +	Value $ (000’s)

Communication Services (7.0%)
Comcast Corp. - Class A	162,035	8,491
Omnicom Group, Inc.	67,490	4,209

Total		12,700

Consumer Discretionary (19.9%)
Booking Holdings, Inc. *	3,105	6,916
Dollar General Corp.	37,380	7,861
Dollar Tree, Inc. *	69,394	7,497
Sony Corp., ADR	79,219	8,009
The TJX Cos., Inc.	84,070	5,741

Total		36,024

Consumer Staples (7.7%)
Nestle SA, ADR	29,865	3,518
PepsiCo, Inc.	26,953	3,997
Unilever PLC, ADR	105,405	6,362

Total		13,877

Energy (1.4%)
Schlumberger, Ltd.	113,360	2,475

Total		2,475

Financials (21.5%)
Berkshire Hathaway, Inc. - Class B *	48,201	11,176

Common Stocks (96.0%)	Shares/ Par +	Value $ (000’s)

Financials continued
The Charles Schwab Corp.	117,635	6,239
Chubb, Ltd.	42,120	6,483
JPMorgan Chase & Co.	47,230	6,002
Northern Trust Corp.	51,330	4,781
The Progressive Corp.	42,075	4,161

Total		38,842

Health Care (13.8%)
Koninklijke Philips NV *	117,627	6,372
Quest Diagnostics, Inc.	61,600	7,341
Smith & Nephew PLC, ADR	109,403	4,613
UnitedHealth Group, Inc.	18,600	6,523

Total		24,849

Industrials (17.4%)
Eaton Corp. PLC	47,960	5,762
Emerson Electric Co.	29,465	2,368
Expeditors International of Washington, Inc.	35,848	3,409
Honeywell International, Inc.	27,920	5,939
Masco Corp.	168,664	9,265
PACCAR, Inc.	54,520	4,704

Total		31,447

Information Technology (4.4%)
Accenture PLC - Class A	12,749	3,330

Common Stocks (96.0%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Micron Technology, Inc. *	60,685	4,562

Total		7,892

Materials (2.9%)
PPG Industries, Inc.	35,965	5,187

Total		5,187

Total Common Stocks
(Cost: $125,374)		173,293

Short-Term Investments (3.9%)

Money Market Funds (3.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	7,124,404	7,124

Total		7,124

Total Short-Term Investments
(Cost: $7,124)		7,124

Total Investments (99.9%)
(Cost: $132,498)@		180,417

Other Assets, Less
Liabilities (0.1%)		147

Net Assets (100.0%)		180,564

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $132,504 and the net unrealized appreciation of investments based on that cost was $47,913 which is comprised of $52,870 aggregate gross unrealized appreciation and $4,957 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$173,293	$-	$-
Short-Term Investments	7,124	-	-
Total Assets:	$180,417	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$4.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, ending the year near record highs despite the significant disruption brought on by the COVID-19 pandemic. Restrictions put in place to slow the virus’ spread led to a sharp market downturn early in the year, but stocks recovered throughout the rest of the year as the economy reopened and vaccines and other treatments for the virus were developed. Fiscal policy also played a role in the recovery, as stimulus checks and unemployment assistance boosted household incomes. The U.S. Federal Reserve Bank (the “Fed”) provided significant support for markets and the economy by lowering interest rates to near zero and implementing several bond-buying programs.

In this environment, large cap stocks, as represented by the S&P 500®, posted a return of 18.40%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 13.66% and 11.29%, respectively. Meanwhile, the broad bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 7.51%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.11%.

PORTFOLIO RESULTS

The Index 500 Stock Portfolio delivered a total return of 18.18% for the twelve months ended December 31, 2020, slightly trailing the S&P 500® Index (the “Index”), which returned 18.40%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the S&P 500 Index Funds peer group was 18.08%.

Seven of the Portfolio’s eleven sectors advanced for the reporting period. The Information Technology sector contributed the large majority of the Portfolio’s return, as many of the sector’s growth trends were accelerated by the impact of the pandemic. The rise in remote work and education that followed the introduction of COVID-19-related restrictions helped support revenues in the sector despite the economic downturn. The communications equipment industry was boosted by the introduction of new handheld devices with 5G technology, growth in wearable technology, and improved revenues from services associated with technology products. Brisk sales of enterprise software and cloud services that provide consistent revenue streams drove strong performance in the software industry. Semiconductor companies also performed well, with the industry benefiting from sales of gaming products, as homebound consumers spent more time playing video games.

The Consumer Discretionary sector gained, as governmental stimulus payments helped consumer spending rebound after a sharp drop following initial lockdowns. The internet and direct marketing industry was the largest contributor in the sector, as shopping from home boosted online retailers. With many consumers spending more time at home, spending patterns shifted, and purchases of essential items and other consumer goods showed greater resilience than spending on services. Among detractors from the Portfolio’s return, the Energy sector saw the most significant decline. The sudden slowdown in output and travel that followed the spread of the virus led oil prices to fall sharply. While prices recovered somewhat throughout the year, investment in energy projects declined, and the oil, gas, and consumable fuels industry struggled.

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	18.18%	14.97%	13.64%
S&P 500® Index	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	18.08%	14.80%	13.47%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in exchange traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Apple, Inc.	6.7%
Microsoft Corp.	5.3%
Amazon.com, Inc.	4.3%
Alphabet, Inc., Various	3.2%
Facebook, Inc. - Class A	2.1%
Tesla Motors, Inc.	1.7%
Berkshire Hathaway, Inc. - Class B	1.4%
Johnson & Johnson	1.3%
JPMorgan Chase & Co.	1.2%
Visa, Inc. - Class A	1.2%

Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	27.3%
Health Care	13.3%
Consumer Discretionary	12.6%
Communication Services	10.6%
Financials	10.3%
Industrials	8.3%
Consumer Staples	6.4%
Utilities	2.7%
Materials	2.6%
Real Estate	2.4%
Energy	2.3%
Short-Term Investments & Other Net Assets	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Communication Services (10.6%)
Activision Blizzard, Inc.	106,614	9,899
Alphabet, Inc. - Class A *	41,473	72,687
Alphabet, Inc. - Class C *	40,044	70,152
AT&T, Inc.	983,013	28,271
CenturyLink, Inc.	136,211	1,328
Charter Communications, Inc. - Class A *	20,128	13,316
Comcast Corp. - Class A	629,850	33,004
Discovery Communications, Inc. - Class A *	22,115	665
Discovery Communications, Inc. - Class C *	40,694	1,066
DISH Network Corp. - Class A *	34,111	1,103
Electronic Arts, Inc.	40,015	5,746
Facebook, Inc. - Class A *	331,621	90,586
Fox Corp.	21,340	616
Fox Corp. - Class A	46,563	1,356
The Interpublic Group of Companies, Inc.	53,804	1,266
Live Nation Entertainment, Inc. *	19,725	1,449
Netflix, Inc. *	60,944	32,954
News Corp. - Class A	53,931	969
News Corp. - Class B	16,798	299
Omnicom Group, Inc.	29,655	1,850
Take-Two Interactive Software, Inc. *	15,867	3,297
T-Mobile US, Inc. *	80,473	10,852
Twitter, Inc. *	109,716	5,941
Verizon Communications, Inc.	570,839	33,537
ViacomCBS, Inc.	77,938	2,904
The Walt Disney Co. *	249,752	45,250

Total		470,363

Consumer Discretionary (12.6%)
Advance Auto Parts, Inc.	9,360	1,474
Amazon.com, Inc. *	58,833	191,615
Aptiv PLC	37,249	4,853
AutoZone, Inc. *	3,197	3,790
Best Buy Co., Inc.	31,791	3,172
Booking Holdings, Inc. *	5,650	12,584
BorgWarner, Inc.	33,730	1,303
CarMax, Inc. *	22,636	2,138
Carnival Corp.	102,592	2,222
Chipotle Mexican Grill, Inc. *	3,860	5,353

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
D.R. Horton, Inc.	45,743	3,153
Darden Restaurants, Inc.	17,961	2,140
Dollar General Corp.	33,797	7,108
Dollar Tree, Inc. *	32,444	3,505
Domino’s Pizza, Inc.	5,435	2,084
eBay, Inc.	90,338	4,539
Etsy, Inc. *	17,394	3,095
Expedia, Inc.	18,752	2,483
Ford Motor Co.	539,040	4,738
The Gap, Inc.	28,378	573
Garmin, Ltd.	20,577	2,462
General Motors Co.	173,752	7,235
Genuine Parts Co.	19,901	1,999
Hanesbrands, Inc.	48,050	701
Hasbro, Inc.	17,580	1,644
Hilton Worldwide Holdings, Inc.	38,273	4,258
The Home Depot, Inc.	148,514	39,448
L Brands, Inc.	32,227	1,199
Las Vegas Sands Corp.	45,308	2,700
Leggett & Platt, Inc.	18,278	810
Lennar Corp. - Class A	37,952	2,893
LKQ Corp. *	38,624	1,361
Lowe’s Companies, Inc.	101,077	16,224
Marriott International, Inc. - Class A	36,687	4,840
McDonald’s Corp.	102,786	22,056
MGM Resorts International	56,555	1,782
Mohawk Industries, Inc. *	8,250	1,163
Newell Brands, Inc.	52,092	1,106
NIKE, Inc. - Class B	173,097	24,488
Norwegian Cruise Line Holdings, Ltd. *	43,541	1,107
NVR, Inc. *	482	1,967
O’Reilly Automotive, Inc. *	9,994	4,523
Pool Corp.	5,540	2,064
PulteGroup, Inc.	36,983	1,595
PVH Corp.	9,807	921
Ralph Lauren Corp.	6,652	690
Ross Stores, Inc.	49,110	6,031
Royal Caribbean Cruises, Ltd.	25,686	1,918
Starbucks Corp.	161,909	17,321
Tapestry, Inc.	38,268	1,189
Target Corp.	69,080	12,195
Tesla Motors, Inc. *	104,608	73,819
Tiffany & Co.	14,906	1,959
The TJX Cos., Inc.	165,624	11,310
Tractor Supply Co.	16,070	2,259
Ulta Beauty, Inc. *	7,772	2,232

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Under Armour, Inc. - Class A *	26,008	447
Under Armour, Inc. - Class C *	26,845	399
VF Corp.	44,116	3,768
Whirlpool Corp.	8,628	1,557
Wynn Resorts, Ltd.	13,393	1,511
Yum! Brands, Inc.	41,614	4,518

Total		555,591

Consumer Staples (6.4%)
Altria Group, Inc.	256,364	10,511
Archer-Daniels-Midland Co.	76,753	3,869
Brown-Forman Corp. - Class B	25,179	2,000
Campbell Soup Co.	27,937	1,351
Church & Dwight Co., Inc.	34,273	2,990
The Clorox Co.	17,388	3,511
The Coca-Cola Co.	533,538	29,259
Colgate-Palmolive Co.	118,244	10,111
Conagra Brands, Inc.	67,390	2,444
Constellation Brands, Inc. - Class A	23,383	5,122
Costco Wholesale Corp.	60,866	22,933
The Estee Lauder Cos., Inc. - Class A	31,250	8,318
General Mills, Inc.	84,327	4,958
The Hershey Co.	20,351	3,100
Hormel Foods Corp.	38,729	1,805
The J.M. Smucker Co.	15,739	1,819
Kellogg Co.	35,087	2,183
Kimberly-Clark Corp.	46,921	6,326
The Kraft Heinz Co.	89,389	3,098
The Kroger Co.	106,816	3,393
Lamb Weston Holdings, Inc.	20,187	1,590
McCormick & Co., Inc.	34,307	3,280
Molson Coors Beverage Co. - Class B	25,954	1,173
Mondelez International, Inc.	197,287	11,535
Monster Beverage Corp. *	50,978	4,714
PepsiCo, Inc.	190,637	28,271
Philip Morris International, Inc.	214,828	17,786
The Procter & Gamble Co.	342,055	47,594
Sysco Corp.	70,265	5,218
Tyson Foods, Inc. - Class A	40,574	2,615
Walgreens Boots Alliance, Inc.	99,145	3,954

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Staples continued
Walmart, Inc.	191,243	27,568

Total		284,399

Energy (2.3%)
Apache Corp.	52,071	739
Baker Hughes	94,606	1,973
Cabot Oil & Gas Corp.	54,982	895
Chevron Corp.	265,556	22,426
Concho Resources, Inc.	27,080	1,580
ConocoPhillips	147,322	5,892
Devon Energy Corp.	52,766	834
Diamondback Energy, Inc.	21,792	1,055
EOG Resources, Inc.	80,475	4,013
Exxon Mobil Corp.	583,274	24,043
Halliburton Co.	121,947	2,305
Hess Corp.	37,700	1,990
HollyFrontier Corp.	20,562	532
Kinder Morgan, Inc.	268,566	3,671
Marathon Oil Corp.	108,892	726
Marathon Petroleum Corp.	89,756	3,712
NOV, Inc.	53,559	735
Occidental Petroleum Corp.	115,612	2,001
ONEOK, Inc.	61,303	2,353
Phillips 66	60,256	4,214
Pioneer Natural Resources Co.	22,681	2,583
Schlumberger, Ltd.	192,027	4,192
TechnipFMC PLC	58,273	548
Valero Energy Corp.	56,254	3,182
The Williams Cos., Inc.	167,411	3,357

Total		99,551

Financials (10.3%)
AFLAC, Inc.	90,117	4,007
The Allstate Corp.	41,945	4,611
American Express Co.	89,971	10,878
American International Group, Inc.	118,846	4,499
Ameriprise Financial, Inc.	16,275	3,163
Aon PLC	31,537	6,663
Arthur J. Gallagher & Co.	26,530	3,282
Assurant, Inc.	8,183	1,115
Bank of America Corp.	1,050,151	31,830
The Bank of New York Mellon Corp.	112,461	4,773
Berkshire Hathaway, Inc. – Class B *	268,463	62,249
BlackRock, Inc.	19,566	14,118
Capital One Financial Corp.	63,097	6,237
CBOE Holdings, Inc.	14,904	1,388
The Charles Schwab Corp.	205,774	10,914
Chubb, Ltd.	62,265	9,584

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
Cincinnati Financial Corp.	20,642	1,803
Citigroup, Inc.	287,201	17,709
Citizens Financial Group, Inc.	58,913	2,107
CME Group, Inc.	49,521	9,015
Comerica, Inc.	19,187	1,072
Discover Financial Services	42,280	3,828
Everest Re Group, Ltd.	5,513	1,291
Fifth Third Bancorp	98,277	2,709
First Republic Bank	23,995	3,526
Franklin Resources, Inc.	37,588	939
Globe Life, Inc.	13,283	1,261
The Goldman Sachs Group, Inc.	47,463	12,516
The Hartford Financial Services Group, Inc.	49,430	2,421
Huntington Bancshares, Inc.	140,337	1,772
Intercontinental Exchange, Inc.	77,428	8,927
Invesco, Ltd.	51,960	906
JPMorgan Chase & Co.	420,491	53,432
KeyCorp	134,701	2,210
Lincoln National Corp.	25,061	1,261
Loews Corp.	32,230	1,451
M&T Bank Corp.	17,698	2,253
MarketAxess Holdings, Inc.	5,237	2,988
Marsh & McLennan Cos., Inc.	69,966	8,186
MetLife, Inc.	105,524	4,954
Moody’s Corp.	22,280	6,467
Morgan Stanley	197,164	13,512
MSCI, Inc.	11,435	5,106
Nasdaq, Inc.	15,840	2,103
Northern Trust Corp.	28,710	2,674
People’s United Financial, Inc.	58,608	758
PNC Financial Services Group, Inc.	58,448	8,709
Principal Financial Group, Inc.	35,245	1,748
The Progressive Corp.	80,782	7,988
Prudential Financial, Inc.	54,627	4,265
Raymond James Financial, Inc.	16,812	1,608
Regions Financial Corp.	132,491	2,136
S&P Global, Inc.	33,190	10,911
State Street Corp.	48,668	3,542
SVB Financial Group *	7,145	2,771
Synchrony Financial	74,897	2,600
T. Rowe Price Group, Inc.	31,236	4,729
The Travelers Cos., Inc.	34,943	4,905
Truist Financial Corp.	185,969	8,913

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
U.S. Bancorp	189,106	8,810
Unum Group	28,094	644
W.R. Berkley Corp.	19,422	1,290
Wells Fargo & Co.	570,342	17,213
Willis Towers Watson PLC	17,782	3,746
Zions Bancorporation	22,625	983

Total		455,979

Health Care (13.3%)
Abbott Laboratories	244,492	26,769
AbbVie, Inc.	243,542	26,096
ABIOMED, Inc. *	6,234	2,021
Agilent Technologies, Inc.	42,212	5,002
Alexion Pharmaceuticals, Inc. *	30,189	4,717
Align Technology, Inc. *	9,898	5,289
AmerisourceBergen Corp.	20,286	1,983
Amgen, Inc.	80,309	18,465
Anthem, Inc.	34,308	11,016
Baxter International, Inc.	70,466	5,654
Becton Dickinson and Co.	40,009	10,011
Biogen, Inc. *	21,228	5,198
Bio-Rad Laboratories, Inc. – Class A *	2,969	1,731
Boston Scientific Corp. *	197,530	7,101
Bristol-Myers Squibb Co.	311,727	19,336
Cardinal Health, Inc.	40,477	2,168
Catalent, Inc. *	22,719	2,364
Centene Corp. *	79,982	4,801
Cerner Corp.	42,293	3,319
Cigna Corp.	49,836	10,375
The Cooper Cos., Inc.	6,765	2,458
CVS Health Corp.	180,561	12,332
Danaher Corp.	87,215	19,374
DaVita, Inc. *	10,197	1,197
Dentsply Sirona, Inc.	30,149	1,579
Dexcom, Inc. *	13,247	4,898
Edwards Lifesciences Corp. *	85,976	7,844
Eli Lilly & Co.	109,525	18,492
Gilead Sciences, Inc.	172,921	10,074
HCA Healthcare, Inc.	36,409	5,988
Henry Schein, Inc. *	19,696	1,317
Hologic, Inc. *	35,454	2,582
Humana, Inc.	18,256	7,490
IDEXX Laboratories, Inc. *	11,767	5,882
Illumina, Inc. *	20,140	7,452
Incyte Corp. *	25,678	2,233
Intuitive Surgical, Inc. *	16,216	13,266
IQVIA Holdings, Inc. *	26,448	4,739
Johnson & Johnson	363,152	57,153

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Laboratory Corp. of America Holdings *	13,436	2,735
McKesson Corp.	22,149	3,852
Medtronic PLC	185,680	21,751
Merck & Co., Inc.	349,011	28,549
Mettler-Toledo International, Inc. *	3,282	3,740
PerkinElmer, Inc.	15,447	2,217
Perrigo Co. PLC	18,828	842
Pfizer, Inc.	766,766	28,225
Quest Diagnostics, Inc.	18,590	2,215
Regeneron Pharmaceuticals, Inc. *	14,465	6,988
ResMed, Inc.	19,991	4,249
STERIS PLC	11,770	2,231
Stryker Corp.	45,100	11,051
Teleflex, Inc.	6,424	2,644
Thermo Fisher Scientific, Inc.	54,673	25,466
UnitedHealth Group, Inc.	130,887	45,899
Universal Health Services, Inc. - Class B	10,722	1,474
Varian Medical Systems, Inc. *	12,602	2,205
Vertex Pharmaceuticals, Inc. *	35,872	8,478
Viatris, Inc. *	166,424	3,119
Waters Corp. *	8,559	2,118
West Pharmaceutical Services, Inc.	10,198	2,889
Zimmer Biomet Holdings, Inc.	28,593	4,406
Zoetis, Inc.	65,562	10,851

Total		587,960

Industrials (8.3%)
3M Co.	79,571	13,908
A.O. Smith Corp.	18,683	1,024
Alaska Air Group, Inc.	17,059	887
Allegion PLC	12,696	1,478
American Airlines Group, Inc.	84,255	1,329
AMETEK, Inc.	31,737	3,838
The Boeing Co.	73,203	15,670
C.H. Robinson Worldwide, Inc.	18,753	1,760
Carrier Global Corp.	112,383	4,239
Caterpillar, Inc.	74,941	13,641
Cintas Corp.	12,124	4,285
Copart, Inc. *	28,665	3,648
CSX Corp.	105,499	9,574
Cummins, Inc.	20,417	4,637
Deere & Co.	43,229	11,631
Delta Air Lines, Inc.	87,974	3,537
Dover Corp.	19,879	2,510
Eaton Corp. PLC	54,986	6,606
Emerson Electric Co.	82,498	6,630

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Equifax, Inc.	16,780	3,236
Expeditors International of Washington, Inc.	23,350	2,221
Fastenal Co.	79,196	3,867
FedEx Corp.	33,326	8,652
Flowserve Corp.	17,969	662
Fortive Corp.	46,515	3,294
Fortune Brands Home & Security, Inc.	19,165	1,643
General Dynamics Corp.	32,065	4,772
General Electric Co.	1,208,402	13,051
Honeywell International, Inc.	96,796	20,589
Howmet Aerospace, Inc.	53,833	1,536
Huntington Ingalls Industries, Inc.	5,586	952
IDEX Corp.	10,443	2,080
IHS Markit, Ltd.	51,413	4,618
Illinois Tool Works, Inc.	39,733	8,101
Ingersoll-Rand, Inc. *	51,277	2,336
J.B. Hunt Transport Services, Inc.	11,517	1,574
Jacobs Engineering Group, Inc.	17,881	1,948
Johnson Controls International PLC	99,861	4,653
Kansas City Southern	12,912	2,636
L3Harris Technologies, Inc.	28,984	5,479
Lockheed Martin Corp.	33,964	12,057
Masco Corp.	36,098	1,983
Nielsen Holdings PLC	49,247	1,028
Norfolk Southern Corp.	35,037	8,325
Northrop Grumman Corp.	21,388	6,517
Old Dominion Freight Line, Inc.	13,272	2,590
Otis Worldwide Corp.	56,173	3,794
PACCAR, Inc.	47,790	4,123
Parker Hannifin Corp.	17,768	4,840
Pentair PLC	22,947	1,218
Quanta Services, Inc.	19,155	1,380
Raytheon Co.	209,503	14,982
Republic Services, Inc.	29,018	2,794
Robert Half International, Inc.	15,724	982
Rockwell Automation, Inc.	16,027	4,020
Rollins, Inc.	30,518	1,192
Roper Technologies, Inc.	14,467	6,237
Snap-on, Inc.	7,479	1,280
Southwest Airlines Co.	81,427	3,795
Stanley Black & Decker, Inc.	22,102	3,947
Teledyne Technologies, Inc. *	5,088	1,994
Textron, Inc.	31,572	1,526

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Trane Technologies PLC	33,125	4,808
TransDigm Group, Inc. *	7,509	4,647
Union Pacific Corp.	92,958	19,356
United Continental Holdings, Inc. *	40,372	1,746
United Parcel Service, Inc. – Class B	98,662	16,615
United Rentals, Inc. *	9,951	2,308
Verisk Analytics, Inc.	22,429	4,656
W.W. Grainger, Inc.	6,219	2,539
Wabtec Corp.	24,680	1,807
Waste Management, Inc.	53,634	6,325
Xylem, Inc.	24,862	2,531

Total		366,674

Information Technology (27.3%)
Accenture PLC - Class A	87,399	22,829
Adobe Systems, Inc. *	66,176	33,096
Advanced Micro Devices, Inc. *	165,911	15,216
Akamai Technologies, Inc. *	22,457	2,358
Amphenol Corp. - Class A	41,267	5,396
Analog Devices, Inc.	50,970	7,530
ANSYS, Inc. *	11,847	4,310
Apple, Inc.	2,204,632	292,533
Applied Materials, Inc.	125,985	10,872
Arista Networks, Inc. *	7,515	2,184
Autodesk, Inc. *	30,333	9,262
Automatic Data
Processing, Inc.	59,154	10,423
Broadcom, Inc.	55,800	24,432
Broadridge Financial Solutions, Inc.	15,949	2,443
Cadence Design Systems, Inc. *	38,478	5,249
CDW Corp.	19,725	2,599
Cisco Systems, Inc.	582,898	26,085
Citrix Systems, Inc.	16,985	2,210
Cognizant Technology Solutions Corp. - Class A	73,752	6,044
Corning, Inc.	105,393	3,794
DXC Technology Co.	35,095	904
F5 Networks, Inc. *	8,498	1,495
Fidelity National Information Services, Inc.	85,598	12,109
Fiserv, Inc. *	79,326	9,032
FLEETCOR Technologies, Inc. *	11,505	3,139
FLIR Systems, Inc.	18,091	793
Fortinet, Inc. *	18,586	2,761
Gartner, Inc. *	12,317	1,973
Global Payments, Inc.	41,293	8,895

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Hewlett Packard Enterprise Co.	177,540	2,104
HP, Inc.	189,470	4,659
Intel Corp.	565,308	28,164
International Business Machines Corp.	122,919	15,473
Intuit, Inc.	36,245	13,768
IPG Photonics Corp. *	4,926	1,102
Jack Henry & Associates, Inc.	10,528	1,705
Juniper Networks, Inc.	45,486	1,024
Keysight Technologies, Inc. *	25,562	3,376
KLA-Tencor Corp.	21,307	5,517
Lam Research Corp.	19,866	9,382
Leidos Holdings, Inc.	18,455	1,940
Mastercard, Inc. - Class A	121,358	43,317
Maxim Integrated Products, Inc.	36,874	3,269
Microchip Technology, Inc.	35,918	4,961
Micron Technology, Inc. *	153,566	11,545
Microsoft Corp.	1,042,950	231,973
Motorola Solutions, Inc.	23,385	3,977
NetApp, Inc.	30,815	2,041
NortonLifeLock, Inc.	81,648	1,697
NVIDIA Corp.	85,389	44,590
Oracle Corp.	261,667	16,927
Paychex, Inc.	44,137	4,113
Paycom Software, Inc. *	6,758	3,056
PayPal Holdings, Inc. *	161,632	37,854
Qorvo, Inc. *	15,733	2,616
QUALCOMM, Inc.	156,019	23,768
salesforce.com, Inc. *	126,222	28,088
Seagate Technology PLC	30,836	1,917
ServiceNow, Inc. *	26,914	14,814
Skyworks Solutions, Inc.	22,911	3,503
Synopsys, Inc. *	21,053	5,458
TE Connectivity, Ltd.	45,625	5,524
Teradyne, Inc.	22,907	2,746
Texas Instruments, Inc.	126,628	20,783
Tyler Technologies, Inc. *	5,563	2,428
VeriSign, Inc. *	13,852	2,998
Visa, Inc. - Class A	233,914	51,164
Vontier Corp. *	18,581	621
Western Digital Corp.	41,969	2,325
Western Union Co.	56,713	1,244
Xerox Holdings Corp.	22,988	533
Xilinx, Inc.	33,814	4,794
Zebra Technologies Corp. - Class A *	7,355	2,827

Total		1,205,651

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Materials (2.6%)
Air Products and Chemicals, Inc.	30,490	8,331
Albemarle Corp.	14,685	2,166
Amcor PLC	216,369	2,547
Avery Dennison Corp.	11,507	1,785
Ball Corp.	45,124	4,205
Celanese Corp. - Class A	16,125	2,095
CF Industries Holdings, Inc.	29,509	1,142
Corteva, Inc.	102,773	3,979
Dow, Inc.	102,323	5,679
DuPont de Nemours, Inc.	101,233	7,199
Eastman Chemical Co.	18,688	1,874
Ecolab, Inc.	34,257	7,412
FMC Corp.	17,900	2,057
Freeport-McMoRan, Inc.	200,419	5,215
International Flavors &
Fragrances, Inc.	14,751	1,606
International Paper Co.	54,227	2,696
Linde PLC	72,403	19,079
LyondellBasell Industries NV - Class A	35,469	3,251
Martin Marietta
Materials, Inc.	8,591	2,440
The Mosaic Co.	47,588	1,095
Newmont Mining Corp.	110,821	6,637
Nucor Corp.	41,650	2,215
Packaging Corp. of America	13,082	1,804
PPG Industries, Inc.	32,584	4,699
Sealed Air Corp.	21,403	980
The Sherwin-Williams Co.	11,276	8,287
Vulcan Materials Co.	18,279	2,711
WestRock Co.	36,233	1,577

Total		114,763

Real Estate (2.4%)
Alexandria Real Estate Equities, Inc.	17,081	3,044
American Tower Corp.	61,278	13,754
AvalonBay Communities, Inc.	19,259	3,090
Boston Properties, Inc.	19,540	1,847
CBRE Group, Inc. *	46,275	2,902
Crown Castle International Corp.	59,496	9,471
Digital Realty Trust, Inc.	38,648	5,392
Duke Realty Corp.	51,310	2,051
Equinix, Inc.	12,291	8,778
Equity Residential	47,243	2,801
Essex Property Trust, Inc.	8,995	2,136
Extra Space Storage, Inc.	17,828	2,066

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Federal Realty Investment Trust	9,496	808
Healthpeak Properties, Inc.	74,265	2,245
Host Hotels & Resorts, Inc.	97,298	1,423
Iron Mountain, Inc.	39,752	1,172
Kimco Realty Corp.	59,663	896
Mid-America Apartment Communities, Inc.	15,777	1,999
Prologis, Inc.	101,974	10,163
Public Storage	20,981	4,845
Realty Income Corp.	48,418	3,010
Regency Centers Corp.	21,769	992
SBA Communications Corp.	15,328	4,324
Simon Property Group, Inc.	45,231	3,857
SL Green Realty Corp.	10,011	596
UDR, Inc.	40,623	1,561
Ventas, Inc.	51,671	2,534
Vornado Realty Trust	21,635	808
Welltower, Inc.	57,566	3,720
Weyerhaeuser Co.	102,968	3,453

Total		105,738

Utilities (2.7%)
The AES Corp.	91,753	2,156
Alliant Energy Corp.	34,454	1,775
Ameren Corp.	34,101	2,662
American Electric Power Co., Inc.	68,476	5,702
American Water Works Co., Inc.	25,006	3,838
Atmos Energy Corp.	17,366	1,657
CenterPoint Energy, Inc.	75,156	1,626
CMS Energy Corp.	39,499	2,410
Consolidated Edison, Inc.	47,194	3,411
Dominion Resources, Inc.	112,540	8,463
DTE Energy Co.	26,701	3,242
Duke Energy Corp.	101,524	9,295
Edison International	52,215	3,280
Entergy Corp.	27,621	2,758
Evergy, Inc.	31,291	1,737
Eversource Energy	47,292	4,091
Exelon Corp.	134,578	5,682
FirstEnergy Corp.	74,849	2,291
NextEra Energy, Inc.	270,249	20,850
NiSource, Inc.	52,863	1,213
NRG Energy, Inc.	33,690	1,265
Pinnacle West Capital Corp.	15,533	1,242
PPL Corp.	106,058	2,991
Public Service Enterprise Group, Inc.	69,780	4,068
Sempra Energy	39,794	5,070
The Southern Co.	145,706	8,951

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Utilities continued
WEC Energy Group, Inc.	43,513	4,004
Xcel Energy, Inc.	72,485	4,833

Total		120,563

Total Common Stocks
(Cost: $1,647,745)		4,367,232

Short-Term Investments (1.1%)

Commercial Paper (0.3%)
Apple, Inc. 0.000%, 1/12/21 144A	2,000,000	2,000
0.000%, 1/13/21 144A	3,000,000	3,000
Exxon Mobil Corp. 0.000%, 1/27/21	5,000,000	5,000
Societe Generale SA 0.000%, 1/6/21 144A	5,000,000	5,000

Total		15,000

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	15,436,027	15,436

Total		15,436

US Government & Agencies (0.5%)
Federal Home Loan Bank
0.000%, 1/6/21	1,215,000	1,215
0.000%, 1/14/21	5,000,000	5,000
0.000%, 1/20/21	5,000,000	5,000
0.000%, 1/27/21	3,500,000	3,500
0.000%, 2/19/21 ß	5,000,000	4,999

Total		19,714

Total Short-Term Investments
(Cost: $50,149)		50,150

Total Investments (99.9%)
(Cost: $1,697,894)@		4,417,382

Other Assets, Less
Liabilities (0.1%)		2,347

Net Assets (100.0%)		4,419,729

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-mini S&P 500 Futures	Long	USD	13	269	3/21	$50,421	$1,308	$331

							$1,308	$331

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or	$-	$331	$331	$-	$-	$-	$-
Centrally Cleared Derivatives

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $10,000 representing 0.2% of the net assets.

#	7-Day yield as of 12/31/2020.

b

Cash or securities with an aggregate value of $4,999 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,700,651 and the net unrealized appreciation of investments based on that cost was $2,718,039 which is comprised of $2,811,637 aggregate gross unrealized appreciation and $93,598 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$4,367,232	$-	$-
Short-Term Investments
Money Market Funds	15,436	-	-
All Others	-	34,714	-
Other Financial Instruments^
Futures	1,308	-	-
Total Assets:	$4,383,976	$34,714	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$212 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

MARKET OVERVIEW

Broad U.S. equity markets ended the year higher despite volatility in the first quarter as markets plunged dramatically on pandemic fears and heightened global economic uncertainty. Stocks rapidly entered bear market territory as coronavirus (COVID-19) containment efforts disrupted economic activity and fueled massive unemployment. Stocks recovered ground in the second quarter after the U.S. Federal Reserve Bank (the “Fed”) intervened with several aggressive stimulus measures and Congress passed a $2 trillion economic relief package. This market recovery extended through the second half of the year, supported by stronger-than-expected economic and earnings growth. The approval of COVID-19 vaccines and the passage of additional fiscal stimulus measures supported robust fourth quarter gains.

Against this backdrop, growth stocks outperformed value stocks by a significant margin, and lower quality stocks outperformed higher quality stocks. Large cap stocks modestly outperformed small cap stocks.

PORTFOLIO RESULTS

The Portfolio returned 2.64% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 2.80%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Large Cap Value Funds peer group was 3.49%.

The Portfolio’s underweight and stock selection in the Materials sector detracted from the Portfolio’s relative performance. More specifically, relative performance was pressured by the Portfolio’s lack of exposure to several of the Index’s chemicals and metals and mining names. An underweight and security selection within the Consumer Discretionary sector also hindered results.

Welltower, a real estate investment trust (REIT) that primarily invests in senior housing and related health care facilities, was a key individual performance detractor. The company experienced an outsize impact from COVID-19, as the absence of new move-ins caused occupancy to decline. Also, coronavirus measures increased operating expenses, and Welltower cut its dividend.

Furthermore, while stock selection in the Energy sector was additive overall, Schlumberger, the largest oil field services company in the world, was a notable detractor. The Energy sector encountered headwinds in 2020, notably the sharp decrease in economic activity brought about by the coronavirus pandemic. Schlumberger’s stock declined on concerns these headwinds could negatively impact the company’s profitability.

On the other hand, the Portfolio’s overweight in the Health Care sector was a key contributor to the Portfolio’s relative performance. In addition, several of the Portfolio’s Health Care holdings outperformed, including Hologic. This medical device company outperformed due to significant sales for its new COVID-19 test. The economics of the test are extremely favorable as Hologic is able to capture three times the revenue of its core diagnostics tests and achieve better gross margins.

Stock selection and an overweight in the Information Technology sector also aided results, with strong performance from holdings across several industries. The Consumer Staples sector was another area of strength, as several holdings within the sector outperformed. Household and personal goods company Colgate-Palmolive Co. was a top contributor to relative performance. The company benefited from a short-term increase in demand due to pandemic concerns.

Large Company Value Portfolio (unaudited)

Several Industrials holdings outperformed during the year, including United Parcel Service. The COVID-19 pandemic caused a surge in e-commerce and parcel demand, resulting in constrained supply and increased pricing power for parcel carriers.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We remain overweight in Health Care, and the vast majority of our exposure in the sector is in the pharmaceuticals and health care equipment and supplies industries. We have also identified several Consumer Staples holdings that we believe offer attractive risk/reward profiles, leading to an overweight in the sector.

Conversely, it has been difficult for us to find higher quality Consumer Discretionary companies with sustainable business models, leading to a notable underweight in the sector. We are also underweight in Communication Services because many stocks in the sector do not meet our valuation criteria. Furthermore, our Real Estate exposure is limited because our metrics show that valuations throughout the sector remain extended.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Large Company Value Portfolio	2.64%	9.11%	10.06%
Russell 1000® Value Index	2.80%	9.74%	10.50%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	3.49%	9.47%	9.89%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Large Company Value Portfolio (unaudited)

  Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Johnson & Johnson	4.7%
Medtronic PLC	4.7%
Berkshire Hathaway, Inc. - Class B	4.5%
Emerson Electric Co.	3.8%
Verizon Communications, Inc.	3.3%
The Bank of New York Mellon Corp.	3.1%
Cisco Systems, Inc.	2.9%
Unilever PLC, ADR	2.9%
JPMorgan Chase & Co.	2.7%
Chubb, Ltd.	2.2%

  Sector Allocation 12/31/20

Sector	% of Net Assets
Financials	20.6%
Health Care	20.2%
Industrials	12.6%
Consumer Staples	12.2%
Information Technology	10.3%
Utilities	5.3%
Communication Services	5.0%
Energy	4.4%
Consumer Discretionary	2.6%
Materials	2.4%
Real Estate	1.6%
Short-Term Investments & Other Net Assets	1.6%
Investment Companies	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (97.2%)	Shares/ Par +	Value $ (000’s)

Communication Services (5.0%)
Verizon Communications, Inc.	120,001	7,050
The Walt Disney Co. *	20,016	3,627

Total		10,677

Consumer Discretionary (2.6%)
Advance Auto Parts, Inc.	11,398	1,795
Dollar Tree, Inc. *	19,278	2,083
Honda Motor Co., Ltd., ADR	54,457	1,539

Total		5,417

Consumer Staples (12.2%)
Colgate-Palmolive Co.	27,062	2,314
Kimberly-Clark Corp.	11,955	1,612
Koninklijke Ahold Delhaize NV	58,886	1,663
Mondelez International, Inc.	73,521	4,299
PepsiCo, Inc.	29,399	4,360
The Procter & Gamble Co.	15,422	2,146
Unilever PLC, ADR	100,392	6,059
Walmart, Inc.	22,944	3,307

Total		25,760

Energy (4.4%)
Chevron Corp.	49,704	4,197
ConocoPhillips	64,882	2,595
Total SA, ADR	61,866	2,593

Total		9,385

Financials (20.6%)
AFLAC, Inc.	69,818	3,105
Ameriprise Financial, Inc.	10,987	2,135
The Bank of New York Mellon Corp.	156,225	6,630
Berkshire Hathaway, Inc. - Class B *	41,480	9,618
The Charles Schwab Corp.	19,739	1,047
Chubb, Ltd.	30,437	4,685
JPMorgan Chase & Co.	44,313	5,631
MetLife, Inc.	38,858	1,824
Northern Trust Corp.	24,579	2,289
Truist Financial Corp.	72,066	3,454
U.S. Bancorp	70,442	3,282

Total		43,700

Health Care (20.2%)
Becton Dickinson and Co.	12,229	3,060
Cerner Corp.	41,495	3,257
Hologic, Inc. *	18,164	1,323
Johnson & Johnson	63,816	10,043

Common Stocks (97.2%)	Shares/ Par +	Value $ (000’s)

Health Care continued
McKesson Corp.	12,342	2,146
Medtronic PLC	84,525	9,901
Merck & Co., Inc.	34,692	2,838
Pfizer, Inc.	36,434	1,341
Quest Diagnostics, Inc.	14,892	1,775
Roche Holding AG	6,782	2,366
Universal Health Services, Inc. - Class B	16,173	2,224
Zimmer Biomet Holdings, Inc.	16,678	2,570

Total		42,844

Industrials (12.6%)
Emerson Electric Co.	100,955	8,114
General Dynamics Corp.	15,031	2,237
Johnson Controls International PLC	83,006	3,867
Norfolk Southern Corp.	10,769	2,559
Raytheon Co.	33,482	2,394
Republic Services, Inc.	22,946	2,210
Siemens AG	25,417	3,638
Southwest Airlines Co.	34,457	1,606

Total		26,625

Information Technology (10.3%)
Applied Materials, Inc.	14,812	1,278
Automatic Data Processing, Inc.	12,209	2,151
Cisco Systems, Inc.	136,406	6,104
F5 Networks, Inc. *	14,327	2,521
Intel Corp.	41,044	2,045
Oracle Corp.	33,144	2,144
TE Connectivity, Ltd.	19,274	2,333
Texas Instruments, Inc.	20,213	3,318

Total		21,894

Materials (2.4%)
Martin Marietta Materials, Inc.	4,782	1,358
Mondi PLC	77,313	1,825
Sonoco Products Co.	30,337	1,797

Total		4,980

Real Estate (1.6%)
Healthpeak Properties, Inc.	59,694	1,805
Weyerhaeuser Co.	47,018	1,576

Total		3,381

Utilities (5.3%)
Duke Energy Corp.	29,625	2,713
Eversource Energy	29,260	2,531
Pinnacle West Capital Corp.	38,209	3,055

Common Stocks (97.2%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Xcel Energy, Inc.	45,134	3,009

Total		11,308

Total Common Stocks
(Cost: $180,718)		205,971

Investment Companies (1.2%)

Investment Companies (1.2%)
iShares Russell 1000 Value Index Fund	19,409	2,654

Total		2,654

Total Investment Companies
(Cost: $2,344)		2,654

Short-Term Investments (1.1%)

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	2,393,449	2,393

Total		2,393

Total Short-Term Investments
(Cost: $2,393)		2,393

Total Investments (99.5%)
(Cost: $185,455)@		211,018

Other Assets, Less
Liabilities (0.5%)		980

Net Assets (100.0%)		211,998

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Morgan Stanley Capital Services, Inc.	CHF	49	55	3/31/21	$-	p	$-		$-	p
Sell	Morgan Stanley Capital Services, Inc.	CHF	1,830	2,072	3/31/21	-	p	(2)		(2)
Sell	Morgan Stanley Capital Services, Inc.	EUR	5,580	6,830	3/31/21	1		(19)		(18)
Sell	Morgan Stanley Capital Services, Inc.	GBP	4,949	6,771	3/31/21	-		(87)		(87)
Buy	Morgan Stanley Capital Services, Inc.	JPY	7,042	68	3/31/21	-	p	-	p	-	p
Sell	Morgan Stanley Capital Services, Inc.	JPY	141,646	1,373	3/31/21	-		(4)		(4)

						$1		$(112)		$(111)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$1	-	$1	$(112)	-	-	$(112)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $188,083 and the net unrealized appreciation of investments based on that cost was $22,824 which is comprised of $27,785 aggregate gross unrealized appreciation and $4,961 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Staples	$24,097	$1,663	$-
Health Care	40,478	2,366	-
Industrials	22,987	3,638	-
Materials	3,155	1,825	-
All Others	105,762	-	-
Investment Companies	2,654	-	-
Short-Term Investments	2,393	-	-
Other Financial Instruments^
Forward Currency Contracts	-	1	-
Total Assets:	$201,526	$9,493	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(112)	-
Total Liabilities:	$-	$(112)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and	Invest primarily in equity securities of U.S. issuers that are	$946 million
income.	selling at attractive prices relative to their intrinsic value.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large capitalization companies, but may also invest in mid-capitalization companies, that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio employs a focused investment strategy and typically invests in a core group of 30-40 securities.

MARKET OVERVIEW

The coronavirus (COVID-19) pandemic and resulting government policy responses caused significant fluctuations in the stock market for the year ended December 31, 2020. Between mid-February and mid-March, the broad market S&P 500® Index declined by 30%, the fastest drop of this magnitude in its history. The Index then jumped 17% in late March—its biggest three-day gain since 1933—as a massive fiscal stimulus package worked its way through Congress. Through the balance of the year, stocks continued to rally strongly, especially those of very large, technology-oriented growth companies, as investors remained unconcerned with their high valuations. In December, equity indices attained new all-time highs despite monthly records for new COVID-19 cases and hospitalizations and a new wave of restrictions on gatherings and travel in many states. As in 2019, the broad market’s robust gains in 2020 were driven almost entirely by expansion in valuation multiples.

PORTFOLIO RESULTS

The Portfolio returned 0.73% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 2.80%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Large Cap Value Funds peer group was 3.49%.

Investments in the Energy and Industrials sectors were the largest detractors from the Portfolio’s relative returns. Exploration and production companies Marathon Oil Corporation and Occidental Petroleum Corporation, whose businesses are highly sensitive to oil price changes, experienced significant declines when crude oil demand plunged early in the pandemic. The investment team opted to sell these positions. In the Industrials sector, aerospace and defense company Raytheon Technologies Corporation detracted from results. Raytheon’s commercial aerospace exposure has been a source of concern for investors during the downturn. It expressed a conservative outlook for free cash flow in 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Another notable detractor was multifamily housing real estate investment trust (REIT) Equity Residential. The pandemic has put pressure on rent and occupancy levels in some of Equity Residential’s core urban markets.

Investments in the Information Technology and Financials sectors contributed the most to relative performance. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, was a top contributor, benefiting from relatively steady demand for many of its products and services. In the Financials sector, credit card issuer Discover Financial Services was a top contributor. The credit card industry has benefited from a secular shift in transactions toward credit cards. Another notable contributor was international entertainment and media enterprise Walt Disney Company, which has experienced stronger-than-expected growth in Disney+, its streaming service. The company recently raised its Disney+ subscriber targets and announced plans to substantially increase its investment in content.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

In 2020, we made more changes to the Portfolio than usual as we sought to take advantage of stock market volatility to upgrade overall quality. These changes resulted in better quality metrics relative to the Russell 1000® Value Index across several dimensions including average debt rating, leverage ratio and interest coverage, and did so without stretching

Domestic Equity Portfolio (unaudited)

valuation. Looking at several valuation ratios, the Portfolio’s discount relative to the Index is larger than it has been in recent years. We think the combination of higher quality and lower relative valuation further improves the Portfolio’s risk-reward profile. While performance has lagged the Index, especially in the second half of 2020 as investors rotated into more speculative stocks, we have not chased the rally because we do not believe fundamentals justify these stocks’ leadership. We continue to emphasize higher quality, undervalued companies we believe have the potential to generate steadier long-term growth in earnings and cash flows and contribute to strong long-term performance.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	0.73%	9.11%	10.53%
Russell 1000® Value Index	2.80%	9.74%	10.50%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	3.49%	9.47%	9.89%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

   Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
DuPont de Nemours, Inc.	3.4%
Discover Financial Services	3.3%
The Walt Disney Co.	3.3%
Comcast Corp. - Class A	3.3%
Caterpillar, Inc.	3.2%
The Allstate Corp.	3.2%
Broadcom, Inc.	3.2%
Cognizant Technology Solutions Corp. - Class A	3.2%
Equity Residential	3.2%
CVS Health Corp.	3.1%

   Sector Allocation 12/31/20

Sector	% of Net Assets
Health Care	17.6%
Information Technology	17.5%
Financials	12.7%
Industrials	12.2%
Communication Services	12.2%
Consumer Staples	8.4%
Consumer Discretionary	5.9%
Materials	3.4%
Real Estate	3.1%
Energy	3.1%
Utilities	2.8%
Short-Term Investments & Other Net Assets	1.1%

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)

Communication Services (12.2%)
AT&T, Inc.	843,400	24,256
Comcast Corp. - Class A	590,511	30,943
Verizon Communications, Inc.	483,300	28,394
The Walt Disney Co. *	173,436	31,423

Total		115,016

Consumer Discretionary (5.9%)
Dollar Tree, Inc. *	262,200	28,328
Lowe’s Companies, Inc.	171,100	27,463

Total		55,791

Consumer Staples (8.4%)
Archer-Daniels-Midland Co.	514,700	25,946
Conagra Brands, Inc.	761,633	27,617
Mondelez International, Inc.	438,500	25,639

Total		79,202

Energy (3.1%)
ConocoPhillips	724,800	28,985

Total		28,985

Financials (12.7%)
The Allstate Corp.	275,800	30,319
American International Group, Inc.	764,600	28,948
Discover Financial Services	349,313	31,623

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)

Financials continued
Truist Financial Corp.	616,200	29,534

Total		120,424

Health Care (17.6%)
Cardinal Health, Inc.	487,400	26,105
Cigna Corp.	138,403	28,813
CVS Health Corp.	433,300	29,594
Johnson & Johnson	168,400	26,503
Merck & Co., Inc.	323,800	26,487
Viatris, Inc. *	1,552,475	29,093

Total		166,595

Industrials (12.2%)
Caterpillar, Inc.	167,239	30,441
Honeywell International, Inc.	131,360	27,940
Northrop Grumman Corp.	93,600	28,522
Raytheon Co.	395,379	28,274

Total		115,177

Information Technology (17.5%)
Broadcom, Inc.	68,900	30,168
Cisco Systems, Inc.	593,800	26,573
Cognizant Technology Solutions Corp. - Class A	364,518	29,872
Intel Corp.	481,100	23,968
Motorola Solutions, Inc.	158,000	26,869
Oracle Corp.	442,800	28,645

Total		166,095

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)

Materials (3.4%)
DuPont de Nemours, Inc.	450,384	32,027

Total		32,027

Real Estate (3.1%)
Equity Residential	502,295	29,776

Total		29,776

Utilities (2.8%)
Edison International	421,800	26,498

Total		26,498

Total Common Stocks
(Cost: $705,795)		935,586

Short-Term Investments (1.3%)

Money Market Funds (1.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	12,199,944	12,200

Total		12,200

Total Short-Term Investments
(Cost: $12,201)		12,200

Total Investments (100.2%)
(Cost: $717,996)@		947,786

Other Assets, Less
Liabilities (-0.2%)		(1,714)

Net Assets (100.0%)		946,072

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $718,734 and the net unrealized appreciation of investments based on that cost was $229,052 which is comprised of $237,283 aggregate gross unrealized appreciation and $8,231 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$935,586	$-	$-
Short-Term Investments	12,200	-	-
Total Assets:	$947,786	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$788 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

MARKET OVERVIEW

U.S. stocks rose during 2020, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the coronavirus spread quickly in the U.S. and prompted government officials to close schools, nonessential businesses and public facilities. Stocks rebounded during the second quarter, driven by massive stimulus efforts and slowing global coronavirus infection rates. The rebound continued during much of the third quarter, benefiting from a faster-than-expected recovery in the economy and progress in developing several possible coronavirus vaccines and treatments. Stocks benefited from reduced political uncertainty in the fourth quarter with the November resolution of the presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines.

PORTFOLIO RESULTS

The Portfolio returned 1.20% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 2.80%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Equity Income Funds peer group was 3.06%.

The Health Care sector detracted the most from relative returns due to stock selection, such as CVS Health. Shares of the company traded lower throughout the year amid short-term concerns over a potential decline in demand due to coronavirus-related lockdowns. While heightened earnings volatility due to coronavirus-related and political headwinds were expected, CVS Health’s solid track record of earnings growth and management’s deleveraging plans were encouraging.

The Consumer Staples sector also detracted from relative returns, due to weak stock choices. Shares of Tyson Foods had a negative impact on performance. During the first half of the year, shares of the company lagged the broader market as it grappled with uncertainty stemming from the coronavirus outbreak and a shift from commercial to residential consumption. Additionally, shares were pressured due to reports of coronavirus outbreaks at numerous plants. In the fourth quarter, the company came under fire after reports surfaced of management’s actions related to the coronavirus. The Industrials sector also weighed on relative performance, owing to weak security selection and an unfavorable overweight allocation.

On the upside, stock selection in the Information Technology sector was the largest contributor to the Portfolio’s relative returns. Shares of Qualcomm contributed positively to returns. The company rebounded from the first quarter sell-off and was up considerably for the one-year period, stemming from favorable earnings reports, which exceeded market expectations, and the unveiling of the company’s new Snapdragon 888 5G mobile platform. Stock selection in the Energy sector also aided relative returns, led by TC Energy. The positive impact was partially offset, however, by an unfavorable overweight allocation to the sector.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Equity Income Portfolio (unaudited)

Given market performance in 2020, we are beginning to see signs of exuberance, with narrow leadership, high Index concentration and increased special purpose acquisition companies and initial public offering activity. Considering this, we believe 2021 will present a stock pickers’ market, in which more tempered returns may highlight the importance of dividends. Additionally, in the event of an economic recovery, this may be an environment where we could see inflation, as consumers and businesses have capital to deploy, and household net worth is at an all-time high. Ultimately, there may be a recoupling between the market and the economy, which could benefit areas of the market that were left behind over the course of 2020.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Equity Income Portfolio	1.20%	9.98%	9.30%
Russell 1000® Value Index	2.80%	9.74%	10.50%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	3.06%	9.34%	9.63%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual. com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The

Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
The Southern Co., Various	3.1%
QUALCOMM, Inc.	3.1%
Wells Fargo & Co.	2.8%
General Electric Co.	2.6%
DuPont de Nemours, Inc.	2.5%
United Parcel Service, Inc. - Class B	2.3%
Chubb, Ltd.	2.3%
Morgan Stanley	2.1%
MetLife, Inc.	2.0%
Total SA, ADR	1.9%

Sector Allocation 12/31/20

Sector	% of Net Assets
Financials	20.9%
Health Care	13.2%
Industrials	12.1%
Information Technology	9.5%
Utilities	8.9%
Consumer Staples	7.4%
Energy	6.6%
Materials	6.2%
Communication Services	5.4%
Real Estate	4.5%
Consumer Discretionary	4.1%
Short-Term Investments & Other Net Assets	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (96.8%)	Shares/ Par +	Value $ (000’s)

Communication Services (5.4%)
AT&T, Inc.	81,462	2,343
Comcast Corp. - Class A	272,985	14,305
Fox Corp.	184,701	5,334
News Corp. - Class A	540,445	9,712
Verizon Communications, Inc.	45,808	2,691
The Walt Disney Co. *	44,836	8,123

Total		42,508

Consumer Discretionary (4.1%)
General Motors Co.	37,400	1,557
Kohl’s Corp.	151,559	6,167
Las Vegas Sands Corp.	134,015	7,987
Magna International, Inc.	14,500	1,027
Mattel, Inc. *	332,003	5,794
McDonald’s Corp.	5,300	1,137
The TJX Cos., Inc.	37,400	2,554
Volkswagen Group of America Finance LLC	343,270	6,392

Total		32,615

Consumer Staples (7.4%)
Altria Group, Inc.	36,800	1,509
Bunge, Ltd.	35,100	2,302
The Coca-Cola Co.	88,000	4,826
Conagra Brands, Inc.	284,158	10,303
Kimberly-Clark Corp.	56,500	7,618
Mondelez International, Inc.	8,400	491
Philip Morris International, Inc.	169,889	14,065
Tyson Foods, Inc. - Class A	204,293	13,165
Walmart, Inc.	26,700	3,849

Total		58,128

Energy (6.6%)
Chevron Corp.	20,100	1,697
ConocoPhillips	25,200	1,008
Enbridge, Inc.	125,332	4,009
EOG Resources, Inc.	120,900	6,029
Exxon Mobil Corp.	140,700	5,800
Halliburton Co.	273,900	5,177
Hess Corp.	28,300	1,494
Occidental Petroleum Corp.	64,300	1,113
Targa Resources Corp.	167,326	4,414
TC Energy Corp.	146,959	5,984
Total SA, ADR	362,226	15,181

Total		51,906

Financials (20.7%)
American International Group, Inc.	390,760	14,794
Bank of America Corp.	83,323	2,526

Common Stocks (96.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
The Charles Schwab Corp.	58,400	3,098
Chubb, Ltd.	116,907	17,994
Equitable Holdings, Inc.	240,526	6,155
Fifth Third Bancorp	420,527	11,594
Franklin Resources, Inc.	101,028	2,525
The Goldman Sachs Group, Inc.	16,800	4,430
JPMorgan Chase & Co.	58,179	7,393
Loews Corp.	243,148	10,947
Marsh & McLennan Cos., Inc.	17,547	2,053
MetLife, Inc.	330,700	15,526
Morgan Stanley	241,707	16,564
PNC Financial Services Group, Inc.	56,500	8,418
Raymond James Financial, Inc.	50,000	4,783
State Street Corp.	140,884	10,254
Wells Fargo & Co.	740,273	22,341
Willis Towers Watson PLC	7,816	1,647

Total		163,042

Health Care (12.8%)
AbbVie, Inc.	132,495	14,197
Anthem, Inc.	41,149	13,213
Becton Dickinson and Co.	42,391	10,607
Biogen, Inc. *	7,900	1,934
CVS Health Corp.	150,097	10,252
Gilead Sciences, Inc.	57,000	3,321
GlaxoSmithKline PLC	143,549	2,630
GlaxoSmithKline PLC, ADR	42,100	1,549
Johnson & Johnson	69,977	11,013
Medtronic PLC	110,645	12,961
Merck & Co., Inc.	41,100	3,362
Pfizer, Inc.	254,355	9,363
Sanofi	61,834	3,004
Zimmer Biomet Holdings, Inc.	24,800	3,821

Total		101,227

Industrials (12.1%)
Alaska Air Group, Inc.	52,355	2,722
The Boeing Co.	46,752	10,008
Caterpillar, Inc.	25,500	4,641
Cummins, Inc.	4,500	1,022
Emerson Electric Co.	30,000	2,411
Flowserve Corp.	14,981	552
General Electric Co.	1,913,500	20,666
Johnson Controls International PLC	77,098	3,592
L3Harris Technologies, Inc.	60,152	11,370

Common Stocks (96.8%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Nielsen Holdings PLC	286,381	5,977
PACCAR, Inc.	36,300	3,132
Snap-on, Inc.	28,200	4,826
Stericycle, Inc. *	87,399	6,059
United Parcel Service, Inc. - Class B	107,011	18,021

Total		94,999

Information Technology (9.5%)
Applied Materials, Inc.	123,917	10,694
Cisco Systems, Inc.	276,600	12,378
Citrix Systems, Inc.	21,400	2,784
Microsoft Corp.	48,222	10,726
NXP Semiconductors NV	18,486	2,939
QUALCOMM, Inc.	160,366	24,430
TE Connectivity, Ltd.	18,200	2,203
Texas Instruments, Inc.	51,700	8,486

Total		74,640

Materials (6.2%)
Akzo Nobel NV, ADR	43,977	1,586
CF Industries Holdings, Inc.	328,084	12,700
DuPont de Nemours, Inc.	273,098	19,420
International Paper Co.	267,437	13,297
PPG Industries, Inc.	12,707	1,833

Total		48,836

Real Estate (4.5%)
Equity Residential	145,800	8,643
Rayonier, Inc.	218,306	6,414
SL Green Realty Corp.	56,149	3,345
Welltower, Inc.	27,000	1,745
Weyerhaeuser Co.	445,544	14,939

Total		35,086

Utilities (7.5%)
Ameren Corp.	60,600	4,730
Duke Energy Corp.	12,200	1,117
Edison International	123,412	7,753
NextEra Energy, Inc.	72,488	5,593
NiSource, Inc.	556,112	12,757
Sempra Energy	49,107	6,257
The Southern Co.	346,092	21,260

Total		59,467

Total Common Stocks
(Cost: $624,876)		762,454

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio

Convertible Corporate Bonds (0.2%)	Shares/ Par +	Value $ (000’s)

Financials (0.2%)
AXA SA, 7.250%, 5/15/21 144A	1,561,000	1,778

Total		1,778

Total Convertible Corporate Bonds
(Cost: $1,561)		1,778

Convertible Preferred Stocks (1.8%)

Health Care (0.4%)
Becton Dickinson and Co., 6.000%, 6/1/23	59,093	3,258

Total		3,258

Utilities (1.4%)
NextEra Energy, Inc., 5.279%, 3/1/23	49,295	2,506

Convertible Preferred Stocks (1.8%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Sempra Energy, 6.000%, 1/15/21	38,737	3,864
Sempra Energy, 6.750%, 7/15/21	11,807	1,225
The Southern Co., 6.750%, 8/1/22	66,083	3,430

Total		11,025

Total Convertible Preferred Stocks
(Cost: $13,709)		14,283

Warrants (0.0%)

Energy (0.0%)
Occidental Petroleum Corp. *	17,362	118

Total		118

Total Warrants
(Cost: $86)		118

Short-Term Investments (1.2%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (1.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	9,095,628	9,096

Total		9,096

Total Short-Term Investments
(Cost: $9,096)		9,096

Total Investments (100.0%)
(Cost: $649,328)@		787,729

Other Assets, Less
Liabilities (0.0%)		(208)

Net Assets (100.0%)		787,521

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $1,778 representing 0.2% of the net assets.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $650,799 and the net unrealized appreciation of investments based on that cost was $136,930 which is comprised of $173,589 aggregate gross unrealized appreciation and $36,659 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks
Health Care	$98,597	$2,630	$-
All Others	661,227	-	-
Convertible Corporate Bonds	-	1,778	-
Convertible Preferred Stocks	14,283	-	-
Short-Term Investments	9,096	-	-
Warrants	118	-	-
Total Assets:	$783,321	$4,408	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection.

MARKET OVERVIEW

U.S. equities gained during the twelve-month period ended December 31, 2020. During the period, U.S. equities ended the first quarter sharply lower as the coronavirus (COVID-19) spread rapidly throughout the country. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve Bank (the “Fed”) in response to the pandemic drove the market’s rebound and rally in the second and third quarters. The fourth quarter was bolstered by better-than-expected third-quarter earnings, substantial monetary support from the Fed and optimism that access to vaccines will support a broad reopening of the U.S. economy in 2021. Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market.

Returns during the period varied by market cap. Large cap stocks, as measured by the S&P 500® Index, outperformed mid cap and small cap stocks, as measured by the S&P MidCap 400® Index and the S&P SmallCap 600® Index, respectively.

PORTFOLIO RESULTS

The Portfolio returned 25.41% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned 35.59%. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services Inc., an independent mutual fund ranking agency, the average return in 2020 of the Mid Cap Growth Funds peer group was 37.76%.

Weak stock selection within the Information Technology, Health Care, and Financials sectors drove the Portfolio’s relative underperformance during the period. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted, mainly due to the Portfolio’s overweight in the Utilities and Financials sectors.

The top relative detractors from performance during the period included an overweight position in Reata Pharmaceuticals, an out-of-benchmark position in NuVasive and an overweight position in Genpact. Shares of Reata Pharmaceuticals fell over the year after the company announced its filing of a U.S. marketing application for Omaveloxolone, a treatment for Friedreich’s ataxia, would be delayed indefinitely if the U.S. Food and Drug Administration requires a second pivotal study. Shares of NuVasive, a medical device company, declined over the year as the pandemic impacted demand for elective surgical procedures. Shares of Genpact, a business process outsourcing company, declined as the pandemic resulted in slower deal growth. The Portfolio continues to hold positions in all three stocks.

Strong selection in the Consumer Discretionary, Industrials, and Materials sectors contributed to the Portfolio’s relative performance. Top contributors during the period included an overweight position in Etsy, an out-of-benchmark position in II-VI and an overweight position in Wayfair. Shares of Etsy rose after the handmade crafts e-commerce platform became a leading supplier of homemade cloth masks. The company has seen a spike in customer acquisitions resulting in increased brand awareness and opportunities for customer retention. Shares of II-VI, an engineered materials and optoelectronics component manufacturer, rose during the year as the company revamped their Silicon Carbide product, an important component of electric vehicles and a market in which they have a 40% share. Shares of Wayfair, an online furniture retailer, rose over the year as consumer spending shifted to online retail and home-product spending increased during global stay-at-home orders. The Portfolio continues to hold positions in Etsy and II-VI. Wayfair was eliminated from the Portfolio during the period.

Mid Cap Growth Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Based on our bottom-up, company specific research and stock selection, as of the end of the period, the Portfolio was most overweight in the Financials, Real Estate and Industrials sectors and most underweight the Information Technology, Communication Services and Health Care sectors.

Given the performance dispersion between growth and value stocks in 2020, we have continued to focus on a potential shift in market leadership to more cyclical businesses. We believe that diversification across sectors and business types will position us well for an eventual recovery.

Broadly speaking, our focus remains on finding market leading companies that are poised for success over the long term. We enter 2021 excited about how the Portfolio is positioned and believe that the Portfolio will benefit from a COVID-19 recovery and normalization of the economy that could fuel strong economic growth.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	25.41%	13.38%	10.44%
Russell MidCap® Growth Index	35.59%	18.66%	15.05%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	37.76%	18.87%	14.27%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks. The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
II-VI, Inc.	2.5%
WEX, Inc.	2.3%
Ingersoll-Rand, Inc.	2.2%
Genpact, Ltd.	2.0%
Etsy, Inc.	1.8%
F5 Networks, Inc.	1.8%
MKS Instruments, Inc.	1.7%
First Solar, Inc.	1.7%
Encompass Health Corp.	1.6%
Flex, Ltd.	1.6%

Mid Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	28.5%
Health Care	19.6%
Industrials	15.4%
Financials	10.6%
Consumer Discretionary	10.1%
Real Estate	5.7%
Communication Services	3.2%
Utilities	2.2%
Consumer Staples	2.1%
Materials	1.9%
Short-Term Investments & Other Net Assets	0.6%
Energy	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (3.2%)
Cable One, Inc.	8,603	19,165
CarGurus, Inc. *	320,688	10,175
Zynex, Inc. *	1,365,345	13,476

Total		42,816

Consumer Discretionary (10.1%)
CarMax, Inc. *	103,073	9,736
Carter’s, Inc.	120,414	11,327
Choice Hotels International, Inc.	167,576	17,885
Etsy, Inc. *	139,056	24,740
Hyatt Hotels Corp. - Class A	88,004	6,534
NVR, Inc. *	4,856	19,812
PVH Corp.	190,537	17,890
Under Armour, Inc. - Class C *	581,457	8,652
YETI Holdings, Inc. *	271,002	18,556

Total		135,132

Consumer Staples (2.1%)
Lamb Weston Holdings, Inc.	205,812	16,206
Performance Food Group Co. *	255,503	12,164

Total		28,370

Energy (0.1%)
Cabot Oil & Gas Corp.	109,665	1,785

Total		1,785

Financials (10.6%)
Alleghany Corp.	10,543	6,365
Credit Acceptance Corp. *	42,879	14,842
Cullen / Frost Bankers, Inc.	110,245	9,617
Erie Indemnity Co.	26,797	6,581
First Citizens BancShares, Inc. - Class A	20,106	11,546
First Republic Bank	113,224	16,636
FNF Group	229,974	8,990
Hamilton Lane, Inc.	75,530	5,895
M&T Bank Corp.	89,728	11,422
Markel Corp. *	15,145	15,649
Prosperity Bancshares, Inc.	153,863	10,672
South State Corp.	103,245	7,465
W.R. Berkley Corp.	104,419	6,936
White Mountains Insurance Group, Ltd.	9,254	9,260

Total		141,876

Health Care (19.6%)
Allakos, Inc. *	37,989	5,318

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Amedisys, Inc. *	64,541	18,932
Apellis Pharmaceuticals, Inc. *	221,893	12,692
Arena Pharmaceuticals, Inc. *	74,260	5,705
ChemoCentryx, Inc. *	231,543	14,337
Encompass Health Corp.	266,847	22,066
Hill-Rom Holdings, Inc.	215,747	21,137
Integra LifeSciences Holdings Corp. *	308,465	20,026
Iovance Biotherapeutics, Inc. *	272,667	12,652
Kodiak Sciences, Inc. *	51,497	7,565
LHC Group, Inc. *	71,975	15,354
Molina Healthcare, Inc. *	61,386	13,056
NuVasive, Inc. *	217,853	12,272
PRA Health Sciences, Inc. *	135,118	16,949
PTC Therapeutics, Inc. *	302,258	18,447
Reata Pharmaceuticals, Inc. *	114,127	14,108
Sage Therapeutics, Inc. *	178,163	15,413
Syneos Health, Inc. *	5,145	350
Teleflex, Inc.	39,587	16,293

Total		262,672

Industrials (15.4%)
AMERCO	26,997	12,256
Axon Enterprise, Inc. *	57,611	7,059
Fastenal Co.	172,163	8,407
GFL Environmental, Inc.	544,594	15,891
Graco, Inc.	95,749	6,927
HEICO Corp. - Class A	59,848	7,006
IAA Spinco, Inc. *	283,922	18,449
IDEX Corp.	104,928	20,902
Ingersoll-Rand, Inc. *	646,521	29,456
KAR Auction Services, Inc.	963,431	17,929
Knight-Swift Transportation Holdings, Inc.	398,909	16,682
Lennox International, Inc.	64,784	17,749
Lincoln Electric Holdings, Inc.	123,380	14,343
The Middleby Corp. *	30,940	3,989

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Watsco, Inc.	43,947	9,956

Total		207,001

Information Technology (28.5%)
Aspen Technology, Inc. *	77,745	10,126
Black Knight, Inc. *	72,543	6,409
Blackbaud, Inc.	114,663	6,600
CDW Corp.	111,941	14,753
Coherent, Inc. *	135,401	20,313
CommScope Holding Co., Inc. *	1,479,077	19,820
F5 Networks, Inc. *	138,681	24,399
First Solar, Inc. *	230,391	22,790
Flex, Ltd. *	1,220,585	21,946
Genpact, Ltd.	649,750	26,874
Guidewire Software, Inc. *	127,859	16,459
II-VI, Inc. *	438,899	33,339
LiveRamp Holdings, Inc. *	128,836	9,429
Lumentum Holdings, Inc. *	230,358	21,838
MKS Instruments, Inc.	154,868	23,300
National Instruments Corp.	255,055	11,207
Q2 Holdings, Inc. *	124,529	15,757
Science Applications International Corp.	111,619	10,564
Shift4 Payments, Inc. *	62,006	4,675
Silicon Laboratories, Inc. *	124,421	15,844
Teradata Corp. *	724,606	16,282
WEX, Inc. *	149,791	30,487

Total		383,211

Materials (1.9%)
Element Solutions, Inc.	672,173	11,918
Packaging Corp. of America	45,714	6,304
Silgan Holdings, Inc.	210,365	7,800

Total		26,022

Real Estate (5.7%)
Douglas Emmett, Inc.	201,105	5,868
Equity Commonwealth	227,575	6,208
Life Storage, Inc.	105,742	12,625
PS Business Parks, Inc.	33,082	4,396
Redfin Corp. *	207,694	14,254
Rexford Industrial Realty, Inc.	290,088	14,246
Store Capital Corp.	570,224	19,376

Total		76,973

Utilities (2.2%)
Black Hills Corp.	138,630	8,519

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Utilities continued
NiSource, Inc.	158,598	3,638
UGI Corp.	507,630	17,747

Total		29,904

Total Common Stocks
(Cost: $1,053,596)		1,335,762

Short-Term Investments (0.6%)

Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	8,451,068	8,451

Total		8,451

Total Short-Term Investments
(Cost: $8,451)		8,451

Total Investments (100.0%)
(Cost: $1,062,047)@		1,344,213

Other Assets, Less
Liabilities (0.0%)		351

Net Assets (100.0%)		1,344,564

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,067,016 and the net unrealized appreciation of investments based on that cost was $277,197 which is comprised of $313,988 aggregate gross unrealized appreciation and $36,791 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,335,762	$-	$-
Short-Term Investments	8,451	-	-
Total Assets:	$1,344,213	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, ending the year near record highs despite the significant disruption brought on by the COVID-19 pandemic. Restrictions put in place to slow the virus’ spread led to a sharp market downturn early in the year, but stocks recovered throughout the rest of the year as the economy reopened and vaccines and other treatments for the virus were developed. Fiscal policy also played a role in the recovery, as stimulus checks and unemployment assistance boosted household incomes. The U.S. Federal Reserve Bank (the “Fed”) provided significant support for markets and the economy by lowering interest rates to near zero and implementing several bond-buying programs.

In this environment, large cap stocks, as represented by the S&P 500®, posted a return of 18.40%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 13.66% and 11.29%, respectively. Meanwhile, the broad bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 7.51%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.11%.

PORTFOLIO RESULTS

The Index 400 Stock Portfolio delivered a total return of 13.37% for the twelve months ended December 31, 2020, trailing the S&P MidCap 400® Index (the “Index”), which returned 13.66%. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the S&P Midcap 400 Index Funds peer group was 13.13%.

Seven of the Portfolio’s eleven sectors advanced for the reporting period. The Information Technology sector contributed the most to the Portfolio’s return, as many of the sector’s growth trends were accelerated by the impact of the pandemic. Higher sales and profitability boosted makers of solar power components in the semiconductors and semiconductor equipment industry. The electronic equipment instruments and components industry also gained, driven by growth in the electronic vehicles market, which requires specialized electronics.

Stocks in the Healthcare sector were notable contributors to the Portfolio’s performance. Companies that manufacture equipment used in the vaccination process showed strength in anticipation of the COVID-19 vaccine rollouts, supporting the healthcare equipment and supplies industry. Cost management and higher enrollments for government-sponsored healthcare programs helped the healthcare providers and services industry. Pharmaceuticals companies were also contributors, as revenues from precursor processes used in vaccine manufacturing increased.

The Consumer Discretionary sector also advanced, as governmental stimulus payments helped consumer spending rebound after a sharp drop following initial lockdowns. With many consumers spending more time at home, spending patterns shifted, and purchases of essentials and other consumer goods showed greater resilience than spending on services. Stocks oriented toward home-based consumers boosted the hotels, restaurants, and leisure industry, including businesses that specialize in online sports betting and pizza delivery.

Index 400 Stock Portfolio (unaudited)

The top detractors from the Portfolio’s return were the Real Estate and Financials sectors. Real estate management and development companies were negatively impacted by rent uncertainties in the wake of the pandemic, while mid-sized banks struggled with the effects of significantly lower interest rates in 2020.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	13.37%	12.05%	11.23%
S&P MidCap 400® Index	13.66%	12.34%	11.50%
Lipper® Variable Insurance Products (VIP) S&P Midcap 400 Index Funds	13.13%	11.66%	10.82%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in exchange traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Enphase Energy, Inc.	1.1%
Trimble Navigation, Ltd.	0.8%
SolarEdge Technologies, Inc.	0.8%
Monolithic Power Systems	0.7%
Caesars Entertainment, Inc.	0.7%
Fair Isaac Corp.	0.7%
Generac Holdings, Inc.	0.7%
Cognex Corp.	0.7%
Ceridian HCM Holding, Inc.	0.7%
Masimo Corp.	0.7%

Sector Allocation 12/31/20

Sector	% of Net Assets
Industrials	17.4%
Information Technology	16.9%
Financials	14.8%
Consumer Discretionary	14.0%
Health Care	10.9%
Real Estate	8.9%
Materials	5.8%
Consumer Staples	3.6%
Utilities	3.3%
Communication Services	1.7%
Short-Term Investments & Other Net Assets	1.5%
Energy	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Communication Services (1.7%)
Cable One, Inc.	2,896	6,452
Cinemark Holdings, Inc.	57,425	1,000
John Wiley & Sons, Inc. - Class A	23,305	1,064
The New York Times Co. - Class A	77,332	4,004
TEGNA, Inc.	117,090	1,633
Telephone and Data Systems, Inc.	53,171	987
TripAdvisor, Inc. *	51,357	1,478
World Wrestling Entertainment, Inc.- Class A	24,938	1,198
Yelp, Inc. *	37,148	1,214

Total		19,030

Consumer Discretionary (14.0%)
Adient PLC *	50,146	1,744
Adtalem Global Education, Inc. *	27,820	945
American Eagle Outfitters, Inc.	79,879	1,603
AutoNation, Inc. *	31,440	2,194
Boyd Gaming Corp. *	42,890	1,841
Brunswick Corp.	41,841	3,190
Caesars Entertainment, Inc. *	111,234	8,261
Carter’s, Inc.	23,311	2,193
Choice Hotels International, Inc.	15,402	1,644
Churchill Downs, Inc.	18,965	3,694
Columbia Sportswear Co.	16,266	1,421
Cracker Barrel Old Country Store, Inc.	12,669	1,671
Dana Holding Corp.	77,168	1,506
Deckers Outdoor Corp. *	14,999	4,301
Dick’s Sporting Goods, Inc.	35,106	1,973
Five Below, Inc. *	29,840	5,221
Foot Locker, Inc.	55,752	2,255
Fox Factory Holding Corp. *	22,279	2,355
Gentex Corp.	130,877	4,441
The Goodyear Tire & Rubber Co.	124,510	1,358
Graham Holdings Co. - Class B	2,159	1,152
Grand Canyon Education, Inc. *	25,025	2,330
GrubHub, Inc. *	49,538	3,679
H&R Block, Inc.	97,958	1,554
Harley-Davidson, Inc.	81,862	3,004
Helen of Troy, Ltd. *	13,540	3,009
Jack in the Box, Inc.	12,136	1,126

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
KB Home	47,038	1,577
Kohl’s Corp.	84,197	3,426
Lear Corp.	29,179	4,640
Lithia Motors, Inc. - Class A	13,952	4,083
Marriott Vacations Worldwide Corp.	21,930	3,009
Mattel, Inc. *	185,877	3,244
Murphy USA, Inc.	14,189	1,857
Nordstrom, Inc.	58,108	1,814
Ollie’s Bargain Outlet Holdings, Inc. *	30,376	2,484
Papa John’s International, Inc.	17,599	1,493
Penn National Gaming, Inc. *	78,806	6,807
Polaris Industries, Inc.	30,975	2,951
Restoration Hardware, Inc. *	8,337	3,731
Scientific Games Corp. - Class A *	29,988	1,244
Service Corp. International	92,257	4,530
Six Flags Entertainment Corp.	40,391	1,377
Skechers USA, Inc. - Class A *	72,411	2,603
Strategic Education, Inc.	13,033	1,242
Taylor Morrison Home Corp. *	69,398	1,780
Tempur Sealy International, Inc. *	102,493	2,767
Texas Roadhouse, Inc.	34,882	2,726
Thor Industries, Inc.	29,569	2,750
Toll Brothers, Inc.	61,325	2,666
TopBuild Corp. *	17,637	3,247
TRI Pointe Homes, Inc. *	67,733	1,168
Urban Outfitters, Inc. *	36,557	936
Visteon Corp. *	14,865	1,866
Weight Watchers International, Inc. *	25,093	612
The Wendy’s Co.	95,740	2,099
Williams-Sonoma, Inc.	40,903	4,166
Wingstop, Inc.	15,853	2,101
Wyndham Destinations, Inc.	45,856	2,057
Wyndham Hotels & Resorts, Inc.	49,758	2,958

Total		155,676

Consumer Staples (3.6%)
BJ’s Wholesale Club Holdings, Inc. *	73,317	2,733
The Boston Beer Co., Inc. - Class A *	4,881	4,853

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Consumer Staples continued
Casey’s General Stores, Inc.	19,726	3,523
Coty, Inc. - Class A	151,347	1,062
Darling Ingredients, Inc. *	86,555	4,993
Edgewell Personal Care Co.	29,029	1,004
Energizer Holdings, Inc.	31,105	1,312
Flowers Foods, Inc.	105,100	2,378
Grocery Outlet Holding Corp. *	45,758	1,796
The Hain Celestial Group, Inc. *	44,073	1,770
Ingredion, Inc.	35,777	2,815
Lancaster Colony Corp.	10,442	1,919
Nu Skin Enterprises, Inc.	27,254	1,489
Pilgrim’s Pride Corp. *	26,015	510
Post Holdings, Inc. *	32,722	3,305
Sanderson Farms, Inc.	10,571	1,397
Sprouts Farmers Market, Inc. *	62,993	1,266
Tootsie Roll Industries, Inc.	9,243	275
TreeHouse Foods, Inc. *	30,180	1,282

Total		39,682

Energy (1.2%)
Antero Midstream Corp.	152,735	1,178
ChampionX Corp. *	99,254	1,518
Cimarex Energy Co.	54,455	2,043
CNX Resources Corp. *	119,914	1,295
EQT Corp.	147,189	1,871
Equitrans Midstream Corp.	217,111	1,745
Murphy Oil Corp.	77,110	933
World Fuel Services Corp.	33,914	1,057
WPX Energy, Inc. *	215,737	1,758

Total		13,398

Financials (14.8%)
Affiliated Managers Group, Inc.	24,226	2,464
Alleghany Corp.	7,644	4,615
American Financial Group, Inc.	37,568	3,292
Associated Banc-Corp.	82,028	1,399
BancorpSouth Bank	51,496	1,413
Bank of Hawaii Corp.	21,395	1,639
Bank OZK	64,561	2,019
Brighthouse Financial, Inc. *	47,801	1,731
Brown & Brown, Inc.	125,917	5,970

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
Cathay General Bancorp	39,992	1,287
CIT Group, Inc.	52,620	1,889
CNO Financial Group, Inc.	74,228	1,650
Commerce Bancshares, Inc.	56,296	3,699
Cullen / Frost Bankers, Inc.	29,876	2,606
East West Bancorp, Inc.	75,605	3,834
Eaton Vance Corp.	60,989	4,143
Essent Group Ltd.	60,042	2,594
Evercore, Inc. - Class A	21,700	2,379
F.N.B. Corp.	172,309	1,637
FactSet Research Systems, Inc.	20,290	6,746
Federated Investors, Inc. - Class B	50,411	1,456
First American Financial Corp.	59,626	3,078
First Financial Bankshares, Inc.	75,899	2,746
First Horizon National Corp.	296,295	3,781
FirstCash, Inc.	22,132	1,550
Fulton Financial Corp.	86,652	1,102
Genworth Financial, Inc. - Class A *	270,244	1,022
Glacier Bancorp, Inc.	50,958	2,345
Hancock Holding Co.	46,151	1,570
Hanover Insurance Group, Inc.	19,895	2,326
Home BancShares, Inc.	81,154	1,581
Interactive Brokers Group, Inc. - Class A	43,144	2,628
International Bancshares Corp.	29,738	1,113
Janus Henderson Group PLC	79,444	2,583
Jefferies Financial Group, Inc.	110,500	2,718
Kemper Corp.	32,836	2,523
Kinsale Capital Group, Inc.	11,300	2,261
LendingTree, Inc. *	5,817	1,593
Mercury General Corp.	14,191	741
MGIC Investment Corp.	180,822	2,269
Navient Corp.	99,487	977
New York Community Bancorp, Inc.	247,757	2,614
Old Republic International Corp.	151,023	2,977
PacWest Bancorp	62,370	1,584
Pinnacle Financial Partners, Inc.	40,509	2,609
Primerica, Inc.	20,991	2,811
PROG Holdings, Inc.	36,080	1,944
Prosperity Bancshares, Inc.	49,433	3,429

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
Reinsurance Group of America, Inc.	36,283	4,205
RenaissanceRe Holdings, Ltd.	27,136	4,500
RLI Corp.	21,175	2,205
SEI Investments Co.	64,085	3,683
Selective Insurance Group, Inc.	31,956	2,140
Signature Bank	28,610	3,871
SLM Corp.	200,403	2,483
Sterling Bancorp	103,802	1,866
Stifel Financial Corp.	55,011	2,776
Synovus Financial Corp.	78,939	2,555
TCF Financial Corp.	81,439	3,015
Texas Capital Bancshares, Inc. *	26,949	1,603
Trustmark Corp.	33,873	925
UMB Financial Corp.	23,087	1,593
Umpqua Holdings Corp.	117,616	1,781
United Bankshares, Inc.	69,302	2,245
Valley National Bancorp	215,698	2,103
Washington Federal, Inc.	40,491	1,042
Webster Financial Corp.	48,174	2,031
Wintrust Financial Corp.	30,782	1,880

Total		165,439

Health Care (10.9%)
Acadia Healthcare Co., Inc. *	47,527	2,389
Amedisys, Inc. *	17,523	5,140
Arrowhead Pharmaceuticals, Inc. *	54,879	4,211
Avanos Medical, Inc. *	25,546	1,172
Bio-Techne Corp.	20,620	6,548
Cantel Medical Corp.	20,080	1,583
Charles River Laboratories International, Inc. *	26,566	6,638
Chemed Corp.	8,519	4,537
Emergent Biosolutions, Inc. *	24,059	2,156
Encompass Health Corp.	53,104	4,391
Exelixis, Inc. *	165,692	3,325
Globus Medical, Inc. - Class A *	40,718	2,656
Haemonetics Corp. *	27,118	3,220
Halozyme Therapeutics, Inc. *	67,865	2,899
HealthEquity, Inc. *	41,051	2,862
Hill-Rom Holdings, Inc.	35,683	3,496
ICU Medical, Inc. *	10,421	2,235

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Integra LifeSciences Holdings Corp. *	37,806	2,454
Jazz Pharmaceuticals PLC *	29,755	4,911
LHC Group, Inc. *	16,872	3,599
Ligand Pharmaceuticals, Inc. - Class B *	8,588	854
LivaNova PLC *	25,954	1,718
Masimo Corp. *	27,051	7,260
Medpace Holdings, Inc. *	14,711	2,048
Molina Healthcare, Inc. *	31,670	6,736
Nektar Therapeutics *	95,812	1,629
Neogen Corp. *	28,328	2,246
NuVasive, Inc. *	27,389	1,543
Patterson Cos., Inc.	46,386	1,374
Penumbra, Inc. *	18,035	3,156
PRA Health Sciences, Inc. *	34,261	4,298
Prestige Brands Holdings, Inc. *	26,759	933
Quidel Corp. *	20,445	3,673
Repligen Corp. *	26,880	5,151
Syneos Health, Inc. *	40,545	2,762
Tenet Healthcare Corp. *	56,353	2,250
United Therapeutics Corp. *	23,735	3,603

Total		121,656

Industrials (17.4%)
Acuity Brands, Inc.	19,673	2,382
AECOM *	80,518	4,008
AGCO Corp.	32,801	3,381
ASGN, Inc. *	28,252	2,360
Avis Budget Group, Inc. *	27,539	1,027
Axon Enterprise, Inc. *	33,940	4,159
The Brink’s Co.	26,401	1,901
Builders FirstSource, Inc. *	109,358	4,463
Carlisle Cos., Inc.	28,508	4,452
Clean Harbors, Inc. *	27,145	2,066
Colfax Corp. *	53,775	2,056
CoreLogic, Inc.	41,539	3,212
Crane Co.	26,379	2,049
Curtiss-Wright Corp.	22,165	2,579
Donaldson Co., Inc.	67,421	3,768
Dycom Industries, Inc. *	17,044	1,287
EMCOR Group, Inc.	29,337	2,683
EnerSys	22,739	1,889
Fluor Corp.	66,840	1,067
FTI Consulting, Inc. *	19,046	2,128
GATX Corp.	18,692	1,555
Generac Holdings, Inc. *	33,561	7,632
Graco, Inc.	89,478	6,474

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Healthcare Services Group, Inc.	39,748	1,117
Herman Miller, Inc.	31,457	1,063
Hexcel Corp.	44,614	2,163
HNI Corp.	22,813	786
Hubbell, Inc.	28,966	4,542
IAA Spinco, Inc. *	71,814	4,666
Insperity, Inc.	19,050	1,551
ITT, Inc.	46,144	3,554
JetBlue Airways Corp. *	167,943	2,442
KAR Auction Services, Inc.	69,030	1,285
Kennametal, Inc.	44,475	1,612
Kirby Corp. *	32,065	1,662
Knight-Swift Transportation Holdings, Inc.	67,120	2,807
Landstar System, Inc.	20,500	2,761
Lennox International, Inc.	18,609	5,098
Lincoln Electric Holdings, Inc.	31,762	3,692
ManpowerGroup, Inc.	30,727	2,771
MasTec, Inc. *	29,982	2,044
Mercury Systems, Inc. *	29,910	2,634
The Middleby Corp. *	29,701	3,829
MSA Safety, Inc.	19,347	2,890
MSC Industrial Direct Co., Inc. - Class A	24,441	2,063
Nordson Corp.	28,825	5,792
nVent Electric PLC	90,855	2,116
Oshkosh Corp.	36,418	3,135
Owens Corning, Inc.	57,804	4,379
Regal Beloit Corp.	21,681	2,663
Ryder System, Inc.	28,780	1,777
Simpson Manufacturing Co., Inc.	23,190	2,167
Stericycle, Inc. *	48,895	3,390
Sunrun, Inc. *	83,341	5,782
Terex Corp.	37,011	1,291
Tetra Tech, Inc.	28,721	3,325
The Timken Co.	36,221	2,802
The Toro Co.	57,304	5,435
Trex Co., Inc. *	61,838	5,177
Trinity Industries, Inc.	45,118	1,191
Univar Solutions, Inc. *	90,311	1,717
Valmont Industries, Inc.	11,351	1,986
Watsco, Inc.	17,530	3,971
Werner Enterprises, Inc.	30,999	1,216
Woodward, Inc.	31,188	3,790
XPO Logistics, Inc. *	48,822	5,820

Total		194,532

Information Technology (16.9%)
ACI Worldwide, Inc. *	62,359	2,396
Alliance Data Systems Corp.	25,487	1,889
Arrow Electronics, Inc. *	40,346	3,926

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Avnet, Inc.	52,781	1,853
Belden, Inc.	23,825	998
Blackbaud, Inc.	26,473	1,524
CACI International, Inc. - Class A *	13,469	3,358
CDK Global, Inc.	64,992	3,369
Ceridian HCM Holding, Inc. *	69,465	7,402
Ciena Corp. *	82,417	4,356
Cirrus Logic, Inc. *	30,957	2,545
Cognex Corp.	93,266	7,488
Coherent, Inc. *	13,052	1,958
CommVault Systems, Inc. *	25,171	1,394
Concentrix Corp. *	22,002	2,172
Cree, Inc. *	58,929	6,241
Enphase Energy, Inc. *	67,471	11,839
Fair Isaac Corp. *	15,540	7,942
First Solar, Inc. *	45,279	4,479
II-VI, Inc. *	55,397	4,208
InterDigital, Inc.	16,453	998
j2 Global, Inc. *	22,888	2,236
Jabil Circuit, Inc.	71,883	3,057
KBR, Inc.	76,119	2,354
Littelfuse, Inc.	13,018	3,315
LiveRamp Holdings, Inc. *	35,416	2,592
Lumentum Holdings, Inc. *	40,322	3,822
Manhattan Associates, Inc. *	33,927	3,568
MAXIMUS, Inc.	32,820	2,402
MKS Instruments, Inc.	29,447	4,430
Monolithic Power Systems	22,640	8,291
National Instruments Corp.	70,094	3,080
NCR Corp. *	68,841	2,586
NetScout Systems, Inc. *	39,295	1,077
Paylocity Holding Corp. *	19,990	4,116
Perspecta, Inc.	73,071	1,760
PTC, Inc. *	56,075	6,707
Qualys, Inc. *	17,920	2,184
Sabre Corp.	169,443	2,037
SailPoint Technologies Holdings, Inc. *	48,553	2,585
Science Applications International Corp.	31,096	2,943
Semtech Corp. *	34,716	2,503
Silicon Laboratories, Inc. *	23,407	2,981
SolarEdge Technologies, Inc. *	27,350	8,728
Synaptics, Inc. *	18,435	1,777
SYNNEX Corp.	22,022	1,793
Teradata Corp. *	58,374	1,312
Trimble Navigation, Ltd. *	133,611	8,921
Universal Display Corp.	22,893	5,261

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
ViaSat, Inc. *	34,264	1,119
Vishay Intertechnology, Inc.	70,797	1,466
WEX, Inc. *	23,568	4,797

Total		188,135

Materials (5.8%)
AptarGroup, Inc.	34,566	4,732
Ashland Global Holdings, Inc.	29,118	2,306
Avient Corp.	48,855	1,968
Cabot Corp.	30,228	1,357
The Chemours Co.	87,852	2,178
CMC Materials, Inc.	15,532	2,350
Commercial Metals Co.	64,125	1,317
Compass Minerals International, Inc.	18,134	1,119
Domtar Corp.	29,478	933
Eagle Materials, Inc.	22,334	2,263
Grief, Inc. - Class A	14,122	662
Ingevity Corp. *	22,046	1,669
Louisiana-Pacific Corp.	58,387	2,170
Minerals Technologies, Inc.	18,155	1,128
NewMarket Corp.	3,908	1,556
O-I Glass, Inc.	83,938	999
Olin Corp.	75,878	1,864
Reliance Steel & Aluminum Co.	34,050	4,077
Royal Gold, Inc.	35,038	3,727
RPM International, Inc.	69,395	6,300
The Scotts Miracle-Gro Co. - Class A	21,731	4,327
Sensient Technologies Corp.	22,622	1,669
Silgan Holdings, Inc.	41,933	1,555
Sonoco Products Co.	53,630	3,178
Steel Dynamics, Inc.	106,733	3,935
United States Steel Corp.	117,711	1,974
Valvoline, Inc.	98,944	2,290
Worthington Industries, Inc.	19,167	984

Total		64,587

Real Estate (8.9%)
American Campus Communities, Inc.	73,505	3,144
Apartment Income REIT Corp. *	79,504	3,054
Brixmor Property Group, Inc.	158,342	2,621
Camden Property Trust	52,016	5,197
CoreSite Realty Corp.	22,841	2,862
Corporate Office Properties Trust	59,909	1,562
Cousins Properties, Inc.	79,343	2,658
CyrusOne, Inc.	64,314	4,705
Douglas Emmett, Inc.	88,043	2,569

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
EastGroup Properties, Inc.	21,126	2,917
EPR Properties	39,849	1,295
First Industrial Realty Trust, Inc.	68,922	2,904
Healthcare Realty Trust, Inc.	72,662	2,151
Highwoods Properties, Inc.	55,494	2,199
Hudson Pacific Properties, Inc.	81,256	1,952
JBG SMITH Properties	59,426	1,858
Jones Lang LaSalle, Inc. *	27,399	4,065
Kilroy Realty Corp.	56,012	3,215
Lamar Advertising Co. - Class A	46,158	3,841
Life Storage, Inc.	25,954	3,099
The Macerich Co.	59,871	639
Medical Properties Trust, Inc.	286,259	6,238
National Retail Properties, Inc.	92,783	3,797
OMEGA Healthcare Investors, Inc.	121,236	4,403
Park Hotels & Resorts, Inc.	125,834	2,158
Pebblebrook Hotel Trust	69,919	1,314
Physicians Realty Trust	111,209	1,980
Potlatch Corp.	35,715	1,786
PS Business Parks, Inc.	10,717	1,424
Rayonier, Inc.	72,910	2,142
Rexford Industrial Realty, Inc.	69,710	3,423
Sabra Health Care REIT, Inc.	110,514	1,920
Service Properties Trust	88,027	1,011
Spirit Realty Capital, Inc.	61,018	2,451
Store Capital Corp.	126,219	4,289
Urban Edge Properties	58,586	758
Weingarten Realty Investors	64,331	1,394

Total		98,995

Utilities (3.3%)
ALLETE, Inc.	27,758	1,719
Black Hills Corp.	33,511	2,059
Essential Utilities, Inc.	119,203	5,637
Hawaiian Electric Industries, Inc.	58,310	2,064
IDACORP, Inc.	26,950	2,588
MDU Resources Group, Inc.	107,093	2,821
National Fuel Gas Co.	48,582	1,998
New Jersey Resources Corp.	51,342	1,825
NorthWestern Corp.	27,014	1,575

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Utilities continued
OGE Energy Corp.	106,825	3,403
ONE Gas, Inc.	28,357	2,177
PNM Resources, Inc.	42,541	2,065
Southwest Gas Holdings, Inc.	30,351	1,844
Spire, Inc.	27,568	1,766
UGI Corp.	111,311	3,891

Total		37,432

Total Common Stocks (Cost: $772,806)		1,098,562

Short-Term Investments (1.6%)

Commercial Paper (0.3%)
Apple, Inc. 0.000%, 1/13/21 144A	1,500,000	1,500
Chevron Corp. 0.000%, 1/7/21 144A	800,000	800
Exxon Mobil Corp. 0.000%, 1/27/21	1,500,000	1,500
Societe Generale SA 0.000%, 1/12/21 144A	500,000	500

Total		4,300

Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	6,172,815	6,173

Total		6,173

US Government & Agencies (0.7%)
Federal Home Loan Bank
0.000%, 1/8/21	1,000,000	1,000
0.000%, 1/14/21	1,500,000	1,500
0.000%, 1/15/21	1,500,000	1,500
0.000%, 1/20/21	1,500,000	1,500
0.000%, 2/10/21 ß	2,500,000	2,499

Total		7,999

Total Short-Term Investments
(Cost: $18,472)		18,472

Total Investments (100.1%)
(Cost: $791,278)@		1,117,034

Other Assets, Less
Liabilities (-0.1%)		(1,565)

Net Assets (100.0%)		1,115,469

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
S&P 400 Mini Index Futures	Long	USD	8	75	3/21	$17,276	$513	$(3)
							$513	$(3)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$–	$–	$–	$–(3)	$(3)	$–

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $2,800 representing 0.3% of the net assets.

#	7-Day yield as of 12/31/2020.

ß

Cash or securities with an aggregate value of $2,499 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $791,999 and the net unrealized appreciation of investments based on that cost was $325,548 which is comprised of $376,826 aggregate gross unrealized appreciation and $51,278 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,098,562	$-	$-
Short-Term Investments
Money Market Funds	6,173	-	-
All Others	-	12,299	-
Other Financial Instruments^
Futures	513	-	-
Total Assets:	$1,105,248	$12,299	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current	Invest primarily in equity securities of mid-sized companies	$600 million
income is a secondary objective.	that are determined to be undervalued.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than, a level believed to more accurately reflect the fair value of the company.

MARKET OVERVIEW

Broad U.S. equity markets ended the year higher despite volatility in the first quarter as markets plunged dramatically on pandemic fears and heightened global economic uncertainty. Stocks rapidly entered bear market territory as coronavirus (COVID-19) containment efforts disrupted economic activity and fueled massive unemployment. Stocks recovered ground in the second quarter after the U.S. Federal Reserve Bank (the “Fed”) intervened with several aggressive stimulus measures and Congress passed a $2 trillion economic relief package. This market recovery extended through the second half of the year, supported by stronger-than-expected economic and earnings growth. The approval of COVID-19 vaccines and the passage of additional fiscal stimulus measures supported robust fourth-quarter gains. Against this backdrop, large cap stocks outperformed mid and small cap stocks, and growth stocks outperformed value stocks.

PORTFOLIO RESULTS

The Portfolio returned 1.67% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell Midcap® Value Index (the “Index”), returned 4.97%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Mid Cap Value Funds peer group was 3.87%.

Positioning in the Materials sector weighed on the Portfolio’s relative performance. Lack of exposure to cyclical metals and mining stocks detracted from returns, as market speculation over lower U.S. interest rates, the dollar’s weakness and geopolitical tensions in the Middle East boosted the price of gold and gold mining stocks over the period. An underweight in Communication Services also dampened results. Not owning outperforming stocks in the interactive media and services industry weighed on relative performance, as those stocks were strong performers during the pandemic. Holdings in Comerica, in the Financials sector, also detracted notably. Lower interest rates and increased credit risk from worsening economic conditions in the first half of the year drove this bank stock to underperform.

On the upside, the Real Estate sector was an area of strength. The Portfolio continued its notable underweight in the Real Estate sector, which positively impacted performance. Investment in Information Technology stocks also lifted results. Holdings in communications equipment companies helped fuel strong performance in the sector. Semiconductor equipment company Applied Materials was also a top contributor, as it benefited from strong trends in key end markets and demand for connectivity during the pandemic. In the Health Care sector, Hologic was a prominent contributor. This medical device company outperformed due to significant sales for its COVID-19 test. The economics of the test were extremely favorable as Hologic was able to capture three times the revenue of its core diagnostics tests and achieve better gross margins.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to build the Portfolio bottom-up through our fundamental research, seeking higher quality, mid-sized companies temporarily selling at a discount to fair value. Positive long-term demographic trends support demand for companies in the Health Care sector. We prefer stable companies such as pharmaceutical distributors and those offering discretionary products and services that are likely to rebound in a post-pandemic economy. Companies in the Consumer Staples sector generally offer defensive characteristics. We believe many of our holdings in this sector have taken steps to improve operations and strengthen their balance sheets. We believe the Financials sector offers higher quality companies that fit our process. We prefer trust banks and other financials with business models that risk minimal capital. Our exposure to banks focuses on those we think are more likely to manage credit successfully through a business cycle.

Mid Cap Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	1.67%	9.54%	10.61%
Russell MidCap® Value Index	4.97%	9.73%	10.49%
Lipper® Variable Insurance Products
(VIP) Mid Cap Value Funds Average	3.87%	8.75%	9.17%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Zimmer Biomet Holdings, Inc.	2.8%
Northern Trust Corp.	2.4%
Emerson Electric Co.	2.3%
Chubb, Ltd.	2.3%
iShares Russell Midcap Value Index Fund	2.3%
nVent Electric PLC	1.8%
Universal Health Services, Inc. - Class B	1.8%
The Bank of New York Mellon Corp.	1.7%
Southwest Airlines Co.	1.6%
Pinnacle West Capital Corp.	1.6%

Sector Allocation 12/31/20

Sector	% of Net Assets
Industrials	20.1%
Financials	18.6%
Health Care	14.1%
Consumer Staples	8.4%
Utilities	7.9%
Consumer Discretionary	7.8%
Information Technology	6.0%
Materials	4.7%
Real Estate	3.9%
Investment Companies	2.3%
Energy	2.2%
Communication Services	2.1%
Short-Term Investments & Other Net Assets	1.9%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.1%)
Fox Corp.	236,134	6,819
Rogers Communications, Inc.	130,462	6,074

Total		12,893

Consumer Discretionary (7.8%)
Advance Auto Parts, Inc.	56,987	8,976
Aptiv PLC	30,421	3,964
BorgWarner, Inc.	119,423	4,614
Dollar Tree, Inc. *	53,686	5,800
Genuine Parts Co.	58,897	5,915
Honda Motor Co., Ltd., ADR	209,853	5,928
Mohawk Industries, Inc. *	8,832	1,245
Polaris Industries, Inc.	40,802	3,888
Sodexo SA	76,009	6,434

Total		46,764

Consumer Staples (8.4%)
Conagra Brands, Inc.	258,530	9,374
The J.M. Smucker Co.	71,690	8,287
Kellogg Co.	89,826	5,590
Kimberly-Clark Corp.	33,422	4,506
Koninklijke Ahold Delhaize NV	346,905	9,797
Mondelez International, Inc.	46,449	2,716
Orkla ASA	497,197	5,045
Sysco Corp.	69,853	5,187

Total		50,502

Energy (2.2%)
Baker Hughes	80,485	1,678
Cimarex Energy Co.	90,554	3,397
ConocoPhillips	201,863	8,072

Total		13,147

Financials (18.6%)
AFLAC, Inc.	177,263	7,883
Ameriprise Financial, Inc.	43,170	8,389
Arthur J. Gallagher & Co.	35,376	4,376
The Bank of New York Mellon Corp.	238,589	10,126
Brown & Brown, Inc.	22,838	1,083
Capitol Federal Financial, Inc.	269,183	3,365
Chubb, Ltd.	90,296	13,898
Commerce Bancshares, Inc.	107,503	7,063
Eastern Bankshares, Inc. *	91,683	1,495
M&T Bank Corp.	37,676	4,796
Northern Trust Corp.	153,512	14,298

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Financials continued
PNC Financial Services Group, Inc.	27,891	4,156
Reinsurance Group of America, Inc.	70,515	8,173
State Street Corp.	52,724	3,837
T. Rowe Price Group, Inc.	42,627	6,453
Truist Financial Corp.	166,025	7,958
Westamerica Bancorporation	79,175	4,378

Total		111,727

Health Care (14.1%)
Becton Dickinson and Co.	26,046	6,517
Cardinal Health, Inc.	141,252	7,565
Cerner Corp.	109,179	8,568
Envista Holdings Corp. *	207,468	6,998
Henry Schein, Inc. *	94,238	6,301
Hill-Rom Holdings, Inc.	33,147	3,247
Hologic, Inc. *	31,686	2,308
McKesson Corp.	37,543	6,529
Quest Diagnostics, Inc.	75,017	8,940
Universal Health Services, Inc. - Class B	76,958	10,582
Zimmer Biomet Holdings, Inc.	110,777	17,070

Total		84,625

Industrials (20.1%)
BAE Systems PLC	833,524	5,575
Crane Co.	43,312	3,364
Cummins, Inc.	16,071	3,650
Emerson Electric Co.	173,260	13,925
General Dynamics Corp.	43,404	6,459
Heartland Express, Inc.	252,625	4,573
Hubbell, Inc.	61,179	9,592
IMI, PLC	422,537	6,766
Johnson Controls International PLC	172,342	8,029
MSC Industrial Direct Co., Inc. - Class A	80,444	6,789
Norfolk Southern Corp.	16,612	3,947
nVent Electric PLC	458,844	10,686
Oshkosh Corp.	76,943	6,622
PACCAR, Inc.	69,605	6,006
Republic Services, Inc.	100,281	9,657
Southwest Airlines Co.	211,836	9,874
Textron, Inc.	109,790	5,306

Total		120,820

Information Technology (6.0%)
Applied Materials, Inc.	81,856	7,064
F5 Networks, Inc. *	54,339	9,560

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)
Information Technology continued
HP, Inc.	314,898	7,743
Maxim Integrated Products, Inc.	31,997	2,837
Microchip Technology, Inc.	2,640	365
Open Text Corp.	71,980	3,272
TE Connectivity, Ltd.	42,946	5,200

Total		36,041

Materials (4.7%)
Graphic Packaging Holding Co.	305,124	5,169
Mondi PLC	336,926	7,952
Packaging Corp. of America	36,831	5,079
Sonoco Products Co.	164,406	9,741

Total		27,941

Real Estate (3.9%)
Healthcare Trust of America, Inc.	125,531	3,457
Healthpeak Properties, Inc.	181,166	5,477
MGM Growth Properties LLC - Class A	194,197	6,079
Welltower, Inc.	50,681	3,275
Weyerhaeuser Co.	161,536	5,416

Total		23,704

Utilities (7.9%)
Ameren Corp.	30,653	2,393
Atmos Energy Corp.	52,288	4,990
Edison International	142,647	8,961
Evergy, Inc.	62,447	3,466
Eversource Energy	9,097	787
NorthWestern Corp.	142,321	8,299
Pinnacle West Capital Corp.	123,041	9,837
Spire, Inc.	74,688	4,783
Xcel Energy, Inc.	54,601	3,640

Total		47,156

Total Common Stocks
(Cost: $497,547)		575,320

Investment Companies (2.3%)

Investment Companies (2.3%)
iShares Russell Midcap Value Index Fund	142,385	13,806

Total		13,806

Total Investment Companies
(Cost: $12,173)		13,806

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

Short-Term Investments (1.5%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (1.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	9,048,804	9,049

Total		9,049

Total Short-Term Investments
(Cost: $9,049)		9,049

Total Investments (99.6%)
(Cost: $518,769)@		598,175

Other Assets, Less
Liabilities (0.4%)		2,228

Net Assets (100.0%)		600,403

Over the Counter Derivatives Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services, Inc.	CAD	6,634	5,213	3/31/21	$—	$(7)	$(7)
Buy	Morgan Stanley Capital Services, Inc.	EUR	393	481	3/31/21	2	—	2
Sell	Morgan Stanley Capital Services, Inc.	EUR	11,879	14,540	3/31/21	1	(41)	(40)
Buy	Morgan Stanley Capital Services, Inc.	GBP	417	571	3/31/21	13	—	13
Sell	Morgan Stanley Capital Services, Inc.	GBP	13,368	18,290	3/31/21	—	(236)	(236)
Buy	Morgan Stanley Capital Services, Inc.	JPY	12,997	126	3/31/21	—	p	—	—	p
Sell	Morgan Stanley Capital Services, Inc.	JPY	386,899	3,751	3/31/21	—	(12)	(12)
Sell	Goldman Sachs International	NOK	36,793	4,289	3/31/21	—	p	(56)	(56)
$16	$(352)	$(336)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter	$16	—	$16	$(352)	—	—	$(352)
Derivatives

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $527,161 and the net unrealized appreciation of investments based on that cost was $70,678 which is comprised of $84,045 aggregate gross unrealized appreciation and $13,367 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1—Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$40,330	$6,434	$-
Consumer Staples	35,660	14,842	-
Industrials	108,479	12,341	-
Materials	19,989	7,952	-
All Others	329,293	-	-
Investment Companies	13,806	-	-
Short-Term Investments	9,049	-	-
Other Financial Instruments^
Forward Currency Contracts	-	16	-
Total Assets:	$556,606	$41,585	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(352)	-
Total Liabilities:	$-	$(352)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$840 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

MARKET OVERVIEW

U.S. equities gained during the twelve-month period ended December 31, 2020. During the period, U.S. equities ended the first quarter sharply lower as the coronavirus (COVID-19) spread rapidly throughout the country. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve Bank (the “Fed”) in response to the pandemic drove the market’s rebound and rally in the second and third quarters. The fourth quarter was bolstered by better-than-expected third-quarter earnings, substantial monetary support from the Fed and optimism that access to vaccines will support a broad reopening of the U.S. economy in 2021. Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market.

Returns during the period varied by market cap. Large cap stocks, as measured by the S&P 500® Index, outperformed mid cap and small cap stocks, as measured by the S&P MidCap 400® Index and the S&P SmallCap 600® Index, respectively.

PORTFOLIO RESULTS

The Portfolio returned 33.47% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned 34.63%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Small Cap Growth Funds peer group was 39.46%.

The Portfolio’s relative underperformance was driven by weak stock selection in the Industrials and Financials sectors, an underweight in Health Care and an overweight in Consumer Staples. The top relative detractors from the Portfolio’s performance included an underweight position in Plug Power, not owning Quidel and an out of benchmark position in Caleres. During the period, the Portfolio initiated a position in Plug Power, an alternative energy provider, as shares rose following the company’s announcement that they will be expanding their hydrogen and fuel cell solutions. Shares of Quidel rose following the U.S. Food and Drug Administration’s authorization for the company’s rapid-result COVID-19 tests. The company reported a revenue increase of 276% year-over-year for the third quarter. Shares of Caleres, a footwear apparel company, fell during the period, as a pandemic-related slowdown in retail demand throughout the U.S. weighed on the stock price. Share prices partially recovered toward the end of the year as the company announced fiscal third-quarter revenues and profits that beat expectations.

On the upside, strong selection in the Consumer Staples and Communication Services sectors contributed to the Portfolio’s relative returns. Sector allocation was also beneficial as no exposure to Utilities and an underweight in Real Estate added to relative returns.

Top contributors to relative performance were overweight positions in Five9, MyoKardia and Cardlytics. Shares of Five9, a provider of cloud-based software for contact centers, ended the period higher, benefiting from the pandemic-related stay-at-home economy. Shares of MyoKardia rose during the period as the company announced in October that Bristol Myers Squibb would acquire the pharmaceutical firm for $13.1 billion. Shares of Cardlytics, a purchase-intelligence technology company in the Communication Services sector, rose over the period. The company reported third-quarter results that beat revenue and earnings per share consensus estimates. Several sell-side analysts subsequently raised price targets, pushing shares higher.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Small Cap Growth Stock Portfolio (unaudited)

The Georgia runoff election for the U.S. senate is now complete, and it appears the control of the senate will flip to the Democrats. As time passes, we will consider the various policy implications from this event given the alignment of majorities for both legislative houses and the presidency. As far as we can tell, the administration’s initial focus will be COVID-19 containment, stimulus, economic reopening and infrastructure. We are assuming most of these initiatives will be largely financed with borrowings by the government. Depending on how this plays out relative to the rest of the world, it seems to suggest U.S. Dollar weakness, higher interest rates, or some combination of the two.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	33.47%	16.90%	13.38%
Russell 2000® Growth Index	34.63%	16.36%	13.48%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	39.46%	17.93%	13.93%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds (“ETFs”) for cash management purposes. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in an equity security. The market prices of ETFs may trade at a premium or discount to their net asset value and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Omnicell, Inc.	1.3%
TopBuild Corp.	1.3%
Cardlytics, Inc.	1.2%
Penn National Gaming, Inc.	1.2%
R1 RCM, Inc.	1.1%
Deckers Outdoor Corp.	1.1%
Rapid7, Inc.	1.1%
Freshpet, Inc.	1.0%
Mirati Therapeutics, Inc.	1.0%
Thor Industries, Inc.	0.9%

Small Cap Growth Stock Portfolio (unaudited)

   Sector Allocation 12/31/20

Sector	% of Net Assets
Health Care	33.4%
Information Technology	21.8%
Consumer Discretionary	14.0%
Industrials	13.8%
Financials	5.3%
Consumer Staples	3.6%
Real Estate	3.0%
Materials	2.6%
Communication Services	1.8%
Short-Term Investments & Other Net Assets	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Communication Services (1.8%)
Bandwidth, Inc.*	14,402	2,213
Cardlytics, Inc.*	71,718	10,239
CarGurus, Inc.*	76,176	2,417

Total		14,869

Consumer Discretionary (14.0%)
BJ’s Restaurants, Inc.*	53,800	2,071
Churchill Downs, Inc.	39,456	7,686
Deckers Outdoor Corp.*	31,045	8,903
Floor & Decor Holdings, Inc.*	73,772	6,850
Foot Locker, Inc.	128,547	5,198
Fox Factory Holding Corp.*	60,466	6,392
Lithia Motors, Inc. - Class A	17,386	5,088
Patrick Industries, Inc.	90,856	6,210
Penn National Gaming, Inc.*	118,137	10,204
PVH Corp.	82,609	7,756
Shutterstock, Inc.	54,382	3,899
Smith & Wesson Brands, Inc.	180,363	3,202
Stamps.com, Inc.*	5,404	1,060
Thor Industries, Inc.	85,324	7,934
TopBuild Corp.*	57,678	10,617
Under Armour, Inc. - Class C*	377,048	5,611
Wingstop, Inc.	49,765	6,596
Wolverine World Wide, Inc.	156,573	4,893
YETI Holdings, Inc.*	110,854	7,590

Total		117,760

Consumer Staples (3.6%)
BellRing Brands, Inc.*	182,798	4,444
Freshpet, Inc.*	57,864	8,216
Hostess Brands, Inc.*	330,286	4,835
Performance Food Group Co.*	156,945	7,472
The Simply Good Foods Co.*	174,075	5,459

Total		30,426

Financials (5.3%)
James River Group Holdings, Ltd.	102,505	5,038
Kemper Corp.	56,413	4,334
MGIC Investment Corp.	408,023	5,121
OneMain Holdings, Inc.	106,833	5,145
SLM Corp.	441,291	5,468
StepStone Group, Inc.*	64,600	2,571
Stifel Financial Corp.	95,295	4,808
Synovus Financial Corp.	119,265	3,861

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Financials continued
Triumph Bancorp, Inc.*	96,222	4,671
Western Alliance Bancorporation	64,217	3,850

Total		44,867

Health Care (33.4%)
Addus HomeCare Corp.*	41,955	4,913
Adverum Biotechnologies, Inc.*	241,321	2,616
Akebia Therapeutics, Inc.*	460,883	1,291
Akero Therapeutics, Inc.*	10,400	268
Allakos, Inc.*	42,689	5,976
ALX Oncology Holdings, Inc.*	41,100	3,543
Amedisys, Inc.*	17,481	5,128
Amicus Therapeutics, Inc.*	315,008	7,274
Apellis Pharmaceuticals, Inc.*	104,427	5,973
Arena Pharmaceuticals, Inc.*	50,372	3,870
Arrowhead Pharmaceuticals, Inc.*	58,726	4,506
Arvinas, Inc.*	26,200	2,225
AtriCure, Inc.*	82,456	4,590
BioAtla, Inc.*	10,000	340
Biohaven Pharmaceutical Holding Co., Ltd.*	63,437	5,437
Cardiovascular Systems, Inc.*	78,130	3,419
ChemoCentryx, Inc.*	80,854	5,007
Constellation Pharmaceuticals, Inc.*	110,873	3,193
Dicerna Pharmaceuticals, Inc.*	161,682	3,562
Dyne Therapeutics, Inc.*	90,484	1,900
Fate Therapeutics, Inc.*	29,684	2,699
Five Prime Therapeutics, Inc.*	65,967	1,122
Glaukos Corp.*	50,290	3,785
Globus Medical, Inc. - Class A*	101,559	6,624
Health Catalyst, Inc.*	115,835	5,042
Heron Therapeutics, Inc.*	228,641	4,839

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Health Care continued
HMS Holdings Corp.*	154,508	5,678
Homology Medicines, Inc.*	188,807	2,132
ICU Medical, Inc.*	9,089	1,950
ImmunoGen, Inc.*	424,670	2,739
Integer Holdings Corp.*	76,962	6,249
Integra LifeSciences Holdings Corp.*	109,072	7,081
iRhythm Technologies, Inc.*	21,337	5,061
Karyopharm Therapeutics, Inc.*	224,836	3,480
Kodiak Sciences, Inc.*	46,714	6,863
Kura Oncology, Inc.*	118,914	3,884
Kymera Therapeutics, Inc.*	47,218	2,928
LHC Group, Inc.*	32,866	7,011
Madrigal Pharmaceuticals, Inc.*	33,892	3,768
Mersana Therapeutics, Inc.*	134,486	3,579
Mirati Therapeutics, Inc.*	37,012	8,129
Nanostring Technologies, Inc.*	88,369	5,910
NeoGenomics, Inc.*	55,816	3,005
Nkarta, Inc.*	40,395	2,483
Novavax, Inc.*	24,904	2,777
Omnicell, Inc.*	91,194	10,945
OraSure Technologies, Inc.*	171,659	1,817
Pacira Biosciences, Inc.*	58,335	3,491
The Providence Service Corp.*	56,228	7,795
PTC Therapeutics, Inc.*	89,183	5,443
R1 RCM, Inc.*	382,152	9,179
Radius Health, Inc.*	190,817	3,408
RAPT Therapeutics, Inc.*	80,804	1,596
Reata Pharmaceuticals, Inc.*	16,094	1,990
Revance Therapeutics, Inc.*	143,161	4,057
Rhythm Pharmaceuticals, Inc.*	113,662	3,379
Rocket Pharmaceuticals, Inc.*	57,338	3,144
Syndax Pharmaceuticals, Inc.*	66,110	1,470

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Tandem Diabetes Care, Inc.*	56,558	5,411
TCR2 Therapeutics, Inc.*	111,428	3,446
TG Therapeutics, Inc.*	134,976	7,021
Theravance Biopharma, Inc.*	188,264	3,345
Turning Point Therapeutics, Inc.*	47,974	5,846
Ultragenyx Pharmaceutical, Inc.*	42,038	5,819
Veracyte, Inc.*	92,146	4,510
Y-mAbs Therapeutics, Inc.*	81,754	4,048

Total		281,009

Industrials (13.8%)
Aerojet Rocketdyne Holdings, Inc.*	109,647	5,795
Altra Industrial Motion Corp.	64,111	3,554
Applied Industrial Technologies, Inc.	68,997	5,381
Armstrong World Industries, Inc.	32,366	2,408
ASGN, Inc.*	78,942	6,594
Axon Enterprise, Inc.*	29,698	3,639
Bloom Energy Corp.*	65,769	1,885
Builders FirstSource, Inc.*	130,792	5,338
BWX Technologies, Inc.	90,927	5,481
Clean Harbors, Inc.*	61,367	4,670
Curtiss-Wright Corp.	36,617	4,260
EnerSys	52,925	4,396
Exponent, Inc.	67,159	6,046
FuelCell Energy, Inc.*	86,826	970
Insperity, Inc.	58,621	4,773
ITT, Inc.	73,562	5,666
John Bean Technologies Corp.	60,223	6,857
Marten Transport, Ltd.	173,208	2,984
Mercury Systems, Inc.*	45,415	3,999
Plug Power, Inc.*	122,383	4,150
Rexnord Corp.	129,423	5,111
SPX Corp.*	101,260	5,523
SPX Flow, Inc.*	93,251	5,405
Tetra Tech, Inc.	63,752	7,381
Trex Co., Inc.*	46,942	3,930

Total		116,196

Information Technology (21.8%)
Alarm.com Holdings, Inc.*	75,626	7,823
Axcelis Technologies, Inc.*	150,202	4,374
Blackbaud, Inc.	67,781	3,901
CACI International, Inc. - Class A*	27,284	6,803
Cirrus Logic, Inc.*	58,358	4,797

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Cohu, Inc.	84,797	3,238
CTS Corp.	135,722	4,659
Digital Turbine, Inc.*	99,314	5,617
Everbridge, Inc.*	36,149	5,389
ExlService Holdings, Inc.*	69,506	5,917
First Solar, Inc.*	54,210	5,362
Five9, Inc.*	32,610	5,687
FormFactor, Inc.*	158,642	6,825
Insight Enterprises, Inc.*	80,925	6,158
LiveRamp Holdings, Inc.*	84,258	6,167
Lumentum Holdings, Inc.*	59,573	5,647
Manhattan Associates, Inc.*	44,586	4,690
Medallia, Inc.*	149,995	4,983
Mimecast, Ltd.*	110,469	6,279
Paylocity Holding Corp.*	19,462	4,007
Pegasystems, Inc.	28,014	3,733
Perficient, Inc.*	133,950	6,383
Power Integrations, Inc.	84,020	6,878
Q2 Holdings, Inc.*	61,406	7,770
Rapid7, Inc.*	97,589	8,799
Repay Holdings Corp.*	156,596	4,267
Science Applications International Corp.	58,699	5,555
Sprout Social, Inc.*	106,294	4,827
SVMK, Inc.*	229,526	5,864
Synaptics, Inc.*	66,801	6,440
Varonis Systems, Inc.*	39,715	6,498
Verra Mobility Corp.*	581,850	7,808

Total		183,145

Materials (2.6%)
Axalta Coating Systems, Ltd.*	164,483	4,696
Boise Cascade Co.	92,500	4,421
Graphic Packaging Holding Co.	139,583	2,365
Ingevity Corp.*	56,380	4,270
Louisiana-Pacific Corp.	157,842	5,867

Total		21,619

Real Estate (3.0%)
Columbia Property Trust, Inc.	178,707	2,563
CoreSite Realty Corp.	28,447	3,564
Corporate Office Properties Trust	105,402	2,749
Essential Properties Realty Trust, Inc.	187,995	3,985
Independence Realty Trust, Inc.	312,840	4,201
JBG SMITH Properties	130,180	4,071

Common Stocks (99.3%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
PS Business Parks, Inc.	28,688	3,812

Total		24,945

Total Common Stocks
(Cost: $559,014)		834,836

Short-Term Investments (0.2%)

Money Market Funds (0.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	1,515,524	1,516

Total		1,516

Total Short-Term Investments
(Cost: $1,516)		1,516

Total Investments (99.5%)
(Cost: $560,530)@		836,352

Other Assets, Less
Liabilities (0.5%)		4,094

Net Assets (100.0%)		840,446

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $561,118 and the net unrealized appreciation of investments based on that cost was $275,234 which is comprised of $292,607 aggregate gross unrealized appreciation and $17,373 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$834,836	$-	$-
Short-Term Investments	1,516	-	-
Total Assets:	$836,352	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$344 million

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, ending the year near record highs despite the significant disruption brought on by the COVID-19 pandemic. Restrictions put in place to slow the virus’ spread led to a sharp market downturn early in the year, but stocks recovered throughout the rest of the year as the economy reopened and vaccines and other treatments for the virus were developed. Fiscal policy also played a role in the recovery, as stimulus checks and unemployment assistance boosted household incomes. The U.S. Federal Reserve Bank (the “Fed”) provided significant support for markets and the economy by lowering interest rates to near zero and implementing several bond-buying programs.

In this environment, large cap stocks, as represented by the S&P 500®, posted a return of 18.40%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 13.66% and 11.29%, respectively. Meanwhile, the broad bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 7.51%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.11%.

PORTFOLIO RESULTS

The Index 600 Stock Portfolio returned 10.93% for the twelve months ending December 31, 2020, trailing the S&P 600® Index, which increased by 11.29%. Portfolio performance lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with stock index futures contracts. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Small Cap Core Funds peer group was 12.21%. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Seven of the Portfolio’s eleven sectors advanced for the reporting period. The Information Technology sector was the largest contributor to the Portfolio’s return, as many of the sector’s growth trends were accelerated by the impact of the pandemic. The rise in remote work and education that followed the introduction of COVID-19-related restrictions helped support revenues in the sector despite the economic downturn. The semiconductors and semiconductor equipment industry was boosted by mobile and 5G-related strength. Software companies also advanced as increasing online retail sales benefited makers of software that facilitate e-commerce.

The Consumer Discretionary sector also gained, as governmental stimulus payments helped consumer spending rebound after a sharp drop following initial lockdowns. With many consumers at home more often, spending patterns shifted, and purchases of essential items and consumer goods increased while spending on services stalled.

Small cap companies in the Healthcare sector were also strong, led by the biotechnology industry. Merger and acquisition activity, as well as a number of positive drug developments, drove results within the industry.

The top detractors from the Portfolio’s return were the Real Estate and Energy sectors. Within the Real Estate sector, real estate management and development companies were negatively impacted by increased rent delinquencies in the wake of the pandemic, while energy companies struggled following a sharp decline in oil prices.

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	10.93%	12.03%	11.55%
S&P SmallCap 600® Index	11.29%	12.36%	11.91%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	12.21%	10.64%	9.82%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
iShares Core S&P Small-Cap ETF	1.5%
Capri Holdings, Ltd.	0.7%
NeoGenomics, Inc.	0.7%
Cleveland-Cliffs, Inc.	0.6%
YETI Holdings, Inc.	0.6%
Omnicell, Inc.	0.6%
Brooks Automation, Inc.	0.5%
Power Integrations, Inc.	0.5%
Saia, Inc.	0.5%
Exponent, Inc.	0.5%

  Sector Allocation 12/31/20

Sector	% of Net Assets
Industrials	16.4%
Financials	15.5%
Information Technology	14.0%
Consumer Discretionary	13.9%
Health Care	11.4%
Real Estate	7.5%
Materials	5.5%
Consumer Staples	3.4%
Energy	3.0%
Communication Services	2.4%
Short-term Investments & Other Net Assets	2.2%
Short-Term Investments & Other Net Assets	1.8%
Utilities	1.5%
Investment Companies	1.5%

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.4%)
AMC Networks, Inc. - Class A*	11,096	397
ATN International, Inc.	4,091	171
Cincinnati Bell, Inc.*	18,899	289
Cogent Communications Holdings, Inc.	15,682	939
Consolidated Communications Holdings, Inc.*	27,244	133
The E.W. Scripps Co. - Class A	21,303	326
Gannett Co., Inc.*	48,874	164
Glu Mobile, Inc.*	55,159	497
Iridium Communications, Inc.*	43,744	1,720
The Marcus Corp.	8,629	116
Meredith Corp.	15,096	290
QuinStreet, Inc.*	18,146	389
Scholastic Corp.	11,166	279
Shenandoah Telecommunications Co.	18,590	804
Spok Holdings, Inc.	6,545	73
TechTarget, Inc.*	8,802	520
Vonage Holdings Corp.*	87,048	1,121

Total		8,228

Consumer Discretionary (13.9%)
Aaron’s Holdings Company, Inc.*	12,519	237
Abercrombie & Fitch Co. - Class A	23,266	474
American Axle & Manufacturing Holdings, Inc.*	42,240	352
American Public Education, Inc.*	5,522	168
America’s Car-Mart, Inc.*	2,290	252
Asbury Automotive Group, Inc.*	7,192	1,048
Barnes & Noble Education, Inc.*	11,244	52
Bed Bath & Beyond, Inc.	46,989	835
Big Lots, Inc.	13,322	572
BJ’s Restaurants, Inc.*	8,322	320
Bloomin’ Brands, Inc.	29,718	577
Boot Barn Holdings, Inc.*	10,765	467
Brinker International, Inc.	16,888	955
The Buckle, Inc.	10,686	312
Caleres, Inc.	14,137	221

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Callaway Golf Co.	35,120	843
Capri Holdings, Ltd.*	56,177	2,359
The Cato Corp. - Class A	7,342	70
Cavco Industries, Inc.*	3,186	559
Century Communities, Inc.*	10,820	474
The Cheesecake Factory, Inc.	15,639	580
Chico’s FAS, Inc.	44,718	71
The Children’s Place, Inc.*	5,440	273
Chuy’s Holdings, Inc.*	7,344	195
Conn’s, Inc.*	7,171	84
Cooper Tire & Rubber Co.	18,785	761
Cooper-Standard Holding, Inc.*	6,301	218
Core-Mark Holding Co., Inc.	16,752	492
Crocs, Inc.*	25,170	1,577
Dave & Buster’s Entertainment, Inc.	17,695	531
Designer Brands, Inc.	21,918	168
DineEquity, Inc.	6,123	355
Dorman Products, Inc.*	10,716	930
El Pollo Loco Holdings, Inc.*	7,067	128
Ethan Allen Interiors, Inc.	8,128	164
Fiesta Restaurant Group, Inc.*	6,476	74
Fossil Group, Inc.*	17,467	151
GameStop Corp. - Class A*	20,411	385
Genesco, Inc.*	5,312	160
Gentherm, Inc.*	12,190	795
G-III Apparel Group, Ltd.*	16,230	385
Group 1 Automotive, Inc.	6,420	842
Guess?, Inc.	13,998	317
Haverty Furniture Cos., Inc.	6,228	172
Hibbett Sports, Inc.*	6,189	286
Installed Building Products, Inc.*	8,446	861
iRobot Corp.*	10,489	842
Kontoor Brands, Inc.	17,492	710
La-Z-Boy, Inc.	17,207	686
LCI Industries	9,380	1,216
LGI Homes, Inc.*	8,237	872
Liquidity Services, Inc.*	9,776	156

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Lumber Liquidators Holdings, Inc.*	10,768	331
M.D.C. Holdings, Inc.	19,109	929
M/I Homes, Inc.*	10,720	475
Macy’s, Inc.	115,712	1,302
MarineMax, Inc.*	8,231	288
Meritage Homes Corp.*	14,026	1,162
The Michaels Cos., Inc.*	27,530	358
Monarch Casino & Resort, Inc.*	4,767	292
Monro, Inc.	12,420	662
Motorcar Parts of America, Inc.*	7,104	139
Movado Group, Inc.*	6,185	103
The ODP Corporation	19,643	576
Oxford Industries, Inc.	6,293	412
Perdoceo Education Corp.*	25,837	326
PetMed Express, Inc.	7,559	242
Red Robin Gourmet Burgers, Inc.*	5,796	111
Regis Corp.*	9,044	83
Rent-A-Center, Inc.	18,180	696
Ruth’s Hospitality Group, Inc.	11,880	211
Sally Beauty Holdings, Inc.*	42,071	549
Shake Shack, Inc. - Class A*	13,293	1,127
Shoe Carnival, Inc.	3,208	126
Shutterstock, Inc.	8,240	591
Signet Jewelers, Ltd.	19,517	532
Sleep Number Corp.*	10,351	847
Sonic Automotive, Inc. - Class A	8,844	341
Stamps.com, Inc.*	6,800	1,334
Standard Motor Products, Inc.	7,533	305
Steven Madden, Ltd.	28,851	1,019
Sturm, Ruger & Co., Inc.	6,524	425
Tupperware Brands Corp.*	18,338	594
Unifi, Inc.*	5,574	99
Universal Electronics, Inc.*	5,127	269
Vera Bradley, Inc.*	8,222	65
Vista Outdoor, Inc.*	21,716	516
Winnebago Industries, Inc.	12,587	754
Wolverine World Wide, Inc.	30,605	956
YETI Holdings, Inc.*	27,927	1,912

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Zumiez, Inc.*	7,789	287

Total		47,930

Consumer Staples (3.4%)
The Andersons, Inc.	11,437	280
B&G Foods, Inc.	23,960	664
Calavo Growers, Inc.	6,189	430
Cal-Maine Foods, Inc.*	13,938	523
Central Garden & Pet Co.*	3,635	140
Central Garden & Pet Co. - Class A*	14,529	528
The Chefs’ Warehouse, Inc.*	12,113	311
Coca-Cola Bottling Co. Consolidated	1,731	461
Fresh Del Monte
Produce, Inc.	11,305	272
Inter Parfums, Inc.	6,586	398
J & J Snack Foods Corp.	5,584	868
John B. Sanfilippo & Son, Inc.	3,290	259
Medifast, Inc.	4,389	862
MGP Ingredients, Inc.	4,920	232
National Beverage Corp.	4,347	369
PriceSmart, Inc.	8,692	792
Seneca Foods Corp. - Class A*	2,498	100
The Simply Good Foods Co.*	31,374	984
SpartanNash Co.	13,373	233
United Natural Foods, Inc.*	20,901	334
Universal Corp.	9,142	444
USANA Health
Sciences, Inc.*	4,472	345
Vector Group, Ltd.	47,446	553
WD-40 Co.	5,096	1,354

Total		11,736

Energy (3.0%)
Archrock, Inc.	47,904	415
Bonanza Creek Energy, Inc.*	6,915	134
Bristow Group, Inc.*	8,642	227
Callon Petroleum Co.*	14,824	195
CONSOL Energy, Inc.*	11,169	81
Core Laboratories NV	16,592	440
DMC Global, Inc.	5,509	238
Dorian LPG, Ltd. *	12,523	153
Dril-Quip, Inc.*	13,087	388
Exterran Corp.*	9,265	41
Green Plains, Inc.*	12,499	165
Helix Energy Solutions Group, Inc.*	52,636	221
Helmerich & Payne, Inc.	40,125	929
Laredo Petroleum, Inc.*	3,357	66

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Energy continued
Matador Resources Co.*	40,955	494
Matrix Service Co.*	9,870	109
Nabors Industries, Ltd.	2,394	139
Oceaneering International, Inc.*	37,031	294
Oil States International, Inc.*	22,759	114
Par Pacific Holdings, Inc.*	14,895	208
Patterson-UTI Energy, Inc.	69,917	368
PBF Energy, Inc.	35,837	254
PDC Energy, Inc.*	37,155	763
Penn Virginia Corp.*	5,668	58
ProPetro Holding Corp.*	30,105	222
QEP Resources, Inc.	90,325	216
Range Resources Corp.*	95,588	640
Renewable Energy Group, Inc.*	14,667	1,039
REX American Resources Corp.*	1,966	144
RPC, Inc.*	21,654	68
SEACOR Holdings, Inc.*	7,141	296
SM Energy Co.	39,734	243
Southwestern Energy Co.*	240,842	718
Talos Energy, Inc.*	8,715	72
US Silica Holdings, Inc.	27,576	194

Total		10,346

Financials (15.5%)
Allegiance Bancshares, Inc.	7,015	239
Ambac Financial Group, Inc.*	17,082	263
American Equity Investment Life Holding Co.	34,314	949
Ameris Bancorp	25,913	987
AMERISAFE, Inc.	7,209	414
Apollo Commercial Real Estate Finance, Inc.	48,132	538
ARMOUR Residential REIT, Inc.	24,138	260
Assured Guaranty, Ltd.	30,107	948
Axos Financial, Inc.*	19,156	719
Banc of California, Inc.	16,515	243
BancFirst Corp.	6,947	408
BankUnited, Inc.	34,451	1,198
Banner Corp.	13,110	611
Berkshire Hills Bancorp, Inc.	18,955	325
Blucora, Inc.*	17,916	285
Boston Private Financial Holdings, Inc.	30,673	259

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Financials continued
Brightsphere Investment Group, Inc.	22,342	431
Brookline Bancorp, Inc.	29,482	355
Cadence Bancorp	46,978	771
Capitol Federal Financial, Inc.	48,134	602
Capstead Mortgage Corp.	35,978	209
Central Pacific Financial Corp.	10,509	200
City Holding Co.	5,887	409
Columbia Banking System, Inc.	26,702	959
Community Bank System, Inc.	19,966	1,244
Customers Bancorp, Inc.*	10,841	197
CVB Financial Corp.	47,499	926
Dime Community Bancshares	10,598	167
Donnelley Financial Solutions, Inc.*	11,077	188
Eagle Bancorp, Inc.	12,021	496
eHealth, Inc.*	9,657	682
Employers Holdings, Inc.	10,822	348
Encore Capital Group, Inc.*	11,689	455
Enova International, Inc.*	13,300	329
EZCORP, Inc. - Class A*	19,427	93
FB Financial Corp.	11,616	403
First Bancorp	92,054	1,111
First Commonwealth Financial Corp.	35,848	392
First Financial Bancorp	36,551	641
First Hawaiian, Inc.	48,771	1,150
First Midwest Bancorp, Inc.	42,624	679
Flagstar Bancorp, Inc.	17,641	719
Granite Point Mortgage Trust, Inc.	20,586	206
Great Western Bancorp, Inc.	20,515	429
Green Dot Corp. - Class A*	19,943	1,113
Greenhill & Co., Inc.	5,306	64
Hanmi Financial Corp.	11,456	130
HCI Group, Inc.	2,292	120
Heritage Financial Corp. of Washington	13,391	313
HomeStreet, Inc.	8,125	274
Hope Bancorp, Inc.	45,965	501
Horace Mann Educators Corp.	15,443	649
Independent Bank Corp.	12,293	898
Independent Bank Group, Inc.	13,708	857

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Financials continued
Invesco Mortgage Capital, Inc.	67,635	229
James River Group Holdings, Ltd.	11,415	561
KKR Real Estate Finance Trust, Inc.	10,139	182
Meta Financial Group, Inc.	12,473	456
Mr. Cooper Group, Inc.*	26,765	831
National Bank Holding Corp. - Class A	11,412	374
NBT Bancorp, Inc.	16,268	522
New York Mortgage Trust, Inc.	140,862	520
NMI Holdings, Inc. - Class A*	31,627	716
Northfield Bancorp, Inc.	17,829	220
Northwest Bancshares, Inc.	47,657	607
OFG Bancorp	19,148	355
Old National Bancorp	61,653	1,021
Pacific Premier Bancorp, Inc.	35,197	1,103
Palomar Holdings, Inc.*	8,089	719
Park National Corp.	5,293	556
PennyMac Mortgage Investment Trust	36,839	648
Piper Jaffray Cos., Inc.	5,128	517
PRA Group, Inc.*	16,997	674
Preferred Bank	5,057	255
ProAssurance Corp.	20,096	358
Provident Financial Services, Inc.	27,186	488
Ready Capital Corp.	15,233	190
Redwood Trust, Inc.	41,738	366
Renasant Corp.	20,955	706
S&T Bancorp, Inc.	14,659	364
Safety Insurance Group, Inc.	5,276	411
Seacoast Banking Corp. of Florida*	20,573	606
ServisFirst Bancshares, Inc.	17,491	705
Simmons First National Corp. - Class A	40,589	876
Southside Bancshares, Inc.	11,716	364
Stewart Information Services Corp.	9,964	482
StoneX Group, Inc.*	6,067	351
Third Point Reinsurance, Ltd.*	30,636	292
Tompkins Financial Corp.	4,510	318
Triumph Bancorp, Inc.*	8,433	409
Trupanion, Inc.*	12,206	1,461
TrustCo Bank Corp.	35,960	240
United Community Banks, Inc.	32,301	919

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Financials continued
United Fire Group, Inc.	8,027	201
United Insurance Holdings Corp.	7,711	44
Universal Insurance Holdings, Inc.	10,633	161
Veritex Holdings, Inc.	18,519	475
Virtus Investment Partners, Inc.	2,669	579
Waddell & Reed Financial, Inc. - Class A	23,310	594
Walker & Dunlop, Inc.	10,830	997
Westamerica Bancorporation	10,020	554
WisdomTree Investments, Inc.	41,611	223
World Acceptance Corp.*	1,487	152

Total		53,308

Health Care (11.4%)
Addus HomeCare Corp.*	5,600	656
Allscripts Healthcare Solutions, Inc.*	58,912	851
AMN Healthcare Services, Inc.*	17,538	1,197
Amphastar Pharmaceuticals, Inc.*	13,640	274
AngioDynamics, Inc.*	14,153	217
ANI Pharmaceuticals, Inc.*	3,592	104
Anika Therapeutics, Inc.*	5,301	240
BioTelemetry, Inc.*	12,776	921
Cardiovascular Systems, Inc.*	14,963	655
Coherus Biosciences, Inc.*	23,643	411
Community Health Systems, Inc.*	41,931	312
Computer Programs and Systems, Inc.	4,708	126
CONMED Corp.	10,666	1,195
Corcept Therapeutics, Inc.*	38,989	1,020
CorVel Corp.*	3,404	361
Covetrus, Inc.*	36,957	1,062
Cross Country Healthcare, Inc.*	13,027	116
CryoLife, Inc.*	14,490	342
Cutera, Inc.*	6,575	159
Cytokinetics, Inc.*	26,394	548
Eagle Pharmaceuticals, Inc.*	4,324	201
Enanta Pharmaceuticals, Inc.*	6,664	281
Endo International PLC*	85,877	617

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Ensign Group, Inc.	19,013	1,386
Fulgent Genetics, Inc.*	4,888	255
Glaukos Corp.*	16,766	1,262
Hanger, Inc.*	14,211	312
HealthStream, Inc.*	9,450	206
Heska Corp.*	3,314	483
HMS Holdings Corp.*	33,021	1,214
Innoviva, Inc.*	23,442	290
Inogen, Inc.*	6,846	306
Integer Holdings Corp.*	12,259	995
Invacare Corp.	12,832	115
Lannett Co., Inc.*	12,749	83
Lantheus Holdings, Inc.*	24,936	336
LeMaitre Vascular, Inc.	6,296	255
Luminex Corp.	16,135	373
Magellan Health, Inc.*	8,499	704
MEDNAX, Inc.*	31,920	783
Meridian Bioscience, Inc.*	16,063	300
Merit Medical Systems, Inc.*	18,228	1,012
Mesa Laboratories, Inc.	1,813	520
Myriad Genetics, Inc.*	28,046	555
Natus Medical, Inc.*	12,629	253
NeoGenomics, Inc.*	41,404	2,229
NextGen Healthcare, Inc.*	20,655	377
Omnicell, Inc.*	15,776	1,893
OraSure Technologies, Inc.*	26,749	283
Orthofix Medical, Inc.*	7,210	310
Owens & Minor, Inc.	27,413	741
Pacira Biosciences, Inc.*	16,200	969
The Pennant Group, Inc.*	9,461	549
Phibro Animal Health Corp. - Class A	7,565	147
The Providence Service Corp.*	4,602	638
R1 RCM, Inc.*	43,504	1,045
RadNet, Inc.*	15,982	313
REGENXBIO, Inc.*	11,160	506
Select Medical Holdings Corp.*	40,203	1,112
Simulations Plus, Inc.	5,649	406
Spectrum Pharmaceuticals, Inc.*	54,415	186
Supernus Pharmaceuticals, Inc.*	19,646	494
Surmodics, Inc.*	5,100	222
Tabula Rasa HealthCare, Inc.*	8,086	346
Tactile Systems Technology, Inc.*	7,244	326
Tivity Health, Inc.*	13,961	273

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Health Care continued
US Physical Therapy, Inc.	4,792	576
Vanda Pharmaceuticals, Inc.*	20,395	268
Varex Imaging Corp.*	14,618	244
Xencor, Inc.*	21,425	935
Zynex, Inc.*	7,255	98

Total		39,350

Industrials (16.4%)
AAON, Inc.	15,195	1,012
AAR Corp.	12,374	448
ABM Industries, Inc.	24,868	941
Aegion Corp.*	11,475	218
Aerojet Rocketdyne Holdings, Inc.*	26,800	1,416
Aerovironment, Inc.*	8,179	711
Alamo Group, Inc.	3,677	507
Albany International Corp. - Class A	11,448	841
Allegiant Travel Co.	4,889	925
American Woodmark Corp.*	6,337	595
Apogee Enterprises, Inc.	9,839	312
Applied Industrial Technologies, Inc.	14,454	1,127
ArcBest Corp.	9,475	404
Arcosa, Inc.	17,999	989
Astec Industries, Inc.	8,431	488
Atlas Air Worldwide Holdings, Inc.*	9,748	532
AZZ, Inc.	9,724	461
Barnes Group, Inc.	17,365	880
Brady Corp. - Class A	18,077	955
Chart Industries, Inc.*	13,163	1,550
CIRCOR International, Inc.*	7,457	287
Comfort Systems USA, Inc.	13,572	715
Cubic Corp.	11,755	729
Deluxe Corp.	15,622	456
DXP Enterprises, Inc.*	6,104	136
Echo Global Logistics, Inc.*	9,922	266
Encore Wire Corp.	7,694	466
Enerpac Tool Group Corp.	22,309	504
EnPro Industries, Inc.	7,658	578
ESCO Technologies, Inc.	9,710	1,002
Exponent, Inc.	19,253	1,733
Federal Signal Corp.	22,569	749
Forrester Research, Inc.*	4,102	172
Forward Air Corp.	10,258	788
Foundation Building Materials, Inc.*	8,379	161
Franklin Electric Co., Inc.	14,300	990

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Gibraltar Industries, Inc.*	12,128	873
GMS, Inc.*	15,916	485
Granite Construction, Inc.	17,430	466
The Greenbrier Cos., Inc.	12,240	445
Griffon Corp.	16,743	341
Harsco Corp.*	29,428	529
Hawaiian Holdings, Inc.	17,155	304
Heartland Express, Inc.	18,379	333
Heidrick & Struggles International, Inc.	7,219	212
Hillenbrand, Inc.	27,885	1,110
Hub Group, Inc. - Class A*	12,490	712
Insteel Industries, Inc.	7,199	160
Interface, Inc.	21,878	230
John Bean Technologies Corp.	11,832	1,347
Kaman Corp.	10,321	590
Kelly Services, Inc. - Class A	12,439	256
Korn Ferry	20,194	878
Lindsay Corp.	4,052	521
Lydall, Inc.*	6,282	189
Marten Transport, Ltd.	21,891	377
Matson, Inc.	16,064	915
Matthews International Corp. - Class A	11,855	349
Meritor, Inc.*	26,965	753
Moog, Inc. - Class A	10,947	868
Mueller Industries, Inc.	21,285	747
MYR Group, Inc.*	6,238	375
National Presto Industries, Inc.	1,938	171
NOW, Inc.*	40,788	293
Park Aerospace Corp.	6,992	94
Patrick Industries, Inc.	8,189	560
PGT Innovations, Inc.*	21,988	447
Pitney Bowes, Inc.	64,553	398
Powell Industries, Inc.	3,292	97
Proto Labs, Inc.*	9,977	1,530
Quanex Building Products Corp.	12,233	271
Raven Industries, Inc.	13,370	442
Resideo Technologies, Inc.*	52,391	1,114
Resources Connection, Inc.	11,369	143
Saia, Inc.*	9,754	1,764
SkyWest, Inc.	18,697	754
SPX Corp.*	16,700	911
SPX Flow, Inc.*	15,742	912
Standex International Corp.	4,617	358
Team, Inc.*	11,421	125
Tennant Co.	6,889	483
Titan International, Inc.	18,768	91
Triumph Group, Inc.	19,432	244
TrueBlue, Inc.*	13,228	247

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Industrials continued
UFP Industries, Inc.	22,817	1,267
UniFirst Corp.	5,679	1,202
US Ecology, Inc.	11,751	427
Veritiv Corp.*	4,623	96
Viad Corp.	7,618	276
Vicor Corp.*	7,874	726
Wabash National Corp.	19,745	340
Watts Water Technologies, Inc. - Class A	10,230	1,245

Total		56,437

Information Technology (14.0%)
3D Systems Corp.*	46,293	485
8x8, Inc.*	39,647	1,367
ADTRAN, Inc.	17,883	264
Advanced Energy Industries, Inc.*	14,272	1,384
Agilysys, Inc.*	7,566	290
Alarm.com Holdings, Inc.*	16,666	1,724
Applied Optoelectronics, Inc.*	7,882	67
Arlo Technologies, Inc.*	29,473	230
Axcelis Technologies, Inc.*	12,491	364
Badger Meter, Inc.	10,858	1,021
Bel Fuse, Inc. - Class B	3,809	57
Benchmark Electronics, Inc.	13,602	367
Bottomline Technologies, Inc.*	14,623	771
Brooks Automation, Inc.	27,532	1,868
CalAmp Corp.*	13,059	130
Cardtronics PLC*	13,269	468
CEVA, Inc.*	8,297	378
Cohu, Inc.	15,649	597
Comtech Telecommunications Corp.	9,326	193
CSG Systems International, Inc.	12,286	554
CTS Corp.	12,033	413
Daktronics, Inc.	13,749	64
Diebold, Inc.*	28,966	309
Digi International, Inc.*	10,904	206
Diodes, Inc.*	15,719	1,108
DSP Group, Inc.*	8,183	136
Ebix, Inc.	8,775	333
ePlus, Inc.*	5,037	443
EVERTEC, Inc.	22,256	875
ExlService Holdings, Inc.*	12,608	1,073
Extreme Networks, Inc.*	45,872	316
Fabrinet*	13,774	1,069
FARO Technologies, Inc.*	6,651	470

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
FormFactor, Inc.*	28,858	1,241
Harmonic, Inc.*	36,451	269
Ichor Holdings, Ltd.*	8,637	260
Insight Enterprises, Inc.*	13,088	996
Itron, Inc.*	15,064	1,445
Knowles Corp.*	34,186	630
Kulicke and Soffa Industries, Inc.	23,131	736
LivePerson, Inc.*	23,196	1,443
ManTech International Corp. - Class A	10,136	902
MaxLinear, Inc. - Class A*	25,168	961
Methode Electronics, Inc. - Class A	13,995	536
MicroStrategy, Inc. - Class A*	2,705	1,051
MTS Systems Corp.	7,188	418
NETGEAR, Inc.*	11,292	459
NIC, Inc.	24,996	646
OneSpan, Inc.*	12,728	263
Onto Innovation, Inc.*	18,209	866
OSI Systems, Inc.*	6,215	579
PC Connection, Inc.*	4,100	194
PDF Solutions, Inc.*	10,928	236
Perficient, Inc.*	12,309	587
Photronics, Inc.*	24,471	273
Plantronics, Inc.	13,997	378
Plexus Corp.*	10,748	841
Power Integrations, Inc.	22,322	1,827
Progress Software Corp.	16,819	760
Rambus, Inc.*	42,482	742
Rogers Corp.*	6,964	1,081
Sanmina Corp.*	24,263	774
ScanSource, Inc.*	9,459	250
SMART Global Holdings, Inc.*	5,191	195
SPS Commerce, Inc.*	13,167	1,430
Sykes Enterprises, Inc.*	14,754	556
TTEC Holdings, Inc.	6,797	496
TTM Technologies, Inc.*	37,018	511
Ultra Clean Holdings, Inc.*	15,103	470
Unisys Corp.*	23,507	463
Veeco Instruments, Inc.*	18,501	321
Viavi Solutions, Inc.*	85,393	1,279
Virtusa Corp.*	10,625	543
Xperi Holding Corp.	39,419	824

Total		48,126

Materials (5.5%)
AdvanSix, Inc.*	10,452	209
Allegheny Technologies, Inc.*	47,290	793
American Vanguard Corp.	9,939	154

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Materials continued
Arconic Corp.*	36,224	1,080
Balchem Corp.	12,064	1,390
Boise Cascade Co.	14,618	699
Carpenter Technology Corp.	17,906	521
Century Aluminum Co.*	18,687	206
Clearwater Paper Corp.*	6,180	233
Cleveland-Cliffs, Inc.	148,879	2,168
Ferro Corp.*	30,687	449
FutureFuel Corp.	9,624	122
GCP Applied Technologies, Inc.*	17,981	425
Glatfelter Corp.	16,545	271
H.B. Fuller Co.	19,293	1,001
Hawkins, Inc.	3,542	185
Haynes International, Inc.	4,707	112
Innospec, Inc.	9,166	832
Kaiser Aluminum Corp.	5,896	583
Koppers Holdings, Inc.*	7,855	245
Kraton Corp.*	11,885	330
Livent Corp.*	54,557	1,028
Materion Corp.	7,580	483
Mercer International, Inc.	14,738	151
Myers Industries, Inc.	13,359	278
Neenah Paper, Inc.	6,266	347
Olympic Steel, Inc.	3,387	45
Quaker Chemical Corp.	4,921	1,247
Rayonier Advanced Materials, Inc.*	23,621	154
Schweitzer-Mauduit International, Inc.	11,680	470
Stepan Co.	7,957	949
SunCoke Energy, Inc.	30,865	134
TimkenSteel Corp.*	14,143	66
Tredegar Corp.	9,619	161
Trinseo SA	14,286	732
US Concrete, Inc.*	5,908	236
Warrior Met Coal, Inc.	19,087	407

Total		18,896

Real Estate (7.5%)
Acadia Realty Trust	32,170	457
Agree Realty Corp.	20,648	1,375
Alexander & Baldwin, Inc.	26,981	464
American Assets Trust, Inc.	18,658	539
Armada Hoffler Properties, Inc.	21,604	242
Brandywine Realty Trust	63,607	758
CareTrust REIT, Inc.	35,700	792
Centerspace REIT	4,839	342
Chatham Lodging Trust	17,516	189
Community Healthcare Trust, Inc.	8,213	387

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
CoreCivic, Inc.	44,612	292
DiamondRock Hospitality Co.*	74,401	614
Diversified Healthcare Trust	88,851	366
Easterly Government Properties, Inc.	30,291	686
Essential Properties Realty Trust, Inc.	39,033	828
Four Corners Property Trust, Inc.	27,388	815
Franklin Street Properties Corp.	36,021	157
The GEO Group, Inc.	45,239	401
Getty Realty Corp.	13,409	369
Global Net Lease, Inc.	33,369	572
Hersha Hospitality Trust	13,615	107
Independence Realty Trust, Inc.	35,366	475
Industrial Logistics Properties Trust	24,351	567
Innovative Industrial Properties, Inc.	8,269	1,514
iStar, Inc.	27,586	410
Kite Realty Group Trust	31,400	470
Lexington Realty Trust	103,277	1,097
LTC Properties, Inc.	14,634	569
Mack-Cali Realty Corp.	32,136	400
Marcus & Millichap, Inc.*	8,957	334
National Storage Affiliates Trust	23,224	837
NexPoint Residential Trust, Inc.	8,258	349
Office Properties Income Trust	18,018	409
RE/MAX Holdings, Inc. - Class A	6,920	251
Realogy Holdings Corp.*	43,054	565
Retail Opportunity Investments Corp.	123,900	1,273
RPT Realty	30,191	261
Safehold, Inc.	5,345	388
Saul Centers, Inc.	4,799	152
SITE Centers Corp.	56,201	569
The St. Joe Co.	11,638	494
Summit Hotel Properties, Inc.	39,415	355
Tanger Factory Outlet Centers, Inc.	34,849	347
Uniti Group, Inc.	86,793	1,018
Universal Health Realty Income Trust	4,776	307
Urstadt Biddle Properties, Inc. - Class A	11,185	158
Washington Real Estate Investment Trust	30,717	664

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (94.5%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
Whitestone REIT	14,846	118
Xenia Hotels & Resorts, Inc.	42,411	645

Total		25,748

Utilities (1.5%)
American States Water Co.	13,756	1,094
Avista Corp.	25,632	1,029
California Water Service Group	18,586	1,004
Chesapeake Utilities Corp.	6,511	705
Northwest Natural Holding Co.	11,399	524
South Jersey Industries, Inc.	37,510	808

Total		5,164

Total Common Stocks
(Cost: $254,874)		325,269

Investment Companies (1.5%)

Investment Companies (1.5%)
iShares Core S&P Small-Cap ETF	54,524	5,011

Total		5,011

Total Investment Companies
(Cost: $4,322)		5,011

Short-Term Investments (4.0%)

Commercial Paper (0.6%)
Apple, Inc. 0.000%, 1/7/21 144A	500,000	500
0.000%, 1/13/21 144A	500,000	500
Chevron Corp. 0.000%, 1/7/21 144A	1,000,000	1,000

Total		2,000

Money Market Funds (2.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	7,693,446	7,693

Total		7,693

Short-Term Investments (4.0%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies (1.2%)
Federal Home Loan Bank
0.000%, 1/8/21	1,500,000	1,500
0.000%, 1/13/21	500,000	500
0.000%, 1/14/21	1,000,000	1,000
0.000%, 1/20/21 b	1,000,000	1,000

Total		4,000

Total Short-Term Investments
(Cost: $13,693)		13,693

Total Investments (100.0%)
(Cost: $272,889)@		343,973

Other Assets, Less
Liabilities (0.0%)		129

Net Assets (100.0%)		344,102

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Over the Counter Derivatives

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
S&P SmallCap 600 Index	Morgan Stanley Capital Services	1-month USD LIBOR + 20.0 basis points	S&P SmallCap 600 Index	5/21	12,687	$894	$894

						$894	$894

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	$894	$894	-	-	-	-

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $2,000 representing 0.6% of the net assets.

#	7-Day yield as of 12/31/2020.

b

Cash or securities with an aggregate value of $1,000 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $273,820 and the net unrealized appreciation of investments based on that cost was $71,047 which is comprised of $97,559 aggregate gross unrealized appreciation and $26,512 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$325,269	$-	$-
Investment Companies	5,011	-	-
Short-Term Investments
Money Market Funds	7,693	-	-
All Others	-	6,000	-
Other Financial Instruments^
Total Return Swaps	-	894	-
Total Assets:	$337,973	$6,894	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$615 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

MARKET OVERVIEW

U.S. stocks rose during 2020, despite the coronavirus pandemic and related economic dislocations. Equities declined sharply during the first quarter as the coronavirus spread quickly in the U.S., prompting government officials to close schools, nonessential businesses and public facilities. Stocks rebounded during the second quarter, driven by massive stimulus efforts from the U.S. Federal Reserve Bank (the “Fed”) and the federal government and slowing global coronavirus infection rates. The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty, with the completion of the November presidential election. Stocks also received a major boost following positive announcements regarding the development and eventual distribution of approved coronavirus vaccines. Large cap shares outperformed their smaller peers. As measured by various Russell indices, growth stocks soundly outperformed value across all market capitalizations.

PORTFOLIO RESULTS

The Portfolio returned 9.29% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 4.63%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Small Cap Value Funds peer group was 3.46%.

The Portfolio’s outperformance relative to the Index was due to favorable stock selection and sector allocation. The Financials sector was the leading contributor to relative results, driven by strong stock choices, such as PennyMac Financial Services. The mortgage provider continues to post strong quarterly results despite significant market disruptions. With an experienced management team and state-of-the-art mortgage platform, the company is well positioned to gain market share with improved margins as the industry faces capacity constraints.

Stock selection and an overweight allocation to the Health Care sector also had a positive impact on relative results. Shares of Quidel rose early in the year as the company was one of the first to develop and get approval for diagnostic testing kits for patients suspected of having COVID-19, the disease caused by the coronavirus. The Real Estate sector also boosted relative performance due to stock choices such as St. Joe and a favorable underweight allocation.

Conversely, the Consumer Discretionary sector weighed on relative performance, due to poor stock choices. Shares of for-profit educator Strategic Education plunged in July on quarterly results highlighting a deceleration in enrollment growth. Negative investor reaction to the announcement of the company’s acquisition of Laureate Education’s Australian portfolio also weighed on the stock. Stock selection in the Industrials sector and business services industry, led by the Portfolio’s exposure in Triumph Group, also hurt relative performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

We are optimistic about a continued economic recovery as countries further develop their tool chest to fight COVID-19 and multiple vaccines are rolled out in 2021. Additionally, despite some noise in Washington over the coming weeks, we should see less political volatility now that the 2020 election is behind us. That said, we are mindful of the many challenges that remain before we are back to a more normal environment and of the fact that market valuations are above long-term averages. Our focus, as always, remains on long-term performance, and we believe that our contrarian approach will ultimately best serve the interests of our shareholders.

Small Cap Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	9.29%	12.16%	9.78%
Russell 2000® Value Index	4.63%	9.65%	8.66%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	3.46%	8.72%	8.17%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a portion of its assets in other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Littelfuse, Inc.	1.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.5%
Cable One, Inc.	1.5%
Home BancShares, Inc.	1.4%
PennyMac Financial Services, Inc.	1.3%
Western Alliance Bancorporation	1.3%
WSFS Financial Corp.	1.3%
Ceridian HCM Holding, Inc.	1.3%
Chesapeake Utilities Corp.	1.2%
The St. Joe Co.	1.2%

Sector Allocation 12/31/20

Sector	% of Net Assets
Financials	28.4%
Industrials	16.6%
Consumer Discretionary	10.3%
Information Technology	8.5%
Real Estate	8.1%
Health Care	7.5%
Materials	6.1%
Energy	4.3%
Utilities	3.9%
Consumer Staples	3.0%
Communication Services	2.3%
Short-Term Investments & Other Net Assets	1.0%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.0%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.3%)
Advantage Solutions, Inc.*	111,067	1,463
Boston Omaha Corp.*	92,643	2,561
Cable One, Inc.	4,022	8,960
Scholastic Corp.	53,596	1,340

Total		14,324

Consumer Discretionary (10.3%)
Aaron’s Holdings Company, Inc.*	31,642	600
BJ’s Restaurants, Inc.*	72,409	2,787
Cavco Industries, Inc.*	24,840	4,358
Dorman Products, Inc.*	37,362	3,244
Hanesbrands, Inc.	222,747	3,248
Hibbett Sports, Inc.*	41,000	1,893
LCI Industries	31,742	4,116
Lumber Liquidators Holdings, Inc.*	149,315	4,590
Marriott Vacations Worldwide Corp.	27,659	3,795
Meritage Homes Corp.*	28,016	2,320
Monro, Inc.	51,877	2,765
Papa John’s International, Inc.	36,231	3,074
Planet Fitness, Inc.*	32,519	2,525
Pool Corp.	10,586	3,943
Red Robin Gourmet Burgers, Inc.*	84,497	1,625
Sportsman’s Warehouse Holdings, Inc.*	212,248	3,725
Steven Madden, Ltd.	134,324	4,744
Strategic Education, Inc.	48,594	4,633
Texas Roadhouse, Inc.	14,424	1,127
Visteon Corp.*	31,736	3,984

Total		63,096

Consumer Staples (3.0%)
Coca-Cola Bottling Co. Consolidated	11,485	3,058
Grocery Outlet Holding Corp.*	61,843	2,427
Nomad Foods, Ltd.*	252,833	6,427
Post Holdings, Inc.*	36,357	3,673
The Simply Good Foods Co.*	94,089	2,951

Total		18,536

Energy (4.3%)
Cactus, Inc.	139,827	3,645
ChampionX Corp.*	307,208	4,700
International Seaways, Inc.	109,270	1,785

Common Stocks (99.0%)	Shares/ Par+	Value $ (000’s)

Energy continued
Kimbell Royalty Partners LP	127,853	1,011
Liberty Oilfield Services, Inc.	338,641	3,492
Magnolia Oil & Gas Corp.*	307,396	2,170
Matador Resources Co.*	209,796	2,530
REX American
Resources Corp.*	39,290	2,887
WPX Energy, Inc.*	510,819	4,163

Total		26,383

Financials (28.4%)
Atlantic Capital Bancshares, Inc.*	50,429	803
BankUnited, Inc.	204,529	7,113
BRP Group, Inc.*	112,409	3,369
Cannae Holdings, Inc.*	28,950	1,282
Capstead Mortgage Corp.	236,443	1,374
Columbia Banking System, Inc.	136,629	4,905
CrossFirst Bankshares, Inc.*	178,788	1,922
East West Bancorp, Inc.	67,895	3,443
Eastern Bankshares, Inc.*	101,850	1,661
FB Financial Corp.	130,797	4,542
Glacier Bancorp, Inc.	100,748	4,635
Green Dot Corp. - Class A*	73,429	4,097
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	142,702	9,052
HarborOne Bancorp, Inc.	288,471	3,133
Hercules Capital, Inc.	214,055	3,087
Heritage Financial Corp. of Washington	69,714	1,631
Home BancShares, Inc.	439,420	8,560
Houlihan Lokey, Inc.	66,325	4,459
Howard Bancorp, Inc.*	221,836	2,620
Independent Bank Corp.	36,437	2,661
James River Group Holdings, Ltd.	33,892	1,666
Live Oak Bancshares, Inc.	117,723	5,587
Main Street Capital Corp.	54,102	1,745
Meridian Bancorp, Inc.	171,513	2,557
National Bank Holding Corp. - Class A	121,199	3,970

Common Stocks (99.0%)	Shares/ Par+	Value $ (000’s)

Financials continued
Origin Bancorp, Inc.	101,024	2,805
Palomar Holdings, Inc.*	31,954	2,839
PCSB Financial Corp.	79,190	1,262
PennyMac Financial Services, Inc.	121,375	7,965
PennyMac Mortgage Investment Trust	182,300	3,207
Pinnacle Financial Partners, Inc.	110,960	7,146
Popular, Inc.	71,415	4,022
PRA Group, Inc.*	34,563	1,371
ProAssurance Corp.	109,492	1,948
PROG Holdings, Inc.	118,683	6,393
Prosperity Bancshares, Inc.	13,421	931
Radian Group, Inc.	225,784	4,572
Safety Insurance Group, Inc.	11,870	925
South State Corp.	66,537	4,811
State Auto Financial Corp.	101,905	1,808
StepStone Group, Inc.*	32,177	1,281
TowneBank	192,385	4,517
Virtus Investment Partners, Inc.	23,186	5,031
Walker & Dunlop, Inc.	23,969	2,206
Webster Financial Corp.	99,790	4,206
Western Alliance Bancorporation	130,558	7,827
WSFS Financial Corp.	172,372	7,736

Total		174,683

Health Care (7.5%)
Acceleron Pharma, Inc.*	13,305	1,702
Arvinas, Inc.*	7,314	621
Atrion Corp.	5,756	3,697
Avanos Medical, Inc.*	52,202	2,395
Blueprint Medicines Corp.*	11,869	1,331
Certara, Inc.*	9,281	313
Ensign Group, Inc.	57,687	4,206
Envista Holdings Corp.*	104,440	3,523
Insmed, Inc.*	24,567	818
Kodiak Sciences, Inc.*	11,874	1,744
Mesa Laboratories, Inc.	7,131	2,044
Molina Healthcare, Inc.*	5,680	1,208
Option Care Health, Inc.*	133,797	2,093
Outset Medical, Inc.*	4,394	250
The Pennant Group, Inc.*	63,802	3,704

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Common Stocks (99.0%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Phreesia, Inc.*	47,279	2,565
Quidel Corp.*	16,887	3,034
Replimune Group, Inc.*	31,109	1,187
Seer, Inc.*	6,448	362
Select Medical Holdings Corp.*	202,045	5,589
Ultragenyx Pharmaceutical, Inc.*	17,091	2,366
Xencor, Inc.*	34,696	1,514

Total		46,266

Industrials (16.6%)
Aegion Corp.*	273,663	5,197
Air Lease Corp.	37,200	1,652
Alamo Group, Inc.	12,970	1,789
Ameresco, Inc.*	27,051	1,413
Array Technologies, Inc.*	36,192	1,561
Beacon Roofing Supply, Inc.*	117,584	4,726
Blue Bird Corp.*	116,549	2,128
Brady Corp. - Class A	62,542	3,303
Chart Industries, Inc.*	16,561	1,951
CIRCOR International, Inc.*	79,425	3,053
Clarivate Analytics PLC*	131,649	3,911
Cubic Corp.	68,942	4,277
Enerpac Tool Group Corp.	135,258	3,058
ESCO Technologies, Inc.	53,823	5,556
FTI Consulting, Inc.*	8,280	925
Helios Technologies, Inc.	79,429	4,233
Hydrofarm Holdings Group, Inc.*	4,028	212
JELD-WEN Holding, Inc.*	60,350	1,531
Korn Ferry	59,622	2,594
Landstar System, Inc.	28,717	3,867
Matson, Inc.	49,226	2,804
McGrath RentCorp	54,853	3,681
MSA Safety, Inc.	22,413	3,348
Parsons Corp.*	62,381	2,271
Resideo Technologies, Inc.*	85,741	1,823
Rush Enterprises, Inc.	45,959	1,904
Ryder System, Inc.	58,774	3,630
SPX Corp.*	59,346	3,237
Stericycle, Inc.*	65,142	4,516
Thermon Group Holdings, Inc.*	130,872	2,046
The Timken Co.	29,535	2,285
Triumph Group, Inc.	293,822	3,690
UFP Industries, Inc.	121,172	6,731
UniFirst Corp.	5,796	1,227

Common Stocks (99.0%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Univar Solutions, Inc.*	112,341	2,136

Total		102,266

Information Technology (8.5%)
Belden, Inc.	165,610	6,939
Ceridian HCM Holding, Inc.*	71,973	7,669
Entegris, Inc.	52,682	5,063
Harmonic, Inc.*	688,135	5,085
i3 Verticals, Inc.*	87,037	2,890
Knowles Corp.*	148,416	2,735
Littelfuse, Inc.	37,538	9,559
MaxLinear, Inc. - Class A*	110,850	4,233
nCino, Inc.*	24,064	1,743
Onto Innovation, Inc.*	34,652	1,648
Semtech Corp.*	36,480	2,630
Workiva, Inc.*	24,843	2,276

Total		52,470

Materials (6.1%)
Alcoa Corp.*	173,109	3,990
American Vanguard Corp.	100,277	1,556
Carpenter Technology Corp.	111,457	3,246
Clearwater Paper Corp.*	113,168	4,272
Constellium SE*	365,999	5,120
Element Solutions, Inc.	97,434	1,728
Minerals Technologies, Inc.	60,421	3,753
Myers Industries, Inc.	148,865	3,093
Orion Engineered Carbons SA	174,310	2,988
Quaker Chemical Corp.	17,171	4,351
Reliance Steel & Aluminum Co.	25,449	3,048

Total		37,145

Real Estate (8.1%)
American Campus Communities, Inc.	57,855	2,474
Apartment Investment & Management Co. - Class A	246,100	1,299
EastGroup Properties, Inc.	35,328	4,877
Essential Properties Realty Trust, Inc.	58,684	1,244
Healthcare Realty Trust, Inc.	113,721	3,366
JBG SMITH Properties	130,662	4,086
Opendoor Technologies, Inc.*	41,129	935
Potlatch Corp.	106,073	5,306
PS Business Parks, Inc.	24,885	3,307
Safehold, Inc.	21,800	1,580
Saul Centers, Inc.	92,714	2,937
The St. Joe Co.	172,144	7,308

Common Stocks (99.0%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
Sunstone Hotel
Investors, Inc.	408,230	4,625
Terreno Realty Corp.	111,788	6,541

Total		49,885

Utilities (3.9%)
California Water Service Group	72,764	3,931
Chesapeake Utilities Corp.	68,756	7,440
IDACORP, Inc.	20,978	2,015
MGE Energy, Inc.	47,664	3,338
ONE Gas, Inc.	61,553	4,725
PNM Resources, Inc.	31,009	1,505
RGC Resources, Inc.	42,263	1,005

Total		23,959

Total Common Stocks
(Cost: $427,695)		609,013

Warrants (0.0%)

Communication Services (0.0%)
Advantage Solutions, Inc.*	19,088	54

Total		54

Total Warrants (Cost: $25)		54

Short-Term Investments (0.9%)

Money Market Funds (0.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	5,360,394	5,360

Total		5,360

Total Short-Term Investments
(Cost: $5,360)		5,360

Total Investments (99.9%)
(Cost: $433,080)@		614,427

Other Assets, Less
Liabilities (0.1%)		652

Net Assets (100.0%)		615,079

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $435,462 and the net unrealized appreciation of investments based on that cost was $178,966 which is comprised of $200,149 aggregate gross unrealized appreciation and $21,183 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$609,013	$-	$-
Short-Term Investments	5,360	-	-
Warrants	54	-	-
Total Assets:	$614,427	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$924 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly-owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

MARKET OVERVIEW

Global equity prices pushed higher in early 2020. However, the outbreak and rapid spread of the novel coronavirus (COVID-19) hampered global economic growth and the outlook for corporate earnings, causing extreme volatility and dislocation in financial markets in late February and especially March. After bottoming in late March, equity markets headed higher, as investors largely looked past near-term concerns about global economies and the ongoing pandemic in order to focus on government stimulus measures and progress toward reopening the world’s economies. Share prices were aided in the final quarter of the year by optimism about the imminent rollout of multiple COVID-19 vaccines, further government stimulus programs and a change of political administration in the U.S.

PORTFOLIO RESULTS

The Portfolio returned 17.91% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned 18.68%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the International Multi-Cap Growth Funds peer group was 18.19%.

From a geographic standpoint, stock selection and an underweighting in Europe ex-U.K. detracted from performance, whereas positioning in Asia ex-Japan and the U.S. contributed to performance.

On a sector basis, stock selection in the Communication Services and Materials sectors were the primary drivers on the downside. A sizeable overweighting in Financials and underweighting in Consumer Discretionary also hurt. Conversely, a heavy overweighting in Information Technology and similarly-sized underweighting in Consumer Staples stocks were the two biggest contributors to performance during the period.

A small overweighting in Germany-based MTU Aero Engines and U.K.-based insurance company Prudential were the two biggest performance detractors. MTU Aero Engines struggled in the face of the sharp drop in air travel and reduced aircraft utilization. Prudential saw weaker-than-expected growth and margins in its Asian life insurance business and faced uncertainty around splitting its fast-growing Asian business from the much slower-growing U.S. business.

Finally, a large overweighting in Switzerland-based biopharmaceutical company Roche Holding hurt relative performance as competition from biosimilars eroded the pricing of some of its legacy drugs, which was not fully offset by increasing COVID-related diagnostics demand.

On the positive side, substantial overweightings in Japan-based factory automation equipment manufacturer Keyence and Netherlands-based semiconductor equipment company ASML Holding were the two biggest performance contributors during the period. Keyence benefited from long-running automation trends. ASML’s next generation lithography technology continued to be a crucial component for leading-edge chip design, especially at Taiwan Semiconductor Manufacturing, another Portfolio holding that was also among the top-ten contributors to relative performance during the period.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

International Growth Portfolio (unaudited)

The Portfolio targets companies with multi-year structural growth prospects, high barriers to entry and attractive valuations, based on our earnings forecasts. We typically find these franchise businesses at cheap-to-reasonable prices in one of three ways. First, we target structurally attractive growth themes. Second, we try to capitalize on cyclically out-of-favor companies with pricing power when the market becomes excessively focused on near-term cyclical concerns and loses sight of the cross-cycle earnings power. Third, we attempt to capitalize on market dislocations driven by macro-shocks.

Over the past year, we have been focused on finding companies that may emerge from the pandemic in notably stronger competitive positions and potentially generate better cycle-to-cycle earnings-per-share, even if short-term prospects are challenging.

We remain optimistic about the long-term attractiveness of the online payments, leading-edge lithography (EUV) equipment and blood plasma themes and are enthusiastic about the increasingly consolidated industrial gas market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
International Growth Portfolio	17.91%	12.11%	7.39%
MSCI EAFE® Growth Index (Gross)	18.68%	10.93%	7.91%
MSCI® All Country World (ex-US) Growth Index (Gross)	22.56%	12.37%	7.31%
Lipper® Variable Insurance Products (VIP) International Large Cap Growth Funds	18.19%	10.69%	6.95%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

   Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Nestle SA	5.4%
ASML Holding NV	5.1%
Roche Holding AG	4.5%
Keyence Corp.	4.3%
AIA Group, Ltd.	3.4%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Linde PLC	2.7%
CSL, Ltd.	2.6%
SAP SE	2.6%
Hoya Corp.	2.3%

International Growth Portfolio (unaudited)

Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	25.5%
Industrials	19.9%
Financials	14.2%
Health Care	12.7%
Consumer Discretionary	6.3%
Consumer Staples	6.2%
Materials	6.1%
Communication Services	4.5%
Short-Term Investments & Other Net Assets	2.9%
Real Estate	1.0%
Telecommunication Services	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (97.1%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (4.5%)
Adevinta ASA - Class B*	Norway	232,057	3,896
Alphabet, Inc. - Class A*	United States	4,400	7,712
Rightmove PLC*	United Kingdom	502,500	4,475
Safaricom, Ltd.	Kenya	16,324,600	5,105
Schibsted ASA - Class B*	Norway	152,799	5,711
Tencent Holdings, Ltd.	Cayman Islands	199,000	14,540

Total			41,439

Consumer Discretionary (6.3%)
Alibaba Group Holding, Ltd.*	Cayman Islands	38,000	1,110
Alibaba Group Holding, Ltd., ADR*	Cayman Islands	52,279	12,167
Autoliv, Inc.	United States	46,500	4,283
InterContinental Hotels Group PLC, ADR*	United Kingdom	80,884	5,267
LVMH Moet Hennessy Louis Vuitton SE	France	44,800	27,992
USS Co., Ltd.	Japan	349,000	7,060

Total			57,879

Consumer Staples (6.2%)
Clicks Group, Ltd.	South Africa	277,852	4,781
Nestle SA	Switzerland	426,569	50,219
PriceSmart, Inc.	United States	29,000	2,642

Total			57,642

Financials (14.2%)
AIA Group, Ltd.	Hong Kong	2,532,688	31,197
B3 SA - Brasil, Bolsa, Balcao	Brazil	295,500	3,544
Deutsche Borse Aktiengesellschaft	Germany	58,500	9,931
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	275,500	15,153
Housing Development Finance Corp., Ltd.	India	202,663	7,122
London Stock Exchange Group PLC	United Kingdom	90,800	11,192
Marsh & McLennan Cos., Inc.	United States	111,823	13,083
Moody’s Corp.	United States	44,200	12,829
MSCI, Inc.	United States	34,600	15,450
S&P Global, Inc.	United States	36,400	11,966

Total			131,467

Health Care (12.7%)
CSL, Ltd.	Australia	110,795	24,210
Dechra Pharmaceuticals PLC	United Kingdom	59,200	2,794
Hoya Corp.	Japan	155,200	21,453
ResMed, Inc.	United States	65,500	13,923
Roche Holding AG	Switzerland	118,152	41,224
Sanofi	France	77,700	7,507

Common Stocks (97.1%)	Country	Shares/ Par+	Value $ (000’s)

Health Care continued
UCB SA	Belgium	59,500	6,150

Total			117,261

Industrials (19.9%)
Assa Abloy AB - Class B	Sweden	760,300	18,701
Atlas Copco AB - Class A	Sweden	309,200	15,813
Auckland International Airport, Ltd.*	New Zealand	482,455	2,637
CAE, Inc.	Canada	105,000	2,909
Canadian National Railway Co.	Canada	32,900	3,617
Canadian Pacific Railway, Ltd.	Canada	20,300	7,041
Edenred	France	148,800	8,443
Epiroc AB	Sweden	485,900	8,832
Experian PLC	Jersey	420,200	16,012
FANUC Corp.	Japan	66,200	16,300
Interpump Group SpA	Italy	135,400	6,689
KONE Oyj	Finland	113,700	9,227
Legrand SA	France	111,700	9,969
MISUMI Group, Inc.	Japan	511,300	16,793
Nabtesco Corp.	Japan	93,500	4,104
OSG Corp.	Japan	160,600	3,077
Recruit Holdings Co., Ltd.	Japan	397,600	16,677
Schindler Holding AG	Switzerland	33,693	9,098
Schindler Holding AG - Registered Shares	Switzerland	6,085	1,638
SHO-BOND Holdings Co., Ltd.	Japan	134,761	6,564

Total			184,141

Information Technology (25.5%)
Amadeus IT Group SA	Spain	225,000	16,289
ASML Holding NV	Netherlands	96,500	46,635
Azbil Corp.	Japan	207,800	11,366
Black Knight, Inc.*	United States	74,500	6,582
Keyence Corp.	Japan	69,800	39,282
Lam Research Corp.	United States	24,500	11,571
Lasertec Corp.	Japan	51,900	6,105
Mastercard, Inc. - Class A	United States	48,400	17,276
NICE, Ltd., ADR*	United States	46,600	13,213
SAP SE	Germany	183,419	24,103
Spectris PLC	United Kingdom	160,500	6,191
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	773,000	14,518
Temenos AG	Switzerland	40,100	5,595
Visa, Inc. - Class A	United States	76,725	16,782

Total			235,508

Materials (6.1%)
CRH PLC, ADR	Ireland	230,900	9,831
Franco-Nevada Corp.	Canada	41,600	5,216
Linde PLC	Ireland	96,355	25,024
The Sherwin-Williams Co.	United States	17,900	13,155

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Common Stocks (97.1%)	Country	Shares/ Par+	Value $ (000’s)

Materials continued
Tikkurila Oyj	Finland	86,400	2,628

Total			55,854

Real Estate (1.0%)
Vonovia SE	Germany	129,600	9,451

Total			9,451

Telecommunication Services (0.7%)
Cellnex Telecom SA	Spain	105,100	6,310

Total			6,310

Total Common Stocks
(Cost: $563,161)			896,952

Short-Term Investments (2.9%)

Money Market Funds (2.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	27,080,565	27,081

Total			27,081

Total Short-Term Investments
(Cost: $27,081)			27,081

Total Investments (100.0%)
(Cost: $590,242)@			924,033

Other Assets, Less
Liabilities (0.0%)			209

Net Assets (100.0%)			924,242

Investments Percentage by Country is based on Net Assets:
United States	20.3%
Japan	16.0%
Switzerland	11.7%
France	5.8%
Netherlands	5.0%
Hong Kong	5.0%
Other	36.2%
Total	100.0%

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000’s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Royal Bank of Canada	CAD	989	776	1/21	$2	$-	$2

						$2	$-	$2

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$ 2	-	$ 2	-	-	-	-

+	All par is stated in U.S. Dollar unless otherwise noted.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $590,965 and the net unrealized appreciation of investments based on that cost was $333,069 which is comprised of $335,332 aggregate gross unrealized appreciation and $2,263 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$7,712	$33,727	$-
Consumer Discretionary	21,717	36,162	-
Consumer Staples	2,642	55,000	-
Financials	53,328	78,139	-
Health Care	13,923	103,338	-
Industrials	13,567	170,574	-
Information Technology	65,424	170,084	-
Materials	28,202	27,652	-
All Others	-	15,761	-
Short-Term Investments	27,081	-	-
Other Financial Instruments^
Forward Currency Contracts	-	2	-
Total Assets:	$233,596	$690,439	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$891 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. An active, “bottom up” investment approach is used to buy and sell investments for the Portfolio. The Portfolio is generally managed to be sector neutral to the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MARKET OVERVIEW

Markets experienced an extraordinarily sharp sell-off early in 2020 and, in many cases, an unusually rapid recovery. Central banks and fiscal authorities enacted aggressive stimulus measures to offset the economic effects of government-imposed social-distancing restrictions implemented to slow the spread of COVID-19. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the sustainability of the recovery remains uncertain due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound.

PORTFOLIO RESULTS

The Portfolio returned 13.46% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-U.S.) Index (the “Index”) and the MSCI EAFE® Index, returned 11.13% and 8.28%, respectively. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2020 of the International Multi-Cap Core Funds peer group was 6.85%.

Stock selection in the Industrials sector was a primary contributor to performance relative to the MSCI® All Country World ex-U.S. Index. Within this sector, the Portfolio’s overweight holdings of electrical distribution equipment manufacturer Schneider Electric (France), electronic power tools manufacturer Techtronic Industries (Hong Kong) and air conditioning system manufacturer Daikin Industries (Japan) aided relative performance.

Security selection and, to a lesser extent, an underweight position in the Financials sector also benefited relative returns, led by the Portfolio’s overweight holdings of stock and futures market operator Hong Kong Exchanges & Clearing (Hong Kong) and avoiding shares of underperforming banking and financial services company HSBC (United Kingdom).

Elsewhere, the Portfolio’s avoidance of poor-performing global energy and petrochemicals company Royal Dutch Shell (United Kingdom) supported relative performance. Overweight holdings of technology investment firm Softbank (Japan), internet search engine and online computer games provider NAVER (South Korea) and industrial adhesive tapes maker Nitto Denko (Japan) bolstered relative returns. Furthermore, the Portfolio’s holdings of software engineering solutions and technology services provider EPAM Systems also positively impacted relative results.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance.

On the downside, security selection within the Health Care sector detracted from relative performance, led by the Portfolio’s overweight positions in pharmaceutical products manufacturer Santen Pharmaceutical (Japan) and life sciences

Research International Core Portfolio (unaudited)

company Bayer (Germany). A combination of security selection and an underweight position in the Information Technology sector held back relative performance. Not owning shares of both cloud-based e-commerce platform operator Shopify (Canada) and lithography systems manufacturer for the semiconductor industry ASML (Netherlands) weighed on relative performance as both stocks outperformed during the reporting period.

Individual stocks that weakened relative returns included an underweight position in internet-based multiple services company Tencent Holdings (China) and overweight holdings of integrated oil company BP (United Kingdom), financial services provider AIB Group (Ireland), oil and gas company Galp Energia (Portugal) and food processing company Danone (France). Holding shares of insurance company Hiscox (United Kingdom) also dampened relative results.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the broader foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Research International Core Portfolio	13.46%	9.76%	6.21%
MSCI® All Country World (ex-US) Index (Gross)	11.13%	9.44%	5.40%
MSCI EAFE® Index (Gross)	8.28%	7.97%	6.00%
Lipper® Variable Insurance Products (VIP) International Mulit-Cap Core Funds Average	6.85%	6.67%	4.90%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Research International Core Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Roche Holding AG	3.1%
Nestle SA	2.9%
Schneider Electric SE	2.5%
Linde PLC	2.4%
Novo Nordisk AS - Class B	2.3%
LVMH Moet Hennessy Louis Vuitton SE	2.0%
AIA Group, Ltd.	2.0%
Daikin Industries, Ltd.	1.8%
Diageo PLC	1.6%
BNP Paribas SA	1.6%

    Sector Allocation 12/31/20

Sector	% of Net Assets
Financials	16.8%
Industrials	15.1%
Health Care	12.5%
Consumer Discretionary	10.3%
Consumer Staples	9.8%
Information Technology	9.4%
Materials	8.7%
Communication Services	6.8%
Utilities	3.9%
Real Estate	3.1%
Energy	3.1%
Short-Term Investments & Other Net Assets	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (6.8%)
Advanced Info Service PCL - Foreign Shares	Thailand	634,400	3,727
carsales.com, Ltd.	Australia	101,260	1,563
Hellenic Telecommunications Organization SA	Greece	251,382	4,054
KDDI Corp.	Japan	304,700	9,049
NAVER Corp.*	South Korea	23,133	6,246
NetEase, Inc., ADR	Cayman Islands	104,302	9,989
SEEK, Ltd.	Australia	94,969	2,091
SoftBank Group Corp.	Japan	146,900	11,505
Tele2 AB	Sweden	297,170	3,928
Tencent Holdings, Ltd.	Cayman Islands	120,800	8,826

Total			60,978

Consumer Discretionary (10.3%)
adidas AG*	Germany	30,906	11,251
Burberry Group PLC*	United Kingdom	114,471	2,804
Cie Financiere Richemont SA	Switzerland	62,651	5,661
Continental AG	Germany	37,929	5,620
Flutter Entertainment PLC*	Ireland	36,724	7,603
Koito Manufacturing Co., Ltd.	Japan	127,400	8,665
LVMH Moet Hennessy Louis Vuitton SE	France	28,771	17,977
Prosus NV*	Netherlands	44,298	4,765
Techtronic Industries Co., Ltd.	Hong Kong	741,500	10,617
Toyota Industries Corp.	Japan	25,600	2,035
USS Co., Ltd.	Japan	292,300	5,913
Yamaha Corp.	Japan	48,400	2,853
Yum China Holdings, Inc.	United States	97,157	5,547

Total			91,311

Consumer Staples (9.8%)
British American Tobacco PLC	United Kingdom	288,229	10,721
Danone SA	France	158,814	10,438
Diageo PLC	United Kingdom	363,427	14,363
Japan Tobacco, Inc.	Japan	279,700	5,700
Kao Corp.	Japan	116,100	8,976
Nestle SA	Switzerland	217,205	25,571
Reckitt Benckiser Group PLC	United Kingdom	101,373	9,067
Sugi Holdings Co.	Japan	40,000	2,677

Total			87,513

Energy (3.1%)
Cairn Energy PLC*	United Kingdom	1,609,893	4,632
Eni SpA	Italy	402,221	4,163
Galp Energia SGPS SA	Portugal	586,571	6,275
Idemitsu Kosan Co., Ltd.	Japan	201,300	4,432
Oil Search, Ltd.	Papua New Guinea	1,357,175	3,884

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Energy continued
TC Energy Corp.	Canada	102,219	4,156

Total			27,542

Financials (16.8%)
AIA Group, Ltd.	Hong Kong	1,427,200	17,580
AIB Group PLC*	Ireland	2,559,891	5,266
Aon PLC	Ireland	60,742	12,833
Bank of Ireland Group PLC*	Ireland	1,194,473	4,852
BNP Paribas SA*	France	268,307	14,152
Credit Suisse Group AG	Switzerland	472,138	6,074
Euronext NV	Netherlands	77,096	8,495
HDFC Bank, Ltd.*	India	493,011	9,726
Hiscox, Ltd.*	Bermuda	411,517	5,674
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	144,100	7,925
ING Groep NV*	Netherlands	642,831	6,090
Julius Baer Group, Ltd.	Switzerland	125,303	7,258
KBC Group NV*	Belgium	108,277	7,589
Macquarie Group, Ltd.	Australia	60,022	6,413
Mitsubishi UFJ Financial Group, Inc.	Japan	1,707,800	7,563
UBS Group AG	Switzerland	491,233	6,870
United Kingdom of Great Britain*	United Kingdom	2,339,904	5,412
Zurich Insurance Group AG	Switzerland	22,662	9,605

Total			149,377

Health Care (12.5%)
Bayer AG	Germany	142,595	8,381
EssilorLuxottica SA	France	73,079	11,397
Koninklijke Philips NV*	Netherlands	258,338	13,825
Kyowa Hakko Kirin Co., Ltd. Japan		375,600	10,266
Novo Nordisk AS - Class B	Denmark	293,586	20,535
Roche Holding AG	Switzerland	80,239	27,996
Santen Pharmaceutical Co., Ltd.	Japan	646,600	10,504
Terumo Corp.	Japan	212,000	8,867

Total			111,771

Industrials (15.1%)
51job, Inc.*	Cayman Islands	43,460	3,042
Brambles, Ltd.	Australia	859,663	7,043
Daikin Industries, Ltd.	Japan	73,300	16,325
GEA Group AG	Germany	197,508	7,067
Hitachi, Ltd.	Japan	261,700	10,326
Kubota Corp.	Japan	552,900	12,079
Legrand SA	France	110,864	9,895
Persol Holdings Co., Ltd.	Japan	141,000	2,549
Ritchie Bros Auctioneers, Inc.	Canada	104,637	7,273
Ryanair Holdings PLC*	Ireland	37,240	4,096
Schindler Holding AG	Switzerland	31,863	8,604
Schneider Electric SE	France	156,741	22,672
SMC Corp.	Japan	13,400	8,184

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Industrials continued
TOTO, Ltd.	Japan	68,500	4,122
Wolters Kluwer NV	Netherlands	135,161	11,408

Total			134,685

Information Technology (9.4%)
Amadeus IT Group SA	Spain	107,617	7,791
Cadence Design Systems, Inc.*	United States	38,314	5,227
Constellation Software, Inc.	Canada	4,190	5,441
EPAM Systems, Inc.*	United States	19,440	6,966
Fujitsu, Ltd.	Japan	37,600	5,443
Kyocera Corp.	Japan	96,100	5,898
Nintendo Co., Ltd.	Japan	11,400	7,275
Nomura Research Institute, Ltd.	Japan	222,400	7,947
NXP Semiconductors NV	Netherlands	54,626	8,686
Samsung Electronics Co., Ltd.	South Korea	123,665	9,243
Scout24 AG	Germany	61,459	5,035
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	452,189	8,493
Topicus.com, Inc.*,Æ	Canada	7,835	30

Total			83,475

Materials (8.7%)
Akzo Nobel NV	Netherlands	111,916	12,022
Croda International PLC	United Kingdom	118,396	10,697
Kansai Paint Co., Ltd.	Japan	157,000	4,838
Linde PLC	Ireland	81,343	21,125
Nitto Denko Corp.	Japan	102,000	9,159
Sika AG	Switzerland	36,191	9,880
Symrise AG	Germany	75,133	9,937

Total			77,658

Real Estate (3.1%)
ESR Cayman, Ltd.*	Cayman Islands	1,169,000	4,201
Grand City Properties SA	Luxembourg	436,825	11,186

Common Stocks (99.5%)	Country	Shares/ Par+	Value $ (000’s)

Real Estate continued
LEG Immobilien AG	Germany	79,900	12,388

Total			27,775

Utilities (3.9%)
APA Group	Australia	446,724	3,326
China Resources Gas Group, Ltd.	Bermuda	848,000	4,510
CLP Holdings, Ltd.	Hong Kong	502,000	4,647
E.ON SE	Germany	417,762	4,627
Iberdrola, SA	Spain	754,681	10,793
Orsted A/S	Denmark	31,570	6,457

Total			34,360

Total Common Stocks
(Cost: $675,176)			886,445

Warrants (0.0%)

Consumer Discretionary (0.0%)
Cie Financiere Richemont SA*	Switzerland	136,342	36

Total			36

Total Warrants
(Cost: $–)			36

Short-Term Investments (0.7%)

Money Market Funds (0.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	6,396,131	6,396

Total			6,396

Total Short-Term Investments
(Cost: $6,396)			6,396

Total Investments (100.2%)
(Cost: $681,572)@			892,877

Other Assets, Less Liabilities (-0.2%)			(1,876)

Net Assets (100.0%)			891,001

Investments Percentage by Country is based on Net Assets:
Japan	21.6%
Switzerland	12.2%
France	9.7%
Netherlands	7.4%
Germany	7.2%
United Kingdom	6.4%
Ireland	6.3%
Other	29.4%
Total	100.2%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

#	7-Day yield as of 12/31/2020.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $684,575 and the net unrealized appreciation of investments based on that cost was $208,301 which is comprised of $243,568 aggregate gross unrealized appreciation and $35,267 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$9,989	$50,989	$-
Consumer Discretionary	5,547	85,764	-
Energy	4,156	23,386	-
Financials	12,833	136,544	-
Industrials	14,411	120,274	-
Information Technology	26,320	57,125	30
All Others	-	339,077	-
Short-Term Investments	6,396	-	-
Warrants	36	-	-
Total Assets:	$79,688	$813,159	$30

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.8 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that are believed to be undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

MARKET OVERVIEW

International equities advanced during 2020. Stocks fell sharply in early 2020 as many investors sold equities on fears of a global economic slowdown due to the coronavirus. Equities began to rebound amid optimism about easing lockdown restrictions, vaccine development and economic stimulus measures. Despite declines in September and October due to geopolitical tensions and rising infection numbers, markets rebounded in November and December as positive sentiment about successful trials of COVID-19 vaccines, the beginning of vaccination programs in some countries and the resolution of political uncertainty supported markets.

PORTFOLIO RESULTS

The Portfolio returned -2.71% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned 11.13%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2020 of the International Multi-Cap Value Funds peer group was 1.80%.

Despite a rally in the fourth quarter, international value stocks dramatically underperformed international growth stocks by 22.8% in 2020. In this environment, the Portfolio underperformed for the year, primarily due to holdings in the Health Care, Communication Services and Consumer Discretionary sectors.

German pharmaceuticals and chemicals firm Bayer detracted from relative results in the Health Care sector. The market has remained skeptical about the finality of Bayer’s complex $12 billion settlement to resolve litigation stemming from its acquisition of Monsanto, manufacturer of the controversial weed killer, Roundup. Adding to the negative sentiment, Bayer management issued a profit warning for 2021. The portfolio manager believes that the market will soon begin to look beyond the litigation issues and focus on the fundamentals of the underlying business and very attractive valuations.

KDDI, the second-largest telecom company in Japan, was the most significant detractor in Communication Services. An unexpected political development in late August resulted in Yoshihide Suga becoming Japan’s new prime minister. One of Mr. Suga’s top priorities is to reduce the price of mobile services. The spike in projected governmental and regulatory risks prompted a market sell-off in incumbent mobile operators, including KDDI. Although KDDI’s valuation has priced in a material cut in mobile pricing, the risk/reward balance no longer appears compelling against a backdrop of high regulatory uncertainty and low long-term earnings visibility. The portfolio manager exited the stock during the year.

Stock selection and an overweight in the Materials sector contributed to relative performance for the year. Germany-based Covestro, a market-leading producer of polyurethane, polycarbonate and a range of specialty chemicals, was the top contributor in the sector. Covestro’s stock came under pressure over the course of 2018 and 2019 due to oversupply and weakening demand trends. The shares rebounded from depressed valuations in 2020 as sentiment on the economic recovery improved. The portfolio manager believes the company, a low-cost producer, should see strong operating leverage and an improvement in earnings when the economic cycle improves.

Regionally, holdings in Asia and Japan were the most significant detractors, while stock selection and an underweight in Canada contributed positively to performance results.

International Equity Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

While we are encouraged by recent coronavirus vaccine developments, much of the good news seems discounted by expensive valuations. Low interest rates may justify high valuations, but if the combination of additional stimulus measures and vaccinations succeed in reflating the global economy, rates should eventually move higher, at least in nominal terms. Governments burdened by debts they will find difficult to pay back cannot afford to let interest costs spike, leading us to expect continued state intervention in markets and economies, with all the distortions that implies for pricing signals. Our continued efforts toward diversifying and upgrading the quality of the Portfolio are intended to help us succeed in the challenging environment ahead. We are applying all our energies and talents to uncovering what we view as the most attractively valued ideas in this environment and getting them into a sensible and balanced portfolio suitable for a future of increasing adversity and complexity.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
International Equity Portfolio	-2.71%	3.12%	3.26%
MSCI® All Country World (ex-US) Index (Gross)	11.13%	9.44%	5.40%
MSCI EAFE® Index (Gross)	8.28%	7.97%	6.00%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	1.80%	5.08%	3.71%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

   Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	4.2%
Deutsche Telekom AG	3.8%
E.ON SE	3.0%
AIA Group, Ltd.	2.9%
Sony Corp.	2.9%
Hitachi, Ltd.	2.7%
Sumitomo Mitsui Financial Group, Inc.	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.6%
Komatsu, Ltd.	2.5%
Sumitomo Metal Mining Co., Ltd.	2.5%

International Equity Portfolio (unaudited)

   Sector Allocation 12/31/20

Sector	% of Net Assets
Industrials	15.8%
Consumer Discretionary	15.0%
Information Technology	12.9%
Materials	12.7%
Health Care	9.5%
Financials	8.4%
Consumer Staples	6.5%
Utilities	6.4%
Energy	5.2%
Communication Services	3.8%
Short-Term Investments & Other Net Assets	2.8%
Real Estate	1.0%

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (97.2%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (3.8%)
Deutsche Telekom AG	Germany	3,662,920	66,938

Total			66,938

Consumer Discretionary (15.0%)
adidas AG *	Germany	78,180	28,460
Alibaba Group Holding, Ltd. *	Cayman Islands	1,095,400	32,005
Burberry Group PLC *	United Kingdom	866,520	21,225
Compass Group PLC	United Kingdom	1,031,410	19,246
Honda Motor Co., Ltd.	Japan	1,282,310	35,813
Informa PLC *	United Kingdom	1,587,990	11,933
Isuzu Motors, Ltd.	Japan	3,522,240	33,534
Sony Corp.	Japan	513,800	51,659
Yum China Holdings, Inc.	United States	593,590	34,008

Total			267,883

Consumer Staples (6.5%)
Anheuser-Busch InBev SA/ NV	Belgium	284,960	19,914
Kirin Holdings Co., Ltd.	Japan	1,723,120	40,684
Matsumotokiyoshi Holdings Co., Ltd.	Japan	893,400	38,132
Suntory Beverage & Food, Ltd.	Japan	461,100	16,320

Total			115,050

Energy (5.2%)
BP PLC	United Kingdom	10,971,150	37,793
Equinor ASA	Norway	1,170,100	19,415
TOTAL SA	France	828,940	35,759

Total			92,967

Financials (8.4%)
AIA Group, Ltd.	Hong Kong	4,211,850	51,880
KB Financial Group, Inc., ADR	South Korea	403,410	15,975
Shinhan Financial Group Co., Ltd. *	South Korea	277,130	8,198
Standard Chartered PLC *	United Kingdom	4,032,812	25,860
Sumitomo Mitsui Financial Group, Inc.	Japan	1,524,870	47,184

Total			149,097

Health Care (9.5%)
Bayer AG	Germany	533,778	31,374
Fresenius Medical Care AG & Co.	Germany	482,620	40,255
Roche Holding AG	Switzerland	93,280	32,546
Sanofi	France	311,685	30,115
Takeda Pharmaceutical Co., Ltd.	Japan	987,647	35,804

Total			170,094

Common Stocks (97.2%)	Country	Shares/ Par +	Value $ (000’s)

Industrials (15.8%)
Adecco Group AG	Switzerland	250,400	16,790
BAE Systems PLC	United Kingdom	6,375,240	42,639
CK Hutchison Holdings, Ltd. Cayman Islands		3,285,990	22,947
Hitachi, Ltd.	Japan	1,220,260	48,151
International Consolidated Airlines Group, S.A. *	Spain	7,319,070	16,018
Komatsu, Ltd.	Japan	1,653,060	45,298
Mitsubishi Electric Corp.	Japan	2,484,900	37,617
Siemens AG	Germany	115,790	16,573
Taisei Corp.	Japan	1,032,700	35,737

Total			281,770

Information Technology (12.9%)
Catcher
Technology Co., Ltd.	Taiwan	3,871,300	28,474
Infineon Technologies AG	Germany	470,050	18,039
Kyocera Corp.	Japan	703,600	43,185
NXP Semiconductors NV	Netherlands	118,950	18,914
Samsung Electronics Co., Ltd. *	South Korea	993,550	74,255
Taiwan Semiconductor
Manufacturing Co., Ltd.	Taiwan	2,469,265	46,377

Total			229,244

Materials (12.7%)
ArcelorMittal SA *	Luxembourg	500,240	11,480
Barrick Gold Corp.	Canada	1,059,530	24,136
Covestro AG	Germany	364,260	22,469
CRH PLC	Ireland	717,520	30,331
DS Smith PLC *	United Kingdom	5,769,250	29,701
Sumitomo Metal Mining Co., Ltd.	Japan	991,840	44,095
Wheaton Precious Metals Corp.	Canada	716,220	29,911
Yara International ASA	Norway	828,140	34,380

Total			226,503

Real Estate (1.0%)
Mitsui Fudosan Co., Ltd.	Japan	828,980	17,473

Total			17,473

Utilities (6.4%)
E.ON SE	Germany	4,788,900	53,037
Red Electrica Corp SA	Spain	1,615,270	33,212
Veolia Environnement SA	France	1,101,150	26,940

Total			113,189

Total Common Stocks
(Cost: $1,478,809)			1,730,208

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Short-Term Investments (2.6%)	Country	Shares/ Par +	Value $ (000’s)

Money Market Funds (2.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	45,599,028	45,599

Total			45,599

Total Short-Term Investments
(Cost: $45,599)			45,599

Total Investments (99.8%)
(Cost: $1,524,408)@			1,775,807

Other Assets, Less Liabilities (0.2%)			4,012

Net Assets (100.0%)			1,779,819

Investments Percentage by Country is based on Net Assets:
Japan	32.1%
Germany	15.6%
United Kingdom	10.6%
South Korea	5.6%
France	5.2%
Other	30.7%
Total	99.8%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,535,003 and the net unrealized appreciation of investments based on that cost was $240,804 which is comprised of $306,028 aggregate gross unrealized appreciation and $65,224 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$18,134	$249,749	$-
Financials	15,975	133,122	-
Information Technology	18,914	210,330	-
Materials	54,047	172,456	-
All Others	-	857,481	-
Short-Term Investments	45,599	-	-
Total Assets:	$152,669	$1,623,138	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$1.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Aberdeen Asset Managers Limited (“Aberdeen”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

MARKET OVERVIEW

Emerging markets equities ended 2020 on a high despite the shock from the COVID-19 pandemic. Initial optimism from a U.S.-China trade agreement gave way as pandemic-related lockdowns and restricted economic activity sent equity markets worldwide into a tailspin. Emerging markets were particularly hard hit as their currencies slumped against the U.S. dollar.

Markets rebounded amid unprecedented support by central banks and governments worldwide. The Information Technology sector was a key beneficiary, as lockdowns and work-from-home policies pushed consumers and businesses online. Improving domestic consumption and economic data as well as the stellar performance of the technology-heavy Northeast Asian markets led the recovery for the asset class, spearheading its outperformance against its developed markets peers. By the end of the period, the approval of several viable COVID-19 vaccines and the rollout of inoculations lifted hopes for a faster global economic recovery, shifting investors’ focus toward riskier assets.

PORTFOLIO RESULTS

The Portfolio returned 26.86% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned 18.69%. (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Emerging Markets Funds peer group was 18.91%.

At the country level, good stock selection more than made up for the negative effect of an underweight to China. Mainland Chinese companies led the emerging markets equities recovery from the troughs of March 2020. The world’s largest mono-crystalline silicon wafer manufacturer, Longi Green Energy, was one of the best performers. The stock rose impressively due to the growing demand for its products. Among Consumer Discretionary holdings, China Tourism Group Duty Free stood out. It posted remarkable earnings growth in 2020 thanks to supportive government policies that helped the duty-free retail operator, especially in Hainan. Among Health Care holdings, Wuxi Biologics ended the year on a high, with its demand outlook looking robust entering 2021. The company delivered good growth in new drug development projects and fared well amid the COVID-19 pandemic, as investors looked to the company to help in developing new treatments for the coronavirus. Additionally, Tencent Holdings supported performance as the entertainment and social-media giant proved defensive during the lockdowns; time spent on digital entertainment, including online games, surged in the period.

At the sector level, technology-related, growth-led stocks thrived. Shares in South Korean electric-vehicle battery maker LG Chem rose on expectations that demand for electric vehicles will increase, led by supportive government policies and subsidies. Core semiconductor suppliers ASML Holding, Samsung Electronics and Taiwan Semiconductor Manufacturing Co. also lifted the Portfolio’s performance. The improved outlook for memory prices amid tighter supply, lower inventory levels and reduced investment in industry capacity supported these holdings.

Elsewhere, e-commerce volumes rose across the emerging markets asset class, as widespread lockdowns and social-distancing measures forced more people to shop online. This trend benefited firms such as Meituan Dianping in China, Mercado Libre in Latin America and Yandex in Russia.

On the downside, the lack of exposure to Alibaba Group Holding over most of the period proved costly as the e-commerce giant maintained impressive results despite challenging market conditions.

Emerging Markets Equity Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Aberdeen, the Portfolio’s sub-adviser.

We are cautiously optimistic about the outlook for emerging markets. With growing risk appetites, we are seeing a rotation from growth stocks into more cyclical ones. We expect countries that are successful in distributing the vaccine to lead the recovery. Nevertheless, several key risks face the asset class, including the removal of fiscal and monetary support and the fractious U.S. relationship with China, although this could improve under Biden’s leadership.

From a Portfolio perspective, the emerging markets asset class remains attractive due to its diverse range of high quality companies and structural growth drivers, including healthy demographics and a growing middle class combined with an increasing number of global leaders, particularly in the technology space.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	26.86%	12.97%	3.33%
MSCI® Emerging Markets Index (Gross)	18.69%	13.22%	4.00%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	18.91%	12.68%	3.80%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Samsung Electronics Co., Ltd., Various	9.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	8.7%
Tencent Holdings, Ltd.	6.6%
Alibaba Group Holding, Ltd.	3.3%
Housing Development Finance Corp., Ltd.	2.9%
Vale SA, ADR	2.5%
Midea Group Co., Ltd. - Class A	2.4%
Meituan Dianping - Class B	2.4%
LG Chem, Ltd.	2.3%
LONGi Green Energy Technology Co., Ltd.-Class A	2.2%

Emerging Markets Equity Portfolio (unaudited)

   Sector Allocation 12/31/20

Sector	% of Net Assets
Information Technology	25.2%
Consumer Discretionary	19.9%
Financials	19.2%
Communication Services	8.5%
Materials	7.0%
Consumer Staples	5.9%
Industrials	4.2%
Energy	3.4%
Real Estate	2.7%
Health Care	2.4%
Utilities	1.0%
Short-Term Investments & Other Net Assets	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (93.7%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (8.5%)
Autohome, Inc., ADR	Cayman Islands	97,219	9,685
Tencent Holdings, Ltd.	Cayman Islands	921,300	67,317
Yandex NV*	Netherlands	144,190	10,033

Total			87,035

Consumer Discretionary (19.9%)
Alibaba Group Holding, Ltd.*	Cayman Islands	1,146,000	33,483
Allegro.eu SA*	Luxembourg	247,931	5,634
China Tourism Group Duty Free Corp, Ltd. - Class A	China	436,997	18,911
Li Ning Co., Ltd.	Cayman Islands	813,000	5,601
Meituan Dianping - Class B*	Cayman Islands	630,700	24,122
MercadoLibre, Inc.*	United States	9,570	16,032
Midea Group Co., Ltd. - Class A	China	1,651,267	24,898
Naspers, Ltd. - Class N	South Africa	100,925	20,656
New Oriental Education & Technology Group, Inc., ADR*	Cayman Islands	56,324	10,465
Prosus NV*	Netherlands	161,432	17,366
Sands China, Ltd.	Cayman Islands	2,907,600	12,781
Shenzhou International Group Holdings, Ltd.	Cayman Islands	702,100	13,771

Total			203,720

Consumer Staples (5.9%)
Budweiser Brewing Co. APAC, Ltd.	Cayman Islands	2,868,400	9,482
Fomento Economico Mexicano SAB de CV, ADR	Mexico	178,000	13,487
Hindustan Unilever, Ltd.	India	283,719	9,311
ITC, Ltd.	India	3,905,491	11,191
Kweichow Moutai Co., Ltd. - Class A	China	56,180	17,168

Total			60,639

Energy (2.1%)
LUKOIL PJSC, ADR	Russia	141,805	9,683
Novatek PJSC	Russia	713,522	12,192

Total			21,875

Financials (19.2%)
AIA Group, Ltd.	Hong Kong	1,415,800	17,439
Banco Bradesco SA, ADR	Brazil	3,402,564	17,897
Bank Central Asia Tbk PT	Indonesia	5,457,100	13,149
Bank of the Philippine Islands	Philippines	2,680,376	4,550
China Merchants Bank Co., Ltd. - Class H	China	1,652,000	10,492
Grupo Financiero Banorte SAB de CV*	Mexico	2,589,550	14,269

Common Stocks (93.7%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	355,392	19,547
Housing Development Finance Corp., Ltd.	India	831,884	29,233
Kotak Mahindra Bank, Ltd.*	India	635,407	17,387
Ping An Insurance Group Co. of China, Ltd. - Class H	China	1,639,000	20,132
PT Bank Rakyat Indonesia Persero Tbk	Indonesia	32,733,800	9,716
Sberbank of Russia PJSC	Russia	2,992,876	10,968
SBI Life Insurance Co., Ltd.*	India	972,100	12,064

Total			196,843

Health Care (2.4%)
Hangzhou Tigermed Consulting Co., Ltd. - Class A	China	198,999	4,932
Hangzhou Tigermed Consulting Co., Ltd. - Class H*	China	92,100	2,134
Wuxi Biologics Cayman, Inc.*	Cayman Islands	1,327,500	17,682

Total			24,748

Industrials (4.2%)
China Conch Venture Holdings, Ltd.	Cayman Islands	1,330,000	6,471
Grupo Aeroportuario del Sureste SAB de CV - Class B*	Mexico	434,470	7,200
NARI Technology Co., Ltd. - Class A	China	2,715,513	11,054
Shanghai International Airport Co., Ltd. - Class A	China	919,281	10,640
WEG SA	Brazil	540,633	7,934

Total			43,299

Information Technology (20.8%)
ASML Holding NV	Netherlands	27,905	13,485
LONGi Green Energy Technology Co., Ltd. - Class A	China	1,614,806	22,874
Samsung Electronics Co., Ltd.	South Korea	700,892	52,383
Samsung SDI Co., Ltd.*	South Korea	25,952	15,053
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,761,290	89,424
Tata Consultancy Services, Ltd.	India	509,339	20,004

Total			213,223

Materials (7.0%)
LG Chem, Ltd.*	South Korea	30,253	23,029

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

Common Stocks (93.7%)	Country	Shares/ Par+	Value $ (000’s)

Materials continued
Mondi PLC	United Kingdom	430,600	9,991
UltraTech Cement, Ltd.	India	169,489	12,256
Vale SA, ADR	Brazil	1,538,770	25,790

Total			71,066

Real Estate (2.7%)
Ayala Land, Inc.	Philippines	13,101,520	11,158
China Resources Land, Ltd. Cayman Islands		3,902,000	16,168

Total			27,326

Utilities (1.0%)
China Resources Gas Group, Ltd.	Bermuda	1,916,000	10,191

Total			10,191

Total Common Stocks
(Cost: $627,788)			959,965

Preferred Stocks (5.7%)

Energy (1.3%)
Petroleo Brasileiro SA	Brazil	2,371,170	13,103

Total			13,103

Preferred Stocks (5.7%)	Country	Shares/ Par+	Value $ (000’s)

Information Technology (4.4%)
Samsung Electronics Co., Ltd.	South Korea	663,434	45,035

Total			45,035

Total Preferred Stocks
(Cost: $36,222)			58,138

Short-Term Investments (0.9%)

Money Market Funds (0.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	9,406,933	9,407

Total			9,407

Total Short-Term Investments
(Cost: $9,407)			9,407

Total Investments (100.3%)
(Cost: $673,417)@			1,027,510

Other Assets, Less
Liabilities (-0.3%)			(3,412)

Net Assets (100.0%)			1,024,098

Investments Percentage by Country is based on Net Assets:
Cayman Islands	22.1%
China	13.9%
South Korea	13.3%
India	11.0%
Taiwan	8.7%
Brazil	6.3%
Other	25.0%
Total	100.3%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $675,571 and the net unrealized appreciation of investments based on that cost was $351,939 which is comprised of $380,465 aggregate gross unrealized appreciation and $28,526 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$58,138	$-
Common Stocks
Communication Services	19,718	67,317	-
Consumer Discretionary	26,497	177,223	-
Consumer Staples	13,487	47,152	-
Energy	5,350	16,525	-
Financials	32,166	164,677	-
Industrials	7,200	36,099	-
Materials	25,790	45,276	-
All Others	-	275,488	-
Short-Term Investments	9,407	-	-
Total Assets:	$139,615	$887,895	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$582 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

MARKET OVERVIEW

At the start of 2020, the Federal Open Market Committee’s (“FOMC”) Federal Funds target range was 1.50%—1.75%. However, in response to the COVID-19 crisis, the FOMC implemented an emergency 0.50% rate cut in early March, followed by another 1.0% rate cut mid-March, bringing the target rate to 0.0%—0.25%. The FOMC also implemented programs to assist with market functioning and provide liquidity, and President Trump signed a $2.2 trillion stimulus package into law to address the pandemic’s economic impacts. In the summer, the U.S. Federal Reserve Bank (the “Fed”) chair Jerome Powell stated that the FOMC will tolerate the economy “running hot” and intends to remain accommodative over the next few years and with the goal of achieving inflation that is moderately above 2.0%.

PORTFOLIO RESULTS

The Portfolio returned 0.31% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 0.67%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Money Market Funds peer group was 0.25%.

Although not entirely unexpected, the speed with which the FOMC moved interest rates to zero did surprise the market. Reaction was immediate as most of the U.S. Treasury curve out to one year was being offered at negative yields. Leading up to this point, the strategy of the Portfolio had been to extend duration by minimizing maturities into late March. Initially this was done to minimize reinvestment needs associated with U.S. Treasury bill paydowns due to the April tax filing date. The Portfolio strategy to extend duration was only further reinforced due to the expectation that rates would be significantly lower before the end of first quarter 2020.

Following the FOMC rate action and subsequent market re-pricing, the strategy of the Portfolio evolved to allow the Portfolio’s duration to shorten with a bias toward repurchase agreements or very short-dated U.S. Treasury and U.S. Government Agency securities. A record stimulus bill passed through Congress and with it came a significant increase in U.S. Treasury debt. As the first quarter ended, a record number of Treasury cash management bill announcements occurred as U.S. Treasury bills were the most efficient and effective way for the U.S. Treasury to raise cash quickly. This provided a lift to yields across the curve. This upward pressure to yields was maintained throughout the majority of the year.

The year ended with Fed rate policy still ultra-accommodative and the FOMC committed to doing what they deem necessary to support the economic recovery. While a record number of net new U.S. Treasury bills were issued through 2020, demand continued to overtake supply which pushed the U.S. Treasury bill curve lower as the year end approached. The downward pressure on bill yields is expected to persist into the new year as demand for government securities will remain strong.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

U.S. Treasury bill supply is projected to contract significantly through 2021 despite the announcement in December of a $900 billion stimulus agreement. The U.S. Treasury’s bias toward longer-dated coupons and the expected reduction to the $1.6 trillion Treasury General Account (“TGA”) balance mean there will be less need to issue U.S. Treasury bills. In fact, bill paydowns should begin to pick up meaningfully beginning in the first quarter of 2021.

Government Money Market Portfolio (unaudited)

Additionally, excess reserves in the banking system remain plentiful and are likely to increase, in our view, in the months ahead as a result of continuing asset purchases by the Fed along with the expected reduction in the TGA.

We believe these developments will have a material impact on market prices; as such, we believe yields on bills and repurchase agreements will face downward pressure early on in 2021. The strategy bias of the Portfolio will be to maintain a longer duration profile.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Money Market Investments (99.9%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (0.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030% #	560,547	561

Total		561

Repurchase Agreements (26.8%)
Tri-Party Bank of Montreal, 0.050%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $15,000,083, collateralized by various US Treasury obligations, 0.000% to 4.375%, due from 1/14/2021 to 5/15/2041, aggregate par and fair value of $13,158,617 and $15,300,108, respectively)	15,000,000	15,000
Tri-Party Bank of Nova Scotia, 0.060%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,067, collateralized by various US Treasury obligations, 0.000% to 3.625%, due from 6/24/2021 to 2/15/2044, aggregate par and fair value of $8,007,330 and $10,200,114, respectively)	10,000,000	10,000
Tri-Party BNP Paribas, 0.010%, 1/14/21 (Purchased on 9/22/20, to be repurchased at $12,003,800, collateralized by various US Treasury obligations, 0.000% to 8.125%, due from 1/14/2021 to 2/15/2049, aggregate par and fair value of $12,600,180 and $12,240,060, respectively)	12,000,000	12,000
Tri-Party BNP Paribas, 0.060%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,067, collateralized by various US Treasury obligations, 0.000% to 7.875%, due from 2/15/2021 to 5/15/2050, aggregate par and fair value of $10,918,841 and $10,200,040, respectively)	10,000,000	10,000
Tri-Party BNP Paribas, 0.080%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $14,000,124, collateralized by various US government sponsored agency obligations, 3.000% to 6.250%, due from 7/15/2032 to 11/20/2050, aggregate par and fair value of $11,196,881 and $14,280,289, respectively)	14,000,000	14,000
Tri-Party Citigroup Global Markets, Inc., 0.060%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,067, collateralized by various US Treasury obligations, 0.125% to 3.000%, due from 8/31/2025 to 10/15/2025, aggregate par and fair value of $9,397,555 and $10,200,068, respectively)	10,000,000	10,000

Money Market Investments (99.9%)	Shares/ Par +	Value $ (000’s)

Repurchase Agreements continued
Tri-Party Citigroup Global Markets, Inc., 0.080%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,089, collateralized by various US government sponsored agency obligations, 3.500% to 5.000%, due from 3/15/2048 to 4/20/2048, aggregate par and fair value of $9,359,647 and $10,200,339, respectively)	10,000,000	10,000
Tri-Party Goldman Sachs Group LP, 0.070%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $15,000,117, collateralized by various US government sponsored agency obligations, 2.150% to 3.500%, due from 3/20/2043 to 1/15/2056, aggregate par and fair value of $14,153,355 and $15,300,000, respectively)	15,000,000	15,000
Tri-Party Mitsubishi UFJ, 0.070%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,078, collateralized by various US government sponsored agency obligations, 2.000% to 4.500%, due from 5/20/2033 to 12/20/2050, aggregate par and fair value of $9,764,621 and $10,200,000, respectively)	10,000,000	10,000
Tri-Party Mizuho Securities, 0.070%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $15,000,117, collateralized by various US Treasury obligations, 1.125% to 2.875%, due from 6/30/2021 to 2/15/2026, aggregate par and fair value of $14,290,285 and $15,300,070, respectively)	15,000,000	15,000
Tri-Party Natixis S.A., 0.060%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,067, collateralized by various US Treasury obligations and various US government sponsored agency obligations, 0.000% to 4.500%, due from 9/9/2021 to 6/20/2050, aggregate par and fair value of $9,618,266 and $10,286,494, respectively)	10,000,000	10,000
Tri-Party Natixis S.A., 0.080%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $10,000,089, collateralized by various US Treasury obligations, 0.125% to 2.750%, due from 5/31/2021 to 2/15/2041, aggregate par and fair value of $10,207,826 and $10,201,234, respectively)	10,000,000	10,000
Tri-Party TD Securities, 0.070%, 1/4/21 (Purchased on 12/31/20, to be repurchased at $15,000,117, collateralized by various US government sponsored agency obligations, 3.500% to 5.000%, due from 12/20/2040 to 4/20/2049, aggregate par and fair value of $13,673,257 and $15,300,000, respectively)	15,000,000	15,000

Total		156,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (99.9%)	Shares/ Par+	Value $ (000’s)
US Government & Agencies (73.0%)
Federal Farm Credit Bank, 0.000%, 1/19/21	2,705,000	2,704
Federal Farm Credit Bank, 0.000%, 1/20/21	605,000	605
Federal Farm Credit Bank, 0.000%, 2/12/21	2,320,000	2,319
Federal Farm Credit Bank, 0.000%, 3/11/21	2,000,000	1,999
Federal Farm Credit Bank, 0.000%, 3/17/21	2,225,000	2,224
Federal Farm Credit Bank, 0.000%, 6/1/21	3,185,000	3,182
Federal Farm Credit Bank, 0.000%, 6/30/21	2,460,000	2,459
Federal Farm Credit Bank, 0.000%, 7/1/21	5,645,000	5,641
Federal Farm Credit Bank, 0.140%, (US SOFR plus 0.050%), 5/5/22	3,000,000	3,000
Federal Farm Credit Bank, 0.165%, (US SOFR plus 0.075%), 11/3/22	1,050,000	1,050
Federal Farm Credit Bank, 0.170%, (US SOFR plus 0.080%), 1/14/21	855,000	855
Federal Farm Credit Bank, 0.175%, (US SOFR plus 0.085%), 10/7/22	1,985,000	1,985
Federal Farm Credit Bank, 0.185%, (US SOFR plus 0.095%), 9/2/22	2,535,000	2,535
Federal Farm Credit Bank, 0.195%, (US SOFR plus 0.105%), 1/15/21	1,000,000	1,000
Federal Farm Credit Bank, 0.198%, (ICE LIBOR USD 1 Month plus 0.045%), 4/16/21	2,485,000	2,485
Federal Farm Credit Bank, 0.215%, (US Treasury 3 Month Bill Money Market Yield plus 0.120%), 5/2/22	735,000	735
Federal Farm Credit Bank, 0.245%, (US Treasury 3 Month Bill Money Market Yield plus 0.150%), 12/13/21	1,195,000	1,194
Federal Farm Credit Bank, 0.264%, (ICE LIBOR USD 1 Month plus 0.110%), 11/12/21	500,000	500
Federal Farm Credit Bank, 0.270%, (US SOFR plus 0.180%), 1/14/22	1,940,000	1,940
Federal Farm Credit Bank, 0.270%, (US SOFR plus 0.180%), 7/20/22	5,575,000	5,574
Federal Farm Credit Bank, 0.280%, (US SOFR plus 0.190%), 11/18/21	835,000	835
Federal Farm Credit Bank, 0.280%, (US SOFR plus 0.190%), 7/14/22	1,630,000	1,630
Federal Farm Credit Bank, 0.315%, (ICE LIBOR USD 1 Month plus 0.160%), 7/1/21	1,450,000	1,450
Federal Farm Credit Bank, 0.320%, (US Treasury 3 Month Bill Money Market Yield plus 0.225%), 7/8/21	1,015,000	1,015
Federal Farm Credit Bank, 0.355%, (US Treasury 3 Month Bill Money Market Yield plus 0.260%), 6/17/21	1,775,000	1,775
Federal Home Loan Bank, 0.000%, 1/15/21	4,945,000	4,945

Money Market Investments (99.9%)	Shares/ Par+	Value $ (000’s)
US Government & Agencies continued
Federal Home Loan Bank, 0.000%, 1/29/21	10,000,000	9,999
Federal Home Loan Bank, 0.000%, 2/17/21	2,255,000	2,255
Federal Home Loan Bank, 0.000%, 3/19/21	3,400,000	3,399
Federal Home Loan Bank, 0.000%, 3/24/21	2,255,000	2,254
Federal Home Loan Bank, 0.000%, 4/12/21	2,405,000	2,403
Federal Home Loan Bank, 0.000%, 4/29/21	3,105,000	3,103
Federal Home Loan Bank, 0.000%, 5/19/21	550,000	550
Federal Home Loan Bank, 0.000%, 6/11/21	2,360,000	2,358
Federal Home Loan Bank, 0.060%, (ICE LIBOR USD 3 Month less 0.170%), 1/8/21	1,570,000	1,570
Federal Home Loan Bank, 0.110%, 6/29/21	2,545,000	2,545
Federal Home Loan Bank, 0.113%, (ICE LIBOR USD 1 Month less 0.030%), 2/24/21	5,760,000	5,760
Federal Home Loan Bank, 0.128%, (ICE LIBOR USD 1 Month less 0.020%), 4/27/21	1,825,000	1,825
Federal Home Loan Bank, 0.130%, (US SOFR plus 0.040%), 2/9/21	4,055,000	4,055
Federal Home Loan Bank, 0.135%, (US SOFR plus 0.045%), 6/15/21	1,835,000	1,835
Federal Home Loan Bank, 0.138%, (ICE LIBOR USD 1 Month less 0.010%), 5/3/21	1,770,000	1,770
Federal Home Loan Bank, 0.140%, (US SOFR plus 0.050%), 1/22/21	695,000	695
Federal Home Loan Bank, 0.143%, (ICE LIBOR USD 1 Month less 0.010%), 4/5/21	3,480,000	3,480
Federal Home Loan Bank, 0.155%, (US SOFR plus 0.065%), 4/28/22	945,000	945
Federal Home Loan Bank, 0.165%, (US SOFR plus 0.075%), 7/8/21	1,465,000	1,465
Federal Home Loan Bank, 0.165%, (US SOFR plus 0.075%), 7/23/21	950,000	950
Federal Home Loan Bank, 0.170%, (US SOFR plus 0.080%), 3/4/21	1,250,000	1,250
Federal Home Loan Bank, 0.170%, 5/13/21	4,325,000	4,325
Federal Home Loan Bank, 0.175%, (US SOFR plus 0.085%), 9/10/21	4,415,000	4,415
Federal Home Loan Bank, 0.200%, (US SOFR plus 0.110%), 3/25/21	1,155,000	1,155
Federal Home Loan Bank, 0.200%, 6/17/21	1,310,000	1,310
Federal Home Loan Bank, 0.205%, (US SOFR plus 0.115%), 3/12/21	1,885,000	1,885
Federal Home Loan Bank, 0.210%, (US SOFR plus 0.120%), 2/28/22	2,695,000	2,695
Federal Home Loan Bank, 0.250%, (US SOFR plus 0.160%), 5/7/21	3,865,000	3,865
Federal Home Loan Mortgage Corp., 0.155%, (US SOFR plus 0.065%), 11/10/22	1,605,000	1,605
Federal Home Loan Mortgage Corp., 0.270%, (US SOFR plus 0.180%), 12/13/21	2,275,000	2,275
Federal Home Loan Mortgage Corp., 0.280%, (US SOFR plus 0.190%), 6/2/22	6,140,000	6,140
Federal Home Loan Mortgage Corp., 0.410%, (US SOFR plus 0.320%), 9/23/21	3,065,000	3,065
Federal National Mortgage Association, 0.390%, (US SOFR plus 0.290%), 10/4/21	8,000,000	8,000
Federal National Mortgage Association, 0.390%, (US SOFR plus 0.300%), 4/28/22	5,000,000	5,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (99.9%)	Shares/ Par +	Value $ (000’s)
US Government & Agencies continued
Federal National Mortgage Association, 0.440%, (US SOFR plus 0.350%), 4/7/22	2,740,000	2,740
Federal National Mortgage Association, 0.480%, (US SOFR plus 0.390%), 4/15/22	3,090,000	3,090
Federal National Mortgage Association, 1.375%, 10/7/21	1,280,000	1,292
US Treasury, 0.000%, 1/5/21	2,000,000	2,000
US Treasury, 0.000%, 1/7/21	23,000,000	22,999
US Treasury, 0.000%, 1/12/21	29,400,000	29,399
US Treasury, 0.000%, 1/26/21	365,000	365
US Treasury, 0.000%, 1/28/21	4,950,000	4,950
US Treasury, 0.000%, 2/2/21	14,485,000	14,484
US Treasury, 0.000%, 2/9/21	5,671,800	5,671
US Treasury, 0.000%, 2/23/21	21,690,000	21,687
US Treasury, 0.000%, 2/25/21	18,000,000	17,997
US Treasury, 0.000%, 3/4/21	20,000,000	19,997
US Treasury, 0.000%, 3/9/21	32,000,000	31,994
US Treasury, 0.000%, 3/11/21	15,642,000	15,639
US Treasury, 0.000%, 3/25/21	5,375,000	5,373
US Treasury, 0.000%, 5/6/21	15,000,000	14,994
US Treasury, 0.000%, 5/20/21	3,690,000	3,688
US Treasury, 0.000%, 6/24/21	9,920,000	9,916
US Treasury, 0.000%, 8/12/21	2,190,000	2,188
US Treasury, 0.000%, 11/4/21	2,760,700	2,757
US Treasury, 0.000%, 12/2/21	11,668,500	11,657
US Treasury, 0.000%, 12/30/21	15,000,000	14,983
US Treasury, 0.234%, (US Treasury 3 Month Bill Money Market Yield plus 0.139%), 4/30/21	380,000	380
US Treasury, 0.315%, (US Treasury 3 Month Bill Money Market Yield plus 0.220%), 7/31/21	2,000,000	2,000
US Treasury, 2.000%, 1/15/21	775,000	775
US Treasury, 2.250%, 4/30/21	6,000,000	6,042

Total		424,894

Total Money Market Investments
(Cost: $581,455)		581,455

Total Investments (99.9%)
(Cost: $581,455)		581,455

Other Assets, Less		857

Liabilities (0.1%)
Net Assets (100.0%)		582,312

+	All par is stated in U.S. Dollar unless otherwise noted.

#	7-Day yield as of 12/31/2020.

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments
Money Market Funds	$561	$-	$-
All Others	-	580,894	-
Total Assets:	$561	$580,894	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$384 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage-and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

MARKET OVERVIEW

Domestic bond returns were positive for the year as credit markets bounced back from a deep sell-off in March. Although global financial markets were roiled by measures taken to contain the coronavirus outbreak, extraordinary fiscal and monetary stimulus helped limit the economic damage

The U.S. Federal Reserve (the “Fed”) cut its target overnight rate by 150 basis points to a range of 0.00%–0.25% and introduced wide-reaching programs to support liquidity, and the U.S. government passed fiscal stimulus equivalent to about 10% of gross domestic product. Credit spreads of investment grade corporate bonds had widened significantly during the March crisis but returned to pre-pandemic levels by the summer. After starting the year at 1.58%, the yield of the two-year Treasury note fell to 0.11% by early August, then traded in a narrow range and finished the year at 0.13%.

In the investment grade universe, corporate bonds recorded the strongest results and outperformed Treasury debt, which also posted solid gains. Commercial mortgage-backed securities and asset-backed securities also performed well as they recovered from the liquidity-driven sell-off in March. Mortgage-backed securities finished the year with more modest results. High yield bonds recorded solid returns for the year, as investors embraced riskier assets in a low-yield environment

PORTFOLIO RESULTS

The Portfolio returned 4.29% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® 1–3 Year U.S. Government/Credit Index (the “Index”), returned 3.33%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Short Investment Grade Debt Funds peer group was 3.17%.

Sector allocation was the largest contributor to the Portfolio’s relative results. An overweight to higher-rated and crossover corporate bonds and corresponding underweight to U.S. Treasurys benefited relative results. While the arrival of the coronavirus caused a deep sell-off in March, credit markets recovered and corporate spreads tightened amid healthy demand for securities with a yield advantage. In addition, the Portfolio’s inclusion of non-benchmark holdings in asset-backed and mortgage-backed securities benefited from a rebound in risk sentiment and added value. Security selection also contributed, led by positioning in BBB rated corporate debt.

Interest rate management further supported relative results. The Portfolio’s modestly long duration profile was beneficial as the Fed cut short-term rates to near zero to address the economic slowdown caused by the pandemic.

The Portfolio’s out-of-benchmark position in commercial mortgage-backed securities (“CMBS”) was a modest detractor from performance. Although the sector later recovered, CMBS were more harshly impacted in March by concerns about business lockdowns and a lack of market liquidity.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Short-Term Bond Portfolio (unaudited)

For short-term bond portfolios, we believe yield plays a greater role than price appreciation in generating excess returns and limiting volatility. As corporate bonds and securitized issues typically have greater yields than Treasurys, advantageous yield can be achieved by selectively overweighting these sectors.

We believe a strong economic recovery is likely in the second half of 2021 if vaccines can rapidly bring down infection rates, although the first few months of the year will likely be challenging as pandemic-related restrictions weigh on growth. In addition, the Fed’s extremely accommodative policies will help support the economy and keep short-term interest rates low for the foreseeable future.

Although the economic outlook is generally favorable, valuations in the fixed income market no longer appear as attractive as they did after central banks launched their rescue operations in the first half of 2020, and investment grade credit spreads have moved closer to their historical norms

In such a climate, active sector and security selection are likely to play critical roles in seeking yield and managing risk, and we believe that our research platform is well positioned to capitalize on the current market environment.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	4.29%	2.60%	1.72%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index	3.33%	2.21%	1.60%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	3.17%	2.20%	1.66%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Short-Term Bond Portfolio (unaudited)

   Top 10 Fixed Income Holdings 12/31/20

Security Description	% of Net Assets
US Treasury, Various	15.1%
Federal National Mortgage Association, Various	2.1%
AbbVie, Inc., Various	1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., Various	0.9%
Government National Mortgage Association, Various	0.8%
Pacific Gas & Electric Co., Various	0.7%
Exxon Mobil Corp., Various	0.7%
Hyundai Capital America, Various	0.7%
The Goldman Sachs Group, Inc., Various	0.6%
Credit Suisse AG, Various	0.6%

   Sector Allocation 12/31/20

Sector	% of Net Assets
Corporate Bonds	49.9%
Structured Products	32.8%
Governments	15.1%
Short-Term Investments & Other Net Assets	1.4%
Municipal Bonds	0.8%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Short-Term Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.5%)
Equate Petrochemical BV 3.000%, 3/3/22 §	400,000	408
LYB International Finance III, LLC 1.250%, 10/1/25	380,000	386
Nucor Corp. 2.000%, 6/1/25	155,000	164
POSCO 2.375%, 11/12/22 144A	810,000	833
Syngenta Finance NV 3.933%, 4/23/21 144A	265,000	267

Total		2,058

Communications (3.1%)
Baidu, Inc. 2.875%, 7/6/22	405,000	417
3.500%, 11/28/22	345,000	362
Booking Holdings, Inc. 4.100%, 4/13/25	395,000	448
Charter Communications Operating LLC /
Charter Communications Operating Capital Corp. 4.464%, 7/23/22 b	2,017,000	2,126
4.908%, 7/23/25 b	995,000	1,156
Comcast Corp. 3.100%, 4/1/25	125,000	138
3.700%, 4/15/24	460,000	506
Cox Communications, Inc. 3.150%, 8/15/24 144A	865,000	938
Crown Castle Towers LLC 3.720%, 7/15/43 144A	300,000	314
Expedia, Inc. 3.600%, 12/15/23 144A	565,000	602
Fox Corp. 3.050%, 4/7/25	90,000	98
3.666%, 1/25/22	420,000	435
4.030%, 1/25/24	145,000	160
JD.com, Inc. 3.125%, 4/29/21 b	1,195,000	1,203
The Priceline Group, Inc. 2.750%, 3/15/23	150,000	157
Sky, Ltd. 3.750%, 9/16/24 144A	310,000	345
T-Mobile USA, Inc. 3.500%, 4/15/25 144A	485,000	536
Verizon Communications, Inc. 0.850%, 11/20/25	500,000	504
2.946%, 3/15/22	325,000	335
3.376%, 2/15/25	230,000	255
5.150%, 9/15/23	350,000	395
Vodafone Group PLC 3.750%, 1/16/24	375,000	410
WPP Finance 2010 3.625%, 9/7/22	140,000	147

Total		11,987

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Consumer Staples (0.2%)
China Mengniu Dairy Co., Ltd. 1.875%, 6/17/25 §	856,000	863

Total		863

Consumer, Cyclical (5.2%)
American Airlines Pass Through Trust, Series 2017-2, Class B 3.700%, 4/15/27	287,685	243
AutoZone, Inc. 3.625%, 4/15/25	235,000	263
BMW US Capital LLC 0.631%, (ICE LIBOR USD 3 Month plus 0.410%), 4/12/21 144A	525,000	525
0.714%, (ICE LIBOR USD 3 Month plus 0.500%), 8/13/21 144A	390,000	391
Daimler Finance North America LLC
1.750%, 3/10/23 144A	815,000	837
2.300%, 2/12/21 144A	705,000	706
Ford Motor Credit Co. LLC 3.470%, 4/5/21	200,000	200
3.813%, 10/12/21	220,000	222
5.875%, 8/2/21	200,000	205
General Motors Co. 4.875%, 10/2/23	330,000	366
5.400%, 10/2/23	500,000	560
General Motors Financial Co., Inc. 1.080%, (ICE LIBOR USD 3 Month plus 0.850%), 4/9/21	350,000	350
2.900%, 2/26/25	845,000	902
3.200%, 7/6/21	385,000	389
Harley-Davidson Financial Services, Inc. 1.168%, (ICE LIBOR USD 3 Month plus 0.940%), 3/2/21 144A	470,000	470
2.550%, 6/9/22 144A	170,000	173
4.050%, 2/4/22 144A	560,000	580
Hasbro, Inc. 2.600%, 11/19/22	395,000	410
3.000%, 11/19/24	525,000	568
Hyundai Capital America 1.150%, 11/10/22 144A	385,000	385
2.375%, 2/10/23 144A	865,000	891
2.450%, 6/15/21 144A	325,000	328
2.850%, 11/1/22 144A	228,000	236
3.000%, 6/20/22 144A	470,000	485
3.950%, 2/1/22 144A	245,000	253
Marriott International, Inc. 3.125%, 2/15/23	170,000	176
3.600%, 4/15/24	90,000	96
McDonald’s Corp. 1.450%, 9/1/25	270,000	280
3.300%, 7/1/25	155,000	173
3.350%, 4/1/23	305,000	325
Nissan Motor Acceptance Corp. 3.650%, 9/21/21 144A	405,000	412
Nissan Motor Co., Ltd. 3.043%, 9/15/23 144A	525,000	549

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
O’Reilly Automotive, Inc. 3.800%, 9/1/22	195,000	204
Panasonic Corp. 2.536%, 7/19/22 144A	335,000	344
QVC, Inc. 4.375%, 3/15/23	465,000	488
Ralph Lauren Corp. 1.700%, 6/15/22	100,000	102
Ross Stores, Inc. 0.875%, 4/15/26	245,000	245
4.600%, 4/15/25 b	1,100,000	1,269
Starbucks Corp. 2.700%, 6/15/22	205,000	212
The TJX Cos., Inc. 3.500%, 4/15/25	735,000	820
Toyota Industries Corp. 3.110%, 3/12/22 144A	435,000	448
Toyota Motor Credit Corp. 2.650%, 4/12/22	875,000	901
United Airlines Pass Through Trust, Series 2019-2, Class B 3.500%, 11/1/29	172,078	161
Volkswagen Group of America Finance LLC 0.750%, 11/23/22 144A	360,000	361
0.875%, 11/22/23 144A	345,000	347
2.500%, 9/24/21 144A	200,000	203
2.700%, 9/26/22 144A	290,000	301
2.900%, 5/13/22 144A	200,000	206
3.125%, 5/12/23 144A	200,000	211
Walgreen Co. 3.100%, 9/15/22	195,000	204

Total		19,976

Consumer, Non-cyclical (8.1%)
AbbVie, Inc. 2.300%, 5/14/21	375,000	377
2.600%, 11/21/24 b	1,935,000	2,074
2.900%, 11/6/22	775,000	811
3.200%, 11/6/22	85,000	89
3.250%, 10/1/22	80,000	83
3.450%, 3/15/22	265,000	273
Altria Group, Inc. 3.490%, 2/14/22	490,000	507
3.800%, 2/14/24	620,000	677
Archer-Daniels-Midland Co. 2.750%, 3/27/25	240,000	261
BAT International Finance PLC 1.668%, 3/25/26	475,000	486
Baxalta, Inc. 3.600%, 6/23/22	125,000	130
Bayer US Finance II LLC 0.881%, (ICE LIBOR USD 3 Month plus 0.630%), 6/25/21 144A	580,000	581
3.500%, 6/25/21 144A	310,000	314
3.875%, 12/15/23 144A	505,000	550
Becton Dickinson and Co. 2.894%, 6/6/22 b	1,127,000	1,165
3.363%, 6/6/24	695,000	755
3.734%, 12/15/24	110,000	122

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Bristol-Myers Squibb Co. 2.600%, 5/16/22	210,000	217
2.750%, 2/15/23	300,000	315
2.875%, 2/19/21	548,000	550
2.900%, 7/26/24	420,000	456
3.250%, 2/20/23	95,000	100
3.550%, 8/15/22	300,000	316
3.625%, 5/15/24	80,000	88
Bunge, Ltd. Finance Corp. 3.000%, 9/25/22b	1,240,000	1,287
4.350%, 3/15/24	55,000	61
Cardinal Health, Inc. 2.616%, 6/15/22	50,000	51
3.079%, 6/15/24	310,000	333
3.200%, 3/15/23	395,000	418
3.500%, 11/15/24	525,000	576
Cargill, Inc. 1.375%, 7/23/23 144A	300,000	307
Cigna Corp. 0.879%, (ICE LIBOR USD 3 Month plus 0.650%), 9/17/21	315,000	315
3.000%, 7/15/23	320,000	339
3.400%, 9/17/21	175,000	179
3.750%, 7/15/23	329,000	356
3.900%, 2/15/22	250,000	260
CommonSpirit Health 1.547%, 10/1/25	365,000	375
CVS Health Corp. 0.950%, (ICE LIBOR USD 3 Month plus 0.720%), 3/9/21	320,000	320
2.625%, 8/15/24	150,000	161
3.350%, 3/9/21	510,000	513
3.700%, 3/9/23	164,000	176
Diageo Capital PLC 1.375%, 9/29/25	300,000	309
EMD Finance LLC 2.950%, 3/19/22 144A	190,000	195
Equifax, Inc. 1.091%, (ICE LIBOR USD 3 Month plus 0.870%), 8/15/21	285,000	286
2.300%, 6/1/21	465,000	468
3.600%, 8/15/21	275,000	280
General Mills, Inc. 0.770%, (ICE LIBOR USD 3 Month plus 0.540%), 4/16/21	465,000	466
Gilead Sciences, Inc. 0.750%, 9/29/23 b	1,115,000	1,118
Global Payments, Inc. 2.650%, 2/15/25	345,000	369
Humana, Inc. 2.900%, 12/15/22	80,000	84
3.150%, 12/1/22	150,000	157
3.850%, 10/1/24	275,000	304
4.500%, 4/1/25	565,000	649
Imperial Brands Finance PLC 3.125%, 7/26/24 144A	245,000	262
3.500%, 2/11/23 144A	810,000	848
3.750%, 7/21/22 144A	805,000	839
Keurig Dr. Pepper, Inc. 3.551%, 5/25/21	465,000	471

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Moody’s Corp. 3.750%, 3/24/25	505,000	567
PayPal Holdings, Inc. 1.350%, 6/1/23	710,000	727
PeaceHealth Obligated Group 1.375%, 11/15/25	105,000	107
Perrigo Finance Unlimited Co. 3.900%, 12/15/24 b	1,770,000	1,943
Philip Morris International, Inc. 1.125%, 5/1/23	220,000	224
Prosperous Ray, Ltd. 4.625%, 11/12/23 §	650,000	705
RELX Capital, Inc. 3.500%, 3/16/23	270,000	287
Royalty Pharma PLC 0.750%, 9/2/23 144A	425,000	427
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	55,000	58
Stryker Corp. 0.600%, 12/1/23	190,000	190
Takeda Pharmaceutical Co., Ltd. 4.000%, 11/26/21	780,000	802
Thermo Fisher Scientific, Inc. 4.133%, 3/25/25	180,000	205
Tyson Foods, Inc. 2.250%, 8/23/21	280,000	283

Total		30,954

Diversified (0.5%)
CK Hutchison International 17 II, Ltd. 2.750%, 3/29/23 §	650,000	677
Shanghai Electric Group Global Investment, Ltd. 2.650%, 11/21/24 §	1,000,000	1,036

Total		1,713

Energy (6.9%)
Aker BP ASA 3.000%, 1/15/25 144A	445,000	467
BP Capital Markets America, Inc. 2.937%, 4/6/23	470,000	496
Canadian Natural Resources, Ltd. 2.050%, 7/15/25	635,000	666
Cenovus Energy, Inc. 3.000%, 8/15/22 b	1,125,000	1,150
3.800%, 9/15/23	125,000	130
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	425,000	495
7.000%, 6/30/24 b	1,110,000	1,296
Diamondback Energy, Inc. 2.875%, 12/1/24	830,000	872
4.750%, 5/31/25	660,000	743
Energy Transfer Operating LP 2.900%, 5/15/25	115,000	122
3.600%, 2/1/23	175,000	183
4.200%, 9/15/23	135,000	146
4.250%, 3/15/23	450,000	478
4.900%, 2/1/24	110,000	120
5.875%, 1/15/24 b	1,054,000	1,184

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Energy continued
Eni SpA 4.000%, 9/12/23 144A	420,000	457
Enterprise Products Operating LLC 2.800%, 2/15/21	480,000	481
3.500%, 2/1/22	500,000	517
EOG Resources, Inc. 2.625%, 3/15/23	140,000	146
EQT Corp. 3.000%, 10/1/22 b	1,020,000	1,028
4.875%, 11/15/21	128,000	131
Equinor ASA 2.875%, 4/6/25	880,000	961
Exxon Mobil Corp. 0.595%, (ICE LIBOR USD 3 Month plus 0.370%), 3/6/22 b	1,110,000	1,114
1.571%, 4/15/23	355,000	365
2.992%, 3/19/25 b	1,025,000	1,122
Gray Oak Pipeline LLC 2.000%, 9/15/23 144A	65,000	66
2.600%, 10/15/25 144A	205,000	211
Husky Energy, Inc. 3.950%, 4/15/22	245,000	252
Kinder Morgan Energy Partners LP 3.950%, 9/1/22	70,000	74
Marathon Oil Corp. 2.800%, 11/1/22	291,000	299
MPLX LP 1.330%, (ICE LIBOR USD 3 Month plus 1.100%), 9/9/22	380,000	380
Occidental Petroleum Corp. 2.600%, 8/13/21	430,000	434
Phillips 66 0.833%, (ICE LIBOR USD 3 Month plus 0.600%), 2/26/21	335,000	335
Reliance Industries, Ltd. 5.400%, 2/14/22 §	800,000	838
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	790,000	868
6.250%, 3/15/22 b	1,115,000	1,173
Saudi Arabian Oil Co. 2.750%, 4/16/22 144A	805,000	827
Schlumberger Finance Canada, Ltd. 1.400%, 9/17/25	155,000	159
Schlumberger Holdings Corp. 3.750%, 5/1/24 144A	690,000	752
4.000%, 12/21/25 144A	170,000	193
Shell International Finance BV 2.375%, 4/6/25	570,000	611
Suncor Energy, Inc. 2.800%, 5/15/23	395,000	416
Sunoco Logistics Partners Operations LP 3.450%, 1/15/23	55,000	57
4.250%, 4/1/24	35,000	38
Valero Energy Corp. 1.200%, 3/15/24	380,000	384
2.700%, 4/15/23	810,000	845
3.650%, 3/15/25	110,000	120
Western Midstream Operating LP 4.000%, 7/1/22	800,000	822

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Energy continued
The Williams Cos., Inc. 3.700%, 1/15/23 b	979,000	1,037
Williams Partners LP 3.350%, 8/15/22	95,000	99
4.300%, 3/4/24	145,000	160

Total		26,320

Financial (16.4%)
ABN AMRO Bank NV 0.803%, (ICE LIBOR USD 3 Month plus 0.570%), 8/27/21 144A	760,000	762
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 2/1/22	475,000	488
4.125%, 7/3/23	460,000	493
4.450%, 12/16/21	605,000	623
4.500%, 9/15/23	485,000	526
AIA Group, Ltd. 0.759%, (ICE LIBOR USD 3 Month plus 0.520%), 9/20/21 144A	765,000	764
AIG Global Funding 3.350%, 6/25/21 144A	365,000	370
Air Lease Corp. 2.250%, 1/15/23	360,000	370
2.500%, 3/1/21	135,000	135
3.500%, 1/15/22	265,000	273
American International Group, Inc. 2.500%, 6/30/25	650,000	699
4.875%, 6/1/22	335,000	355
Aon Corp. 2.200%, 11/15/22	180,000	186
Aon PLC 2.800%, 3/15/21	570,000	572
Avolon Holdings Funding, Ltd. 2.875%, 2/15/25 144A	435,000	443
3.625%, 5/1/22 144A	670,000	684
3.950%, 7/1/24 144A	130,000	137
Banco Bilbao Vizcaya Argentaria SA 0.875%, 9/18/23 b	1,000,000	1,007
Banco del Estado de Chile 2.704%, 1/9/25 144A	260,000	275
Banco Santander Mexico SA Institucion De Banca Multiple Grupo Financiero Santander Mexico 4.125%, 11/9/22 §	775,000	818
Bank of America Corp. 0.810%, (US SOFR plus 0.740%), 10/24/24	695,000	701
0.901%, (ICE LIBOR USD 3 Month plus 0.650%), 6/25/22	410,000	411
1.378%, (ICE LIBOR USD 3 Month plus 1.160%), 1/20/23	665,000	672
2.503%, 10/21/22	280,000	285
Bank of Montreal 0.684%, (ICE LIBOR USD 3 Month plus 0.460%), 4/13/21	430,000	431
Banque Federative du Credit Mutuel SA 0.650%, 2/27/24 144A	505,000	506
2.125%, 11/21/22 144A	630,000	651
Barclays Bank PLC 1.700%, 5/12/22	285,000	290

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Financial continued
BDO Unibank, Inc. 2.950%, 3/6/23 §	800,000	830
Bohai Capital Holding Co., Ltd. 3.625%, 3/15/21 144A	690,000	692
BPCE SA 1.433%, (ICE LIBOR USD 3 Month plus 1.220%), 5/22/22 144A	280,000	283
5.700%, 10/22/23 144A	310,000	351
Brixmor Operating Partnership LP 3.250%, 9/15/23	595,000	630
Capital One Financial Corp. 3.200%, 1/30/23	345,000	363
3.500%, 6/15/23	245,000	263
3.900%, 1/29/24	240,000	263
CC Holdings GS V LLC 3.849%, 4/15/23 b	1,030,000	1,105
The Charles Schwab Corp. 0.533%, (ICE LIBOR USD 3 Month plus 0.320%), 5/21/21	470,000	470
4.200%, 3/24/25	525,000	602
Citibank NA 2.844%, (ICE LIBOR USD 3 Month plus 0.596%), 5/20/22	620,000	626
Citigroup, Inc. 2.312%, (US SOFR plus 0.867%), 11/4/22	575,000	584
2.900%, 12/8/21	675,000	690
3.106%, (US SOFR plus 2.750%), 4/8/26	650,000	710
Citizens Bank NA 2.550%, 5/13/21	250,000	252
3.250%, 2/14/22	290,000	299
Citizens Financial Group, Inc. 2.375%, 7/28/21	35,000	35
Cooperatieve Rabobank UA 3.950%, 11/9/22	645,000	685
Credit Agricole SA 1.235%, (ICE LIBOR USD 3 Month plus 1.020%), 4/24/23 144A	315,000	319
Credit Suisse AG 1.000%, 5/5/23	860,000	873
2.100%, 11/12/21	635,000	645
2.800%, 4/8/22	610,000	630
Creditcorp, Ltd. 2.750%, 6/17/25 144A	200,000	208
Crown Castle International Corp. 5.250%, 1/15/23	160,000	175
Danske Bank A/S 1.226%, 6/22/24 144A	880,000	892
3.001%, (ICE LIBOR USD 3 Month plus 1.249%), 9/20/22 144A	725,000	736
5.000%, 1/12/22 144A	465,000	485
Deutsche Bank AG 1.510%, (ICE LIBOR USD 3 Month plus 1.290%), 2/4/21	405,000	405
3.150%, 1/22/21 b	530,000	531
3.375%, 5/12/21	100,000	101
Discover Bank 3.200%, 8/9/21	470,000	477
Eastern Creation II Investment Holdings, Ltd. 1.000%, 9/10/23 §	900,000	897

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Financial continued
First Niagara Financial Group, Inc. 7.250%, 12/15/21	245,000	261
The Goldman Sachs Group, Inc. 0.627%, (US SOFR plus 0.538%), 11/17/23	115,000	115
0.994%, (ICE LIBOR USD 3 Month plus 0.780%), 10/31/22	330,000	331
1.325%, (ICE LIBOR USD 3 Month plus 1.110%), 4/26/22	520,000	521
3.500%, 4/1/25	490,000	545
5.750%, 1/24/22	825,000	872
Highwoods Realty LP 3.625%, 1/15/23	740,000	771
HPHT Finance 17, Ltd. 2.750%, 9/11/22 §	520,000	533
HSBC Holdings PLC 1.645%, (US SOFR plus 1.538%), 4/18/26	910,000	931
2.099%, (US SOFR plus 1.929%), 6/4/26	810,000	842
ING Groep NV 1.401%, (ICE LIBOR USD 3 Month plus 1.150%), 3/29/22	335,000	339
JPMorgan Chase & Co. 2.083%, (US SOFR plus 1.850%), 4/22/26	890,000	940
KeyBank NA 1.250%, 3/10/23	580,000	591
Lincoln National Corp. 4.000%, 9/1/23	130,000	142
Lloyds Banking Group PLC 1.326%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.100%), 6/15/23	200,000	202
Marsh & McLennan Cos., Inc. 3.875%, 3/15/24	345,000	380
Mitsubishi UFJ Financial Group, Inc. 0.865%, (ICE LIBOR USD 3 Month plus 0.650%), 7/26/21	193,000	194
1.125%, (ICE LIBOR USD 3 Month plus 0.920%), 2/22/22	390,000	393
3.218%, 3/7/22	535,000	553
Morgan Stanley 0.560%, (US SOFR plus 0.466%), 11/10/23	640,000	641
2.750%, 5/19/22	485,000	501
Nasdaq, Inc. 0.445%, 12/21/22	415,000	415
NatWest Markets PLC 2.375%, 5/21/23 144A	640,000	666
New York Life Global Funding 0.552%, (ICE LIBOR USD 3 Month plus 0.320%), 8/6/21 144A	585,000	586
Park Aerospace Holdings, Ltd. 5.250%, 8/15/22 144A	375,000	394
PNC Bank NA 2.450%, 7/28/22	325,000	336
2.950%, 1/30/23	335,000	352
QNB Finance Ltd. 3.500%, 3/28/24 §	880,000	944
Reinsurance Group of America, Inc. 5.000%, 6/1/21	60,000	61
Royal Bank of Scotland Group PLC 3.875%, 9/12/23	520,000	564

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Financial continued
Santander UK PLC 2.100%, 1/13/23	565,000	584
SBA Tower Trust 1.884%, 1/15/26 144A	160,000	165
2.836%, 1/15/25 144A	440,000	468
Simon Property Group LP 2.000%, 9/13/24	225,000	235
2.625%, 6/15/22	495,000	508
3.375%, 10/1/24	535,000	582
3.500%, 9/1/25	125,000	139
Standard Chartered PLC
1.319%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.170%), 10/14/23 144A	455,000	460
1.368%, (ICE LIBOR USD 3 Month plus 1.150%), 1/20/23 144A	435,000	438
2.744%, (ICE LIBOR USD 3 Month plus 1.200%), 9/10/22 144A	670,000	679
3.950%, 1/11/23 144A	200,000	210
State Street Corp. 2.825%, (US SOFR plus 2.690%), 3/30/23	160,000	165
SunTrust Bank 2.800%, 5/17/22	480,000	496
Swedbank AB
1.300%, 6/2/23 144A	505,000	515
2.650%, 3/10/21 144A	980,000	984
Synchrony Bank 3.000%, 6/15/22	250,000	258
Synchrony Financial 2.850%, 7/25/22 b	1,541,000	1,591
The Toronto-Dominion Bank 0.455%, (ICE LIBOR USD 3 Month plus 0.240%), 1/25/21	755,000	755
Trininty Acquisition PLC 3.500%, 9/15/21	315,000	321
Truist Bank 1.250%, 3/9/23 b	1,195,000	1,219
U.S. Bank NA 0.535%, (ICE LIBOR USD 3 Month plus 0.320%), 4/26/21	720,000	720
UBS AG 1.750%, 4/21/22 144A	375,000	382
UBS Group AG 1.008%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.830%), 7/30/24 144A	620,000	626
1.433%, (ICE LIBOR USD 3 Month plus 1.220%), 5/23/23 144A	415,000	420
3.000%, 4/15/21 144A	385,000	388
Ventas Realty LP 3.100%, 1/15/23	82,000	86
Wells Fargo & Co. 1.654%, (US SOFR plus 1.600%), 6/2/24	410,000	421
2.188%, (US SOFR plus 2.000%), 4/30/26	400,000	421
3.500%, 3/8/22	330,000	342
Wells Fargo Bank NA 2.082%, (ICE LIBOR USD 3 Month plus 0.650%), 9/9/22	490,000	496
Western Union Co. 2.850%, 1/10/25	570,000	612
3.600%, 3/15/22	520,000	537

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Financial continued
Yongda Investment, Ltd. 2.250%, 6/16/25 §	643,000	656

Total		62,829

Industrial (2.8%)
Amphenol Corp. 2.050%, 3/1/25	405,000	428
Avnet, Inc. 3.750%, 12/1/21	405,000	415
Boral Finance, Ltd. 3.000%, 11/1/22 144A	65,000	67
Carrier Global Corp. 2.242%, 2/15/25	835,000	884
Caterpillar Financial Services Corp. 0.505%, (ICE LIBOR USD 3 Month plus 0.280%), 9/7/21	285,000	286
2.950%, 2/26/22	495,000	510
CNH Industrial Capital LLC 3.875%, 10/15/21	460,000	471
DAE Funding LLC 5.250%, 11/15/21 144A	305,000	310
Deere & Co. 2.750%, 4/15/25	195,000	213
FedEx Corp. 3.800%, 5/15/25	380,000	429
GATX Corp. 3.900%, 3/30/23	240,000	256
General Electric Co. 3.450%, 5/15/24	240,000	262
Heathrow Funding, Ltd. 4.875%, 7/15/23 144A	725,000	739
Honeywell International, Inc. 1.350%, 6/1/25	435,000	450
2.300%, 8/15/24	335,000	357
John Deere Capital Corp. 1.200%, 4/6/23	215,000	219
Northrop Grumman Corp. 2.550%, 10/15/22	345,000	358
Otis Worldwide Corp. 2.056%, 4/5/25	485,000	514
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.300%, 4/1/21 144A	90,000	90
3.650%, 7/29/21 144A	180,000	183
Republic Services, Inc. 2.500%, 8/15/24	375,000	400
Roper Technologies, Inc. 0.450%, 8/15/22	100,000	100
1.000%, 9/15/25	115,000	116
2.350%, 9/15/24	165,000	176
3.125%, 11/15/22	660,000	690
3.650%, 9/15/23	125,000	136
SMBC Aviation Capital Finance DAC 3.550%, 4/15/24 144A	200,000	212
4.125%, 7/15/23 144A	200,000	214
Union Pacific Corp. 3.200%, 6/8/21	565,000	572

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Vulcan Materials Co. 0.875%, (ICE LIBOR USD 3 Month plus 0.650%), 3/1/21	760,000	760

Total		10,817

Real Estate (0.4%)
SBA Tower Trust 3.168%, 4/9/47 144A	555,000	559
3.448%, 3/15/23 144A	775,000	822

Total		1,381

Technology (2.4%)
Analog Devices, Inc. 2.950%, 4/1/25	140,000	153
Apple, Inc. 2.400%, 5/3/23	540,000	566
Fiserv, Inc. 2.750%, 7/1/24	800,000	859
International Business Machines Corp. 2.500%, 1/27/22	510,000	522
2.850%, 5/13/22	350,000	362
2.875%, 11/9/22	155,000	163
Microchip Technology, Inc. 0.972%, 2/15/24 144A	685,000	687
2.670%, 9/1/23 144A	490,000	512
3.922%, 6/1/21	745,000	756
Micron Technology, Inc. 2.497%, 4/24/23 b	1,335,000	1,391
4.640%, 2/6/24	155,000	173
NXP BV / NXP Funding LLC 3.875%, 9/1/22 144A	665,000	701
4.625%, 6/1/23 144A	725,000	792
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.700%, 5/1/25 144A	90,000	97
Oracle Corp. 2.500%, 4/1/25b	1,250,000	1,342
Texas Instruments, Inc. 1.375%, 3/12/25	245,000	254

Total		9,330

Utilities (3.4%)
AES Corp. 3.300%, 7/15/25 144A	365,000	398
American Electric Power Co., Inc. 3.650%, 12/1/21	85,000	88
CenterPoint Energy, Inc. 3.600%, 11/1/21	215,000	221
Duke Energy Corp. 3.550%, 9/15/21	155,000	157
Edison International 2.950%, 3/15/23	310,000	322
3.125%, 11/15/22	290,000	301
Enel Finance International NV 2.650%, 9/10/24 144A	200,000	213
2.875%, 5/25/22 144A	835,000	861
4.250%, 9/14/23 144A	835,000	913
FirstEnergy Corp. 2.850%, 7/15/22	320,000	325

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.9%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Hero Asia Investment, Ltd. 1.500%, 11/18/23 §	950,000	949
NextEra Energy Capital Holdings, Inc. 0.774%, (ICE LIBOR USD 3 Month plus 0.550%), 8/28/21	610,000	610
NRG Energy, Inc. 3.750%, 6/15/24 144A	270,000	295
Pacific Gas & Electric Co. 1.600%, (ICE LIBOR USD 3 Month plus 1.375%), 11/15/21	955,000	956
1.750%, 6/16/22 b	1,850,000	1,855
PNM Resources, Inc. 3.250%, 3/9/21	465,000	467
San Diego Gas & Electric Co. 1.914%, 2/1/22	46,073	46
Saudi Electricity Global Sukuk Co. 2 3.473%, 4/8/23 §	800,000	843
Sempra Energy 2.875%, 10/1/22	265,000	276
Sinosing Services Pte, Ltd. 2.250%, 2/20/25 §	1,000,000	1,030
Southern California Edison Co. 2.400%, 2/1/22	180,000	183
The Southern Co. 2.350%, 7/1/21	125,000	126
Vistra Operations Co. LLC 3.550%, 7/15/24 144A	1,445,000	1,565

Total		13,000

Total Corporate Bonds
(Cost: $185,201)		191,228

Governments (15.1%)

Governments (15.1%)
US Treasury 0.125%, 4/30/22 b	5,870,000	5,871
0.125%, 6/30/22 b	1,775,000	1,775
0.125%, 9/30/22 b	1,855,000	1,855
0.125%, 10/31/22 b	11,365,000	11,366
0.125%, 11/30/22 b	13,390,000	13,391
0.125%, 5/15/23	830,000	830
0.125%, 7/15/23 b	1,395,000	1,394
1.750%, 6/15/22 b	1,795,000	1,837
2.125%, 5/15/22 b	5,140,000	5,281
2.250%, 4/15/22 b	5,120,000	5,260
2.375%, 3/15/22 b	8,705,000	8,939

Total		57,799

Total Governments
(Cost: $57,305)		57,799

Municipal Bonds (0.8%)

Municipal Bonds (0.8%)
Chicago Transit Authority 1.708%, 12/1/22 RB	20,000	20
1.838%, 12/1/23 RB	20,000	21
2.064%, 12/1/24 RB	55,000	57
City of Houston TX Airport System Revenue 0.883%, 7/1/22 RB	40,000	40
1.054%, 7/1/23 RB	65,000	65
1.272%, 7/1/24 RB	215,000	216

Municipal Bonds (0.8%)	Shares/ Par+	Value $ (000’s)

Municipal Bonds continued
Dallas/Fort Worth International Airport 1.329%, 11/1/25 RB	110,000	111
Florida State Board of Administration Finance Corp. 1.258%, 7/1/25 RB	735,000	752
Long Island Power Authority 0.764%, 3/1/23 RB	160,000	161
Port Authority of New York & New Jersey 1.086%, 7/1/23 RB	625,000	634
State of Connecticut 1.998%, 7/1/24 GO	125,000	131
2.000%, 7/1/23 GO	50,000	52
2.098%, 7/1/25 GO	85,000	91
State of Illinois 2.250%, 10/1/22 GO	885,000	873

Total Municipal Bonds
(Cost: $3,190)		3,224

Structured Products (32.8%)

Asset Backed Securities (15.9%)
Ally Master Owner Trust, Series 2018-2, Class A 3.290%, 5/15/23	970,000	981
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D 2.710%, 9/8/22	380,000	382
Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.740%, 12/8/22 b	1,070,000	1,080
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C 2.710%, 8/18/22	109,888	110
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class D 3.130%, 1/18/23	620,000	635
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B 2.240%, 6/19/23	61,180	61
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C 2.690%, 6/19/23	195,000	198
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D 3.820%, 3/18/24	790,000	831
Americredit Automobile Receivables Trust, Series 2018-3, Class A3 3.380%, 7/18/23	458,354	464
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B 2.130%, 7/18/25	240,000	247
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class C 1.590%, 10/20/25	320,000	326
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D 1.800%, 12/18/25	315,000	321
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C 1.060%, 8/18/26	245,000	246

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Applebee’s Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I 4.194%, 6/7/49 144A	588,525	580
Ares LVII CLO, Ltd., Series 2020-57A, Class A 1.564%, (ICE LIBOR USD 3 Month plus 1.320%), 10/25/31 144A	495,000	494
ARI Fleet Lease Trust, Series 2017-A, Class A3 2.280%, 4/15/26 144A	441,669	442
ARI Fleet Lease Trust, Series 2018-A, Class A2 2.550%, 10/15/26 144A	8,129	8
ARI Fleet Lease Trust, Series 2020-A, Class B 2.060%, 11/15/28 144A	345,000	355
Ascentium Equipment Receivables Trust LLC, Series 2017-1A, Class A3 2.290%, 6/10/21 144A	5,353	5
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A 2.990%, 6/20/22 144A	440,000	442
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A 2.970%, 3/20/24 144A	425,000	442
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class B 3.330%, 3/20/24 144A	435,000	449
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class C 4.950%, 3/20/25 144A	195,000	205
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class B 3.700%, 3/20/23 144A	120,000	123
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A 3.350%, 9/22/25 144A	340,000	363
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A 2.330%, 8/20/26 144A	250,000	258
Babson CLO, Ltd., Series 2017-IA, Class AR 1.018%, (ICE LIBOR USD 3 Month plus 0.800%), 1/20/28 144A	675,136	672
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A 3.500%, (AFC), 1/28/58 144A	421,791	427
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A 3.500%, (AFC), 6/28/57 144A	365,175	378
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A 3.500%, (AFC), 1/28/55 144A	122,000	125
BlueMountain CLO, Series 2015-2, Class A 1.148%, (ICE LIBOR USD 3 Month plus 0.930%), 7/18/27 144A	463,585	461
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A 3.280%, 9/26/33 144A	197,861	205
Capital Auto Receivables Asset Trust, Series 2017-1, Class B 2.430%, 5/20/22 144A	70,000	70

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Capital Auto Receivables Asset Trust, Series 2017-1, Class C 2.700%, 9/20/22 144A	115,000	116
Capital Auto Receivables Asset Trust, Series 2018-1, Class D 3.700%, 6/20/25 144A	575,000	588
Capital Auto Receivables Asset Trust, Series 2018-2, Class B 3.480%, 10/20/23 144A	180,000	181
Capital Auto Receivables Asset Trust, Series 2018-2, Class C 3.690%, 12/20/23 144A	225,000	229
Carlyle Global Market Strategies, Series 2015-3A, Class A1R 1.222%, (ICE LIBOR USD 3 Month plus 1.000%), 7/28/28 144A	365,000	364
CarMax Auto Owner Trust, Series 2017-4, Class C 2.700%, 10/16/23	95,000	97
CarMax Auto Owner Trust, Series 2019-2, Class B 3.010%, 12/16/24	455,000	479
CarMax Auto Owner Trust, Series 2019-4, Class A4 2.130%, 7/15/25	345,000	362
CarMax Auto Owner Trust, Series 2020-1, Class B 2.210%, 9/15/25	430,000	448
CarMax Auto Owner Trust, Series 2020-1, Class C 2.340%, 11/17/25	190,000	197
CarMax Auto Owner Trust, Series 2020-4, Class D 1.750%, 4/15/27	300,000	302
Cayuga Park CLO, Ltd., Series 2020-1A, Class A 1.832%, (ICE LIBOR USD 3 Month plus 1.600%), 7/17/31 144A	550,000	551
CIFC Funding, Ltd., Series 2014-2RA, Class A1 1.265%, (ICE LIBOR USD 3 Month plus 1.050%), 4/24/30 144A	915,000	913
CIFC Funding, Ltd., Series 2020-1A, Class A1 1.937%, (ICE LIBOR USD 3 Month plus 1.700%), 7/15/32 144A	655,000	657
CIFC Funding, Ltd., Series 2020-3A, Class A1 1.555%, (ICE LIBOR USD 3 Month plus 1.350%), 10/20/31 144A	435,000	436
CNH Equipment Trust, Series 2020-A, Class A4 1.510%, 4/15/27	260,000	268
Cole Park CLO, Ltd., Series 2015-1A, Class AR 1.268%, (ICE LIBOR USD 3 Month plus 1.050%), 10/20/28 144A	760,000	759
Daimler Trucks Retail Trust, Series 2020-1, Class A4 1.370%, 6/15/27	855,000	861
Drive Auto Receivables Trust, Series 2020-1, Class C 2.360%, 3/16/26	380,000	389

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Dryden 86 CLO, Ltd., Series 2020-86A, Class A 1.884%, (ICE LIBOR USD 3 Month plus 1.650%), 7/17/30 144A	895,000	897
Elara HGV Timeshare Issuer, Series 2017-A, Class A 2.690%, 3/25/30 144A	73,206	75
Elara HGV Timeshare Issuer, Series 2019-A, Class A 2.610%, 1/25/34 144A	174,656	181
Enterprise Fleet Financing LLC, Series 2018- 1, Class A2 2.870%, 10/20/23 144A	29,889	30
Enterprise Fleet Financing LLC, Series 2018- 2, Class A2 3.140%, 2/20/24 144A	109,152	110
Enterprise Fleet Financing LLC, Series 2019- 1, Class A2 2.980%, 10/22/24 144A	143,070	145
Enterprise Fleet Financing LLC, Series 2019- 3, Class A2 2.060%, 5/20/25 144A	300,072	305
Ford Credit Auto Owner Trust, Series 2020-2, Class C 1.740%, 4/15/33 144A	310,000	313
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class C 1.420%, 9/15/25	440,000	443
GM Financial Automobile Leasing Trust, Series 2019-1, Class C 3.560%, 12/20/22	400,000	407
GM Financial Automobile Leasing Trust, Series 2020-2, Class C 2.560%, 7/22/24	200,000	207
GM Financial Consumer Automobile Receivables Trust, Series 2020-4, Class C 1.050%, 5/18/26	225,000	226
GM Financial Securitized Term, Series 2017- 3A, Class C 2.520%, 3/16/23 144A	475,000	480
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A 2.700%, 4/15/24 144A	355,000	365
Golub Capital Partners CLO, Series 2018- 39A, Class A1 1.368%, (ICE LIBOR USD 3 Month plus 1.150%), 10/20/28 144A	440,000	439
GS Mortgage Securities Trust, Series 2020-2, Class A3 1.490%, 12/16/24	160,000	163
Hilton Grand Vacations Trust, Series 2017- AA, Class A 2.660%, 12/26/28 144A	796,688	815
Hilton Grand Vacations Trust, Series 2017- AA, Class B 2.960%, (EXE), 12/26/28 144A	173,850	176
Hilton Grand Vacations Trust, Series 2020- AA, Class A 2.740%, 2/25/39 144A	238,216	249

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A3 1.410%, 11/15/24	350,000	357
Hyundai Auto Receivables Trust, Series 2017-A, Class B 2.380%, 4/17/23	150,000	151
Hyundai Auto Receivables Trust, Series 2019-A, Class B 2.940%, 5/15/25	325,000	340
KKR Financial CLO, Ltd., Series 2013, Class A1R 1.030%, (ICE LIBOR USD 3 Month plus 0.800%), 1/16/28 144A	678,674	674
Kubota Credit Owner Trust, Series 2020-1A, Class A3 1.960%, 3/15/24 144A	185,000	190
Madison Park Funding, Ltd., Series 2015-18A, Class A1R 1.399%, (ICE LIBOR USD 3 Month plus 1.190%), 10/21/30 144A	690,000	690
Magnetite CLO, Ltd., Series 2020-25A, Class A 1.455%, (ICE LIBOR USD 3 Month plus 1.200%), 1/25/32 144A	405,000	405
Magnetite XVI, Ltd., Series 2015-16A, Class AR 1.018%, (ICE LIBOR USD 3 Month plus 0.800%), 1/18/28 144A	966,894	961
MetLife Securitization Trust, Series 2017-1A, Class A 3.000%, (AFC), 4/25/55 144A	162,151	171
Mill City Mortgage Loan Trust, Series 2016-1, Class A1 2.500%, (AFC), 4/25/57 144A	27,406	28
Mill City Mortgage Loan Trust, Series 2017-2, Class A1 2.750%, (AFC), 7/25/59 144A	226,332	230
MVW Owner Trust, Series 2015-1A, Class A 2.520%, 12/20/32 144A	87,244	88
MVW Owner Trust, Series 2017-1A, Class A 2.420%, 12/20/34 144A	286,009	293
MVW Owner Trust, Series 2017-1A, Class B 2.750%, 12/20/34 144A	30,109	31
MVW Owner Trust, Series 2017-1A, Class C 2.990%, 12/20/34 144A	33,117	33
MVW Owners Trust, Series 2019-2A, Class A 2.440%, 10/20/38 144A	175,216	178
MVW Owners Trust, Series 2020-1A, Class A 1.740%, 10/20/37 144A	286,023	292
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	581,139	608
Navient Private Education Refi Loan Trust, Series 2019-C, Class A1 2.820%, 2/15/68 144A	66,453	67
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	320,000	335
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A 2.640%, 5/15/68 144A	700,000	722

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A 2.460%, 11/15/68 144A	380,000	398
Navient Private Education Refi Loan Trust, Series 2020-CA, Class A2A 2.150%, 11/15/68 144A	1,205,000	1,242
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A 1.690%, 5/15/69 144A	477,625	487
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	311,929	314
Navient Student Loan Trust, Series 2019-2A, Class A1 0.420%, (ICE LIBOR USD 1 Month plus 0.270%), 2/27/68 144A	103,965	104
Navient Student Loan Trust, Series 2019-EA, Class A1 2.390%, 5/15/68 144A	56,114	56
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	1,230,862	1,260
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	175,000	177
Navistar Financial Dealer Note Master Trust, Series 2020-1, Class A 1.098%, (ICE LIBOR USD 1 Month plus 0.950%), 7/25/25 144A	395,000	398
Nelnet Student Loan Trust, Series 2020-1A, Class A 0.888%, (ICE LIBOR USD 1 Month plus 0.740%), 3/26/68 144A	166,857	166
Neuberger Berman CLO, Ltd., Series 2017- 16SA, Class A 1.087%, (ICE LIBOR USD 3 Month plus 0.850%), 1/15/28 144A	380,698	379
Neuberger Berman CLO, Ltd., Series 2020- 38A, Class A 1.530%, (ICE LIBOR USD 3 Month plus 1.300%), 10/20/32 144A	455,000	455
Nissan Auto Lease Trust, Series 2020-A, Class A3 1.380%, 12/16/24	205,000	209
Nissan Master Owner Trust Receivables, Series 2019-A, Class A 0.719%, (ICE LIBOR USD 1 Month plus 0.560%), 2/15/24	650,000	653
Nissan Master Owner Trust Receivables, Series 2019-B, Class A 0.589%, (ICE LIBOR USD 1 Month plus 0.430%), 11/15/23	785,000	787
OZLM VIII, Ltd., Series 2014-8A, Class A1RR 1.388%, (ICE LIBOR USD 3 Month plus 1.170%), 10/17/29 144A	481,213	481
Palmer Square CLO, Ltd., Series 2020-2A, Class A1A 1.904%, (ICE LIBOR USD 3 Month plus 1.700%), 7/15/31 144A	390,000	390

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Reese Park CLO, Ltd. Series 2020-1A, Class A1 1.561%, (ICE LIBOR USD 3 Month plus 1.320%), 10/15/32 144A	445,000	445
Santander Drive Auto Receivables Trust, Series 2018-1, Class C 2.960%, 3/15/24	42,051	42
Santander Drive Auto Receivables Trust, Series 2019-1, Class B 3.210%, 9/15/23	79,230	80
Santander Drive Auto Receivables Trust, Series 2019-1, Class C 3.420%, 4/15/25	380,000	387
Santander Drive Auto Receivables Trust, Series 2019-2, Class B 2.790%, 1/16/24	275,000	278
Santander Drive Auto Receivables Trust, Series 2019-3, Class B 2.280%, 9/15/23	490,000	494
Santander Drive Auto Receivables Trust, Series 2019-C, Class A3 1.860%, 2/21/23 144A	295,000	300
Santander Drive Auto Receivables Trust, Series 2019-C, Class B 2.170%, 11/20/23 144A	215,000	221
Santander Drive Auto Receivables Trust, Series 2019-C, Class C 2.390%, 11/20/23 144A	360,000	370
Santander Drive Auto Receivables Trust, Series 2019-C, Class D 2.880%, 6/20/24 144A	425,000	438
Santander Drive Auto Receivables Trust, Series 2020-3, Class B 0.690%, 3/17/25	650,000	652
Santander Drive Auto Receivables Trust, Series 2020-4, Class C 1.010%, 1/15/26	400,000	402
Santander Drive Auto Receivables Trust, Series 2020-BA, Class C 1.290%, 4/15/26 144A	650,000	656
Santander Retail Auto Lease Trust, Series 2019-A, Class A3 2.770%, 6/20/22 144A	395,000	401
Santander Retail Auto Lease Trust, Series 2019-A, Class C 3.300%, 5/22/23 144A	330,000	340
Santander Retail Auto Lease Trust, Series 2019-B, Class C 2.770%, 8/21/23 144A	305,000	314
Santander Retail Auto Lease Trust, Series 2020-A, Class D 2.520%, 11/20/24 144A	320,000	328
Sierra Receivables Funding Co. LLC, Series 2016-3A, Class A 2.430%, 10/20/33 144A	89,204	90
3.510%, 7/20/37 144A	232,114	239
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A 2.910%, 3/20/34 144A	177,467	181

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A 2.330%, 7/20/33 144A	25,379	25
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	115,740	120
Sierra Timeshare Receivables Funding LLC, Series 2019-2, Class A 2.590%, 5/20/36 144A	391,800	405
Sierra Timeshare Receivables Funding LLC, Series 2019-3, Class A 2.340%, 7/15/38 144A	363,538	372
SLM Student Loan Trust, Series 2007-7, Class A4 0.545%, (ICE LIBOR USD 3 Month plus 0.330%), 1/25/22	175,765	168
SLM Student Loan Trust, Series 2008-1, Class A4 0.865%, (ICE LIBOR USD 3 Month plus 0.650%), 1/25/22	521,319	504
SLM Student Loan Trust, Series 2008-5, Class A4 1.915%, (ICE LIBOR USD 3 Month plus 1.700%), 7/25/23	74,459	75
SLM Student Loan Trust, Series 2008-9, Class A 1.715%, (ICE LIBOR USD 3 Month plus 1.500%), 4/25/23	54,621	55
SMB Private Education Loan Trust, Series 2014-A, Class A3 1.659%, (ICE LIBOR USD 1 Month plus 1.500%), 4/15/32 144A	665,000	672
SMB Private Education Loan Trust, Series 2015-A, Class A2B 1.159%, (ICE LIBOR USD 1 Month plus 1.000%), 6/15/27 144A	68,262	68
SMB Private Education Loan Trust, Series 2016-C, Class A2B 1.259%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	403,009	406
SMB Private Education Loan Trust, Series 2018-B, Class A2A 3.600%, 1/15/37 144A	232,374	248
SMB Private Education Loan Trust, Series 2018-B, Class A2B 0.879%, (ICE LIBOR USD 1 Month plus 0.720%), 1/15/37 144A	556,038	556
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	241,632	242
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	1,460,000	1,474
Synchrony Card Funding LLC, Series 2019- A2, Class A 2.340%, 6/16/25	840,000	865
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C 2.950%, 5/15/24	522,306	526

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Synchrony Credit Card Master Note Trust, Series 2018-1, Class C 3.360%, 3/15/24	445,000	447
Towd Point Mortgage Trust, Series 2015-1, Class A1 3.000%, (AFC), 1/28/58 144A	142,803	148
Towd Point Mortgage Trust, Series 2015-4, Class A1B 2.750%, (AFC), 4/25/55 144A	36,419	36
Towd Point Mortgage Trust, Series 2015-5, Class A1B 2.750%, (AFC), 5/25/55 144A	48,515	49
Towd Point Mortgage Trust, Series 2016-1, Class A1B 2.750%, (AFC), 2/25/55 144A	33,535	34
Towd Point Mortgage Trust, Series 2016-1, Class A3B 3.000%, (AFC), 2/25/55 144A	63,475	65
Towd Point Mortgage Trust, Series 2016-2, Class A1A 2.750%, (AFC), 8/25/55 144A	41,835	42
Towd Point Mortgage Trust, Series 2016-3, Class A1 2.250%, (AFC), 4/25/56 144A	28,234	28
Towd Point Mortgage Trust, Series 2017-1, Class A1 2.750%, (AFC), 10/25/56 144A	198,214	203
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	130,017	133
Towd Point Mortgage Trust, Series 2017-3, Class A1 2.750%, (AFC), 7/25/57 144A	298,573	307
Towd Point Mortgage Trust, Series 2017-4, Class A1 2.750%, (AFC), 6/25/57 144A	167,196	173
Towd Point Mortgage Trust, Series 2017-6, Class A1 2.750%, (AFC), 10/25/57 144A	606,459	624
Towd Point Mortgage Trust, Series 2018-2, Class A1 3.250%, (AFC), 3/25/58 144A	802,670	840
Towd Point Mortgage Trust, Series 2018-5, Class A1A 3.250%, (AFC), 8/25/58 144A	572,935	599
Verizon Owner Trust, Series 2017-3A, Class C 2.530%, 4/20/22 144A	550,000	551
Verizon Owner Trust, Series 2018-1A, Class C 3.200%, 9/20/22 144A	450,000	456
Volvo Financial Equipment LLC, Series 2018- 1A, Class B 2.910%, 1/17/23 144A	210,000	214
World Omni Auto Receivables Trust, Series 2019-C, Class C 2.400%, 6/15/26	380,000	394
World Omni Auto Receivables Trust, Series 2020-A, Class C 1.640%, 8/17/26	225,000	230

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
World Omni Select Auto Trust, Series 2020-A, Class B 0.840%, 6/15/26	270,000	271
World Omni Select Auto Trust, Series 2020-A, Class C 1.250%, 10/15/26	310,000	312

Total		61,004

Mortgage Securities (16.9%)
Angel Oak Mortgage Trust LLC, Series 2019- 4, Class A 3.301%, (AFC), 7/26/49 144A	343,722	341
Angel Oak Mortgage Trust LLC, Series 2019- 2, Class A1 3.628%, (AFC), 3/25/49 144A	232,600	238
Angel Oak Mortgage Trust LLC, Series 2019- 2, Class M1 4.065%, (AFC), 3/25/49 144A	270,000	280
Angel Oak Mortgage Trust LLC, Series 2020- 3, Class A1 1.691%, (AFC), 4/25/65 144A	340,302	343
Angel Oak Mortgage Trust LLC, Series 2020- 5, Class A2 1.579%, (AFC), 5/25/65 144A	314,109	315
Angel Oak Mortgage Trust LLC, Series 2020- 6, Class A1 1.261%, (AFC), 5/25/65 144A	383,499	384
Atrium Hotel Portfolio Trust, Series 2017- ATRM, Class A 1.089%, (ICE LIBOR USD 1 Month plus 0.930%), 12/15/36 144A	520,000	503
Austin Fairmont Hotel Trust , Series 2019- FAIR, Class A 1.209%, (ICE LIBOR USD 1 Month plus 1.050%), 9/15/32 144A	545,000	538
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A 1.009%, (ICE LIBOR USD 1 Month plus 0.850%), 9/15/34 144A	460,000	454
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class A1 1.957%, 2/15/50	43,928	44
BANK, Series 2017-BNK4, Class A1 2.002%, 5/15/50	143,902	145
BANK, Series 2019-BNK24, Class A1 2.056%, 11/15/62	207,640	212
BX Commercial Mortgage Trust, Series 2020- BXLP, Class C 1.279%, (ICE LIBOR USD 1 Month plus 1.120%), 12/15/36 144A	359,671	358
BX Commercial Mortgage Trust, Series 2020- BXLP, Class D 1.409%, (ICE LIBOR USD 1 Month plus 1.250%), 12/15/36 144A	344,685	341
BX Trust, Series 2018-GW, Class A 0.959%, (ICE LIBOR USD 1 Month plus 0.800%), 5/15/35 144A	1,095,000	1,076
BX Trust, Series 2019-XL, Class B 1.239%, (ICE LIBOR USD 1 Month plus 1.080%), 10/15/36 144A	355,987	356

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
CD Commercial Mortgage Trust, Series 2017-CD3, Class A1 1.965%, 2/10/50	33,182	33
CGDB Commercial Mortgage Trust 2019, Series MOB, Class D 1.809%, (ICE LIBOR USD 1 Month plus 1.650%), 11/15/36 144A	660,000	642
CIM Trust, Series 2020-INV1, Class A2 2.500%, (AFC), 4/25/50 144A	735,192	755
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class B 3.518%, (CSTR), 5/10/35 144A	435,000	452
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C 3.518%, (CSTR), 5/10/35 144A	255,000	259
Citigroup Mortgage Loan Trust, Series 2019- IMC1, Class A1 2.720%, (AFC), 7/25/49 144A	257,883	263
Citigroup Mortgage Loan Trust, Series 2020- EXP2, Class A3 2.500%, 8/25/50 144A	781,102	807
Cold Storage Trust, Series 2020-ICE5, Class B 1.459%, (ICE LIBOR USD 1 Month plus 1.300%), 11/15/37 144A	560,000	561
COLT Funding LLC, Series 2020-3, Class A1 1.506%, (AFC), 4/27/65 144A	209,666	211
COLT Mortgage Loan Trust, Series 2019-2, Class A1 3.337%, (AFC), 5/25/49 144A	134,368	135
COLT Mortgage Loan Trust, Series 2019-3, Class A1 2.764%, (AFC), 8/25/49 144A	311,085	315
COMM Mortgage Trust, Series 2013-300P, Class A1 4.353%, 8/10/30 144A	275,000	294
COMM Mortgage Trust, Series 2020-CBM, Class D 3.633%, (CSTR), 11/13/39 144A	235,000	225
Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class B 4.692%, (CSTR), 2/10/47	435,000	479
Commercial Mortgage Pass Through Certificates, Series 2014-CR19, Class D 4.711%, (CSTR), 8/10/47 144A	185,000	174
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class B 4.701%, 3/10/47	255,000	279
Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4 3.838%, 9/10/47	630,000	695
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class A2 3.221%, 10/10/48	413,221	416
Commercial Mortgage Pass Through Certificates, Series 2017-COR2, Class A1 2.111%, 9/10/50	82,853	84
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M1 0.948%, (ICE LIBOR USD 1 Month plus 0.800%), 1/25/40 144A	146,413	147

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class C 1.589%, (ICE LIBOR USD 1 Month plus 1.430%), 5/15/36 144A	515,000	514
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D 1.759%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/36 144A	405,000	401
Credit Suisse Mortgage Capital Certificates, Series 2020-NET, Class A 2.256%, 8/15/37 144A	205,000	212
Credit Suisse Mortgage Capital Certificates, Series 2020-NET, Class D 3.704%, (CSTR), 8/15/37 144A	445,000	460
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718%, 8/15/48	305,000	339
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class A1 2.024%, 9/15/50	38,580	39
CSAIL Commerical Mortgage Trust, Series 2019-C16, Class A1 2.360%, 6/15/52	227,380	233
Deephaven Residential Mortgage Trust, Series 2017-1A, Class A3 3.485%, (CSTR, AFC), 12/26/46 144A	11,697	12
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1 2.577%, (CSTR, AFC), 10/25/47 144A	51,547	52
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A2 2.711%, (CSTR, AFC), 10/25/47 144A	8,591	9
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3 2.813%, (CSTR, AFC), 10/25/47 144A	8,591	9
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1 2.976%, (AFC), 1/25/58 144A	70,192	70
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A3 3.963%, (AFC), 8/25/58 144A	30,701	30
Deephaven Residential Mortgage Trust, Series 2019-1A, Class A1 3.743%, (AFC), 1/25/59 144A	184,690	187
Deephaven Residential Mortgage Trust, Series 2019-2A, Class A3 3.763%, (AFC), 4/25/59 144A	194,072	196
Deephaven Residential Mortgage Trust, Series 2019-2A, Class M1 3.921%, (AFC), 4/25/59 144A	195,000	197
Deephaven Residential Mortgage Trust, Series 2019-3A, Class A1 2.964%, (AFC), 7/25/59 144A	394,682	399
Ellington Financial Mortgage Trust, Series 2020-1, Class A1 2.006%, (AFC), 6/25/65 144A	148,225	150
FDIC Guaranteed Notes Trust, Series 2010- S2, Class 2A 2.570%, 7/29/47 144A	27,019	27
Federal Home Loan Bank 4.000%, 12/1/49	182,546	200
4.500%, 5/1/50	164,020	178

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp. 3.000%, 11/1/34	66,474	71
3.500%, 3/1/46	59,764	65
5.000%, 12/1/41	228,936	266
5.500%, 5/1/22	14,621	15
6.000%, 9/1/34	1,591	2
6.000%, 2/1/35	34,107	41
6.000%, 9/1/35	11,094	13
6.000%, 1/1/38	2,348	3
7.000%, 3/1/39	68,920	80
7.500%, 6/1/38	68,012	80
Federal Home Loan Mortgage Corp., Series 2014-DNA3, Class M1 4.148%, (ICE LIBOR USD 1 Month plus 4.000%), 8/25/24	170,723	174
Federal Home Loan Mortgage Corp., Series 2016-DNA2, Class M3 4.798%, (ICE LIBOR USD 1 Month plus 4.650%), 10/25/28	334,636	348
Federal Home Loan Mortgage Corp., Series 2016-DNA3, Class M3 4.848%, (ICE LIBOR USD 1 Month plus 4.700%), 4/25/28	466,452	486
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M1 1.348%, (ICE LIBOR USD 1 Month plus 1.200%), 10/25/29	108,479	108
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1 3.825%, (CSTR), 5/25/47 144A	33,695	34
Federal Home Loan Mortgage Corp., Series 2018-DNA2, Class M1 0.948%, (ICE LIBOR USD 1 Month plus 0.800%), 12/25/30 144A	108,869	109
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Class M1 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 10/25/48 144A	30,677	31
Federal Home Loan Mortgage Corp., Series 3713, Class PA 2.000%, 2/15/40	188,706	193
Federal Home Loan Mortgage Corp., Series 3718, Class BC 2.000%, 2/15/25	28,175	28
Federal Home Loan Mortgage Corp., Series 4092, Class CL 1.250%, 6/15/27	548,067	554
Federal Home Loan Mortgage Corp., Series DNA3, Class M1 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 3/25/30	53,018	53
Federal National Mortgage Association 2.000%, 9/1/35	700,014	738
2.500%, 10/1/22	113,793	119
2.500%, 12/1/22	30,544	32
2.500%, 11/1/50	178,952	189
3.000%, 6/1/22	25,106	26
3.000%, 4/1/24	123,289	129
3.000%, 9/1/28	350,749	369
3.000%, 12/1/34	155,253	166

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
3.000%, 3/1/35	59,260	63
3.500%, 5/1/27	391,498	420
3.500%, 4/1/46	475,740	509
3.500%, 2/1/48	129,323	137
3.500%, 6/1/50	254,249	269
4.000%, 1/1/47	131,304	141
4.000%, 2/1/49	34,961	37
4.000%, 11/1/49	96,859	104
4.000%, 12/1/49	43,025	46
4.000%, 1/1/50	433,689	464
4.500%, 5/1/40	84,237	94
4.500%, 9/1/40	80,490	90
4.500%, 5/1/41	141,666	159
4.500%, 8/1/48	69,388	75
4.500%, 9/1/48	68,778	75
4.500%, 10/1/48	368,470	404
4.500%, 11/1/48	102,639	112
4.500%, 12/1/48	532,423	577
4.500%, 5/1/49	251,728	274
4.500%, 1/1/50	49,537	54
5.000%, 10/1/33	116,174	134
5.000%, 6/1/40	73,540	85
5.000%, 7/1/45	120,298	139
5.000%, 9/1/48	140,057	155
5.000%, 2/1/49	81,562	90
5.000%, 8/1/49	59,314	65
5.500%, 8/1/37	65,868	77
5.500%, 2/1/38	248,803	291
6.000%, 8/1/22	10,140	10
6.000%, 3/1/34	55,964	66
6.000%, 8/1/34	160,243	192
6.000%, 11/1/34	5,902	7
6.000%, 12/1/34	2,009	2
6.000%, 4/1/35	3,639	4
6.000%, 5/1/38	2,497	3
6.000%, 10/1/40	122,911	146
6.000%, 2/1/49	529,764	643
6.500%, 7/1/32	18,094	21
6.500%, 12/1/32	18,714	21
Federal National Mortgage Association, Series 2011-113, Class AG 2.500%, 11/25/26	103,461	106
Federal National Mortgage Association, Series 2013-74, Class AD 2.000%, 7/25/23	71,811	72
Federal National Mortgage Association, Series 2017-90, Class KA 3.000%, 11/25/47	321,750	344
Federal National Mortgage Association, Series 2017-C04, Class 2ED2 1.248%, (ICE LIBOR USD 1 Month plus 1.100%), 11/25/29	607,984	594
Federal National Mortgage Association, Series 2017-C05, Class 1ED3 1.348%, (ICE LIBOR USD 1 Month plus 1.200%), 1/25/30	259,991	256
Federal National Mortgage Association, Series 2018-44, Class PC 4.000%, 6/25/44	342,286	349

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2018-C01, Class 1ED2 0.998%, (ICE LIBOR USD 1 Month plus 0.850%), 7/25/30	412,553	406
Federal National Mortgage Association, Series 2018-C03, Class 1EB2 0.998%, (ICE LIBOR USD 1 Month plus 0.850%), 10/25/30	660,000	651
1.498%, (ICE LIBOR USD 1 Month plus 1.350%), 9/25/29	189,253	185
Flagstar Mortgage Trust, Series 2020-1INV, Class A11 0.998%, (ICE LIBOR USD 1 Month plus 0.850%), 3/25/50 144A	266,114	265
FWD Securitization Trust, Series 2020-INV1, Class A-1 2.240%, (AFC), 1/25/50 144A	636,372	652
Galton Funding Mortgage Trust, Series 2018-1, Class A33 3.500%, (AFC), 11/25/57 144A	150,983	154
Galton Funding Mortgage Trust, Series 2019-1, Class A32 4.000%, (AFC), 2/25/59 144A	116,964	120
Galton Funding Mortgage Trust, Series 2019-H1, Class M1 3.339%, (AFC), 10/25/59 144A	260,000	260
Galton Funding Mortgage Trust, Series 2020-H1, Class A1 2.310%, (AFC), 1/25/60 144A	225,556	229
Galton Funding Mortgage Trust, Series 2020-H1, Class M1 2.832%, (AFC), 1/25/60 144A	285,000	284
Government National Mortgage Association 3.500%, 12/20/42	5,728	6
3.500%, 9/20/43	80,422	88
4.000%, 3/20/48	178,130	197
4.000%, 4/20/50	432,560	478
4.500%, 1/20/49	81,226	88
4.500%, 10/20/49	294,831	319
5.000%, 3/20/34	325,037	368
5.000%, 1/20/48	75,580	84
5.000%, 2/20/48	400,937	444
5.500%, 6/20/37	71,442	84
5.500%, 9/15/45	224,230	265
5.500%, 3/20/48	48,515	54
5.500%, 12/20/48	42,699	47
5.500%, 2/20/49	521,515	575
Great Wolf Trust, Series 2019-WOLF, Class A 1.193%, (ICE LIBOR USD 1 Month plus 1.034%), 12/15/36 144A	255,000	249
Great Wolf Trust, Series 2019-WOLF, Class C 1.792%, (ICE LIBOR USD 1 Month plus 1.633%), 12/15/36 144A	270,000	251
GS Mortgage Securities Trust, Series 2019-SOHO, Class A 1.059%, (ICE LIBOR USD 1 Month plus 0.900%), 6/15/36 144A	345,000	345
GS Mortgage Securities Trust, Series 2014-EB1A, Class 2A1 2.309%, (CSTR), 7/25/44 144A	10,843	11

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1 3.766%, (AFC), 6/25/48 144A	172,802	174
Homeward Opportunities Fund I Trust, Series 2018-1, Class A2 3.897%, (AFC), 6/25/48 144A	172,457	173
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1 3.454%, (AFC), 1/25/59 144A	307,002	310
Homeward Opportunities Fund I Trust, Series 2019-1, Class A3 3.606%, (AFC), 1/25/59 144A	281,987	285
Homeward Opportunities Fund I Trust, Series 2019-3, Class A1 2.675%, (AFC), 11/25/59 144A	308,900	314
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1 1.657%, (AFC), 5/25/65 144A	297,743	301
InTown Hotel Portfolio Trust, Series 2018- STAY, Class A 0.859%, (ICE LIBOR USD 1 Month plus 0.700%), 1/15/33 144A	115,000	114
InTown Hotel Portfolio Trust, Series 2018- STAY, Class C 1.409%, (ICE LIBOR USD 1 Month plus 1.250%), 1/15/33 144A	100,000	98
JP Morgan Chase Commercial Mortgage Securities Corp, 2020-609M, Class B 1.929%, (ICE LIBOR USD 1 Month plus 1.770%), 10/15/33 144A	540,000	540
JP Morgan Chase Commercial Mortgage Securities Corp, 2020-609M, Class C 2.329%, (ICE LIBOR USD 1 Month plus 2.170%), 10/15/33 144A	440,000	440
JP Morgan Mortgage Trust, Series 2020- INV1, Class A11 0.980%, (ICE LIBOR USD 1 Month plus 0.830%), (AFC), 8/25/50 144A	155,870	156
JP Morgan Mortgage Trust, Series 2020- INV1, Class A15 3.500%, (AFC), 8/25/50 144A	253,741	261
JP Morgan Mortgage Trust, Series 2020- LTV1, Class A4 3.500%, (AFC), 6/25/50 144A	495,893	500
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5 3.934%, 9/15/47	540,000	597
JPMCC Commercial Mortgage Securities Trust, Series 2019-BKWD, Class B 1.509%, (ICE LIBOR USD 1 Month plus 1.350%), 9/15/29 144A	790,000	774
JPMCC Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C 1.759%, (ICE LIBOR USD 1 Month plus 1.600%), 9/15/29 144A	250,000	243
Merit, Series 20-HILL, Class B 1.559%, (ICE LIBOR USD 1 Month plus 1.400%), 8/15/37 144A	205,000	205
Merit, Series 20-HILL, Class C 1.859%, (ICE LIBOR USD 1 Month plus 1.700%), 8/15/37 144A	185,000	185

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Merit, Series 20-HILL, Class D 2.509%, (ICE LIBOR USD 1 Month plus 2.350%), 8/15/37 144A	250,000	251
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class AS 4.110%, (AFC), 10/15/47	185,000	201
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A1 1.389%, 9/15/49	21,365	21
Morgan Stanley Capital I Trust, Series 2014-150E, Class A 3.912%, 9/9/32 144A	610,000	657
Morgan Stanley Capital I Trust, Series 2019-MEAD, Class D 3.177%, (CSTR), 11/10/36 144A	480,000	405
New Orleans Hotel Trust, Series 2019-HNLA, Class B 1.447%, (ICE LIBOR USD 1 Month plus 1.289%), 4/15/32 144A	790,000	737
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 1.650%, (AFC), 5/24/60 144A	445,014	448
3.600%, (AFC), 4/25/49 144A	177,135	179
New Residential Mortgage Loan Trust, Series 2019-NQM3, Class A1 2.802%, (AFC), 7/25/49 144A	348,518	353
New Residential Mortgage Loan Trust, Series 2019-NQM3, Class A3 3.086%, (AFC), 7/25/49 144A	171,175	173
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1 2.710%, (AFC), 11/25/59 144A	421,564	433
New Residential Mortgage Loan Trust, Series 2020-NQM1, Class A1 2.464%, (AFC), 1/26/60 144A	397,590	406
OBX Trust, Series 2019-EXP2, Class 2A1A 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 7/25/59 144A	162,755	163
OBX Trust, Series 2019-EXP2, Class 2A2 1.348%, (ICE LIBOR USD 1 Month plus 1.200%), 7/25/59 144A	337,040	335
OBX Trust, Series 2019-EXP3, Class 2A1 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), (AFC), 10/25/59 144A	428,888	429
OBX Trust, Series 2020-INV1, Class A5 3.500%, (AFC), 12/25/49 144A	160,940	166
Onslow Bay Financial LLC, Series 2020-EXP1, Class 1A8 3.500%, 2/25/60 144A	371,894	384
Onslow Bay Financial LLC, Series 2020-EXP1, Class 2A1 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/60 144A	575,194	578
Onslow Bay Financial LLC, Series 2020-EXP1, Class 2A2 1.098%, (ICE LIBOR USD 1 Month plus 0.950%), 2/25/60 144A	342,293	341
Onslow Bay Financial LLC, Series 2020-EXP2, Class A8 3.000%, (AFC), 5/25/60 144A	562,359	578

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Onslow Bay Financial LLC, Series 2020-EXP2, Class A9 3.000%, (AFC), 5/25/60 144A	140,590	144
Onslow Bay Financial LLC, Series 2020-EXP3, Class 1A8 3.000%, (AFC), 1/25/60 144A	497,138	511
Sequoia Mortgage Trust, Series 2018-CH1, Class A11 3.500%, (AFC), 2/25/48 144A	123,826	125
Sequoia Mortgage Trust, Series 2018-CH2, Class A21 4.000%, (AFC), 6/25/48 144A	132,700	136
Sequoia Mortgage Trust, Series 2018-CH2, Class A3 4.000%, (AFC), 6/25/48 144A	306,096	315
Sequoia Mortgage Trust, Series 2018-CH3, Class A19 4.500%, (AFC), 8/25/48 144A	66,350	69
Sequoia Mortgage Trust, Series 2018-CH4, Class A2 4.000%, (AFC), 10/25/48 144A	99,015	101
SG Residential Mortgage Trust, Series 2019-3, Class A2 2.877%, (AFC), 9/25/59 144A	353,225	357
Slide, Series 2018-FUN, Class D 2.009%, (ICE LIBOR USD 1 Month plus 1.850%), 6/15/31 144A	362,736	336
STACR Trust, Series 2018-DNA2, Class M2 1.098%, (ICE LIBOR USD 1 Month plus 0.950%), 12/25/30 144A	460,000	460
STACR Trust, Series 2018-DNA3, Class M1 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 9/25/48 144A	874	1
STACR Trust, Series 2018-DNA3, Class M2 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 9/25/48 144A	340,000	340
STACR Trust, Series 2018-HRP2, Class M2 1.398%, (ICE LIBOR USD 1 Month plus 1.250%), 2/25/47 144A	226,411	226
STACR Trust, Series 2020-DNA2, Class M1 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/50 144A	139,266	139
STACR Trust, Series 2020-DNA3, Class M1 1.648%, (ICE LIBOR USD 1 Month plus 1.500%), 6/25/50 144A	85,041	85
STACR Trust, Series 2020-DNA4, Class M1 1.648%, (ICE LIBOR USD 1 Month plus 1.500%), 8/25/50 144A	397,533	398
STACR Trust, Series 2020-DNA5, Class M1 1.382%, (US 30 Day Average SOFR plus 1.300%), 10/25/50 144A	320,000	321
STACR Trust, Series 2020-DNA6, Class M1 0.977%, (US 30 Day Average SOFR plus 0.900%), 12/25/50 144A	210,000	210
STACR Trust, Series 2020-HQA1, Class M1 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 1/25/50 144A	86,411	86
STACR Trust, Series 2020-HQA2, Class M1 1.248%, (ICE LIBOR USD 1 Month plus 1.100%), 3/25/50 144A	573,112	573

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
STACR Trust, Series 2020-HQA3, Class M1 1.698%, (ICE LIBOR USD 1 Month plus 1.550%), 7/25/50 144A	158,926	159
STACR Trust, Series 2020-HQA4, Class M1 1.448%, (ICE LIBOR USD 1 Month plus 1.300%), 9/25/50 144A	514,342	515
STACR Trust, Series 2020-HQA5, Class M1 1.182%, (US 30 Day Average SOFR plus 1.100%), 11/25/50 144A	315,000	316
Starvest Emerging Markets CBO, Series 2019-IMC1, Class A1 3.468%, (AFC), 4/25/49 144A	168,397	170
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A3 4.376%, (AFC), 10/25/48 144A	230,519	238
Starwood Mortgage Residential Trust, Series 2019-1, Class A1 2.941%, (AFC), 6/25/49 144A	253,625	257
Starwood Mortgage Residential Trust, Series 2019-1, Class A3 3.299%, (AFC), 6/25/49 144A	237,019	240
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1 2.610%, (AFC), 9/27/49 144A	65,537	67
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3 2.916%, (AFC), 9/27/49 144A	181,793	185
Starwood Mortgage Residential Trust, Series 2020-1, Class A2 2.408%, (AFC), 2/25/50 144A	208,100	213
Uniform Mortgage Backed Security TBA 2.000%, 1/14/51	105,000	109
2.500%, 1/14/50	615,000	648
Verus Securitization Trust, Series 2018-2, Class A1 3.677%, (AFC), 6/1/58 144A	203,396	204
Verus Securitization Trust, Series 2018-2, Class A2 3.779%, (AFC), 6/1/58 144A	76,185	77
Verus Securitization Trust, Series 2018-2, Class A3 3.830%, (AFC), 6/1/58 144A	47,888	48
Verus Securitization Trust, Series 2018-3, Class A1 4.108%, (AFC), 10/25/58 144A	255,353	262
Verus Securitization Trust, Series 2019-1, Class A1 3.836%, (AFC), 2/25/59 144A	282,155	284
Verus Securitization Trust, Series 2019-2, Class A1 3.211%, (AFC), 5/25/59 144A	248,036	250
Verus Securitization Trust, Series 2019-4, Class A3 3.000%, (AFC), 11/25/59 144A S	286,032	292
Verus Securitization Trust, Series 2019-INV1, Class A1 3.402%, (AFC), 12/25/59 144A	135,470	137
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	520,070	534

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (32.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2019-INV2, Class A2 3.117%, (AFC), 7/25/59 144A	370,190	380
Verus Securitization Trust, Series 2019-INV3, Class A3 1.977%, (AFC), 4/25/60 144A	95,019	96
3.100%, (AFC), 11/25/59 144A	303,378	311
Verus Securitization Trust, Series 2020-1, Class A1 2.417%, (AFC), 1/25/60 144A S	584,925	596
Verus Securitization Trust, Series 2020-1, Class A3 2.724%, (AFC), 1/25/60 144A S	303,936	309
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	905,511	923
Verus Securitization Trust, Series 2020-5, Class A3 1.733%, (AFC), 5/25/65 144A S	228,412	229
Vista Point Securitization Trust, Series 2020-1, Class A1 1.763%, (AFC), 3/25/65 144A	250,675	253
Vista Point Securitization Trust, Series 2020-2, Class A3 2.496%, (AFC), 4/25/65 144A	184,409	185
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.020%, 7/15/58	149,535	153
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A1 1.975%, 9/15/50	71,279	72
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A17 3.000%, (AFC), 5/25/50 144A	144,714	148
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B 4.697%, 4/15/45	385,000	397
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5 3.917%, 10/15/57	575,000	637
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.045%, 3/15/47	325,000	355

Total		64,815

Total Structured Products
(Cost: $124,377)		125,819

Short-Term Investments (2.2%)

Consumer, Cyclical (0.0%)
General Motors Financial Co., Inc. 4.200%, 3/1/21	120,000	120

Total		120

Consumer, Non-cyclical (0.5%)
Conagra Foods, Inc. %, 4/8/21b	1,805,000	1,802

Total		1,802

Short-Term Investments (2.2%)	Shares/ Par+	Value $ (000’s)

Energy (0.1%)
Kinder Morgan, Inc. 5.000%, 2/15/21 144A	325,000	326
Sunoco Logistics Partners Operations LP 4.400%, 4/1/21	85,000	86

Total		412

Financial (0.2%)
Deutsche Bank AG 4.250%, 10/14/21	740,000	759

Total		759

Money Market Funds (1.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	5,489,271	5,489

Total		5,489

Total Short-Term Investments
(Cost: $8,577)		8,582

Total Investments (100.8%)
(Cost: $378,650)@		386,652

Other Assets, Less
Liabilities (-0.8%)		(3,044)

Net Assets (100.0%)		383,608

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Short	USD	16,780	133	3/21	$16,780	$(35)	$(6)
Ten-Year US Treasury Note Future	Short	USD	12,703	92	3/21	12,703	2	(10)
Two-Year US Treasury Note Future	Long	USD	64,746	293	3/21	64,746	60	7

							$27	$(9)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$7	$7	$-	$(16)	$(16)	$-

+	All par is stated in U.S. Dollar unless otherwise noted.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2020, the aggregate value of these securities was $12,027 (in thousands), representing 3.1% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $130,448 representing 34.0% of the net assets.

b

Cash or securities with an aggregate value of $92,337 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $378,710 and the net unrealized appreciation of investments based on that cost was $7,970 which is comprised of $8,555 aggregate gross unrealized appreciation and $585 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$3,224	$-
Corporate Bonds	-	191,228	-
Governments	-	57,799	-
Structured Products	-	125,819	-
Short-Term Investments
Money Market Funds	5,489	-	-
All Others	-	3,093	-
Other Financial Instruments^
Futures	62	-	-
Total Assets:	$5,551	$381,163	$-
Liabilities:
Other Financial Instruments^
Futures	(35)	-	-
Total Liabilities:	$(35)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$3.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“Wells Capital”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

MARKET OVERVIEW

The U.S. economy faced an unprecedented year as the coronavirus pandemic impacted economies worldwide. After historic declines in the first part of the year, signs of economic resiliency emerged. U.S. Treasury yields moved sharply lower during the year, while the yield curve steepened dramatically before almost making a full recovery by year-end. Year over year, credit spreads inched wider with the option-adjusted spread on the Bloomberg Barclays® U.S. Credit Index finishing at 92 basis points, after reaching a ten-year high of 341basis points in March 2020. High grade corporate debt issuance ended the year at a normal pace, but volumes for 2020 smashed the previous record for total annual issuance.

PORTFOLIO RESULTS

The Portfolio returned 8.98% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Aggregate Index (the “Index”), returned 7.51%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Core Bond Funds peer group was 8.27%.

In credit, security selection drove strong performance during the period, with sector positioning also contributing modestly. Security selection was positive across a substantial majority of the Portfolio’s subsectors, led by issuer positioning in the communications, U.S. banks, and consumer subsectors. In communications, active trading in The Walt Disney Company, Verizon Communications and T-Mobile USA Inc. led the contributions to relative performance. In U.S. banks, active trading in Citigroup Inc., Morgan Stanley and JPMorgan Chase & Co. led contributions. In consumer holdings, contributors were broad-based, with active trading in PepsiCo Inc., McDonald’s Corp. and Lowe’s Companies, Inc. leading contributions. Issuer positioning in the pipelines subsector detracted from performance; names such as Western Midstream Partners, LP, MPLX LP and Plains All American Pipeline, LP led the list of detractors.

In agency mortgages, sector positioning, active relative-value trading, coupon-stack positioning and security selection all contributed to performance. The largest contribution in the year came from moving positioning in lower coupon to-be-announced (“TBA”) positions as rates, the U.S. Federal Reserve Bank (the “Fed”) and fundamentals moved. In addition, capturing some of the larger agency mortgage basis moves contributed to performance, as did the active rotation of positioning in the 1.5%, 2.0%, 2.5% and 3.0% coupons. Positioning in the 30-year 3.5% and 4.0% coupons was a net detractor during the year. The overweight to specified pools in the 4.0% coupon during the March 2020 drawdown detracted from performance. More recently, 4.0% specified pools have not kept up with the large Fed-assisted tightening seen in production coupons. The underweight to Ginnie Mae collateral in the 3.5% coupon has also been a net detractor for the year given the coupon’s strong performance despite very poor fundamentals.

In asset-backed securities (“ABS”), a sector overweight was a contributor to performance. While the Portfolio’s sector exposure outperformed, security selection in ABS detracted, with positions in private and Federal Family Education Loan Program student loans and rental car ABS underperforming on a risk-adjusted basis. An overweight to non-qualified residential mortgage-backed securities was beneficial.

Select Bond Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wells Capital, the Portfolio’s sub-adviser.

We believe there is good momentum heading into 2021. Manufacturing surveys suggest a broad-based recovery is underway, with robust production levels and growing order backlogs as customers rebuild inventories and exports strengthen. Measures of inflation seemed to moderate at the end of 2020, and average hourly earnings have grown at an impressive 4% year over year. Anticipation of higher growth, resolution of the 2020 election and prospects for successful vaccines were important catalysts for markets heading into year end.

Consistent with our bottom-up process, we maintain a neutral duration, remain overweight credit and ABS, moved to a modest overweight in agency mortgage-backed securities and remain lightly positioned in commercial mortgage-backed securities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Select Bond Portfolio	8.98%	4.75%	3.95%
Bloomberg Barclays® U.S. Aggregate Index	7.51%	4.44%	3.84%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	8.27%	4.55%	3.88%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Select Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/20

Security Description	% of Net Assets
US Treasury, Various	29.1%
Federal National Mortgage Association, Various	11.6%
Government National Mortgage Association, Various	6.5%
Uniform Mortgage Backed Security, Various	4.8%
Federal Home Loan Mortgage Corp., Various	2.7%
Bank of America Corp., Various	1.8%
Morgan Stanley, Various	0.8%
AbbVie, Inc., Various	0.7%
AT&T, Inc., Various	0.7%
Verizon Communications, Inc., Various	0.6%

Sector Allocation 12/31/20

Sector	% of Net Assets
Structured Products	42.4%
Corporate Bonds	32.2%
Governments	30.3%
Municipal Bonds	0.4%
Short-Term Investments & Other Net Assets	-5.3%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.9%)
Barrick North America Finance LLC 5.700%, 5/30/41	645,000	932
The Dow Chemical Co. 2.100%, 11/15/30	3,202,000	3,284
3.600%, 11/15/50	597,000	670
4.375%, 11/15/42	538,000	658
LYB International Finance III, LLC 1.250%, 10/1/25	1,241,000	1,263
2.250%, 10/1/30	538,000	556
3.375%, 10/1/40	2,627,000	2,803
3.625%, 4/1/51	980,000	1,069
Newmont Corp. 2.250%, 10/1/30	7,106,000	7,474
Nucor Corp. 2.000%, 6/1/25	1,113,000	1,178
2.700%, 6/1/30	1,428,000	1,569
Nutrien, Ltd. 5.000%, 4/1/49	1,076,000	1,486
Nutrition & Biosciences, Inc. 1.230%, 10/1/25 144A	591,000	597
Reliance Steel & Aluminum Co. 1.300%, 8/15/25	879,000	893
2.150%, 8/15/30	2,280,000	2,341
Teck Resources, Ltd. 6.125%, 10/1/35	493,000	635
6.250%, 7/15/41	1,305,000	1,666

Total		29,074

Communications (2.8%)
Alphabet, Inc. 2.250%, 8/15/60	1,486,000	1,433
Amazon.com, Inc. 2.500%, 6/3/50	1,220,000	1,263
2.700%, 6/3/60	1,108,000	1,182
AT&T, Inc. 1.650%, 2/1/28	1,667,000	1,700
2.250%, 2/1/32	2,216,000	2,247
2.300%, 6/1/27	3,356,000	3,577
2.750%, 6/1/31	3,356,000	3,585
3.000%, 6/30/22	2,578,000	2,668
3.100%, 2/1/43	518,000	524
3.300%, 2/1/52	148,000	146
3.500%, 6/1/41	1,113,000	1,198
3.500%, 9/15/53 144A	1,966,000	1,959
3.550%, 9/15/55 144A	1,657,000	1,648
3.650%, 9/15/59 144A	1,534,000	1,539
3.800%, 12/1/57 144A	1,998,000	2,075
3.850%, 6/1/60	1,113,000	1,164
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 7/23/22	996,000	1,050
4.800%, 3/1/50	2,030,000	2,422
Comcast Corp. 1.500%, 2/15/31	1,982,000	1,968
1.950%, 1/15/31	1,492,000	1,534

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Communications continued
2.450%, 8/15/52	918,000	892
3.750%, 4/1/40	2,552,000	3,066
3.950%, 10/15/25	740,000	850
4.150%, 10/15/28	1,268,000	1,526
4.600%, 10/15/38	2,562,000	3,372
Time Warner Cable LLC 6.550%, 5/1/37	719,000	986
T-Mobile USA, Inc. 1.500%, 2/15/26 144A	2,786,000	2,853
2.050%, 2/15/28 144A	5,663,000	5,890
3.000%, 2/15/41 144A	485,000	503
3.500%, 4/15/25 144A	1,587,000	1,754
3.750%, 4/15/27 144A	3,452,000	3,931
Verizon Communications, Inc. 1.750%, 1/20/31	3,931,000	3,909
2.650%, 11/20/40	4,379,000	4,422
2.875%, 11/20/50	1,059,000	1,066
3.000%, 3/22/27	1,049,000	1,162
3.000%, 11/20/60	496,000	498
3.500%, 11/1/24	2,434,000	2,688
4.016%, 12/3/29	1,257,000	1,491
4.272%, 1/15/36	438,000	543
4.400%, 11/1/34	2,184,000	2,724
4.522%, 9/15/48	1,358,000	1,768
ViacomCBS, Inc. 4.200%, 5/19/32	3,292,000	3,965
4.375%, 3/15/43	309,000	365
4.600%, 1/15/45	202,000	241
4.750%, 5/15/25	1,726,000	2,003
4.950%, 5/19/50	38,000	49
5.850%, 9/1/43	730,000	1,014
Vodafone Group PLC 4.250%, 9/17/50	1,982,000	2,455
The Walt Disney Co. 3.500%, 5/13/40	1,273,000	1,494
3.600%, 1/13/51	1,140,000	1,381
3.800%, 5/13/60	794,000	1,007

Total		94,750

Consumer, Cyclical (2.7%)
Advance Auto Parts, Inc. 1.750%, 10/1/27	2,168,000	2,201
3.900%, 4/15/30	3,383,000	3,888
BorgWarner, Inc. 2.650%, 7/1/27	2,323,000	2,497
Costco Wholesale Corp. 1.600%, 4/20/30	6,302,000	6,454
1.750%, 4/20/32	719,000	747
Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.500%, 10/20/25 144A	4,236,000	4,527
4.750%, 10/20/28 144A	2,537,000	2,768
General Motors Co. 5.400%, 4/1/48	2,099,000	2,639
General Motors Financial Co., Inc. 1.700%, 8/18/23	3,452,000	3,541

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
2.700%, 8/20/27	4,869,000	5,162
2.750%, 6/20/25	3,233,000	3,456
5.200%, 3/20/23	2,365,000	2,593
Harley-Davidson Financial Services, Inc. 3.350%, 6/8/25 144A	2,136,000	2,313
The Home Depot, Inc. 2.700%, 4/15/30	1,294,000	1,443
2.950%, 6/15/29	591,000	671
3.125%, 12/15/49	2,972,000	3,422
3.300%, 4/15/40	431,000	507
3.350%, 4/15/50	2,136,000	2,537
Hyundai Capital America
1.250%, 9/18/23 144A	1,625,000	1,644
1.800%, 10/15/25 144A	2,727,000	2,795
2.375%, 10/15/27 144A	1,625,000	1,703
Lowe’s Companies, Inc. 1.700%, 10/15/30	2,818,000	2,843
Marriott International, Inc. 4.625%, 6/15/30	403,000	473
5.750%, 5/1/25	1,928,000	2,255
McDonald’s Corp. 1.450%, 9/1/25	810,000	840
2.125%, 3/1/30	298,000	314
3.700%, 1/30/26	1,598,000	1,820
NIKE, Inc. 3.375%, 3/27/50	1,257,000	1,544
Nissan Motor Co., Ltd.
3.522%, 9/17/25 144A	975,000	1,045
4.345%, 9/17/27 144A	2,677,000	2,956
4.810%, 9/17/30 144A	1,212,000	1,366
O’Reilly Automotive, Inc. 1.750%, 3/15/31	2,838,000	2,841
4.200%, 4/1/30	1,081,000	1,302
Ralph Lauren Corp. 1.700%, 6/15/22	1,806,000	1,839
Southwest Airlines Co. 4.750%, 5/4/23	2,237,000	2,431
5.125%, 6/15/27	3,345,000	3,978
Starbucks Corp. 1.300%, 5/7/22	1,326,000	1,344
2.550%, 11/15/30	1,156,000	1,250
3.350%, 3/12/50	1,060,000	1,183
3.500%, 11/15/50	2,301,000	2,641
Walmart, Inc. 3.050%, 7/8/26	980,000	1,103
4.050%, 6/29/48	24,000	32

Total		92,908

Consumer, Non-cyclical (5.6%)
AbbVie, Inc. 2.300%, 11/21/22	3,255,000	3,375
2.950%, 11/21/26	1,044,000	1,155
3.200%, 11/21/29	4,411,000	4,941
3.750%, 11/14/23	288,000	314
3.800%, 3/15/25	4,347,000	4,849
4.050%, 11/21/39	1,209,000	1,459
4.250%, 11/14/28	783,000	940
4.250%, 11/21/49	4,208,000	5,274
4.300%, 5/14/36	756,000	930
4.450%, 5/14/46	767,000	974

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Adani International Container Terminal Private, Ltd. 3.000%, 2/16/31 144A	922,000	924
Adani Ports & Special Economic Zone, Ltd. 4.200%, 8/4/27 144A	1,876,000	2,009
Aetna, Inc. 3.875%, 8/15/47	826,000	983
Altria Group, Inc. 2.350%, 5/6/25	453,000	481
3.875%, 9/16/46	911,000	961
4.450%, 5/6/50	943,000	1,113
Amgen, Inc. 3.150%, 2/21/40	373,000	410
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.150%, 1/23/25	2,200,000	2,505
4.600%, 4/15/48	2,788,000	3,522
4.700%, 2/1/36	2,951,000	3,743
4.900%, 2/1/46	1,657,000	2,157
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 7/15/42	954,000	1,084
4.375%, 4/15/38	3,100,000	3,834
Anthem, Inc. 2.250%, 5/15/30	4,885,000	5,186
Bacardi, Ltd. 4.700%, 5/15/28 144A	1,328,000	1,575
5.150%, 5/15/38 144A	892,000	1,140
5.300%, 5/15/48 144A	1,323,000	1,832
BAT Capital Corp. 2.259%, 3/25/28	113,000	117
2.726%, 3/25/31	4,086,000	4,230
3.557%, 8/15/27	2,083,000	2,318
4.700%, 4/2/27	2,237,000	2,629
4.906%, 4/2/30	570,000	688
BAT International Finance PLC 1.668%, 3/25/26	3,505,000	3,587
Bristol-Myers Squibb Co. 0.750%, 11/13/25	2,232,000	2,247
1.125%, 11/13/27	3,351,000	3,383
1.450%, 11/13/30	3,910,000	3,927
2.350%, 11/13/40	836,000	859
2.550%, 11/13/50	2,568,000	2,622
3.400%, 7/26/29	1,364,000	1,587
3.450%, 11/15/27	1,502,000	1,732
3.900%, 2/20/28	1,614,000	1,910
4.250%, 10/26/49	847,000	1,145
4.350%, 11/15/47	501,000	672
Bunge, Ltd. Finance Corp. 1.630%, 8/17/25	2,775,000	2,867
3.250%, 8/15/26	2,818,000	3,131
3.750%, 9/25/27	1,952,000	2,225
Cigna Corp. 3.400%, 9/17/21	2,296,000	2,345
3.875%, 10/15/47	1,672,000	1,977
Constellation Brands, Inc. 3.200%, 2/15/23	511,000	540
3.700%, 12/6/26	311,000	356
4.400%, 11/15/25	150,000	174
CVS Health Corp. 1.750%, 8/21/30	535,000	538

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
2.700%, 8/21/40	1,646,000	1,663
3.000%, 8/15/26	1,124,000	1,245
3.700%, 3/9/23	372,000	398
4.300%, 3/25/28	1,478,000	1,759
4.780%, 3/25/38	804,000	1,015
Danaher Corp. 2.600%, 10/1/50	1,332,000	1,380
3.350%, 9/15/25	1,044,000	1,169
DH Europe Finance II SARL 2.050%, 11/15/22	1,662,000	1,714
2.200%, 11/15/24	2,861,000	3,032
2.600%, 11/15/29	2,120,000	2,317
3.400%, 11/15/49	21,000	25
Element Fleet Management Corp. 3.850%, 6/15/25 144A	2,136,000	2,276
Eli Lilly & Co. 2.250%, 5/15/50	1,577,000	1,547
Genentech, Inc. 5.250%, 7/15/35	1,268,000	1,728
General Mills Inc. 2.875%, 4/15/30	751,000	832
Gilead Sciences, Inc. 1.200%, 10/1/27	1,694,000	1,705
1.650%, 10/1/30	1,694,000	1,699
2.600%, 10/1/40	1,807,000	1,822
2.800%, 10/1/50	794,000	787
HCA, Inc. 5.125%, 6/15/39	565,000	722
5.250%, 6/15/49	554,000	731
Johnson & Johnson 2.100%, 9/1/40	378,000	380
Keurig Dr. Pepper, Inc. 3.800%, 5/1/50	1,087,000	1,300
The Leland Stanford Junior University 1.289%, 6/1/27	426,000	438
Mars, Inc. 1.625%, 7/16/32 144A	2,690,000	2,666
Merck & Co., Inc. 2.350%, 6/24/40	756,000	781
2.450%, 6/24/50	222,000	229
3.700%, 2/10/45	724,000	904
Pacific Gas & Electric Co. 3.150%, 6/15/30	1,738,000	1,857
PayPal Holdings, Inc. 1.350%, 6/1/23	2,877,000	2,946
1.650%, 6/1/25	4,038,000	4,218
Pfizer, Inc. 2.800%, 3/11/22	1,001,000	1,031
Regeneron Pharmaceuticals, Inc. 1.750%, 9/15/30	6,110,000	6,013
2.800%, 9/15/50	1,289,000	1,248
Royalty Pharma PLC 0.750%, 9/2/23 144A	543,000	546
1.200%, 9/2/25 144A	543,000	551
3.550%, 9/2/50 144A	1,406,000	1,498
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	2,168,000	2,299
Stryker Corp. 1.150%, 6/15/25	2,232,000	2,277
1.950%, 6/15/30	985,000	1,013
2.900%, 6/15/50	1,566,000	1,659

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Sysco Corp. 6.600%, 4/1/50	549,000	844
Takeda Pharmaceutical Co., Ltd. 2.050%, 3/31/30	3,821,000	3,907
3.175%, 7/9/50	2,341,000	2,490
4.400%, 11/26/23	1,858,000	2,058
Thermo Fisher Scientific, Inc. 4.497%, 3/25/30	3,899,000	4,870
UnitedHealth Group, Inc. 2.750%, 5/15/40	799,000	865
3.500%, 8/15/39	362,000	430
3.700%, 12/15/25	1,124,000	1,290
3.750%, 10/15/47	895,000	1,110
3.875%, 8/15/59	570,000	736
Yale University 0.873%, 4/15/25	1,864,000	1,893
1.482%, 4/15/30	1,598,000	1,639

Total		191,028

Energy (2.6%)
Aker BP ASA 2.875%, 1/15/26 144A	2,857,000	2,915
4.000%, 1/15/31 144A	1,473,000	1,595
BP Capital Markets America, Inc. 1.749%, 8/10/30	2,131,000	2,138
2.772%, 11/10/50	2,557,000	2,525
3.194%, 4/6/25	2,600,000	2,858
3.543%, 4/6/27	2,616,000	2,976
Concho Resources, Inc. 2.400%, 2/15/31	1,304,000	1,364
Devon Energy Corp. 5.000%, 6/15/45	554,000	654
5.600%, 7/15/41	842,000	1,028
5.850%, 12/15/25	2,462,000	2,893
Diamondback Energy, Inc. 3.250%, 12/1/26	3,231,000	3,449
3.500%, 12/1/29	1,920,000	2,050
Ecopetrol SA 5.875%, 5/28/45	1,225,000	1,483
Enbridge, Inc. 2.500%, 1/15/25	4,949,000	5,298
3.125%, 11/15/29	2,259,000	2,483
Energy Transfer Operating LP 3.600%, 2/1/23	261,000	273
4.200%, 4/15/27	788,000	868
4.250%, 3/15/23	1,529,000	1,625
4.500%, 4/15/24	333,000	364
5.500%, 6/1/27	762,000	898
6.000%, 6/15/48	424,000	504
6.050%, 6/1/41	477,000	558
Enterprise Products Operating LLC 3.700%, 1/31/51	975,000	1,071
3.950%, 1/31/60	1,081,000	1,194
Equinor ASA 1.750%, 1/22/26	1,310,000	1,376
3.250%, 11/18/49	767,000	851
Galaxy Pipeline Assets Bidco Ltd 1.750%, 9/30/27 144A	3,135,000	3,182
2.625%, 3/31/36 144A	1,480,000	1,535

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Energy continued
Gray Oak Pipeline LLC 2.600%, 10/15/25 144A	1,119,000	1,153
HollyFrontier Corp. 2.625%, 10/1/23	1,129,000	1,154
Marathon Oil Corp. 3.850%, 6/1/25	661,000	708
4.400%, 7/15/27	2,765,000	3,073
5.200%, 6/1/45	543,000	622
6.800%, 3/15/32	522,000	643
MPLX LP 1.750%, 3/1/26	1,662,000	1,720
2.650%, 8/15/30	2,232,000	2,338
Oleoducto Central SA 4.000%, 7/14/27 144A	1,181,000	1,282
ONEOK, Inc. 3.100%, 3/15/30	210,000	224
3.400%, 9/1/29	491,000	525
Petroleos Mexicanos 2.460%, 12/15/25	3,209,500	3,360
Pioneer Natural Resources Co. 1.900%, 8/15/30	2,797,000	2,769
Plains All American Pipeline LP / PAA Finance Corp. 3.550%, 12/15/29	4,853,000	5,076
4.900%, 2/15/45	453,000	480
Regency Energy Partners LP / Regency Energy Finance Corp. 4.500%, 11/1/23	677,000	733
Saudi Arabian Oil Co. 1.625%, 11/24/25 144A	1,626,000	1,666
2.250%, 11/24/30 144A	1,626,000	1,655
3.250%, 11/24/50 144A	360,000	364
Suncor Energy, Inc. 3.100%, 5/15/25	2,211,000	2,421
Sunoco Logistics Partners Operations LP 3.450%, 1/15/23	252,000	263
4.000%, 10/1/27	1,156,000	1,264
Total Capital International 3.127%, 5/29/50	1,630,000	1,763
Transcontinental Gas Pipe Line Co. LLC 3.250%, 5/15/30	1,081,000	1,211
3.950%, 5/15/50	1,731,000	1,954
Valero Energy Corp. 1.200%, 3/15/24	1,065,000	1,075
The Williams Companies, Inc. 3.900%, 1/15/25	740,000	820

Total		90,324

Financial (10.9%)
AerCap Ireland Capital 4.625%, 7/1/22	466,000	490
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.150%, 2/15/24	2,150,000	2,253
3.500%, 5/26/22	994,000	1,028
3.950%, 2/1/22	550,000	566
4.875%, 1/16/24	1,033,000	1,127
6.500%, 7/15/25	2,107,000	2,518
Agree LP 2.900%, 10/1/30	778,000	826

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Ally Financial, Inc. 1.450%, 10/2/23	4,331,000	4,421
5.125%, 9/30/24	3,457,000	3,985
5.750%, 11/20/25	3,734,000	4,346
American International Group, Inc. 3.400%, 6/30/30	2,349,000	2,690
4.200%, 4/1/28	1,566,000	1,858
4.375%, 6/30/50	1,389,000	1,816
4.750%, 4/1/48	2,163,000	2,881
The Andrew W. Mellon Foundation 0.947%, 8/1/27	1,273,000	1,272
Arch Capital Group, Ltd. 3.635%, 6/30/50	1,385,000	1,609
Ares Capital Corporation 3.875%, 1/15/26	1,737,000	1,882
Asian Development Bank 0.625%, 4/7/22	4,022,000	4,044
Athene Holding, Ltd. 3.500%, 1/15/31	788,000	832
4.125%, 1/12/28	2,105,000	2,345
6.150%, 4/3/30	1,641,000	2,040
Banco Santander SA 2.746%, 5/28/25	2,000,000	2,135
2.749%, 12/3/30	1,600,000	1,651
3.490%, 5/28/30	1,000,000	1,121
Bank of America Corp.
0.810%, (US SOFR plus 0.740%), 10/24/24	5,599,000	5,651
0.981%, (US SOFR plus 0.910%), 9/25/25	4,714,000	4,764
1.197%, (US SOFR plus 1.010%), 10/24/26	10,311,000	10,446
1.319%, (US SOFR plus 1.150%), 6/19/26	4,709,000	4,808
1.898%, (US SOFR plus 1.530%), 7/23/31	4,778,000	4,825
1.922%, (US SOFR plus 1.370%), 10/24/31	1,747,000	1,769
2.015%, (ICE LIBOR USD 3 Month plus 0.640%), 2/13/26	533,000	558
2.456%, (ICE LIBOR USD 3 Month plus 0.870%), 10/22/25	2,893,000	3,083
2.496%, (ICE LIBOR USD 3 Month plus 0.990%), 2/13/31	2,935,000	3,115
2.592%, (US SOFR plus 2.150%), 4/29/31	3,372,000	3,613
3.004%, (ICE LIBOR USD 3 Month plus 0.790%), 12/20/23	5,545,000	5,839
3.093%, (ICE LIBOR USD 3 Month plus 1.090%), 10/1/25	3,963,000	4,289
3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	5,306,000	5,999
3.500%, 4/19/26	529,000	599
Barclays PLC 1.007%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.800%), 12/10/24	4,199,000	4,227
3.564%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 2.900%), 9/23/35	2,702,000	2,928
5.088%, (ICE LIBOR USD 3 Month plus 3.054%), 6/20/30	1,287,000	1,543
Brighthouse Financial, Inc. 4.700%, 6/22/47	2,546,000	2,685
Brookfield Finance, Inc. 4.350%, 4/15/30	531,000	636
The Charles Schwab Corp. 1.650%, 3/11/31	1,061,000	1,070

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
CI Financial Corp. 3.200%, 12/17/30	1,315,000	1,346
Citigroup, Inc. 0.776%, (US SOFR plus 0.686%), 10/30/24	3,590,000	3,613
3.200%, 10/21/26	2,717,000	3,036
Credit Suisse Group AG 2.193%, (US SOFR plus 2.044%), 6/5/26 144A	3,967,000	4,145
2.593%, (US SOFR plus 1.560%), 9/11/25 144A	734,000	772
2.997%, (3 Month LIBOR plus 1.200%), 12/14/23 144A	1,908,000	1,995
4.194%, (US SOFR plus 3.730%), 4/1/31 144A	4,633,000	5,447
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 6/9/23	1,719,000	1,851
Crown Castle International Corp. 3.300%, 7/1/30	890,000	996
4.000%, 3/1/27	522,000	599
Danske Bank A/S 1.171%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.030%), 12/11/23 144A	4,230,000	4,249
3.001%, (ICE LIBOR USD 3 Month plus 1.249%), 9/20/22 144A	5,186,000	5,268
3.244%, (ICE LIBOR USD 3 Month plus 1.591%), 12/20/25 144A	4,922,000	5,266
5.000%, 1/12/22 144A	2,560,000	2,672
Deutsche Bank AG 2.129%, (US SOFR plus 1.870%), 11/24/26	3,155,000	3,227
2.222%, (US SOFR plus 2.159%), 9/18/24	2,142,000	2,203
Equinix, Inc. 2.625%, 11/18/24	1,406,000	1,503
2.900%, 11/18/26	2,935,000	3,209
Federal Realty Investment Trust 3.950%, 1/15/24	1,657,000	1,801
Franklin Resources, Inc. 1.600%, 10/30/30	2,530,000	2,516
FS KKR Capital Corp. 3.400%, 1/15/26	3,649,000	3,626
GE Capital Funding, LLC 3.450%, 5/15/25 144A	1,232,000	1,360
4.400%, 5/15/30 144A	2,483,000	2,926
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	3,796,000	4,527
GLP Capital LP / GLP Financing II, Inc. 4.000%, 1/15/30	863,000	937
5.300%, 1/15/29	1,055,000	1,228
The Goldman Sachs Group, Inc. 0.627%, (US SOFR plus 0.538%), 11/17/23	8,678,000	8,713
1.093%, (US SOFR plus 0.789%), 12/9/26	2,122,000	2,143
6.750%, 10/1/37	1,769,000	2,704
Golub Capital BDC, Inc. 3.375%, 4/15/24	5,370,000	5,466
Healthpeak Properties, Inc. 2.875%, 1/15/31	916,000	987
Highwoods Realty LP 2.600%, 2/1/31	922,000	940
HSBC Holdings PLC 1.589%, (US SOFR plus 1.290%), 5/24/27	5,991,000	6,091

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
1.645%, (US SOFR plus 1.538%), 4/18/26	4,880,000	4,990
2.013%, (US SOFR plus 1.732%), 9/22/28	5,294,000	5,417
Inter American Development Bank 0.875%, 4/3/25	4,128,000	4,207
Intercontinental Exchange, Inc. 1.850%, 9/15/32	2,232,000	2,250
2.650%, 9/15/40	783,000	803
JPMorgan Chase & Co. 1.045%, (US SOFR plus 0.800%), 11/19/26	5,828,000	5,893
1.764%, (US SOFR plus 1.105%), 11/19/31	3,196,000	3,227
2.182%, (US SOFR plus 1.890%), 6/1/28	3,202,000	3,397
2.956%, (US SOFR plus 2.515%), 5/13/31	1,099,000	1,205
Kimco Realty Corp. 1.900%, 3/1/28	1,108,000	1,143
Landwirtschaftliche Rentenbank 0.500%, 5/27/25	6,403,000	6,424
Mid-America Apartments LP 1.700%, 2/15/31	985,000	981
3.600%, 6/1/27	160,000	181
3.750%, 6/15/24	2,450,000	2,669
3.950%, 3/15/29	1,049,000	1,229
4.000%, 11/15/25	1,278,000	1,447
4.300%, 10/15/23	1,071,000	1,168
Morgan Stanley 0.560%, (US SOFR plus 0.466%), 11/10/23	3,734,000	3,743
0.864%, (US SOFR plus 0.745%), 10/21/25	3,766,000	3,796
0.985%, (US SOFR plus 0.720%), 12/10/26	5,316,000	5,354
1.794%, (US SOFR plus 1.034%), 2/13/32	6,403,000	6,439
2.188%, (US SOFR plus 1.990%), 4/28/26	533,000	563
3.622%, (US SOFR plus 3.120%), 4/1/31	385,000	447
3.625%, 1/20/27	2,823,000	3,239
4.000%, 7/23/25	3,724,000	4,263
National Australia Bank, Ltd. 2.332%, 8/21/30 144A	2,946,000	2,993
Nationwide Financial Services, Inc. 3.900%, 11/30/49 144A	2,514,000	2,795
Nationwide Mutual Insurance Co. 4.350%, 4/30/50 144A	1,366,000	1,602
Nomura Holdings, Inc. 2.679%, 7/16/30	1,549,000	1,639
3.103%, 1/16/30	4,058,000	4,434
Owl Rock Capital Corp. 3.400%, 7/15/26	2,119,000	2,148
Realty Income Corp. 3.250%, 1/15/31	1,046,000	1,185
Regency Centers LP 2.950%, 9/15/29	2,269,000	2,424
Royal Bank of Scotland Group PLC 3.073%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.550%), 5/22/28	1,629,000	1,767
3.754%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 2.100%), 11/1/29	1,624,000	1,728
Santander Holdings USA, Inc. 3.244%, 10/5/26	2,397,000	2,614
3.400%, 1/18/23	767,000	806
3.450%, 6/2/25	4,491,000	4,911
4.400%, 7/13/27	1,204,000	1,375
4.500%, 7/17/25	240,000	272

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Santander UK Group Holdings PLC 1.532%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.250%), 8/21/26	7,002,000	7,106
Scentre Group Trust 1/2 3.625%, 1/28/26 144A	1,646,000	1,811
Societe Generale SA 1.488%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.100%), 12/14/26 144A	5,301,000	5,343
3.653%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 3.000%), 7/8/35 144A	1,372,000	1,485
Spirit Realty LP 3.200%, 2/15/31	2,472,000	2,625
3.400%, 1/15/30	1,257,000	1,363
4.000%, 7/15/29	602,000	677
4.450%, 9/15/26	125,000	141
Store Capital Corp. 2.750%, 11/18/30	1,848,000	1,878
4.500%, 3/15/28	3,942,000	4,486
4.625%, 3/15/29	1,332,000	1,545
Swedish Export Credit 0.750%, 4/6/23	5,616,000	5,675
Trust Fibrauno 4.869%, 1/15/30 144A	1,433,000	1,631
TrustCo Bank Corp. 6.390%, 1/15/50 144A	1,396,000	1,635
VEREIT Operating Partnership LP 2.200%, 6/15/28	1,119,000	1,144
2.850%, 12/15/32	783,000	818
3.400%, 1/15/28	1,108,000	1,223
Westpac Banking Corp. 2.668%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 1.750%), 11/15/35	3,699,000	3,811

Total		371,110

Health Care (0.0%)
Perrigo Finance PLC 4.900%, 12/15/44	893,000	996

Total		996

Industrial (1.8%)
Aviation Capital Group, LLC 5.500%, 12/15/24 144A	2,781,000	3,078
The Boeing Co. 3.250%, 2/1/28	2,259,000	2,420
3.625%, 2/1/31	1,732,000	1,898
3.750%, 2/1/50	1,183,000	1,242
5.805%, 5/1/50	703,000	970
Crowley Conro LLC 4.181%, 8/15/43	1,403,607	1,679
CSX Corp. 2.500%, 5/15/51	744,000	736
4.300%, 3/1/48	130,000	167
4.750%, 11/15/48	724,000	992
Deere & Co. 3.750%, 4/15/50	847,000	1,096

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Flex, Ltd. 4.875%, 5/12/30	2,797,000	3,361
General Electric Co. 3.450%, 5/1/27	3,111,000	3,512
3.625%, 5/1/30	1,593,000	1,820
4.350%, 5/1/50	836,000	1,015
5.875%, 1/14/38	170,000	230
Hutama Karya Persero PT 3.750%, 5/11/30 144A	1,219,000	1,362
John Deere Capital Corp. 0.550%, 7/5/22	3,196,000	3,211
1.200%, 4/6/23	2,461,000	2,510
Northrop Grumman Corp. 2.550%, 10/15/22	3,297,000	3,424
2.930%, 1/15/25	145,000	158
3.250%, 8/1/23	3,047,000	3,276
3.250%, 1/15/28	1,880,000	2,125
4.030%, 10/15/47	1,081,000	1,354
5.150%, 5/1/40	1,625,000	2,243
Republic Services, Inc. 1.750%, 2/15/32	2,237,000	2,241
Union Pacific Corp. 2.150%, 2/5/27	1,651,000	1,751
2.400%, 2/5/30	2,046,000	2,201
2.950%, 3/1/22	1,854,000	1,911
2.973%, 9/16/62 144A	268,000	279
3.150%, 3/1/24	884,000	956
3.250%, 2/5/50	2,626,000	2,988
3.750%, 2/5/70	330,000	398
United Technologies Corp. 3.650%, 8/16/23	209,000	225
3.950%, 8/16/25	1,502,000	1,722
4.450%, 11/16/38	1,396,000	1,758
Waste Management, Inc. 2.500%, 11/15/50	533,000	538

Total		60,847

Metals/Mining (0.0%)
Teck Resources, Ltd. 5.200%, 3/1/42	815,000	929

Total		929

Pipelines (0.2%)
Energy Transfer Operating LP 4.050%, 3/15/25	5,018,000	5,504
4.750%, 1/15/26	740,000	837
Sunoco Logistics Partners Operations LP 4.250%, 4/1/24	682,000	738

Total		7,079

Technology (2.1%)
Activision Blizzard, Inc. 2.500%, 9/15/50	1,288,000	1,256
Apple, Inc. 2.550%, 8/20/60	2,445,000	2,509
2.650%, 5/11/50	2,573,000	2,725
4.250%, 2/9/47	751,000	1,023

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Technology continued
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 1/15/27	2,525,000	2,837
Broadcom, Inc. 3.150%, 11/15/25	5,849,000	6,382
4.150%, 11/15/30	3,313,000	3,830
4.250%, 4/15/26	1,790,000	2,051
4.700%, 4/15/25	2,626,000	3,009
Dell International LLC / EMC Corp. 4.900%, 10/1/26 144A	533,000	629
5.300%, 10/1/29 144A	1,065,000	1,304
6.100%, 7/15/27 144A	1,060,000	1,317
Fiserv, Inc.
3.200%, 7/1/26	1,790,000	2,005
3.500%, 7/1/29	517,000	590
HP, Inc. 2.200%, 6/17/25	3,356,000	3,552
Intel Corp. 4.600%, 3/25/40	266,000	351
International Business Machines Corp.
3.300%, 5/15/26	622,000	703
4.150%, 5/15/39	260,000	329
KLA-Tencor Corp. 3.300%, 3/1/50	1,417,000	1,596
Micron Technology, Inc. 2.497%, 4/24/23	3,303,000	3,442
Microsoft Corp. 2.675%, 6/1/60	826,000	893
4.100%, 2/6/37	1,055,000	1,383
NVIDIA Corp. 2.850%, 4/1/30	575,000	647
3.500%, 4/1/50	4,512,000	5,463
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.150%, 5/1/27 144A	1,795,000	1,978
3.875%, 6/18/26 144A	4,256,000	4,872
4.300%, 6/18/29 144A	1,396,000	1,663
Oracle Corp. 2.625%, 2/15/23	1,380,000	1,444
2.800%, 4/1/27	3,186,000	3,512
2.950%, 11/15/24	740,000	805
3.800%, 11/15/37	751,000	906
3.850%, 4/1/60	1,758,000	2,157
4.000%, 11/15/47	1,603,000	1,977
Texas Instruments, Inc. 1.375%, 3/12/25	1,321,000	1,370

Total		70,510

Utilities (2.6%)
AES Corp. 1.375%, 1/15/26 144A	2,248,000	2,268
Black Hills Corp. 3.050%, 10/15/29	1,278,000	1,393
3.875%, 10/15/49	938,000	1,095
CenterPoint Energy Houston Electric LLC 2.900%, 7/1/50	507,000	549
CenterPoint Energy Resources Corp. 4.100%, 9/1/47	1,023,000	1,252
CenterPoint Energy, Inc. 2.500%, 9/1/22	213,000	220
2.500%, 9/1/24	2,275,000	2,419
2.950%, 3/1/30	890,000	968

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Consumers Energy Co. 2.500%, 5/1/60	884,000	886
DTE Electric Co. 2.950%, 3/1/50	2,307,000	2,566
DTE Energy Co. 1.050%, 6/1/25	2,125,000	2,148
2.529%, 10/1/24	282,000	300
2.950%, 3/1/30	1,396,000	1,523
3.800%, 3/15/27	2,104,000	2,416
Duke Energy Progress LLC 2.500%, 8/15/50	1,273,000	1,279
Entergy Arkansas LLC 2.650%, 6/15/51	1,396,000	1,428
Entergy Texas, Inc. 1.750%, 3/15/31	1,412,000	1,415
Evergy, Inc. 2.250%, 6/1/30	1,369,000	1,450
2.450%, 9/15/24	1,950,000	2,067
2.900%, 9/15/29	1,385,000	1,517
3.450%, 4/15/50	2,280,000	2,680
Exelon Corp. 4.700%, 4/15/50	2,024,000	2,687
FEL Energy VI SARL 5.750%, 12/1/40 144A	1,062,000	1,130
Interstate Power & Light Co. 3.500%, 9/30/49	799,000	917
ITC Holdings Corp. 2.700%, 11/15/22	2,109,000	2,195
Metropolitan Edison Co. 4.300%, 1/15/29 144A	2,333,000	2,639
MidAmerican Energy Co. 3.650%, 8/1/48	1,108,000	1,352
Mississippi Power Co. 3.950%, 3/30/28	2,573,000	2,998
4.250%, 3/15/42	1,545,000	1,859
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	1,705,000	1,787
2.750%, 5/1/25	1,680,000	1,817
Pacific Gas & Electric Co. 2.100%, 8/1/27	3,074,000	3,119
2.500%, 2/1/31	2,877,000	2,882
3.150%, 1/1/26	744,000	793
3.300%, 12/1/27	2,734,000	2,918
3.300%, 8/1/40	698,000	695
3.950%, 12/1/47	1,668,000	1,723
4.500%, 7/1/40	533,000	594
4.550%, 7/1/30	2,333,000	2,656
Pennsylvania Electric Co. 3.250%, 3/15/28 144A	884,000	942
PPL Capital Funding, Inc. 3.100%, 5/15/26	2,536,000	2,798
3.400%, 6/1/23	295,000	313
4.125%, 4/15/30	2,711,000	3,242
5.000%, 3/15/44	852,000	1,098
Public Service Electric & Gas Co. 2.050%, 8/1/50	431,000	404
2.700%, 5/1/50	2,317,000	2,444
Southern California Edison Co. 2.850%, 8/1/29	1,065,000	1,158

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (32.2%)	Shares/ Par+	Value $ (000’s)

Utilities continued
4.125%, 3/1/48	1,167,000	1,390
4.650%, 10/1/43	501,000	620
Southern Co. Gas Capital Corp. 1.750%, 1/15/31	2,131,000	2,143
Trans-Allegheny Interstate Line Co. 3.850%, 6/1/25 144A	735,000	803
Virginia Electric & Power Co. 2.450%, 12/15/50	954,000	955
WEC Energy Group, Inc. 1.375%, 10/15/27	2,344,000	2,382

Total		87,292

Total Corporate Bonds
(Cost: $1,037,227)		1,096,847

Governments (30.3%)

Governments (30.3%)
Abu Dhabi Government International Bond 2.500%, 4/16/25 144A	6,080,000	6,495
Bermuda Government International Bond 3.375%, 8/20/50 144A	1,205,000	1,298
Japan Bank for International Cooperation 1.750%, 10/17/24	2,974,000	3,115
Mexico Government International Bond 4.350%, 1/15/47	1,156,000	1,318
Philippines Government International Bond 2.650%, 12/10/45	3,173,000	3,213
Republic of Indonesia 4.450%, 4/15/70	1,594,000	1,950
Republic of Paraguay 4.950%, 4/28/31 144A	656,000	793
5.400%, 3/30/50 144A	1,614,000	2,042
Republic of Peru 1.862%, 12/1/32	1,059,000	1,068
2.392%, 1/23/26	2,802,000	2,988
3.230%, 7/28/21	417,000	416
State of Israel 3.375%, 1/15/50	1,173,000	1,297
4.500%, 4/3/20	200,000	265
United Mexican States 2.659%, 5/24/31	4,976,000	5,093
3.771%, 5/24/61	905,000	943
3.900%, 4/27/25	513,000	575
4.500%, 4/22/29	4,793,000	5,627
4.600%, 2/10/48	1,173,000	1,375
4.750%, 3/8/44	1,384,000	1,645
US Treasury 0.125%, 5/31/22 b	10,084,000	10,086
0.125%, 6/30/22 b	11,990,000	11,991
0.125%, 7/31/22 b	13,050,000	13,052
0.125%, 8/31/22	54,199,000	54,201
0.125%, 9/30/22	42,771,000	42,771
0.125%, 10/31/22 b	22,604,000	22,607
0.125%, 11/30/22 b	13,441,000	13,442
0.125%, 12/31/22	32,552,000	32,553
0.125%, 9/15/23	56,369,000	56,325
0.125%, 10/15/23 b	21,915,000	21,898
0.125%, 12/15/23	89,621,000	89,509
0.250%, 6/15/23 b	10,365,000	10,391
0.250%, 11/15/23	25,909,000	25,980

Governments (30.3%)	Shares/ Par+	Value $ (000’s)

Governments continued
0.250%, 8/31/25 b	13,605,000	13,558
0.250%, 9/30/25 b	18,471,000	18,397
0.375%, 4/30/25 b	20,698,000	20,770
0.375%, 11/30/25 b	20,378,000	20,402
0.375%, 12/31/25	56,467,000	56,498
0.500%, 10/31/27 b	6,511,000	6,457
0.625%, 12/31/27 b	11,371,000	11,353
0.875%, 11/15/30	36,747,000	36,604
1.125%, 5/15/40	65,550,000	62,129
1.125%, 8/15/40	65,016,000	61,450
1.250%, 5/15/50 b	9,266,000	8,387
1.375%, 11/15/40 b	15,935,000	15,728
1.375%, 8/15/50	50,264,000	46,965
1.375%, 1/31/21	50,684,000	50,730
1.375%, 5/31/21	58,323,000	58,624
1.625%, 11/15/50 b	18,535,000	18,425
2.125%, 5/15/22 b	1,763,000	1,811
2.250%, 4/30/21 b	15,316,000	15,422
2.500%, 2/15/45 b	8,338,000	9,925
2.875%, 5/15/43	28,794,000	36,339
3.125%, 5/15/21 b	14,286,000	14,442

Total		1,030,738

Total Governments
(Cost: $1,032,381)		1,030,738

Municipal Bonds (0.4%)

Municipal Bonds (0.4%)
County of Clark Department of Aviation 6.820%, 7/1/45 RB	1,780,000	2,951
Los Angeles Community College District, Series 2010-E 6.750%, 8/1/49 GO	1,130,000	2,031
North Texas Tollway Authority, Series 2009-B 6.718%, 1/1/49 RB	1,950,000	3,381
The Ohio State University 4.800%, 6/1/11 RB	1,070,000	1,556
Port Authority of New York & New Jersey 4.458%, 10/1/62 RB	3,110,000	4,137
The University of Texas System 2.439%, 8/15/49 RB	925,000	939

Total Municipal Bonds
(Cost: $12,173)		14,995

Structured Products (42.4%)

Asset Backed Securities (9.9%)
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A2A 1.100%, 3/20/23	451,713	453
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A2A 0.600%, 12/18/23	4,884,901	4,893
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class A3 0.530%, 6/18/25	2,928,000	2,935
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A 3.070%, 9/20/23 144A	1,041,000	1,075

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A 2.360%, 3/20/26 144A	2,099,000	2,188
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A 2.020%, 2/20/27 144A	4,869,000	4,960
BA Credit Card Trust, Series 2020-A1, Class A1 0.340%, 5/15/26	3,000,000	3,004
Capital One Multi-Asset Execution Trust Series 2016-A2, Class A2 1.334%, (ICE LIBOR USD 1 Month plus 0.630%), 2/15/24	4,595,000	4,603
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7 1.116%, (ICE LIBOR USD 1 Month plus 0.510%), 9/16/24	2,743,000	2,754
College Ave Student Loans LLC, Series 2017- A, Class A1 2.597%, (ICE LIBOR USD 1 Month plus 1.650%), 11/26/46 144A	1,373,249	1,394
College Avenue Student Loans LLC, Series 2018-A, Class A2 4.130%, 12/26/47 144A	1,074,773	1,140
College Avenue Student Loans LLC, Series 2019-A, Class A2 3.280%, 12/28/48 144A	2,065,386	2,162
Ford Credit Auto Owner Trust, Series 2018-1, Class A 3.190%, 7/15/31 144A	5,209,000	5,724
Ford Credit Auto Owner Trust, Series 2018-2, Class A 3.470%, 1/15/30 144A	5,875,000	6,300
Ford Credit Auto Owner Trust, Series 2019- REV1, Class A 3.520%, 7/15/30 144A	6,576,000	7,172
Ford Credit Auto Owner Trust, Series 2020-1, Class A 2.040%, 8/15/31 144A	7,340,000	7,738
Ford Credit Auto Owner Trust, Series 2020-2, Class A 1.040%, 8/15/24	2,733,000	2,766
1.060%, 4/15/33 144A	7,887,000	7,963
Ford Credit Auto Owner Trust, Series 2020-B, Class A3 0.620%, 8/15/23	5,966,000	5,991
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class A1 0.700%, 9/15/25	7,971,000	8,027
Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A 1.060%, 9/15/27	11,392,000	11,557
GM Financial Automobile Leasing Trust, Series 2020-2, Class A4 1.010%, 7/22/24	617,000	625
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A 0.690%, 10/15/25 144A	2,457,000	2,471
Navient Private Education Refi Loan Trust, Series 2018-C, Class A2 3.520%, 6/16/42 144A	624,682	637

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A 4.000%, 12/15/59 144A	5,224,243	5,539
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	5,411,140	5,659
Navient Private Education Refi Loan Trust, Series 2019-C, Class A2 3.130%, 2/15/68 144A	3,578,000	3,686
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	5,542,000	5,796
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B 1.202%, (ICE LIBOR USD 1 Month plus 1.050%), 12/15/59 144A	2,490,000	2,503
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A 2.460%, 11/15/68 144A	4,048,000	4,238
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2B 1.605%, (ICE LIBOR USD 1 Month plus 0.900%), 11/15/68 144A	2,623,000	2,626
Navient Private Education Refi Loan Trust, Series 2020-BA, Class A2 2.120%, 1/15/69 144A	2,369,000	2,433
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A 1.690%, 5/15/69 144A	2,111,897	2,152
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	5,387,637	5,428
Navient Student Loan Trust, Series 2016-3A, Class A2 1.797%, (ICE LIBOR USD 1 Month plus 0.850%), 6/25/65 144A	16,764	17
Navient Student Loan Trust, Series 2016-AA, Class A2B 2.855%, (ICE LIBOR USD 1 Month plus 2.150%), 12/15/45 144A	1,054,180	1,079
Navient Student Loan Trust, Series 2018-BA, Class A2A 3.610%, 12/15/59 144A	2,026,611	2,113
Navient Student Loan Trust, Series 2019 EA, Class A2 4.000%, 12/15/59 144A	2,507,119	2,596
Navient Student Loan Trust, Series 2019-BA, Class A2A 3.390%, 12/15/59 144A	4,423,000	4,636
Navient Student Loan Trust, Series 2019-FA, Class A2 2.600%, 8/15/68 144A	6,457,000	6,669
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	2,876,901	2,946
Navient Student Loan Trust, Series 2020-2A, Class A1A 1.320%, 8/26/69 144A	5,350,794	5,359

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Navient Student Loan Trust, Series 2020-2A, Class A1B 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 8/26/69 144A	2,913,948	2,929
Navient Student Loan Trust, Series 2020-EA, Class A 1.690%, 5/15/69 144A	480,262	490
Navient Student Loan Trust, Series 2020-FA, Class A 1.220%, 7/15/69 144A	1,130,245	1,141
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	5,110,000	5,162
Navient Student Loan Trust, Series 2020-IA, Class A1A 1.330%, 4/15/69 144A	10,178,000	10,191
Nelnet Student Loan Trust, Series 2004-3, Class A5 1.974%, (ICE LIBOR USD 3 Month plus 0.180%), 10/27/36	638,206	628
Nelnet Student Loan Trust, Series 2004-4, Class A5 1.954%, (ICE LIBOR USD 3 Month plus 0.160%), 1/25/37	3,367,199	3,333
Nelnet Student Loan Trust, Series 2005-1, Class A5 1.904%, (ICE LIBOR USD 3 Month plus 0.110%), 10/25/33	9,777,199	9,525
Nelnet Student Loan Trust, Series 2005-2, Class A5 1.295%, (ICE LIBOR USD 3 Month plus 0.100%), 3/23/37	9,467,758	9,182
Nelnet Student Loan Trust, Series 2005-3, Class A5 1.315%, (ICE LIBOR USD 3 Month plus 0.120%), 12/24/35	7,278,173	7,167
Nelnet Student Loan Trust, Series 2005-4, Class A4 1.375%, (ICE LIBOR USD 3 Month plus 0.180%), 3/22/32	1,220,082	1,159
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2A 0.620%, 5/15/23	4,497,403	4,501
Santander Drive Auto Receivables Trust, Series 2020-3, Class A3 0.520%, 7/15/24	2,198,000	2,203
Santander Drive Auto Receivables Trust, Series 2020-4, Class A3 0.480%, 7/15/24	2,009,000	2,015
Santander Retail Auto Lease Trust, Series 2020-1, Class A3 2.030%, 2/15/24	1,231,000	1,248
Santander Revolving Auto Loan Trust, Series 2019-A, Class A 2.510%, 1/26/32 144A	6,604,000	7,021
SLC Student Loan Trust, Series 2008-1, Class A4A 2.341%, (ICE LIBOR USD 3 Month plus 1.600%), 12/15/32	1,628,537	1,662

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SLM Student Loan Trust, Series 2003-1, Class A5C 1.491%, (ICE LIBOR USD 3 Month plus 0.750%), 12/15/32 144A	1,369,325	1,303
SLM Student Loan Trust, Series 2007-2, Class A4 1.854%, (ICE LIBOR USD 3 Month plus 0.060%), 7/25/22	4,541,632	4,374
SLM Student Loan Trust, Series 2012-1, Class A3 1.897%, (ICE LIBOR USD 1 Month plus 0.950%), 9/25/28	5,739,667	5,585
SLM Student Loan Trust, Series 2012-2, Class A 1.647%, (ICE LIBOR USD 1 Month plus 0.700%), 1/25/29	4,973,980	4,743
SLM Student Loan Trust, Series 2012-6, Class A3 1.697%, (ICE LIBOR USD 1 Month plus 0.750%), 5/26/26	2,202,014	2,171
SMB Private Education Loan Trust, Series 2016-A, Class A2A 2.700%, 5/15/31 144A	3,072,367	3,176
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430%, 2/17/32 144A	1,528,863	1,572
SMB Private Education Loan Trust, Series 2016-B, Class A2B 2.155%, (ICE LIBOR USD 1 Month plus 1.450%), 2/17/32 144A	4,176,067	4,240
SMB Private Education Loan Trust, Series 2016-C, Class A2B 1.805%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	1,637,088	1,650
SMB Private Education Loan Trust, Series 2017-A, Class A2B 1.605%, (ICE LIBOR USD 1 Month plus 0.900%), 9/15/34 144A	1,230,749	1,235
SMB Private Education Loan Trust, Series 2017-B, Class A2B 1.455%, (ICE LIBOR USD 1 Month plus 0.750%), 10/15/35 144A	1,032,478	1,032
SMB Private Education Loan Trust, Series 2018-C, Class A2A 3.630%, 11/15/35 144A	1,866,184	2,020
SMB Private Education Loan Trust, Series 2019-A, Class A2A 3.440%, 7/15/36 144A	8,474,056	8,968
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	5,933,198	5,953
SMB Private Education Loan Trust, Series 2020-PTA, Class A2A 1.600%, 9/15/54 144A	5,372,000	5,429
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	14,006,000	14,137
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 2.760%, 12/26/36 144A	745,453	757

The Accompanying Notes are an Integral Part of the Financial Statements.

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Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SoFi Professional Loan Program LLC, Series 2016-D, Class A1 1.897%, (ICE LIBOR USD 1 Month plus 0.950%), 1/25/39 144A	136,263	137
SoFi Professional Loan Program LLC, Series 2016-E, Class A1 1.797%, (ICE LIBOR USD 1 Month plus 0.850%), 7/25/39 144A	229,224	229
SoFi Professional Loan Program LLC, Series 2017-A, Class A1 1.647%, (ICE LIBOR USD 1 Month plus 0.700%), 3/26/40 144A	283,809	284
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX 2.650%, 9/25/40 144A	196,045	202
SoFi Professional Loan Program LLC, Series 2017-E, Class A1 1.447%, (ICE LIBOR USD 1 Month plus 0.500%), 11/26/40 144A	151,434	151
SoFi Professional Loan Program LLC, Series 2017-E, Class A2B 2.720%, 11/26/40 144A	3,913,041	3,981
SoFi Professional Loan Program LLC, Series 2018-A, Class A2B 2.950%, 2/25/42 144A	1,448,566	1,479
SoFi Professional Loan Program LLC, Series 2018-B, Class A2FX 3.340%, 8/26/47 144A	4,169,007	4,291
SoFi Professional Loan Program LLC, Series 2020-A, Class A2FX 2.540%, 5/15/46 144A	6,586,000	6,805
SoFi Professional Loan Program LLC, Series 2020-C-Class AFX 1.950%, 2/15/46 144A	4,418,825	4,514
Triton Container Finance VIII LLC, Series 2020-1A, Class A 2.110%, 9/20/45 144A	2,480,149	2,509
Verizon Owner Trust, Series 2019-C, Class A1A 1.940%, 4/22/24	1,621,000	1,656
Verizon Owner Trust, Series 2020-A, Class A1A 1.850%, 7/22/24	5,496,000	5,628
Verizon Owner Trust, Series 2020-C, Class A 0.410%, 4/21/25	2,321,000	2,325

Total		336,100

Mortgage Securities (32.5%)
Angel Oak Mortgage Trust I LLC, Series 2020-2, Class A1A 2.531%, (AFC), 1/26/65 144A	2,926,133	3,003
Angel Oak Mortgage Trust I LLC, Series 2020-5, Class A1 1.373%, (AFC), 5/25/65 144A	1,177,035	1,185
Angel Oak Mortgage Trust LLC, Series 2019- 2, Class A1 3.628%, (AFC), 3/25/49 144A	935,717	957
Benchmark Mortgage Trust, Series 2018-B1, Class ASB 3.602%, (AFC), 1/15/51	412,000	461

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Benchmark Mortgage Trust, Series 2020-B22, Class A5 1.973%, 1/15/54	2,723,000	2,814
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1 3.613%, (AFC), 10/26/48 144A	1,353,907	1,368
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 2.879%, (AFC), 7/25/49 144A	2,363,641	2,435
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 2.724%, (AFC), 11/25/59 144A	2,729,254	2,799
CD Commercial Mortgage Trust, Series 2017- CD6, Class ASB 3.332%, 11/13/50	2,821,000	3,116
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A1 1.964%, 6/15/50	66,710	67
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB 3.367%, 6/15/50	1,226,000	1,337
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-P5, Class A1 1.410%, 10/10/49	24,154	24
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class ASB 3.121%, 6/10/50	694,000	755
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-CD4, Class ASB 3.317%, 5/10/50	1,173,000	1,283
Citigroup Mortgage Loan Trust, Series 2005- 1, Class 3A1 6.500%, 4/25/35	127,181	134
COLT Funding LLC, Series 2019-4, Class A1 2.579%, (AFC), 11/25/49 144A	1,921,425	1,946
COLT Mortgage Loan Trust, Series 2019-1, Class A1 3.705%, (AFC), 3/25/49 144A	750,620	758
COLT Mortgage Loan Trust, Series 2019-2, Class A1 3.337%, (AFC), 5/25/49 144A	1,387,173	1,395
COLT Mortgage Loan Trust, Series 2020-2, Class A1 1.853%, (AFC), 3/25/65 144A	2,137,468	2,163
Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A4 3.101%, 3/10/46	4,482,000	4,647
Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A4 3.420%, 8/10/47	2,348,000	2,495
Commercial Mortgage Trust, Series 2015- LC21, Class A4 3.708%, 7/10/48	980,000	1,096
Commercial Mortgage Trust, Series 2015- LC23, Class A3 3.521%, 10/10/48	1,248,000	1,359
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4 3.504%, 6/15/57	1,424,000	1,567

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4 3.807%, 11/15/48	1,085,000	1,223
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A4 2.763%, 9/15/52	1,547,000	1,671
Federal Home Loan Bank 3.500%, 11/1/49	8,153,415	8,646
Federal Home Loan Mortgage Corp. 2.000%, 1/1/36	4,287,000	4,483
3.000%, 2/1/50	554,489	591
3.500%, 4/1/49	2,596,246	2,867
3.500%, 8/1/49	2,529,574	2,776
4.000%, 1/1/35	76,590	85
4.000%, 1/1/36	137,471	151
4.000%, 10/1/36	920,320	1,005
4.000%, 3/1/37	449,382	500
4.000%, 8/1/38	5,022,703	5,392
4.000%, 1/1/48	780,382	865
4.000%, 11/1/48	6,018,736	6,592
4.000%, 7/1/49	29,213,725	32,122
4.500%, 6/1/39	101,709	114
4.500%, 7/1/39	132,286	153
4.500%, 11/1/48	3,123,340	3,466
4.500%, 3/1/49	1,372,661	1,537
4.500%, 8/1/49	12,886,129	14,299
5.000%, 5/1/48	4,027,421	4,615
5.000%, 3/1/49	8,390,547	9,510
Federal Home Loan Mortgage Corp., Series 2012-264, Class 30 3.000%, 7/15/42	5,875,004	6,263
Federal Home Loan Mortgage Corp., Series 2015-343, Class F4 2.852%, (ICE LIBOR USD 1 Month plus 0.350%), 10/15/37	1,458,730	1,468
Federal Home Loan Mortgage Corp., Series 2017-4742, Class PA 3.000%, 10/15/47	5,931,805	6,211
Federal Home Loan Mortgage Corp., Series 2018-4767, Class KA 3.000%, 3/15/48	1,685,305	1,823
Federal Home Loan Mortgage Corp., Series 2018-4786, Class DP 4.500%, 7/15/42	98,172	98
Federal Home Loan Mortgage Corp., Series 2439, Class LH 6.000%, 4/15/32	284,322	328
Federal Home Loan Mortgage Corp., Series 4205, Class PA 1.750%, 5/15/43	1,626,551	1,678
Federal Home Loan Mortgage Corp., Series 4426, Class QC 1.750%, 7/15/37	2,781,957	2,879
Federal Home Loan Mortgage Corp., Series 4705, Class A 4.500%, 9/15/42	1,122,940	1,157
Federal Home Loan Mortgage Corp., Series 4763, Class CA 3.000%, 9/15/38	733,259	794

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4880, Class DA 3.000%, 5/15/50	3,577,216	3,851
Federal Home Loan Mortgage Corp., Series 4897, Class F 1.055%, (ICE LIBOR USD 1 Month plus 0.350%), 12/15/48	642,744	645
Federal Home Loan Mortgage Corp., Series 4988, Class AF 0.540%, (ICE LIBOR USD 1 Month plus 0.350%), 10/15/37	7,910,271	7,955
Federal National Mortgage Association 2.000%, 1/1/36	19,047,000	19,920
2.500%, 12/1/35	9,559,000	10,260
2.500%, 9/1/50	19,690,513	20,980
2.500%, 10/1/50	19,053,343	20,324
2.661%, (ICE LIBOR USD 12 Month plus 1.585%), 1/1/46	6,507,076	6,750
2.746%, (ICE LIBOR USD 12 Month plus 1.579%), 6/1/45	1,799,890	1,868
3.000%, 1/1/43	3,650,779	3,900
3.000%, 2/1/50	348,251	371
3.000%, 6/1/50	13,753,780	14,464
3.500%, 9/1/32	3,333,393	3,536
3.500%, 6/1/49	833,952	887
3.500%, 11/1/49	13,595,794	14,410
4.000%, 9/1/33	1,757,123	1,880
4.000%, 12/1/36	155,719	172
4.000%, 10/1/37	1,021,635	1,115
4.000%, 5/1/38	292,079	314
4.000%, 9/1/45	869,565	983
4.000%, 1/1/46	3,905,148	4,414
4.000%, 10/1/46	244,500	265
4.000%, 12/1/46	1,752,199	1,904
4.000%, 1/1/47	2,455,058	2,653
4.000%, 2/1/47	2,660,770	2,951
4.000%, 4/1/47	1,050,442	1,161
4.000%, 9/1/47	1,340,503	1,454
4.000%, 10/1/47	1,631,313	1,794
4.000%, 11/1/47	2,511,708	2,720
4.000%, 3/1/48	9,366,398	10,551
4.000%, 7/1/48	12,845,640	14,083
4.000%, 9/1/48	3,131,960	3,431
4.000%, 10/1/48	2,648,855	2,890
4.000%, 11/1/48	2,807,391	3,085
4.000%, 12/1/48	2,037,648	2,295
4.000%, 2/1/49	3,930,005	4,352
4.000%, 3/1/49	1,225,125	1,332
4.000%, 4/1/49	1,814,215	1,977
4.000%, 5/1/49	10,540,708	11,801
4.000%, 6/1/49	2,354,120	2,559
4.000%, 12/1/49	6,081,109	6,832
4.500%, 5/1/34	60,106	67
4.500%, 6/1/41	123,017	141
4.500%, 3/1/43	1,626,840	1,871
4.500%, 3/1/44	1,238,606	1,425
4.500%, 10/1/45	2,527,733	2,908
4.500%, 2/1/46	70,863	79
4.500%, 3/1/48	676,708	747
4.500%, 4/1/48	1,607,447	1,774

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
4.500%, 5/1/48	923,566	1,020
4.500%, 6/1/48	1,022,271	1,172
4.500%, 7/1/48	3,054,734	3,440
4.500%, 8/1/48	5,360,022	5,998
4.500%, 10/1/48	13,155,231	14,606
4.500%, 11/1/48	1,435,139	1,647
4.500%, 1/1/49	8,434,301	9,439
4.500%, 2/1/49	4,566,403	5,100
4.500%, 4/1/49	1,496,800	1,657
4.500%, 5/1/49	4,189,847	4,560
4.500%, 6/1/49	3,783,959	4,233
4.500%, 7/1/49	9,193,081	10,249
4.500%, 8/1/49	3,374,109	3,775
4.500%, 3/1/50	3,952,616	4,427
4.500%, 4/1/50	3,544,818	4,064
4.500%, 1/1/59	6,146,454	7,061
5.000%, 7/1/44	207,971	234
5.000%, 9/1/48	3,236,313	3,640
5.000%, 10/1/48	816,381	927
5.000%, 12/1/48	2,750,460	3,077
5.000%, 1/1/49	4,608,633	5,192
5.000%, 6/1/49	18,150,914	20,712
5.000%, 8/1/49	38,060,345	43,953
5.000%, 11/1/49	3,858,693	4,351
5.500%, 12/1/48	2,801,852	3,209
5.500%, 6/1/49	7,471,760	8,739
Federal National Mortgage Association, Series 2012-151, Class NX 1.500%, 1/25/43	2,078,600	2,147
Federal National Mortgage Association, Series 2013-11, Class AP 1.500%, 1/25/43	5,526,050	5,652
Federal National Mortgage Association, Series 2013-30, Class CA 1.500%, 4/25/43	664,822	680
Federal National Mortgage Association, Series 2013-43, Class BP 1.750%, 5/25/43	2,286,824	2,379
Federal National Mortgage Association, Series 2014-73, Class MA 2.500%, 11/25/44	1,437,176	1,531
Federal National Mortgage Association, Series 2015-84, Class PA 1.700%, 8/25/33	6,999,931	7,247
Federal National Mortgage Association, Series 2016-48, Class MA 2.000%, 6/25/38	7,122,340	7,450
Federal National Mortgage Association, Series 2016-57, Class PC 1.750%, 6/25/46	13,279,307	13,834
Federal National Mortgage Association, Series 2017-13, Class PA 3.000%, 8/25/46	2,367,160	2,498
Federal National Mortgage Association, Series 2017-42, Class H 3.000%, 11/25/43	1,671,394	1,729
Federal National Mortgage Association, Series 2017-M7, Class A2 2.961%, (AFC), 2/25/27	1,075,000	1,201

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2018-14, Class KC 3.000%, 3/25/48	4,111,036	4,429
Federal National Mortgage Association, Series 2018-15, Class AB 3.000%, 3/25/48	876,683	948
Federal National Mortgage Association, Series 2018-8, Class KL 2.500%, 3/25/47	2,972,523	3,105
Federal National Mortgage Association, Series 2019-25, Class PA 3.000%, 5/25/48	4,527,656	4,890
Federal National Mortgage Association, Series 2019-35, Class A 3.000%, 7/25/49	2,053,641	2,180
Federal National Mortgage Association, Series 414, Class A35 3.500%, 10/25/42	4,821,301	5,135
GCAT LLC, Series 2019-NQM1, Class A1 2.985%, (AFC), 2/25/59 144A	846,439	863
Government National Mortgage Association 3.500%, 1/20/48	2,581,191	2,851
4.000%, 6/20/47	23,088,880	24,917
4.000%, 3/20/48	751,082	818
4.000%, 4/20/48	5,512,760	5,998
4.000%, 5/20/48	7,261,300	7,810
4.000%, 5/20/49	1,489,024	1,626
4.000%, 6/20/49	4,816,663	5,261
4.000%, 7/20/49	3,699,925	4,041
4.500%, 8/15/47	586,772	651
4.500%, 6/20/48	4,853,200	5,251
4.500%, 2/20/49	4,039,092	4,502
4.500%, 3/20/49	598,822	655
4.500%, 4/20/49	1,107,005	1,213
4.500%, 5/20/49	2,937,761	3,225
5.000%, 12/20/39	92,114	105
5.000%, 11/20/45	195,840	218
5.000%, 3/20/48	6,810,020	7,535
5.000%, 5/20/48	3,574,757	3,910
5.000%, 6/20/48	10,740,488	11,746
5.000%, 7/20/48	2,378,269	2,610
5.000%, 8/20/48	3,746,513	4,097
5.000%, 12/20/48	2,759,524	3,018
5.000%, 1/20/49	4,135,319	4,689
5.000%, 2/20/49	688,297	768
5.000%, 3/20/49	1,008,919	1,125
Government National Mortgage Association TBA 2.000%, 1/21/51	26,200,000	27,394
2.000%, 2/20/51	49,300,000	51,465
2.500%, 2/20/51	14,800,000	15,634
2.500%, 3/18/51	15,100,000	15,922
Government National Mortgage Association, Series 2012-141, Class WA 4.526%, 11/16/41	670,870	752
Government National Mortgage Association, Series 2017-167, Class BQ 2.500%, 8/20/44	2,696,152	2,797
Government National Mortgage Association, Series 2018-11, Class PC 2.750%, 12/20/47	5,044,113	5,260

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Government National Mortgage Association, Series 2019-31, Class JC 3.500%, 3/20/49	2,136,619	2,261
Government National Mortgage Association, Series 2019-32, Class NA 3.500%, 9/20/49	3,685,638	3,881
GS Mortgage Securities Trust, Series 2014- GC18, Class A3 3.801%, 1/10/47	947,075	985
GS Mortgage Securities Trust, Series 2014- GC18, Class A4 4.074%, 1/10/47	3,116,000	3,379
GS Mortgage Securities Trust, Series 2015- GC34, Class A4 3.506%, 10/10/48	1,802,000	2,006
GS Mortgage Securities Trust, Series 2020- GSA2, Class A4 1.721%, 12/12/53	2,721,000	2,744
GS Mortgage Securities Trust, Series 2020- GSA2, Class A5 2.012%, 12/12/53	2,177,000	2,241
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010- 1, Class A1 5.314%, 1/25/51 144A	3,372,457	3,647
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4 3.669%, 9/15/47	1,323,000	1,425
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3 2.912%, 10/15/48	5,537,242	5,844
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class ASB 3.282%, 7/15/50	1,306,000	1,427
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class ASB 3.491%, 3/15/50	463,000	506
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class ASB 4.145%, 6/15/51	1,453,000	1,674
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1 5.250%, 12/25/24	76,455	78
Mello Warehouse Securitization Trust 2018-1, Series 2, Class A 0.953%, (ICE LIBOR USD 1 Month plus 0.800%), 11/25/53 144A	3,220,000	3,222
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4 3.249%, 2/15/48	434,000	471
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 3.600%, (AFC), 4/25/49 144A	1,071,270	1,079
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1 2.492%, (AFC), 9/25/59 144A	1,792,187	1,825
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1 4.500%, 10/25/20	2,120	1

Structured Products (42.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
SG Residential Mortgage Trust, Series 2019- 3, Class A1 2.703%, (AFC), 9/25/59 144A	1,645,814	1,668
Starvest Emerging Markets CBO I, Series 2020-INV1, Class A1 1.027%, (AFC), 11/25/55	2,369,000	2,369
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1 2.610%, (AFC), 9/27/49 144A	2,017,875	2,054
Starwood Mortgage Residential Trust, Series 2020-1, Class A1 2.275%, (AFC), 2/25/50 144A	3,467,675	3,544
Starwood Mortgage Residential Trust, Series 2020-3, Class A1 1.486%, (AFC), 4/25/65 144A	3,075,617	3,096
Uniform Mortgage Backed Security TBA 2.000%, 1/14/51	18,800,000	19,526
Uniform Mortgage Backed Security TBA 2.000%, 2/12/51	137,300,000	142,352
Verus Securitization Trust, Series 2019-1, Class A1 3.836%, (AFC), 2/25/59 144A	767,543	771
Verus Securitization Trust, Series 2019-2, Class A1 3.211%, (AFC), 5/25/59 144A	2,718,877	2,740
Verus Securitization Trust, Series 2019-3, Class A1 2.784%, (AFC), 7/25/59 144A	3,744,957	3,829
Verus Securitization Trust, Series 2019-4, Class A1 2.642%, (AFC), 11/25/59 144A	5,017,115	5,133
Verus Securitization Trust, Series 2019-INV1, Class A1 3.402%, (AFC), 12/25/59 144A	1,451,463	1,466
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	2,068,570	2,125
Verus Securitization Trust, Series 2019-INV3, Class A1 2.692%, (AFC), 11/25/59 144A	1,294,154	1,329
Verus Securitization Trust, Series 2020-1, Class A1 2.417%, (AFC), 1/25/60 144A	1,195,930	1,218
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	4,676,174	4,768
Verus Securitization Trust, Series 2020-5, Class A1 1.218%, (AFC), 5/25/65 144AS	897,801	899
Visio Trust, Series 2019-1, Class A1 3.572%, (AFC), 6/25/54 144A	1,126,081	1,141
Visio Trust, Series 2020-1R, Class A1 1.312%, 11/25/55 144A	2,482,000	2,486

Total		1,106,081

Total Structured Products
(Cost: $1,410,073)		1,442,181

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Short-Term Investments (3.6%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (3.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	119,445,556	119,446

Total		119,446

Utilities (0.1%)
Dominion Resources, Inc. 2.000%, 8/15/21	1,470,000	1,482

Short-Term Investments (3.6%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Duke Energy Corp. 1.800%, 9/1/21	2,200,000	2,219

Total		3,701

Total Short-Term Investments
(Cost: $123,113)		123,147

Total Investments (108.9%)
(Cost: $3,614,967)@		3,707,908

Other Assets, Less
Liabilities (-8.9%)		(303,640)

Net Assets (100.0%)		3,404,268

+	All par is stated in U.S. Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $448,816 representing 13.2% of the net assets.

b

Cash or securities with an aggregate value of $278,544 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,620,282 and the net unrealized appreciation of investments based on that cost was $87,626 which is comprised of $99,304 aggregate gross unrealized appreciation and $11,678 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$14,995	$-
Corporate Bonds	-	1,096,847	-
Governments	-	1,030,738	-
Structured Products	-	1,442,181	-
Short-Term Investments
Money Market Funds	119,446	-	-
All Others	-	3,701	-
Total Assets:	$119,446	$3,588,462	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$154 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage-and asset-backed securities, or in preferred stocks. The Portfolio will normally have minimum average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

MARKET OVERVIEW

The beginning of 2020 introduced fresh economic risks, particularly heightened by coronavirus-related fears, which sparked a severe sell-off across global markets and an unprecedented seizing of overall liquidity. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. Risk assets broadly gained in the second quarter as financial markets began a slow recovery, supported by fiscal and monetary policy, easing of lockdown measures and policymakers’ commitment to continue supportive policy stances. The U.S. Congress discussed a Phase Four stimulus bill while the U.S. Federal Reserve Bank (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. During the third quarter, the recovery appeared well underway as economic activity rebounded sharply. On the U.S. policy front, the Fed announced a shift in its inflation framework that would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. In the fourth quarter, positive vaccine developments and the U.S. election outcomes – a Biden victory alongside a potentially divided Congress – bolstered market optimism. Global equities rallied as the S&P® 500 Index hit record highs, credit spreads tightened, the dollar weakened and oil prices rose.

PORTFOLIO RESULTS

The Portfolio returned 17.37% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Long-Term U.S. Treasury Index (the “Index”), returned 17.70%. (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return in 2020 of the Long Government peer group was 16.43%.

Tactical U.S. interest rate positioning modestly detracted from performance over the period. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options. Within spread sectors, an allocation to commercial mortgage-backed securities detracted from performance.

Within spread sectors, exposure to agency mortgage-backed securities contributed to performance. Exposure to U.S. breakeven inflation, the difference between nominal and real interest rates, contributed as inflation expectations increased over the period.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Following an outsized contraction of economic activity in 2020, global output and demand are likely to rebound strongly this year. We expect the current renewed weakness due to lockdowns in major economies to give way to accelerating economic growth from around the second quarter, driven by the broadening rollout of vaccines and continued fiscal and

Long-Term U.S. Government Bond Portfolio (unaudited)

monetary policy support. The sectors most hit by COVID-19-related restrictions – travel, lodging, restaurants, leisure, etc. – should benefit the most. Coming off a low base, world gross domestic product (“GDP”) growth in 2021 is expected to be the highest in more than a decade. We forecast economic activity in the U.S. to reach pre-recession peak levels during the second half of this year, while Europe, due to its current double-dip, is unlikely to fully make up the output losses until the middle of 2022 despite the sharp growth bounce we expect from the second quarter. Meanwhile, the Chinese economy, which already operates above pre-crisis levels and has exhibited strong growth momentum into the new year, should record GDP growth above 8% in 2021, after a decidedly subpar 2.3% last year.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	17.37%	7.33%	7.25%
Bloomberg Barclays® Long-Term U.S. Treasury Index	17.70%	7.85%	7.80%
Morningstar® US Insurance Fund Long Government Average	16.43%	7.18%	7.36%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee provides for the timely repayment of the principal and interest as applicable under the terms of the instrument, if it is held to maturity, and does not apply to derivative securities held by the Portfolio. A guarantee by the U.S. Government or its agencies does not eliminate market risk.

The Portfolio may also use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/20

Security Description	% of Net Assets
US Treasury, Various	112.5%
Uniform Mortgage Backed Security, Various	12.6%
Federal Home Loan Mortgage Corp., 0.25%, 8/24/23	3.8%
Resolution Funding Corp. Stripped, Various	3.0%
Federal National Mortgage Association, Various	3.0%
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4%, 9/15/44	1.9%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3%, 8/15/32	1.5%
Federal National Mortgage Association, Series 2016-61, Class ML, 3%, 9/25/46	0.6%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4%, 9/15/54	0.6%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.6%

Sector Allocation 12/31/20

Sector	% of Total Investments
Governments	80.1%
Structured Products	16.0%
Short-Term Investments	3.4%
Corporate Bonds	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Corporate Bonds (0.7%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical (0.2%)
United Airlines Pass Through Trust, Series 2016-2, Class A 3.100%, 4/7/30	168,283	159
United Airlines Pass Through Trust, Series 2016-2, Class AA 2.875%, 4/7/30	168,283	169

Total		328

Industrial (0.3%)
Vessel Management Services, Inc. 3.432%, 8/15/36	445,000	493

Total		493

Utilities (0.2%)
Duke Energy Florida LLC 2.500%, 12/1/29	200,000	218

Total		218

Total Corporate Bonds
(Cost: $982)		1,039

Governments (122.0%)

Governments (122.0%)
Federal Home Loan Mortgage Corp. 0.250%, 8/24/23	5,800,000	5,809
Federal National Mortgage Association 0.375%, 8/25/25	2,700,000	2,699
0.750%, 10/8/27	900,000	904
5.625%, 4/17/28	100,000	135
Resolution Funding Corp. Stripped 0.000%, 4/15/30 PO	4,800,000	4,262
0.000%, 4/15/28 IO	400,000	372
Tennessee Valley Authority Stripped 0.000%, 5/1/30 PO	500,000	442
US Treasury 0.375%, 4/30/25	5,300,000	5,318
1.125%, 5/15/40	6,790,000	6,436
1.125%, 8/15/40 b	65,580,000	61,983
1.375%, 11/15/40	4,810,000	4,748
1.375%, 8/15/50	3,300,000	3,083
1.375%, 8/31/26	100,000	105
1.625%, 11/15/50	3,160,000	3,141
2.000%, 2/15/50	53,380,000	57,853
2.000%, 10/31/21 b	3,800,000	3,859
2.000%, 6/30/24 b	700,000	744
2.000%, 11/15/26	100,000	109
2.125%, 8/15/21	400,000	405
2.125%, 3/31/24 b	1,000,000	1,062
2.125%, 5/15/25	410,000	442
2.500%, 2/15/46	940,000	1,121
2.875%, 5/15/49	1,350,000	1,739
3.000%, 11/15/45	370,000	481
3.000%, 2/15/48	330,000	432
3.000%, 8/15/48	700,000	919
3.125%, 5/15/48	2,430,000	3,256

Governments (122.0%)	Shares/ Par+	Value $ (000’s)

Governments continued
3.500%, 2/15/39	50,000	68
3.875%, 8/15/40	40,000	57
4.250%, 11/15/40	1,800,000	2,700
4.375%, 2/15/38	2,240,000	3,326
4.500%, 5/15/38	1,440,000	2,172
US Treasury Inflation Index Bond 0.125%, 7/15/30	20,311	23
0.125%, 4/15/22	321,204	328
0.375%, 1/15/27	75,455	84
0.375%, 7/15/27	649,315	730
0.500%, 1/15/28	1,097,845	1,244
0.750%, 7/15/28	1,358,889	1,580
0.875%, 1/15/29	505,298	594
1.000%, 2/15/48	211,182	294
1.375%, 2/15/44	145,243	209
1.750%, 1/15/28	447,448	549
2.500%, 1/15/29	412,345	541
3.625%, 4/15/28	160,990	221
US Treasury Stripped 0.000%, 8/15/34 IO	850,000	707
0.000%, 11/15/43 PO	700,000	488

Total		187,774

Total Governments
(Cost: $185,238)		187,774

Structured Products (24.4%)

Asset Backed Securities (0.6%)
ECMC Group Student Loan Trust, Series 2018-1A, Class A 0.898%, (ICE LIBOR USD 1 Month plus 0.750%), 2/27/68 144A	64,846	64
Massachusetts Educational Financing Authority, Series 2008-1, Class A1 1.165%, (ICE LIBOR USD 3 Month plus 0.950%), 4/25/38	35,867	36
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A 3.430%, 12/16/24 144A	357,016	361
SLM Student Loan Trust, Series 2003-7A, Class A5A 1.417%, (ICE LIBOR USD 3 Month plus 1.200%), 12/15/33 144A	98,036	96
Towd Point Mortgage Trust, Series 2019-4, Class A1 2.900%, (AFC), 10/25/59 144A	161,745	171
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1 3.000%, (AFC), 11/25/59 144A	183,137	185

Total		913

Mortgage Securities (23.8%)
BWAY Mortgage Trust, Series 2013-1515, Class A2 3.454%, 3/10/33 144A	300,000	325

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Structured Products (24.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A 2.778%, (CSTR), 11/10/31 144A	600,000	618
COMM Mortgage Trust, Series 2018-HOME, Class A 3.815%, (AFC), 4/10/33 144A	200,000	223
Commercial Mortgage Pass Through Certificates, Series 2016-667M, Class A 3.140%, 10/10/36 144A	700,000	762
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 2.785%, (CSTR), 7/25/33	597	1
DBWF Mortgage Trust, Series 2016-85T, Class A 3.791%, 12/10/36 144A	800,000	904
Federal Home Loan Mortgage Corp., Series 2752, Class EZ 5.500%, 2/15/34	186,348	213
Federal Home Loan Mortgage Corp., Series 3759, Class FB 0.659%, (ICE LIBOR USD 1 Month plus 0.500%), 11/15/40	37,373	38
Federal Home Loan Mortgage Corp., Series 4092, Class AY 3.000%, 8/15/32	2,200,000	2,377
Federal Home Loan Mortgage Corp., Series 4387, Class AZ 4.000%, 9/15/44	2,566,983	2,876
Federal Home Loan Mortgage Corp., Series 4398, Class ZX 4.000%, 9/15/54	764,987	939
Federal Home Loan Mortgage Corp., Series 4830, Class ZG 3.000%, 4/15/53	723,569	761
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1 2.009%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.400%), 7/25/44	7,055	7
Federal National Mortgage Association 3.600%, 2/1/40	601,662	643
5.000%, 6/1/35	38,314	44
5.000%, 2/1/36	59,093	69
5.500%, 5/1/49	53,162	59
Federal National Mortgage Association, Series 2007-39, Class NZ 4.250%, 5/25/37	156,781	168
Federal National Mortgage Association, Series 2012-101, Class FC 0.648%, (ICE LIBOR USD 1 Month plus 0.500%), 9/25/42	51,543	51
Federal National Mortgage Association, Series 2016-61, Class ML 3.000%, 9/25/46	900,000	959
Freddie Mac Military Housing Bonds Resecuritization Trust, Series 2015-R1, Class A2 4.324%, (CSTR), 10/25/52 144A	574,307	677

Structured Products (24.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Government National Mortgage Association, Series 2010-26, Class OW 0.000%, 2/20/40 PO	464,068	417
Government National Mortgage Association, Series 2010-75, Class OA 0.000%, 9/20/35 PO	322,559	301
GS Mortgage Securities Trust, Series 2015- 590M, Class B 3.805%, (CSTR), 10/10/35 144A	300,000	319
Hilton USA Trust, Series 2016-HHV, Class A 3.719%, 11/5/38 144A	300,000	327
Hilton USA Trust, Series 2016-HHV, Class C 4.194%, (CSTR), 11/5/38 144A	400,000	423
Merrill Lynch Mortgage Investors Trust, Series 2003-A4, Class 3A 3.868%, (CSTR, AFC), 5/25/33	957	1
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB 3.514%, 12/15/49	700,000	765
Morgan Stanley Capital I Trust, Series 2018- MP, Class A 4.276%, (CSTR), 7/11/40 144A	100,000	109
MSSG Trust, Series 2017-237P, Class A 3.397%, 9/13/39 144A	700,000	758
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1 2.750%, (AFC), 11/25/59 144A	176,877	186
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 0.812%, (ICE LIBOR USD 1 Month plus 0.660%), (AFC), 10/19/34	3,129	3
Uniform Mortgage Backed Security TBA
2.000%, 1/14/51	8,400,000	8,724
2.000%, 3/11/51	10,300,000	10,662
VNDO Trust, Series 2016-350P, Class A 3.805%, 1/10/35 144A	800,000	871
Worldwide Plaza Trust, Series 2017-WWP, Class A 3.526%, 11/10/36 144A	100,000	111

Total		36,691

Total Structured Products
(Cost: $36,253)		37,604

Short-Term Investments (5.2%)

Money Market Funds (0.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	1,244,483	1,244

Total		1,244

Repurchase Agreements (4.4%)
Societe Generale repurchase (Purchased on 12/31/20, to be repurchased at $6,800,068, collateralized by US Treasury Note, 2%, due 2/15/23, par and fair value of $6,627,000 and $6,889,232, respectively)

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Short-Term Investments (5.2%)	Shares/ Par+	Value $ (000’s)

Repurchase Agreements continued
0.090%, 1/4/21	6,800,000	6,800

Total		6,800

Short-Term Investments (5.2%)	Shares/ Par+	Value $ (000’s)

Repurchase Agreements continued
Total Short-Term Investments
(Cost: $8,044)		8,044

Total Investments (152.3%)
(Cost: $230,517)@		234,461

Other Assets, Less
Liabilities (-52.3%)		(80,528)

Net Assets (100.0%)		153,933

Securities Sold Short

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Uniform Mortgage Backed Security TBA	2.000%	1/14/51	$(8,400)	$(8,644)	$(8,724)
Uniform Mortgage Backed Security TBA	2.000%	2/12/51	(7,200)	(7,441)	(7,465)

			$(15,600)	$(16,085)	$(16,189)

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Long	USD	1,200	12	3/21	$1,514	$4	$-	p
Ten-Year US Treasury Note Future	Long	USD	300	3	3/21	414	1	-	p
Ultra Long Term US Treasury Bond Future	Long	USD	700	7	3/21	1,495	7	5
Ultra Ten-Year US Treasury Note Future	Short	USD	3,500	35	3/21	5,473	22	(8)
US Treasury Long Bond Future	Short	USD	13,500	135	3/21	23,380	299	(46)

							$333	$(49)

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month USD-LIBOR	0.400%	3/26	6,300	USD	$21	$-	$21	$(2)
3-Month USD-LIBOR	0.750%	3/31	1,100	USD	11	11	22	(1)
3-Month USD-LIBOR	1.250%	6/41	3,920	USD	73	(2)	71	(9)
3-Month USD-LIBOR	1.150%	3/51	5,100	USD	119	228	347	(17)

					$224	$237	$461	$(29)

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month USD-LIBOR	1.000%	3/51	2,990	USD	$(319)	$1	$(318)	$10

					$(319)	$1	$(318)	$10

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$10	$5	$15	$(29)	$(54)	$(83)	$-

+	All par is stated in U.S. Dollar unless otherwise noted.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

b

Cash or securities with an aggregate value of $67,648 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $7,490 representing 4.9% of the net assets.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $229,815 and the net unrealized depreciation of investments based on that cost was $11,067 which is comprised of $4,722 aggregate gross unrealized appreciation and $15,789 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$1,039	$-
Governments	-	187,774	-
Structured Products	-	37,604	-
Short-Term Investments
Money Market Funds	1,244	-	-
All Others	-	6,800	-
Other Financial Instruments^
Futures	333	-	-
Interest Rate Swaps	-	461	-
Total Assets:	$1,577	$233,678	$-
Liabilities:
Other Financial Instruments^
Interest Rate Swaps	-	(318)	-
Securities Sold Short	-	(16,189)	-
Total Liabilities:	$-	$(16,507)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$423 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities (“TIPS”), inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments, and may include those located in emerging markets. The Portfolio also may invest in fixed income securities that are not inflation-indexed. Such investments may include other investment grade debt securities, including collateralized mortgage obligations, mortgage-backed securities, and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

MARKET OVERVIEW

In early 2020, the COVID-19 outbreak rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns and triggering a record economic decline. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasurys rallied in a global flight to quality. The U.S. Federal Reserve Bank (the “Fed”) stepped in quickly and aggressively, slashing interest rates to near zero and enacting massive lending and asset-purchase programs to stabilize the financial system. The federal government also took swift action, providing $2 trillion in financial aid to companies, municipalities and individuals. Given this significant monetary and fiscal support, stocks and credit-sensitive assets staged a remarkable rebound in the second quarter of 2020. By late spring, COVID-19 cases were declining and state economies started reopening, which further aided economic outlooks and investor sentiment. Periodic virus outbreaks along with uncertainty surrounding the U.S. presidential election continued to pose challenges. However, by year end, approval of two COVID-19 vaccines triggered hopes for a return to normal in 2021.

The ten-year U.S. Treasury ended 2019 with a yield of 1.92%. By March 2020, amid the pandemic-fueled flight to quality, the yield fell to a record-low 0.54%. As the economy improved, longer-maturity Treasury yields gradually rose, and the ten-year Treasury yield ended 2020 at 0.92%. The two-year Treasury yield declined from 1.57% at the end of 2019 to 0.12% at the end of 2020, largely due to the Fed’s near-zero rate policy. The falling yield/low inflation environment helped generate solid one-year total returns for Treasurys. From a broad sector perspective, TIPS outperformed nominal Treasurys, benefiting from the better relative performance of longer-duration securities and the Fed’s shift to average inflation targeting, which will allow for periods of higher-than-target inflation. This policy shift, along with an improving economic backdrop, drove inflation expectations (breakeven rates) higher. After closing 2019 at 1.77%, the ten-year breakeven rate tumbled to a record low in March before steadily climbing to 1.99% by year end.

PORTFOLIO RESULTS

The Portfolio returned 9.57% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. TIPS Index (the “Index”), returned 10.99%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2020 of the Inflation Protected Bonds Funds peer group was 10.26%.

The Portfolio was nearly fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (IRS maximum of 55%). The remainder was primarily invested in securitized and investment grade corporate securities and non-U.S.-dollar inflation-linked securities (hedged against currency risk). Although the Portfolio’s securitized and corporate allocations delivered solid performance for the period, their lagging results early in the year primarily accounted for the Portfolio’s underperformance relative to the Index.

Inflation Protection Portfolio (unaudited)

To achieve inflation exposure while adhering to the IRS’s TIPS limit, the Portfolio managers also used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. This strategy positioned the Portfolio with an overweight to inflation, which aided performance as breakeven rates increased.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We expect inflation to remain moderate in the near term. Given the Fed’s new average inflation approach, along with the massive increase in U.S. debt, a weaker U.S. dollar and onshoring trends among U.S. businesses, we believe inflation will trend higher in the intermediate term. In our view, inflation breakeven rates still do not adequately reflect those factors, highlighting continued value in TIPS and other inflation-linked securities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	9.57%	4.75%	3.43%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	10.99%	5.08%	3.81%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	10.26%	4.90%	3.46%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Inflation Protection Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/20

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	50.9%
Federal National Mortgage Association, Various	9.3%
Canadian Government Real Return Bond, Various	5.4%
US Treasury, Various	3.0%
Federal Home Loan Mortgage Corp., Various	1.2%
Progress Residential Trust, Series 2018-SFR1, Class A, 3.255%, 3/17/35	1.0%
Federal Home Loan Mortgage Corp., Series K108, Class A2, 1.517%, 3/25/30	1.0%
Sequoia Mortgage Trust, Series 2019-4, Class A7, 3.5%, 11/25/49	0.9%
Progress Residential Trust, Series 2019-SFR3, Class A, 2.271%, 9/17/36	0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2019- K088, Class A2, 3.69%, 1/25/29	0.8%

Sector Allocation 12/31/20

Sector	% of Net Assets
Governments	59.9%
Structured Products	29.5%
Corporate Bonds	7.7%
Short-Term Investments & Other Net Assets	2.9%
Municipal Bonds	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Corporate Bonds (7.7%)	Shares/ Par+	Value $ (000’s)

Communications (1.1%)
AT&T, Inc. 2.750%, 6/1/31	275,000	294
3.550%, 9/15/55 144A	94,000	93
3.800%, 12/1/57 144A	920,000	956
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	530,000	751
Comcast Corp. 3.200%, 7/15/36	50,000	57
3.750%, 4/1/40	100,000	120
T-Mobile USA, Inc. 2.550%, 2/15/31 144A	405,000	425
Verizon Communications, Inc. 2.650%, 11/20/40	597,000	603
4.400%, 11/1/34	779,000	971
ViacomCBS, Inc. 4.375%, 3/15/43	495,000	584

Total		4,854

Consumer, Cyclical (0.6%)
Costco Wholesale Corp. 1.600%, 4/20/30	800,000	819
Ford Motor Credit Co. LLC 4.389%, 1/8/26	300,000	315
General Motors Co. 5.150%, 4/1/38	650,000	780
General Motors Financial Co., Inc. 2.750%, 6/20/25	460,000	492

Total		2,406

Consumer, Non-cyclical (0.8%)
AbbVie, Inc. 4.450%, 5/14/46	350,000	444
4.550%, 3/15/35	270,000	341
Cigna Corp. 4.500%, 2/25/26	80,000	94
4.900%, 12/15/48	200,000	275
CVS Health Corp. 4.780%, 3/25/38	180,000	227
Duke University Health System, Inc. 3.920%, 6/1/47	268,000	329
Gilead Sciences, Inc. 3.650%, 3/1/26	200,000	227
The Kroger Co. 3.875%, 10/15/46	400,000	468
Mondelez International, Inc. 2.750%, 4/13/30	153,000	168
Stryker Corp. 1.950%, 6/15/30	160,000	164
Viatris, Inc. 2.700%, 6/22/30 144A	340,000	361
4.000%, 6/22/50 144A	140,000	160

Total		3,258

Corporate Bonds (7.7%)	Shares/ Par+	Value $ (000’s)

Energy (0.6%)
Chevron Corp. 1.995%, 5/11/27	260,000	276
Energy Transfer Operating LP 3.600%, 2/1/23	100,000	105
Enterprise Products Operating LLC 4.850%, 3/15/44	100,000	124
Equinor ASA 1.750%, 1/22/26	260,000	273
MPLX LP 4.500%, 4/15/38	200,000	228
5.200%, 3/1/47	200,000	243
Petroleos Mexicanos 3.500%, 1/30/23	130,000	133
4.875%, 1/18/24	400,000	420
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	500,000	583
Transcontinental Gas Pipe Line Co. LLC 3.250%, 5/15/30	260,000	291

Total		2,676

Financial (3.2%)
Bank of America Corp. 1.319%, (US SOFR plus 1.150%), 6/19/26	640,000	654
2.496%, (ICE LIBOR USD 3 Month plus 0.990%), 2/13/31	1,124,000	1,193
Capital One Financial Corp. 3.750%, 3/9/27	330,000	376
CI Financial Corp. 3.200%, 12/17/30	670,000	686
Citigroup, Inc. 2.572%, (US SOFR plus 2.107%), 6/3/31	410,000	437
4.075%, (ICE LIBOR USD 3 Month plus 1.192%), 4/23/29	300,000	352
Credit Suisse Group AG 2.193%, (US SOFR plus 2.044%), 6/5/26 144A	1,190,000	1,243
DNB Bank ASA 1.127%, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year plus 0.850%), 9/16/26 144A	410,000	414
Equinix, Inc. 5.375%, 5/15/27	365,000	398
The Goldman Sachs Group, Inc. 1.093%, (US SOFR plus 0.789%), 12/9/26	1,105,000	1,116
2.600%, 2/7/30	407,000	438
3.500%, 11/16/26	400,000	449
HSBC Holdings PLC 2.013%, (US SOFR plus 1.732%), 9/22/28	290,000	297
Huntington Bancshares, Inc. 4.350%, 2/4/23	355,000	381
JPMorgan Chase & Co. 2.182%, (US SOFR plus 1.890%), 6/1/28	530,000	562
Kilroy Realty LP 3.800%, 1/15/23	120,000	126

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (7.7%)	Shares/ Par+	Value $ (000’s)

Financial continued
Lloyds Banking Group PLC 2.438%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.000%), 2/5/26	400,000	422
Morgan Stanley 1.794%, (US SOFR plus 1.034%), 2/13/32	620,000	623
2.188%, (US SOFR plus 1.990%), 4/28/26	801,000	846
Royal Bank of Scotland Group PLC 2.359%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.150%), 5/22/24	119,000	124
Teachers Insurance & Annuity Association of America 3.300%, 5/15/50 144A	267,000	290
Wells Fargo & Co. 2.188%, (US SOFR plus 2.000%), 4/30/26	420,000	442
2.393%, (US SOFR plus 2.100%), 6/2/28	850,000	905
4.125%, 8/15/23	220,000	240
Welltower, Inc. 2.750%, 1/15/31	340,000	363

Total		13,377

Industrial (0.5%)
The Boeing Co. 5.150%, 5/1/30	400,000	484
Burlington Northern Santa Fe LLC 4.950%, 9/15/41	100,000	139
Lockheed Martin Corp. 3.800%, 3/1/45	200,000	250
Norfolk Southern Corp. 3.050%, 5/15/50	400,000	436
United Technologies Corp. 4.125%, 11/16/28	530,000	632

Total		1,941

Technology (0.3%)
International Business Machines Corp. 1.700%, 5/15/27	620,000	644
Oracle Corp. 4.000%, 7/15/46	610,000	747

Total		1,391

Utilities (0.6%)
American Electric Power Co., Inc. 3.200%, 11/13/27	200,000	224
Dominion Resources, Inc. 4.900%, 8/1/41	320,000	419
Duke Energy Florida LLC 1.750%, 6/15/30	400,000	409
Essential Utilities, Inc. 2.704%, 4/15/30	370,000	401
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	200,000	228
Sempra Energy 3.250%, 6/15/27	250,000	279
Southern Co. Gas Capital Corp. 3.950%, 10/1/46	200,000	235

Corporate Bonds (7.7%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Xcel Energy, Inc. 3.400%, 6/1/30	510,000	585

Total		2,780

Total Corporate Bonds
(Cost: $30,627)		32,683

Governments (59.9%)

Governments (59.9%)
Canadian Government Real Return Bond 4.000%, 12/1/31 CAD ¥	4,814,670	5,788
4.250%, 12/1/21 CAD ¥	794,333	655
4.250%, 12/1/26 CAD ¥	15,732,289	16,327
Tennessee Valley Authority 4.700%, 7/15/33	1,658,000	2,267
US Treasury 0.125%, 4/15/25	4,536,315	4,879
0.250%, 7/15/29	14,149,505	16,011
US Treasury Inflation Index Bond 0.125%, 1/15/30	18,571,118	20,709
0.125%, 7/15/30	7,108,990	7,971
0.125%, 4/15/22	3,212,040	3,279
0.125%, 1/15/23	1,974,123	2,051
0.125%, 7/15/26	4,942,620	5,434
0.250%, 2/15/50	5,691,880	6,774
0.250%, 1/15/25	10,883,565	11,742
0.375%, 7/15/23	6,601,392	6,992
0.375%, 7/15/25	4,282,200	4,702
0.375%, 1/15/27	9,054,612	10,101
0.375%, 7/15/27	3,991,688	4,490
0.500%, 1/15/28	7,917,150	8,974
0.625%, 2/15/43	7,531,391	9,378
0.625%, 1/15/24	10,880,513	11,676
0.625%, 1/15/26	9,479,016	10,578
0.750%, 2/15/42	7,403,785	9,414
0.750%, 2/15/45	10,891,638	14,029
0.750%, 7/15/28	6,690,714	7,779
0.875%, 2/15/47	2,750,634	3,694
1.000%, 2/15/46	1,263,770	1,721
1.000%, 2/15/48	1,214,297	1,688
1.000%, 2/15/49	2,689,367	3,782
1.375%, 2/15/44	6,345,980	9,129
1.750%, 1/15/28	3,225,351	3,955
2.000%, 1/15/26	3,214,180	3,821
2.125%, 2/15/40	2,529,891	3,915
2.125%, 2/15/41	4,500,441	7,052
2.375%, 1/15/25	2,279,261	2,663
2.375%, 1/15/27	4,422,292	5,496
2.500%, 1/15/29	867,138	1,139
3.625%, 4/15/28	2,414,850	3,319

Total		253,374

Total Governments
(Cost: $223,312)		253,374

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Municipal Bonds (0.0%)	Shares/ Par+	Value $ (000’s)

Municipal Bonds (0.0%)
Santa Clara Valley Transportation Authority 5.876%, 4/1/32 RB	50,000	64

Total Municipal Bonds
(Cost: $59)		64

Structured Products (29.5%)

Asset Backed Securities (10.6%)
Bean Creek CLO, Ltd., Series 2018-1A, Class AR 1.238%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/31 144A	1,250,000	1,243
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A 2.940%, 5/25/29 144A	217,768	223
CIFC Funding, Ltd., Series 2013-3RA, Class A1 1.195%, (ICE LIBOR USD 3 Month plus 0.980%), 4/24/31 144A	1,000,000	995
Drive Auto Receivables Trust, Series 2019-4 2.510%, 11/17/25	1,200,000	1,226
Dryden 84 CLO, Ltd. Ltd., Series 2018-64A, Class A 1.188%, (ICE LIBOR USD 3 Month plus 0.970%), 4/18/31 144A	2,300,000	2,291
FirstKey Homes Trust, Series 2020-SFR2, Class D 1.968%, 10/19/37 144A	1,300,000	1,282
Goldentree Loan Opportunities X, Ltd., Series 2015-10A, Class AR
1.338%, (ICE LIBOR USD 3 Month plus 1.120%), 7/20/31 144A	1,125,000	1,125
Goodgreen Trust, Series 2020-1A, Class A 2.630%, 4/15/55 144A	976,775	991
Hertz Fleet Lease Funding LP, Series 2018-1, Class A2 3.230%, 5/10/32 144A	1,529,964	1,539
Hilton Grand Vacations Trust, Series 2017- AA, Class A 2.660%, 12/26/28 144A	907,046	928
Hilton Grand Vacations Trust, Series 2019- AA, Class B 2.540%, 7/25/33 144A	1,365,218	1,400
KKR CLO, Ltd., Series 2018-22A, Class A 1.368%, (ICE LIBOR USD 3 Month plus 1.150%), 7/20/31 144A	1,500,000	1,491
KKR Financial CLO, Ltd., Series 2019-A2, Class A2 1.737%, (ICE LIBOR USD 3 Month plus 1.500%), 10/15/30 144A	2,200,000	2,185
Magnetite VIII, Ltd., Series 2018-8A, Class AR2 1.217%, (ICE LIBOR USD 3 Month plus 0.980%), 4/15/31 144A	1,750,000	1,745
MVW Owner Trust, Series 2015-1A, Class A 2.520%, 12/20/32 144A	148,567	149
MVW Owner Trust, Series 2016-1A, Class A 2.250%, 12/20/33 144A	130,438	131
MVW Owner Trust, Series 2019-2A, Class A 2.220%, 10/20/38 144A	1,137,039	1,170

Structured Products (29.5%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Progress Residential Trust, Series 2018- SFR1, Class A 3.255%, 3/17/35 144A	4,244,834	4,249
Progress Residential Trust, Series 2019- SFR1, Class A 3.422%, 8/17/35 144A	1,998,027	2,052
Progress Residential Trust, Series 2019- SFR3, Class A 2.271%, 9/17/36 144A	3,784,933	3,866
Progress Residential Trust, Series 2019- SFR4, Class B 2.937%, 11/17/36 144A	2,400,000	2,483
Progress Residential Trust, Series 2020- SFR2, Class A 2.078%, 6/18/37 144A	1,100,000	1,128
Rockford Tower CLO, Ltd., Series 2020-1A, Class B 2.051%, (ICE LIBOR USD 3 Month plus 1.800%), 1/20/32 144A	1,350,000	1,348
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	547,135	567
Sierra Timeshare Receivables Funding LLC, Series 2019-3, Class B 2.750%, 7/15/38 144A	2,146,876	2,194
Towd Point Mortgage Trust, Series 2017-2, Class A2 3.250%, (AFC), 4/25/57 144A	2,500,000	2,669
Towd Point Mortgage Trust, Series 2018-4, Class A1 3.000%, (AFC), 6/25/58 144A	725,192	770
Treman Park CLO, Ltd., Series 2015-1A, Class ARR 1.288%, (ICE LIBOR USD 3 Month plus 1.070%), 10/20/28 144A	1,500,000	1,498
Tricon American Homes, Series 2020-SFR2, Class B 1.832%, 11/17/39 144A	1,400,000	1,390
VSE VOI Mortgage LLC, Series 2017-A, Class A 2.330%, 3/20/35 144A	429,471	438

Total		44,766

Mortgage Securities (18.9%)
Agate Bay Mortgage Trust, Series 2014-3, Class A2 3.500%, (AFC), 11/25/44 144A	272,669	277
Agate Bay Mortgage Trust, Series 2015-7, Class A3 3.500%, (AFC), 10/25/45 144A	547,134	557
Agate Bay Mortgage Trust, Series 2016-1, Class A3 3.500%, (AFC), 12/25/45 144A	410,026	416
Agate Bay Mortgage Trust, Series 2016-3, Class A3 3.500%, (AFC), 8/25/46 144A	293,182	299
Angel Oak Mortgage Trust LLC, Series 2019- 4, Class A 3.301%, (AFC), 7/26/49 144A	509,757	506

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (29.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3 3.185%, (AFC), 7/25/49 144A ∑	556,672	571
Citigroup Mortgage Loan Trust, Series 2019- IMC1, Class A1 2.720%, (AFC), 7/25/49 144A	757,193	771
Connecticut Avenue Securities, Series 2014- C04, Class 2M2 5.148%, (ICE LIBOR USD 1 Month plus 5.000%), 11/25/24	243,749	250
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2 2.300%, (AFC), 4/25/65 144A∑	1,400,000	1,407
Credit Suisse Mortgage Trust, Series 2015- WIN1, Class A10 3.500%, (AFC), 12/25/44 144A	188,037	191
Credit Suisse Mortgage Trust, Series 2019- NQM1, Class A1 2.656%, (AFC), 10/25/59 144A ∑	1,269,027	1,302
Credit Suisse Mortgage Trust, Series 2020- NQM1, Class A1 1.208%, (AFC), 5/25/65 144A ∑	890,034	893
CSMC Commerical Mortgage Trust, Series 2019-AFC1, Class A1 2.573%, (AFC), 7/25/49 144A ∑	667,589	683
Federal Home Loan Mortgage Corp. 4.000%, 5/1/42	2,499,716	2,756
4.500%, 4/1/41	1,891,953	2,125
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2019-K088, Class A2 3.690%, 1/25/29	3,000,000	3,572
Federal Home Loan Mortgage Corp., Series 2014-DNA1, Class M2 2.348%, (ICE LIBOR USD 1 Month plus 2.200%), 2/25/24	42,367	42
Federal Home Loan Mortgage Corp., Series K108, Class A2 1.517%, 3/25/30	4,000,000	4,125
Federal National Mortgage Association 2.000%, 1/1/51 ß	21,000,000	21,813
2.500%, 4/1/50	6,558,570	6,919
2.500%, 6/1/50	7,410,704	7,818
4.000%, 2/1/46	2,565,315	2,789
Federal National Mortgage Association, Series 2018-C03, Class 1EB2 2.748%, (ICE LIBOR USD 1 Month plus 2.600%), 5/25/24	758,117	752
Galton Funding Mortgage Trust, Series 2020- H1, Class A1 2.310%, (AFC), 1/25/60 144A	464,381	472
GCAT LLC, Series 2019-NQM1, Class A3 3.395%, (AFC), 2/25/59 144A ∑	875,234	890
GCAT LLC, Series 2019-NQM3, Class A3 3.043%, (AFC), 11/25/59 144A	1,054,900	1,078
Gracechurch Mortgage Finance PLC, Series 2020-GRCE, Class A 2.347%, 12/10/40 144A	600,000	632
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 2.500%, (AFC), 3/25/43 144A	325,737	329

Structured Products (29.5%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
JP Morgan Mortgage Trust, Series 2014-5, Class A1 2.937%, (AFC), 10/25/29 144A	439,680	452
JP Morgan Mortgage Trust, Series 2016-1, Class A7 3.500%, 5/25/46 144A	1,750,000	1,800
JP Morgan Mortgage Trust, Series 2017-1, Class A2 3.500%, (AFC), 1/25/47 144A	857,684	876
Sequoia Mortgage Trust, Series 2017-7, Class A7 3.500%, (AFC), 10/25/47 144A	2,250,000	2,315
Sequoia Mortgage Trust, Series 2019-4, Class A7 3.500%, (AFC), 11/25/49 144A	3,750,000	3,911
Verus Securitization Trust, Series 2019-2, Class A2 3.345%, (AFC), 5/25/59 144A	1,355,745	1,366
Verus Securitization Trust, Series 2019-4, Class A3 3.000%, (AFC), 11/25/59 144A ∑	1,232,136	1,258
Verus Securitization Trust, Series 2020-1, Class A2 2.642%, (AFC), 1/25/60 144A ∑	1,899,601	1,936
Verus Securitization Trust, Series 2020-1, Class A3 2.724%, (AFC), 1/25/60 144A ∑	759,840	773
Vista Point Securitization Trust, Series 2020- 2, Class A3 2.496%, (AFC), 4/25/65 144A	1,198,661	1,204

Total		80,126

Total Structured Products
(Cost: $122,772)		124,892

Short-Term Investments (9.4%)

Money Market Funds (9.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	39,723,571	39,724

Total		39,724

Total Short-Term Investments
(Cost: $39,724)		39,724

Total Investments
(106.5%) (Cost: $416,494)@		450,737

Other Assets, Less Liabilities (-6.5%)		(27,348)

Net Assets (100.0%)		423,389

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
US Treasury Long Bond Future	Short	USD	5,900	59	3/21	$10,218	$(48)	$(20)

							$(48)	$(20)

Total Return Swaps—Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
U.S. Consumer Price Index - 3 Month USD LIBOR	1.777%	6/24	11,000	USD	$-	$75	$75	$11
U.S. Consumer Price Index - 3 Month USD LIBOR	1.715%	6/24	7,400	USD	-	68	68	8
U.S. Consumer Price Index - 3 Month USD LIBOR	1.860%	7/24	7,500	USD	-	6	6	8
U.S. Consumer Price Index - 3 Month USD LIBOR	1.858%	8/24	12,700	USD	-	12	12	14
U.S. Consumer Price Index - 3 Month USD LIBOR	1.616%	10/24	7,500	USD	-	116	116	9
U.S. Consumer Price Index - 3 Month USD LIBOR	2.073%	8/27	3,500	USD	-	(4)	(4)	7
U.S. Consumer Price Index - 3 Month USD LIBOR	2.145%	11/27	5,000	USD	(1)	(58)	(59)	11
U.S. Consumer Price Index - 3 Month USD LIBOR	1.793%	10/29	3,700	USD	(1)	119	118	9
U.S. Consumer Price Index - 3 Month USD LIBOR	1.800%	10/29	3,700	USD	-	117	117	9
U.S. Consumer Price Index - 3 Month USD LIBOR	1.884%	11/29	2,000	USD	-	47	47	5
U.S. Consumer Price Index - 3 Month USD LIBOR	1.078%	6/25	3,000	USD	-	154	154	4
U.S. Consumer Price Index - 3 Month USD LIBOR	1.291%	5/30	2,000	USD	-	182	182	5
U.S. Consumer Price Index - 3 Month USD LIBOR	1.629%	6/30	2,000	USD	-	136	136	5

					$(2)	$970	$968	$105

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$105	$-	$105	$-	$(20)	$(20)	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services, Inc.	CAD	28,473	22,373	3/17/21	$-	$(305)	$(305)

						$-	$(305)	$(305)

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
CPURNSA	Bank of America NA	2.670%	4/22	3,000	$(434)	$(434)
CPURNSA	Bank of America NA	2.763%	3/23	700	(94)	(94)
CPURNSA	Bank of America NA	2.528%	8/24	2,750	(280)	(280)
CPURNSA	Bank of America NA	2.140%	7/25	2,900	(73)	(73)
CPURNSA	Bank of America NA	1.790%	8/25	1,500	17	17
CPURNSA	Bank of America NA	2.240%	4/27	3,500	(103)	(103)
CPURNSA	Bank of America NA	2.218%	4/27	2,000	(53)	(53)
CPURNSA	Bank of America NA	2.235%	4/27	2,000	(57)	(57)
CPURNSA	Bank of America NA	2.235%	5/27	5,000	(141)	(141)
CPURNSA	Barclays Bank PLC	2.526%	5/23	5,500	(594)	(594)
CPURNSA	Barclays Bank PLC	2.535%	5/23	1,000	(109)	(109)
CPURNSA	Barclays Bank PLC	2.589%	7/24	1,400	(153)	(153)
CPURNSA	Barclays Bank PLC	2.385%	9/24	4,000	(333)	(333)
CPURNSA	Barclays Bank PLC	2.363%	9/24	3,500	(280)	(280)
CPURNSA	Barclays Bank PLC	2.310%	9/24	1,400	(103)	(103)
CPURNSA	Barclays Bank PLC	2.895%	12/27	1,700	(533)	(533)
CPURNSA	Barclays Bank PLC	2.784%	7/44	1,400	(471)	(471)
CPURNSA	Goldman Sachs International	1.870%	5/26	8,500	175	175
CPURNSA	Goldman Sachs International	1.920%	5/26	7,000	104	104
CPURNSA	Goldman Sachs International	1.770%	6/26	6,000	189	189
CPURNSA	Goldman Sachs International	2.245%	11/26	3,000	(76)	(76)
CPURNSA	Goldman Sachs International	2.280%	11/26	3,000	(89)	(89)
CPURNSA	Goldman Sachs International	2.280%	11/26	4,000	(119)	(119)

					$(3,610)	$(3,610)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	$485	$485	$(305)	-	$(4,095)	$(4,400)

+	All par is stated in U.S. Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $74,647 representing 17.6% of the net assets.

¥	Foreign Bond — par value is foreign denominated

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

b

Cash or securities with an aggregate value of $21,813 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $416,742 and the net unrealized appreciation of investments based on that cost was $30,997 which is comprised of $36,104 aggregate gross unrealized appreciation and $5,107 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$64	$-
Corporate Bonds	-	32,683	-
Governments	-	253,374	-
Structured Products	-	124,892	-
Short-Term Investments	39,724	-	-
Other Financial Instruments^
Total Return Swaps	-	1,516	-
Total Assets:	$39,724	$412,529	$-
Liabilities:
Other Financial Instruments^
Futures	(48)	-	-
Forward Currency Contracts	-	(305)	-
Total Return Swaps	-	(4,158)	-
Total Liabilities:	$(48)	$(4,463)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$825 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are generally securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range and does not target an average effective maturity or duration.

MARKET OVERVIEW

The dominant theme impacting the high yield market during the period was COVID-19 and its effect on the U.S. and global economies. When the seriousness of the coronavirus outbreak became apparent, riskier assets such as high yield bonds plummeted in value, especially in March 2020. As protective measures were put in place, the high yield market began a powerful recovery rally aided by substantial monetary and fiscal policy stimulus. Reduced economic activity and disagreements among global producers resulted in lower oil prices, which pressured the energy sector of the high yield market, especially in the first half of the year. Overall default rates spiked higher in response, with energy issuers experiencing the greatest uptick in distress.

PORTFOLIO RESULTS

The Portfolio returned 6.64% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index, returned 7.05%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2020 of the High Yield Funds peer group was 4.99%.

Several factors impacted the Portfolio’s performance. First, the Portfolio was negatively affected by its positioning in the independent energy sector. While the Portfolio was underweight this underperforming sector during the period, the constituents of the Index underwent major changes. Specifically, the sector was a major outperformer in the second quarter, led by several companies that entered the Index at very depressed prices after being downgraded. While the Portfolio did purchase securities of several of these issuers during the period, including Occidental Petroleum, Continental Resources and Western Midstream, it was underweight when they had a substantial recovery early in April. The Portfolio was also negatively impacted by security selection in the retail sector, mainly as a result of its holding in Party City. Overall positioning in food and beverage and media and entertainment also negatively affected performance. Other specific high yield issuers held by the Portfolio that negatively impacted relative performance included Callon Petroleum, SESI and Oasis Petroleum.

On the positive side, the Portfolio’s performance benefited from favorable security selection in the oil field services sector. This was mainly the result of being underweight several large offshore drilling companies that underperformed given the decline in oil prices. Also, the Portfolio gained from its positioning in the services sector, mainly as a result of not owning Hertz, which filed for Chapter 11 during the period. The Portfolio also benefited from its overall positioning in the cable and satellite and aerospace and defense sectors. Specific high yield issuers held by the Portfolio that positively impacted relative performance included Endo Pharmaceutical, Team Health, Antero Midstream, QEP Resources and Rackspace Technology.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

High Yield Bond Portfolio (unaudited)

As 2020 ends, the near-term period looks bright for the relative performance of high yield bonds. The worst of the COVID-19 virus will hopefully soon be behind us. Monetary and fiscal policy remain extremely stimulative. Corporate earnings should rebound nicely in 2021, and we believe high yield default rates should fall substantially in 2021. While valuations are not cheap, we believe high yield credit spreads are poised to move lower. Risks to high yield as we enter 2021 would include a lack of progress in mitigating the impact of COVID-19 or a substantial decline in energy prices. Also, while an increase in intermediate-term interest rates would initially lead to good relative performance, it could lead to negative absolute returns and increased short-term volatility.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	6.64%	7.88%	6.28%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	7.05%	8.57%	6.79%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	4.99%	6.88%	5.78%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Fixed Income Holdings 12/31/20

Security Description	% of Net Assets
Ford Motor Credit Co. LLC, Various	2.5%
CCO Holdings LLC / CCO Holdings Capital Corp., Various	2.2%
CSC Holdings LLC, Various	1.8%
Occidental Petroleum Corp., Various	1.7%
TransDigm, Inc., Various	1.4%
Tenet Healthcare Corp., Various	1.3%
HCA, Inc., Various	1.3%
Valeant Pharmaceuticals International, Inc., Various	1.3%
HUB International, Ltd., 7%, 5/1/26	1.2%
Centene Corp., Various	1.2%

High Yield Bond Portfolio (unaudited)

Sector Allocation 12/31/20

Sector	% of Net Assets
Consumer, Non-Cyclical	19.1%
Communications	16.4%
Energy	15.8%
Consumer, Cyclical	14.4%
Industrial	11.7%
Financial	6.9%
Technology	6.3%
Basic Materials	3.8%
Short-Term Investments & Other Net Assets	2.6%
Utilities	2.3%
Health Care	0.4%
Diversified	0.1%
Consumer Discretionary	0.1%
Materials	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (0.5%)	Shares/ Par+	Value $ (000’s)

Communications (0.0%)
iHeartMedia, Inc. *	22,266	289

Total		289

Consumer Discretionary (0.1%)
Party City Holdco, Inc. *	113,508	698

Total		698

Energy (0.3%)
Oasis Petroleum, Inc. *	35,781	1,326
Whiting Petroleum Corp. *	43,110	1,077

Total		2,403

Materials (0.1%)
Hexion Holdings Corp. *	42,192	517

Total		517

Total Common Stocks (Cost: $5,747)		3,907

Corporate Bonds (96.6%)

Basic Materials (3.8%)
Alpha 2 BV 8.750%, 6/1/23 144A	759,482	765
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 2/1/25 144A	2,900,000	2,951
Axalta Coating Systems LLC 3.375%, 2/15/29 144A	625,000	625
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding 4.750%, 6/15/27 144A	350,000	372
Clearwater Paper Corp. 4.750%, 8/15/28 144A	150,000	155
5.375%, 2/1/25 144A	3,300,000	3,576
Compass Minerals International, Inc. 4.875%, 7/15/24 144A	2,500,000	2,594
6.750%, 12/1/27 144A	1,425,000	1,545
Element Solutions, Inc. 3.875%, 9/1/28 144A	1,400,000	1,440
Freeport-McMoRan, Inc. 4.125%, 3/1/28	700,000	734
4.375%, 8/1/28	850,000	903
4.625%, 8/1/30	1,475,000	1,619
5.000%, 9/1/27	625,000	664
5.250%, 9/1/29	725,000	807
5.400%, 11/14/34	1,250,000	1,564
H.B. Fuller Co. 4.250%, 10/15/28	525,000	538
Hexion, Inc. 7.875%, 7/15/27 144A	2,350,000	2,515
HudBay Minerals, Inc. 7.625%, 1/15/25 144A	1,725,000	1,792
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 7/1/28 144A	550,000	605

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Basic Materials continued
PQ Corp. 5.750%, 12/15/25 144A	1,000,000	1,026
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/1/26 144A	3,475,000	3,692
W.R. Grace & Co. 4.875%, 6/15/27 144A	875,000	928

Total		31,410

Communications (16.4%)
AMC Networks, Inc. 4.750%, 8/1/25	1,200,000	1,239
5.000%, 4/1/24	2,275,000	2,312
Cars.com, Inc. 6.375%, 11/1/28 144A	1,000,000	1,061
CBS Radio, Inc. 7.250%, 11/1/24 144A	2,275,000	2,269
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 2/1/31 144A	250,000	263
4.500%, 8/15/30 144A	2,175,000	2,308
4.500%, 5/1/32 144A	1,050,000	1,121
4.750%, 3/1/30 144A	3,600,000	3,884
5.000%, 2/1/28 144A	2,000,000	2,115
5.125%, 5/1/27 144A	1,975,000	2,096
5.375%, 6/1/29 144A	1,050,000	1,151
5.500%, 5/1/26 144A	550,000	570
5.750%, 2/15/26 144A	2,900,000	2,992
5.875%, 5/1/27 144A	1,650,000	1,714
CSC Holdings LLC 3.375%, 2/15/31 144A	825,000	810
4.125%, 12/1/30 144A	950,000	993
4.625%, 12/1/30 144A	1,650,000	1,722
5.250%, 6/1/24	1,650,000	1,786
5.500%, 5/15/26 144A	875,000	910
5.500%, 4/15/27 144A	2,425,000	2,571
5.750%, 1/15/30 144A	2,975,000	3,261
6.500%, 2/1/29 144A	675,000	762
7.500%, 4/1/28 144A	1,925,000	2,165
Cumulus Media New Holdings, Inc. 6.750%, 7/1/26 144A	926,000	947
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 8/15/26 144A	1,775,000	1,442
6.625%, 8/15/27 144A	2,600,000	1,573
DISH DBS Corp. 5.875%, 11/15/24	2,750,000	2,884
7.375%, 7/1/28	500,000	533
7.750%, 7/1/26	1,275,000	1,427
Dolya Holdco 18 DAC 5.000%, 7/15/28 144A	1,550,000	1,612
Entercom Media Corp. 6.500%, 5/1/27 144A	2,025,000	2,058
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/1/27 144A	950,000	1,000

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Communications continued
Gray Escrow, Inc. 7.000%, 5/15/27 144A	750,000	821
Gray Television, Inc. 4.750%, 10/15/30 144A	525,000	533
5.875%, 7/15/26 144A	2,575,000	2,694
iHeartCommunications, Inc. 4.750%, 1/15/28 144A	425,000	438
5.250%, 8/15/27 144A	1,075,000	1,126
6.375%, 5/1/26	375,901	402
8.375%, 5/1/27	4,678,194	4,993
Intelsat Jackson Holdings SA 5.500%, 8/1/23 *,j	1,525,000	1,033
8.500%, 10/15/24 144A *,j	1,250,000	894
9.750%, 7/15/25 144A *,j	475,000	342
Lamar Media Corp. 4.000%, 2/15/30	100,000	104
4.875%, 1/15/29	575,000	611
Match Group, Inc. 4.125%, 8/1/30 144A	2,675,000	2,775
4.625%, 6/1/28 144A	1,450,000	1,520
5.000%, 12/15/27 144A	825,000	877
Nexstar Broadcasting, Inc. 4.750%, 11/1/28 144A	1,775,000	1,857
5.625%, 7/15/27 144A	3,225,000	3,455
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.625%, 3/15/30 144A	175,000	179
Scripps Escrow II, Inc. 3.875%, 1/15/29 144A	500,000	521
5.375%, 1/15/31 144A	450,000	473
Scripps Escrow, Inc. 5.875%, 7/15/27 144A	1,625,000	1,698
SFR Group SA 7.375%, 5/1/26 144A	5,525,000	5,815
Sinclair Television Group, Inc. 5.125%, 2/15/27 144A	3,800,000	3,867
5.875%, 3/15/26 144A	825,000	848
Sirius XM Radio, Inc. 4.125%, 7/1/30 144A	1,775,000	1,889
4.625%, 7/15/24 144A	1,825,000	1,891
5.375%, 7/15/26 144A	1,675,000	1,746
5.500%, 7/1/29 144A	925,000	1,018
Sprint Capital Corp. 6.875%, 11/15/28	1,450,000	1,912
Sprint Corp. 7.625%, 2/15/25	1,325,000	1,585
7.875%, 9/15/23	3,240,000	3,751
TEGNA, Inc. 4.625%, 3/15/28 144A	600,000	614
5.000%, 9/15/29	3,800,000	4,014
5.500%, 9/15/24 144A	208,000	211
Telenet Finance Luxembourg Notes SARL 5.500%, 3/1/28 144A	4,400,000	4,693
Terrier Media Buyer, Inc. 8.875%, 12/15/27 144A	5,025,000	5,540
T-Mobile USA, Inc. 4.500%, 2/1/26	675,000	690
5.125%, 4/15/25	2,700,000	2,765
6.000%, 3/1/23	750,000	751
6.500%, 1/15/26	875,000	906

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Communications continued
Townsquare Media, Inc. 6.875%, 2/1/26 144A	550,000	577
Virgin Media Finance PLC 5.000%, 7/15/30 144A	2,425,000	2,516
Virgin Media Secured Finance PLC 5.500%, 8/15/26 144A	425,000	441
5.500%, 5/15/29 144A	475,000	515
Vmed O2 UK Financing I PLC 4.250%, 1/31/31 144A	875,000	894
Ziggo Bond Co. BV 5.125%, 2/28/30 144A	575,000	607
6.000%, 1/15/27 144A	2,200,000	2,325
Ziggo BV 4.875%, 1/15/30 144A	200,000	210
5.500%, 1/15/27 144A	2,180,000	2,275

Total		135,763

Consumer, Cyclical (14.4%)
1011778 BC ULC / New Red Finance, Inc. 3.500%, 2/15/29 144A	525,000	524
3.875%, 1/15/28 144A	225,000	229
4.000%, 10/15/30 144A	5,775,000	5,857
4.250%, 5/15/24 144A	723,000	737
4.375%, 1/15/28 144A	1,175,000	1,210
Academy, Ltd. 6.000%, 11/15/27 144A	375,000	393
Adient Global Holdings, Ltd. 4.875%, 8/15/26 144A	2,900,000	2,980
Adient US LLC 7.000%, 5/15/26 144A	375,000	408
9.000%, 4/15/25 144A	150,000	167
Affinity Gaming 6.875%, 12/15/27 144A	875,000	915
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	1,550,000	1,631
American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/28 144A	725,000	750
5.875%, 5/15/26 144A	3,275,000	3,394
Aramark Services, Inc. 5.000%, 4/1/25 144A	1,025,000	1,056
5.000%, 2/1/28 144A	225,000	237
6.375%, 5/1/25 144A	2,525,000	2,699
Boyd Gaming Corp. 4.750%, 12/1/27	1,400,000	1,454
6.000%, 8/15/26	1,350,000	1,401
6.375%, 4/1/26	1,025,000	1,065
8.625%, 6/1/25 144A	200,000	222
CCM Merger, Inc. 6.375%, 5/1/26 144A	275,000	289
CD&R Waterworks Merger Sub LLC 6.125%, 8/15/25 144A	3,875,000	4,006
Clarios Global LP 6.750%, 5/15/25 144A	150,000	162
Colt Merger Sub, Inc. 5.750%, 7/1/25 144A	275,000	291
6.250%, 7/1/25 144A	1,600,000	1,704
8.125%, 7/1/27 144A	1,975,000	2,186
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25 144A	1,825,000	1,844

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Dana Financing Luxembourg SARL 5.750%, 4/15/25 144A	650,000	674
6.500%, 6/1/26 144A	2,525,000	2,642
Dana, Inc. 5.625%, 6/15/28	175,000	188
Ford Motor Credit Co. LLC 3.096%, 5/4/23	350,000	354
3.375%, 11/13/25	3,250,000	3,328
3.813%, 10/12/21	1,900,000	1,921
4.000%, 11/13/30	2,225,000	2,341
4.063%, 11/1/24	1,700,000	1,786
4.125%, 8/17/27	1,350,000	1,414
4.140%, 2/15/23	800,000	824
4.271%, 1/9/27	1,675,000	1,756
4.389%, 1/8/26	1,975,000	2,073
5.113%, 5/3/29	2,950,000	3,285
5.125%, 6/16/25	1,600,000	1,740
H&E Equipment Services, Inc. 3.875%, 12/15/28 144A	1,975,000	1,990
Hilton Domestic Operating Co., Inc. 3.750%, 5/1/29 144A	1,150,000	1,199
4.875%, 1/15/30	500,000	546
5.125%, 5/1/26	1,825,000	1,884
5.750%, 5/1/28 144A	550,000	598
IHO Verwaltungs GmbH 4.750%, 9/15/26 144A	2,375,000	2,461
6.000%, 5/15/27 144A	800,000	848
6.375%, 5/15/29 144A	900,000	990
Interface, Inc. 5.500%, 12/1/28 144A	250,000	263
JB Poindexter & Co., Inc. 7.125%, 4/15/26 144A	2,600,000	2,749
KAR Auction Services, Inc. 5.125%, 6/1/25 144A	2,225,000	2,290
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 6/1/27 144A	550,000	581
5.250%, 6/1/26 144A	1,600,000	1,660
MGM Resorts International 4.625%, 9/1/26	115,000	122
4.750%, 10/15/28	825,000	884
5.500%, 4/15/27	262,000	292
5.750%, 6/15/25	296,000	327
6.000%, 3/15/23	1,825,000	1,960
6.750%, 5/1/25	675,000	731
Michaels Stores, Inc. 8.000%, 7/15/27 144A	1,625,000	1,747
Mohegan Tribal Gaming Authority 7.875%, 10/15/24 144A	2,525,000	2,635
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 6.250%, 5/15/26 144A	300,000	322
8.500%, 5/15/27 144A	5,675,000	6,165
Party City Holdings, Inc. 5.750%, (ICE LIBOR USD 6 Month plus 5.000%), 7/15/25 144A	1,115,456	1,004
Red Rock Resorts, Inc. 5.000%, 10/1/25 144A	2,600,000	2,630
Six Flags Entertainment Corp. 5.500%, 4/15/27 144A	2,400,000	2,466

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
7.000%, 7/1/25 144A	275,000	297
Stars Group Holdings BV 7.000%, 7/15/26 144A	3,950,000	4,157
Station Casinos LLC 4.500%, 2/15/28 144A	1,600,000	1,612
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.500%, 6/1/24	3,275,000	3,345
5.750%, 3/1/25	275,000	281
5.875%, 3/1/27	900,000	941
Twin River Worldwide Holdings, Inc. 6.750%, 6/1/27 144A	825,000	885
VOC Escrow, Ltd. 5.000%, 2/15/28 144A	725,000	720
White Cap Buyer LLC 6.875%, 10/15/28 144A	1,600,000	1,706
The William Carter Co. 5.500%, 5/15/25 144A	400,000	425
5.625%, 3/15/27 144A	225,000	237
WMG Acquisition Corp. 3.875%, 7/15/30 144A	325,000	345
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28 144A	550,000	571
5.375%, 4/15/26 144A	550,000	569
Yum! Brands, Inc. 4.750%, 1/15/30 144A	725,000	795
7.750%, 4/1/25 144A	350,000	388

Total		118,755

Consumer, Non-cyclical (18.9%)
Acadia Healthcare Co., Inc. 5.000%, 4/15/29 144A	225,000	240
5.500%, 7/1/28 144A	225,000	242
5.625%, 2/15/23	975,000	977
6.500%, 3/1/24	3,975,000	4,059
AdaptHealth LLC 4.625%, 8/1/29 144A	475,000	488
Albertsons Cos., Inc. / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC 3.250%, 3/15/26 144A	350,000	355
3.500%, 2/15/23 144A	325,000	333
3.500%, 3/15/29 144A	2,050,000	2,070
4.875%, 2/15/30 144A	450,000	496
5.750%, 3/15/25	3,660,000	3,770
5.875%, 2/15/28 144A	700,000	762
7.500%, 3/15/26 144A	625,000	699
Allied Universal Holdco LLC 6.625%, 7/15/26 144A	1,275,000	1,360
9.750%, 7/15/27 144A	6,100,000	6,649
Avantor, Inc. 4.625%, 7/15/28 144A	2,675,000	2,829
Bausch Health Cos., Inc. 5.000%, 1/30/28 144A	1,300,000	1,340
5.000%, 2/15/29 144A	625,000	643
5.250%, 2/15/31 144A	625,000	653
5.750%, 8/15/27 144A	775,000	831
6.250%, 2/15/29 144A	1,775,000	1,928
7.250%, 5/30/29 144A	2,200,000	2,473
The Brink’s Co. 5.500%, 7/15/25 144A	400,000	427

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Centene Corp. 3.000%, 10/15/30	375,000	397
3.375%, 2/15/30	900,000	947
4.250%, 12/15/27	2,775,000	2,941
4.625%, 12/15/29	2,425,000	2,692
4.750%, 1/15/25	2,175,000	2,232
5.375%, 8/15/26 144A	800,000	845
Centene Escrow I Corp. 5.375%, 6/1/26 144A	2,150,000	2,268
Charles River Laboratories International, Inc. 5.500%, 4/1/26 144A	600,000	628
CHS / Community Health Systems, Inc. 5.625%, 3/15/27 144A	750,000	806
6.000%, 1/15/29 144A	225,000	243
6.625%, 2/15/25 144A	525,000	553
8.000%, 3/15/26 144A	1,050,000	1,131
8.625%, 1/15/24 144A	750,000	782
Edgewell Personal Care Co. 5.500%, 6/1/28 144A	875,000	940
Endo Finance LLC / Endo Finco, Inc. 6.000%, 6/30/28 144A	2,253,000	1,915
9.500%, 7/31/27 144A	1,084,000	1,210
Financial & Risk US Holdings, Inc. 6.250%, 5/15/26 144A	600,000	641
8.250%, 11/15/26 144A	4,750,000	5,183
Garda World Security Corp. 4.625%, 2/15/27 144A	875,000	884
Gartner, Inc. 3.750%, 10/1/30 144A	550,000	578
4.500%, 7/1/28 144A	250,000	264
Global Medical Response, Inc. 6.500%, 10/1/25 144A	3,925,000	4,102
GW B-CR Security Corp. 9.500%, 11/1/27 144A	4,744,000	5,254
HCA, Inc. 3.500%, 9/1/30	2,350,000	2,496
5.375%, 2/1/25	2,250,000	2,530
5.375%, 9/1/26	1,325,000	1,523
5.875%, 5/1/23	1,120,000	1,231
5.875%, 2/15/26	2,225,000	2,559
5.875%, 2/1/29	550,000	663
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 4.625%, 6/15/25 144A	1,250,000	1,318
5.000%, 6/15/28 144A	1,000,000	1,068
Kraft Heinz Foods Co. 4.250%, 3/1/31 144A	250,000	279
4.375%, 6/1/46	2,400,000	2,593
5.200%, 7/15/45	2,175,000	2,583
Lamb Weston Holdings, Inc. 4.875%, 11/1/26 144A	700,000	732
LifePoint Health, Inc. 4.375%, 2/15/27 144A	625,000	634
5.375%, 1/15/29 144A	150,000	150
6.750%, 4/15/25 144A	825,000	886
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.500%, 4/15/25 144A j	4,600,000	1,587
5.625%, 10/15/23 144A j	2,775,000	957

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
MEDNAX, Inc. 6.250%, 1/15/27 144A	1,700,000	1,823
Molina Healthcare, Inc. 3.875%, 11/15/30 144A	375,000	402
MPH Acquisition Holdings LLC 5.750%, 11/1/28 144A	3,425,000	3,348
The Nielsen Co. Luxembourg SARL 5.000%, 2/1/25 144A	1,275,000	1,308
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 4/15/22 144A	1,076,000	1,079
5.625%, 10/1/28 144A	875,000	951
5.875%, 10/1/30 144A	975,000	1,103
Post Holdings, Inc. 4.625%, 4/15/30 144A	1,550,000	1,631
5.000%, 8/15/26 144A	975,000	1,007
5.500%, 12/15/29 144A	375,000	409
5.625%, 1/15/28 144A	975,000	1,038
5.750%, 3/1/27 144A	3,775,000	3,997
Prestige Brands, Inc. 5.125%, 1/15/28 144A	425,000	453
6.375%, 3/1/24 144A	3,600,000	3,681
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	3,325,000	3,666
Syneos Health, Inc. 3.625%, 1/15/29 144A	600,000	602
Team Health Holdings, Inc. 6.375%, 2/1/25 144A	2,750,000	2,365
Teleflex, Inc. 4.250%, 6/1/28 144A	250,000	265
4.625%, 11/15/27	450,000	484
Tenet Healthcare Corp. 4.625%, 7/15/24	1,400,000	1,435
4.625%, 6/15/28 144A	125,000	131
4.875%, 1/1/26 144A	1,200,000	1,255
5.125%, 5/1/25	2,400,000	2,447
5.125%, 11/1/27 144A	1,450,000	1,535
6.125%, 10/1/28 144A	325,000	339
6.750%, 6/15/23	2,100,000	2,259
7.000%, 8/1/25	1,625,000	1,680
United Rentals North America, Inc. 3.875%, 11/15/27	325,000	340
3.875%, 2/15/31	275,000	288
4.875%, 1/15/28	1,225,000	1,305
5.250%, 1/15/30	425,000	472
5.500%, 5/15/27	800,000	857
5.875%, 9/15/26	850,000	900
Valeant Pharmaceuticals International, Inc. 5.500%, 11/1/25 144A	725,000	751
6.125%, 4/15/25 144A	5,300,000	5,462
7.000%, 3/15/24 144A	700,000	720
8.500%, 1/31/27 144A	2,175,000	2,419
9.000%, 12/15/25 144A	850,000	940
9.250%, 4/1/26 144A	525,000	585
Vizient, Inc. 6.250%, 5/15/27 144A	675,000	726
West Street Merger Sub, Inc. 6.375%, 9/1/25 144A	4,325,000	4,433

Total		155,740

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Diversified (0.1%)
Stena International SA 6.125%, 2/1/25 144A	1,100,000	1,086

Total		1,086

Energy (15.4%)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 9/15/24	2,200,000	2,145
5.750%, 3/1/27 144A	2,275,000	2,235
5.750%, 1/15/28 144A	2,600,000	2,497
7.875%, 5/15/26 144A	675,000	697
Antero Resources Corp. 5.125%, 12/1/22	340,000	339
5.625%, 6/1/23	1,450,000	1,421
8.375%, 7/15/26 144A	325,000	332
Apache Corp. 4.625%, 11/15/25	325,000	341
4.875%, 11/15/27	700,000	742
Archrock Partners LP 6.250%, 4/1/28 144A	1,650,000	1,718
6.875%, 4/1/27 144A	2,800,000	3,013
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 8.250%, 12/31/28 144A	425,000	424
9.000%, 11/1/27 144A	414,000	460
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 7.000%, 11/1/26 144A	400,000	383
Berry Petroleum Co. LLC 7.000%, 2/15/26 144A	1,200,000	1,020
Callon Petroleum Co. 6.375%, 7/1/26	1,050,000	541
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	1,750,000	1,111
8.250%, 7/15/25	425,000	229
Centennial Resource Production LLC 6.875%, 4/1/27 144A	1,400,000	1,004
Cheniere Energy Partners LP 4.500%, 10/1/29	1,150,000	1,216
5.250%, 10/1/25	2,550,000	2,617
5.625%, 10/1/26	1,200,000	1,251
Cheniere Energy, Inc. 4.625%, 10/15/28 144A	975,000	1,024
Chesapeake Energy Corp. 7.000%, 10/1/24 *,j	1,000,000	45
11.500%, 1/1/25 144A *,j	2,169,000	380
CNX Midstream Finance Corp. 6.500%, 3/15/26 144A	3,200,000	3,256
Coeur Mining, Inc. 5.875%, 6/1/24	2,075,000	2,091
Continental Resources, Inc. 4.375%, 1/15/28	1,050,000	1,071
5.750%, 1/15/31 144A	1,450,000	1,609
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 144A	3,025,000	3,085
Double Eagle III Midco 1 LLC / Double Eagle Finance Corp. 7.750%, 12/15/25 144A	1,750,000	1,856

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
Endeavor Energy Resources LP / EER Finance, Inc. 5.500%, 1/30/26 144A	200,000	205
5.750%, 1/30/28 144A	850,000	917
6.625%, 7/15/25 144A	625,000	669
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/26 144A	4,150,000	4,409
EQM Midstream Partners, LP 4.750%, 7/15/23	650,000	683
5.500%, 7/15/28	1,925,000	2,104
6.000%, 7/1/25 144A	900,000	985
6.500%, 7/1/27 144A	1,450,000	1,633
6.500%, 7/15/48	1,025,000	1,063
EQT Corp. 5.000%, 1/15/29	350,000	369
7.875%, 2/1/25	1,300,000	1,480
8.750%, 2/1/30	800,000	978
Gulfport Energy Corp. 6.000%, 10/15/24 *,j	550,000	363
6.375%, 5/15/25 *,j	625,000	412
6.375%, 1/15/26 *,j	425,000	280
6.625%, 5/1/23 *,j	225,000	148
Hess Midstream Partners LP 5.125%, 6/15/28 144A	1,300,000	1,359
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 2/1/28 144A	1,225,000	1,234
Jagged Peak Energy LLC 5.875%, 5/1/26	1,225,000	1,268
Nabors Industries, Ltd. 7.250%, 1/15/26 144A	1,175,000	824
7.500%, 1/15/28 144A	325,000	223
NuStar Logistics LP 5.625%, 4/28/27	2,925,000	3,115
5.750%, 10/1/25	325,000	346
6.000%, 6/1/26	700,000	757
6.375%, 10/1/30	600,000	680
Occidental Petroleum Corp. 2.900%, 8/15/24	1,475,000	1,420
3.200%, 8/15/26	425,000	397
3.400%, 4/15/26	300,000	286
3.500%, 6/15/25	1,600,000	1,546
4.100%, 2/15/47	675,000	552
4.300%, 8/15/39	1,525,000	1,283
4.400%, 8/15/49	975,000	822
5.875%, 9/1/25	1,225,000	1,305
6.450%, 9/15/36	1,500,000	1,570
6.625%, 9/1/30	1,400,000	1,520
8.000%, 7/15/25	625,000	712
8.875%, 7/15/30	1,950,000	2,289
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 8/15/25 144A	225,000	234
PDC Energy, Inc. 5.750%, 5/15/26	1,525,000	1,575
6.125%, 9/15/24	575,000	591
Precision Drilling Corp. 5.250%, 11/15/24	225,000	195
7.125%, 1/15/26 144A	1,025,000	892
7.750%, 12/15/23	475,000	436

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
QEP Resources, Inc. 5.250%, 5/1/23	1,000,000	1,053
5.625%, 3/1/26	975,000	1,069
Range Resources Corp. 4.875%, 5/15/25	1,575,000	1,488
5.000%, 3/15/23	113,000	110
9.250%, 2/1/26	825,000	862
Rattler Midstream LP 5.625%, 7/15/25 144A	875,000	924
SESI LLC 7.125%, 12/15/21 *,j	1,750,000	560
7.750%, 9/15/24 *,j	2,200,000	704
Shelf Drilling Holdings, Ltd. 8.250%, 2/15/25 144A	1,850,000	851
SM Energy Co. 5.625%, 6/1/25	1,000,000	810
6.625%, 1/15/27	250,000	199
6.750%, 9/15/26	1,300,000	1,053
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.500%, 8/15/22	1,375,000	1,238
5.750%, 4/15/25	2,275,000	1,456
Sunoco LP / Sunoco Finance Corp. 5.500%, 2/15/26	550,000	564
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 1/15/28	1,925,000	2,032
5.125%, 2/1/25	1,425,000	1,461
5.375%, 2/1/27	2,150,000	2,258
5.500%, 3/1/30	2,250,000	2,443
5.875%, 4/15/26	1,350,000	1,431
6.500%, 7/15/27	300,000	326
TerraForm Power Operating LLC 4.250%, 1/31/23 144A	175,000	181
4.750%, 1/15/30 144A	1,725,000	1,846
5.000%, 1/31/28 144A	2,025,000	2,275
TransMontaigne Partners LP / TLP Finance Corp. 6.125%, 2/15/26	1,175,000	1,181
USA Compression Finance Corp. 6.875%, 4/1/26	3,400,000	3,553
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 9/1/27	1,250,000	1,334
Western Gas Partners LP 4.500%, 3/1/28	1,100,000	1,139
5.300%, 3/1/48	3,675,000	3,642
5.450%, 4/1/44	650,000	657
5.500%, 8/15/48	400,000	393
Western Midstream Operating LP 4.000%, 7/1/22	850,000	873
4.650%, 7/1/26	175,000	184
5.050%, 2/1/30	675,000	751
WPX Energy, Inc. 4.500%, 1/15/30	900,000	954
5.250%, 10/15/27	325,000	344
5.750%, 6/1/26	825,000	867
5.875%, 6/15/28	150,000	164

Total		127,512

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Financial (6.9%)
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.750%, 10/15/27 144A	4,075,000	4,360
AmWINS Group, Inc. 7.750%, 7/1/26 144A	4,375,000	4,698
Ardonagh Midco 2 PLC 12.750%, 1/15/27 144A	1,575,000	1,681
AssuredPartners, Inc. 5.625%, 1/15/29 144A	125,000	130
7.000%, 8/15/25 144A	3,250,000	3,368
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28 144A	400,000	441
GTCR AP Finance, Inc. 8.000%, 5/15/27 144A	1,550,000	1,683
HUB International, Ltd. 7.000%, 5/1/26 144A	9,775,000	10,223
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 3.875%, 2/15/29 144A	200,000	204
4.500%, 9/1/26	450,000	484
4.625%, 6/15/25 144A	400,000	428
5.625%, 5/1/24	475,000	516
5.750%, 2/1/27	300,000	337
National Financial Partners Corp. 7.000%, 5/15/25 144A	275,000	296
Navient Corp. 5.000%, 3/15/27	450,000	454
5.875%, 10/25/24	1,850,000	1,966
6.125%, 3/25/24	1,075,000	1,148
6.750%, 6/25/25	1,625,000	1,767
6.750%, 6/15/26	350,000	381
7.250%, 9/25/23	325,000	356
NFP Corp. 6.875%, 8/15/28 144A	5,625,000	6,006
Quicken Loans LLC 3.625%, 3/1/29 144A	875,000	893
3.875%, 3/1/31 144A	1,300,000	1,349
Quicken Loans, Inc. 5.250%, 1/15/28 144A	2,225,000	2,375
United Shore Financial Services LLC 5.500%, 11/15/25 144A	3,575,000	3,772
USIS Merger Sub, Inc. 6.875%, 5/1/25 144A	4,525,000	4,638
VICI Properties LP / VICI Note Co., Inc. 3.500%, 2/15/25 144A	125,000	128
3.750%, 2/15/27 144A	200,000	205
4.125%, 8/15/30 144A	400,000	422
4.250%, 12/1/26 144A	1,125,000	1,167
4.625%, 12/1/29 144A	1,350,000	1,445

Total		57,321

Health Care (0.4%)
IQVIA, Inc. 5.000%, 10/15/26 144A	2,250,000	2,357
5.000%, 5/15/27 144A	750,000	797

Total		3,154

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Industrial (11.7%)
ARD Finance SA 6.500%, 6/30/27 144A	3,750,000	4,003
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.250%, 8/15/27 144A	2,375,000	2,493
6.000%, 2/15/25 144A	2,600,000	2,694
Ball Corp. 2.875%, 8/15/30	1,575,000	1,571
Berry Global Escrow Corp. 4.875%, 7/15/26 144A	1,950,000	2,095
5.625%, 7/15/27 144A	1,150,000	1,237
Berry Plastics Corp. 5.125%, 7/15/23	493,000	499
BWAY Holding Co. 5.500%, 4/15/24 144A	1,775,000	1,810
7.250%, 4/15/25 144A	3,475,000	3,510
CFX Escrow Corp. 6.375%, 2/15/26 144A	450,000	480
Cornerstone Building Brands, Inc. 6.125%, 1/15/29 144A	800,000	850
CP Atlas Buyer, Inc. 7.000%, 12/1/28 144A	625,000	648
Crown Americas LLC / Crown Americas Capital Corp. VI 4.750%, 2/1/26	1,175,000	1,219
Energizer Holdings, Inc. 4.375%, 3/31/29 144A	1,625,000	1,683
4.750%, 6/15/28 144A	475,000	500
7.750%, 1/15/27 144A	825,000	917
Flex Acquisition Co., Inc. 6.875%, 1/15/25 144A	4,050,000	4,111
7.875%, 7/15/26 144A	4,175,000	4,387
Gates Global LLC / Gates Global Co. 6.250%, 1/15/26 144A	4,550,000	4,778
Graphic Packaging International LLC 3.500%, 3/15/28 144A	425,000	440
3.500%, 3/1/29 144A	450,000	460
4.750%, 7/15/27 144A	650,000	720
Koppers, Inc. 6.000%, 2/15/25 144A	4,075,000	4,197
Owens-Brockway Glass Container, Inc. 5.375%, 1/15/25 144A	2,075,000	2,236
5.875%, 8/15/23 144A	900,000	964
6.375%, 8/15/25 144A	1,250,000	1,384
6.625%, 5/13/27 144A	500,000	541
Pisces Midco, Inc. 8.000%, 4/15/26 144A	2,775,000	2,921
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU 4.000%, 10/15/27 144A	3,275,000	3,357
Sealed Air Corp. 5.125%, 12/1/24 144A	1,950,000	2,126
Standard Industries, Inc. 3.375%, 1/15/31 144A	725,000	729
4.375%, 7/15/30 144A	550,000	588
4.750%, 1/15/28 144A	625,000	658
5.000%, 2/15/27 144A	3,375,000	3,527
TransDigm UK Holdings PLC 6.875%, 5/15/26	625,000	660

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Industrial continued
TransDigm, Inc. 5.500%, 11/15/27	1,250,000	1,314
6.250%, 3/15/26 144A	2,250,000	2,396
6.375%, 6/15/26	1,850,000	1,915
6.500%, 7/15/24	4,875,000	4,961
6.500%, 5/15/25	300,000	308
7.500%, 3/15/27	350,000	374
Trident Merger Sub, Inc. 6.625%, 11/1/25 144A	2,225,000	2,258
Trident TPI Holdings, Inc. 9.250%, 8/1/24 144A	1,450,000	1,544
Trivium Packaging Finance BV 5.500%, 8/15/26 144A	525,000	555
8.500%, 8/15/27 144A	2,525,000	2,765
TTM Technologies, Inc. 5.625%, 10/1/25 144A	1,800,000	1,843
Vertical Holdco GmbH 7.625%, 7/15/28 144A	950,000	1,036
Vertical U.S. Newco, Inc. 5.250%, 7/15/27 144A	1,750,000	1,855
Watco Cos. LLC / Watco Finance Corp. 6.500%, 6/15/27 144A	1,525,000	1,651
WESCO Distribution, Inc. 5.375%, 12/15/21	2,905,000	2,907
5.375%, 6/15/24	1,750,000	1,794
7.125%, 6/15/25 144A	525,000	577
7.250%, 6/15/28 144A	1,075,000	1,223

Total		96,269

Other Holdings (–%)
General Motors Co. Escrow 7.200%, 1/15/49 *,Æ	610,000	-
8.375%, 7/15/49 *,Æ	4,865,000	-
Ultra Resources, Inc. Escrow 7.125%, 4/15/25 *,Æ	1,325,000	-

Total		-

Technology (6.3%)
AMG AG 7.000%, 7/31/25 144A	1,875,000	2,034
Banff Merger Sub, Inc. 9.750%, 9/1/26 144A	775,000	837
Black Knight InfoServ LLC 3.625%, 9/1/28 144A	925,000	947
Booz Allen Hamilton, Inc. 3.875%, 9/1/28 144A	400,000	412
BY Crown Parent LLC / BY Bond Finance, Inc. 4.250%, 1/31/26 144A	575,000	589
CDW LLC / CDW Finance Corp. 3.250%, 2/15/29	650,000	663
4.250%, 4/1/28	300,000	317
5.500%, 12/1/24	275,000	307
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.875%, 6/15/21 144A	298,000	299
7.125%, 6/15/24 144A	4,625,000	4,797
Diebold Nixdorf, Inc. 9.375%, 7/15/25 144A	250,000	280

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Technology continued
Entegris, Inc. 4.625%, 2/10/26 144A	850,000	882
JDA Escrow LLC / JDA Bond Finance, Inc. 7.375%, 10/15/24 144A	3,300,000	3,358
Logan Merger Sub, Inc. 5.500%, 9/1/27 144A	1,675,000	1,755
NCR Corp. 5.000%, 10/1/28 144A	875,000	923
5.250%, 10/1/30 144A	1,425,000	1,528
5.750%, 9/1/27 144A	1,025,000	1,089
6.125%, 9/1/29 144A	650,000	720
8.125%, 4/15/25 144A	325,000	362
Nuance Communications, Inc. 5.625%, 12/15/26	1,050,000	1,111
ON Semiconductor Corp. 3.875%, 9/1/28 144A	675,000	697
Open Text Corp. 3.875%, 2/15/28 144A	800,000	830
4.125%, 2/15/30 144A	800,000	851
PTC, Inc. 3.625%, 2/15/25 144A	300,000	308
4.000%, 2/15/28 144A	500,000	524
Qorvo, Inc. 3.375%, 4/1/31 144A	850,000	878
4.375%, 10/15/29	1,350,000	1,485
Rackspace Technology Global, Inc. 5.375%, 12/1/28 144A	1,075,000	1,126
Science Applications International Corp. 4.875%, 4/1/28 144A	325,000	344
Seagate HDD Cayman 3.125%, 7/15/29 144A	1,475,000	1,475
3.375%, 7/15/31 144A	1,225,000	1,232
Sensata Technologies BV 5.625%, 11/1/24 144A	950,000	1,062
Sensata Technologies UK Financing Co. PLC 6.250%, 2/15/26 144A	500,000	520
Sensata Technologies, Inc. 3.750%, 2/15/31 144A	225,000	233
4.375%, 2/15/30 144A	325,000	350
SS&C Technologies, Inc. 5.500%, 9/30/27 144A	3,600,000	3,845
Star Merger Sub, Inc. 6.875%, 8/15/26 144A	584,000	628
10.250%, 2/15/27 144A	2,655,000	2,993
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 6/1/25 144A	6,075,000	6,279
Veritas US, Inc. / Veritas Bermuda, Ltd. 7.500%, 9/1/25 144A	2,725,000	2,796

Total		51,666

Utilities (2.3%)
AmeriGas Partners LP / AmeriGas Finance Corp. 5.500%, 5/20/25	350,000	388
5.625%, 5/20/24	425,000	458
5.750%, 5/20/27	550,000	626

Corporate Bonds (96.6%)	Shares/ Par+	Value $ (000’s)

Utilities continued
5.875%, 8/20/26	2,350,000	2,644
Calpine Corp. 3.750%, 3/1/31 144A	1,250,000	1,238
4.500%, 2/15/28 144A	1,575,000	1,638
4.625%, 2/1/29 144A	200,000	206
5.000%, 2/1/31 144A	200,000	209
5.125%, 3/15/28 144A	825,000	868
5.250%, 6/1/26 144A	604,000	625
NRG Energy, Inc. 3.375%, 2/15/29 144A	225,000	230
3.625%, 2/15/31 144A	225,000	231
5.250%, 6/15/29 144A	775,000	852
5.750%, 1/15/28	225,000	246
6.625%, 1/15/27	2,050,000	2,165
7.250%, 5/15/26	1,525,000	1,609
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.500%, 8/15/28 144A	600,000	633
Vistra Operations Co. LLC 5.000%, 7/31/27 144A	1,100,000	1,166
5.500%, 9/1/26 144A	900,000	938
5.625%, 2/15/27 144A	1,925,000	2,047

Total		19,017

Total Corporate Bonds
(Cost: $773,080)		797,693

Bank Loan Obligations (0.3%)

Consumer, Non-cyclical (0.2%)
Envision Healthcare Corp., 7.000%, (ICE LIBOR USD 3 Month plus 6.000%), 10/10/25	1,773,454	1,392

Energy (0.1%)
Ascent Resources Utica Holdings LLC, 10.000%, (ICE LIBOR USD 1 Month plus 9.000%), 11/1/25	861,000	934

Total Bank Loan Obligations
(Cost: $3,742)		2,326

Short-Term Investments (1.3%)

Money Market Funds (1.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	10,479,633	10,480

Total		10,480

Total Short-Term Investments
(Cost: $10,480)		10,480

Total Investments (98.7%)
(Cost: $793,049)@		814,406

Other Assets, Less Liabilities (1.3%)		10,797

Net Assets (100.0%)		825,203

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $552,824 representing 67.0% of the net assets.

f	Defaulted Security

Æ	Security valued using significant unobservable inputs.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $793,201 and the net unrealized appreciation of investments based on that cost was $21,205 which is comprised of $46,125 aggregate gross unrealized appreciation and $24,920 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$2,326	$-
Common Stocks	3,907	-	-
Corporate Bonds	-	797,693	-
Short-Term Investments	10,480	-	-
Total Assets:	$14,387	$800,019	$-

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

MARKET OVERVIEW

The beginning of 2020 introduced fresh economic risks, particularly heightened by coronavirus-related fears, which sparked a severe sell-off across global markets and an unprecedented seizing of overall liquidity. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. Risk assets broadly gained in the second quarter as financial markets began a slow recovery, supported by fiscal and monetary policy, easing of lockdown measures, and policymakers’ commitment to continue supportive policy stances. The U.S. Congress discussed a Phase Four stimulus bill while the Federal Reserve Bank (the “Fed”) strengthened its lending program and re-emphasized its plan to keep rates near zero for the near future. During the third quarter, the recovery appeared well underway as economic activity rebounded sharply. On the U.S. policy front, the Fed announced a shift in its inflation framework that would enable the central bank to allow inflation to exceed the 2% inflation target and further support the economy. In the fourth quarter, positive vaccine developments and the U.S. election outcomes – a Biden victory alongside a potentially divided Congress – bolstered market optimism. Global equities rallied as the S&P® 500 Index hit record highs, credit spreads tightened, the dollar weakened and oil prices rose.

PORTFOLIO RESULTS

The Portfolio returned 6.13% for the twelve months ended December 31, 2020. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Global Credit Hedged USD Index returned 7.53%. The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg Barclays® Global Aggregate – Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned 6.60%. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Multi-Sector Income Funds peer group was 7.76%.

The primary detractor from relative performance over the period was underweight exposure to developed markets duration, particularly U.S. duration, as rates fell throughout the year alongside global central bank easing. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options. Select exposure within high yield credit modestly detracted. During the year, the Portfolio’s credit exposure was partially obtained through the use of credit default swaps.

The largest contributor to performance was an underweight to external emerging markets as spreads widened. Within corporate credit, an overweight to Financials supported returns, as credit spreads broadly rallied alongside the rebound in risk markets driven by a supportive Fed and expansionary fiscal policy. An underweight to high yield Industrials, particularly Energy, was positive for performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Multi-Sector Bond Portfolio (unaudited)

Following an outsized contraction of economic activity in 2020, global output and demand are likely to rebound strongly this year. We expect the current renewed weakness due to lockdowns in major economies to give way to accelerating economic growth from around the second quarter, driven by the broadening rollout of vaccines and continued fiscal and monetary policy support. The sectors most hit by COVID-19-related restrictions – travel, lodging, restaurants, leisure, etc. – should benefit the most. Coming off a low base, world gross domestic product (“GDP”) growth in 2021 is expected to be the highest in more than a decade. We forecast economic activity in the U.S. to reach pre-recession peak levels during the second half of this year, while Europe, due to its current double-dip, is unlikely to fully make up the output losses until the middle of 2022 despite the sharp growth bounce we expect from the second quarter. Meanwhile, the Chinese economy, which already operates above pre-crisis levels and has exhibited strong growth momentum into the new year, should record GDP growth above 8% in 2021, after a decidedly subpar 2.3% last year.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	6.13%	7.54%	5.60%
Bloomberg Barclays® Global Credit Hedged USD Index	7.53%	6.32%	5.48%
1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	6.60%	6.84%	6.06%
Lipper® Variable Insurance Products (VIP) Multi-Sector Income Funds	7.76%	5.40%	4.56%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a portion of its assets in fixed-and floating-rate loans, including senior loans, through loan participations and assignments. Investing in loans may expose the Portfolio to additional risks, including credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Multi-Sector Bond Portfolio (unaudited)

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Top 10 Fixed Income Holdings 12/31/20

Security Description	% of Net Assets
US Treasury, Various	9.1%
Petroleos Mexicanos, Various	2.1%
Deutsche Bank AG, Various	1.8%
Republic of Indonesia, Various	1.5%
Saudi International Bond, Various	1.4%
Turkey Government International Bond, Various	1.3%
Ford Motor Credit Co. LLC, Various	1.1%
Royal Bank of Scotland Group PLC, Various	1.1%
UniCredit SpA, Various	1.1%
MASTR Asset Backed Securities Trust, Series 2006- FRE2, Class A1, 0.448%, 3/25/36	1.0%

Sector Allocation 12/31/20

Sector	% of Net Assets
Corporate Bonds	55.6%
Governments	19.4%
Short-Term Investments & Other Net Assets	15.3%
Structured Products	6.4%
Bank Loan Obligations	2.1%
Municipal Bonds	0.8%
Convertible Corporate Bonds	0.4%
Energy	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Common Stocks (–%)	Shares/ Par+	Value $ (000’s)

Energy (–%)
Noble Corp. PLC d*	5,855	–p

Total		–p

Total Common Stocks (Cost: $–)		–p

Corporate Bonds (55.6%)

Basic Materials (2.6%)
ALROSA Finance SA 3.100%, 6/25/27 144A	8,500,000	8,749
4.650%, 4/9/24 144A	500,000	540
Arconic Rolled Products Corp. 6.125%, 2/15/28 144A	100,000	108
Georgia-Pacific LLC 8.875%, 5/15/31	200,000	323
INEOS Finance PLC 2.875%, 5/1/26 144A EUR ¥	2,700,000	3,339
2.875%, 5/1/26 EUR §,¥	3,400,000	4,205
INEOS Styrolution Group GmbH 2.250%, 1/16/27 144A EUR ¥	200,000	236
MMK International Capital DAC 4.375%, 6/13/24 144A	1,400,000	1,508
Sappi Papier Holding GmbH 3.125%, 4/15/26 EUR §,¥	300,000	356
Sasol Financing USA LLC 5.875%, 3/27/24	500,000	531
Syngenta Finance NV 4.441%, 4/24/23 144A	200,000	210
4.892%, 4/24/25 144A	5,900,000	6,331
5.182%, 4/24/28 144A	2,800,000	3,001
Teck Resources, Ltd. 3.900%, 7/15/30	300,000	334

Total		29,771

Communications (4.9%)
Altice Financing SA 3.000%, 1/15/28 EUR §,¥	200,000	235
7.500%, 5/15/26 144A	5,171,000	5,457
Altice France Holding SA 8.000%, 5/15/27 EUR §,¥	1,000,000	1,324
Altice France SA 8.125%, 2/1/27 144A	3,200,000	3,528
AT&T, Inc. 3.100%, 2/1/43 b	1,800,000	1,821
3.500%, 9/15/53 144A	237,000	236
3.650%, 9/15/59 144A	6,663,000	6,683
3.800%, 12/1/57 144A	115,000	119
Baidu, Inc. 3.875%, 9/29/23	200,000	215
CenturyLink, Inc. 4.000%, 2/15/27 144A	100,000	103
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 3/15/28 b	1,700,000	1,961
4.800%, 3/1/50	200,000	239

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Communications continued
5.125%, 7/1/49 b	3,300,000	4,021
5.375%, 4/1/38	100,000	125
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/1/26 144A	1,800,000	1,939
Deutsche Telekom International Finance 8.750%, 6/15/30	700,000	1,107
Intelsat Jackson Holdings SA 5.500%, 8/1/23 j	700,000	474
8.500%, 10/15/24 144A j	200,000	143
9.750%, 7/15/25 144A j	100,000	72
Koninklijke KPN NV 5.750%, 9/17/29 GBP §,¥	750,000	1,253
Qwest Corp. 7.250%, 9/15/25	500,000	591
RCS & RDS SA 3.250%, 2/5/28 144A EUR ¥	100,000	122
SFR Group SA 7.375%, 5/1/26 144A	7,600,000	7,999
Sprint Communications, Inc. 11.500%, 11/15/21	400,000	434
Sprint Corp. 7.125%, 6/15/24	100,000	117
7.250%, 9/15/21	700,000	728
7.875%, 9/15/23	500,000	579
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 3/20/28 144A	1,300,000	1,505
Telecom Italia Capital SA 6.000%, 9/30/34	400,000	487
Tencent Holdings, Ltd. 1.810%, 1/26/26 144A	1,400,000	1,431
Time Warner Cable LLC 5.875%, 11/15/40	300,000	400
6.750%, 6/15/39	200,000	284
T-Mobile USA, Inc. 3.875%, 4/15/30 144A	100,000	116
UPCB Finance IV, Ltd. 4.000%, 1/15/27 EUR §,¥	315,000	391
Virgin Media Secured Finance PLC 4.250%, 1/15/30 144A GBP ¥	3,200,000	4,491
5.000%, 4/15/27 144A GBP ¥	500,000	715
VMED O2 UK Financing I PLC 3.250%, 1/31/31 EUR §,¥	1,200,000	1,504
4.000%, 1/31/29 144A GBP ¥	2,600,000	3,629

Total		56,578

Consumer, Cyclical (6.9%)
Adient Global Holdings, Ltd. 3.500%, 8/15/24 EUR §,¥	100,000	122
Air Canada Pass Through Trust, Series 2020- 2, Class A 5.250%, 10/1/30 144A	1,000,000	1,068
Alaska Airlines Pass Through Trust, Series 2020-1, Class A 4.800%, 2/15/29 144A	200,000	220

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
American Airlines Pass Through Trust, Series 2011-1, Class A 5.250%, 7/31/22	58,482	58
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700%, 4/1/28	203,115	191
American Airlines Pass Through Trust, Series 2016-1, Class AA 3.575%, 7/15/29	809,369	802
BMW Finance NV 2.250%, 8/12/22 144A	400,000	412
Colt Merger Sub, Inc. 5.750%, 7/1/25 144A	400,000	424
Continental Airlines Pass Through Trust, Series 2010-1, Class A 4.750%, 7/12/22	39,089	39
Delta Air Lines, Inc. 2.900%, 10/28/24	75,000	74
7.000%, 5/1/25 144A	1,500,000	1,732
7.375%, 1/15/26	25,000	29
Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.500%, 10/20/25 144A	300,000	321
easyJet PLC 1.750%, 2/9/23 EUR §,¥	200,000	244
FCE Bank PLC 0.869%, 9/13/21 EUR §,¥	400,000	487
1.875%, 6/24/21 EUR §,¥	100,000	122
Ford Motor Credit Co. LLC 0.000%, (Euribor 3 Month ACT/360 plus 0.430%), 5/14/21 EUR ¥	200,000	243
0.000%, (Euribor 3 Month ACT/360 plus 0.370%), 12/1/21 EUR ¥	1,200,000	1,448
0.068%, (Euribor 3 Month ACT/360 plus 0.420%), 12/7/22 EUR ¥	400,000	471
0.172%, (Euribor 3 Month ACT/360 plus 0.700%), 12/1/24 EUR ¥	100,000	113
0.217%, (Euribor 3 Month ACT/360 plus 0.730%), 11/15/23 EUR ¥	100,000	116
1.104%, (ICE LIBOR USD 3 Month plus 0.880%), 10/12/21	200,000	198
1.456%, (ICE LIBOR USD 3 Month plus 1.235%), 2/15/23	600,000	579
2.330%, 11/25/25 EUR ¥	100,000	124
2.748%, 6/14/24 GBP ¥	400,000	546
3.021%, 3/6/24 EUR ¥	900,000	1,137
3.096%, 5/4/23	500,000	505
3.250%, 9/15/25 EUR ¥	200,000	256
3.350%, 11/1/22	1,400,000	1,424
3.360%, (ICE LIBOR USD 3 Month plus 3.140%), 1/7/22	200,000	201
4.063%, 11/1/24 b	3,200,000	3,362
4.535%, 3/6/25 GBP ¥	100,000	145
5.584%, 3/18/24	600,000	647
5.596%, 1/7/22	1,500,000	1,551
General Motors Financial Co., Inc. 3.450%, 4/10/22	300,000	308
5.100%, 1/17/24	1,200,000	1,343
Hawaiian Airlines, Series 2020-1, Class A 7.375%, 9/15/27 144A	1,000,000	1,067

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Hyatt Hotels Corp. 3.225%, (ICE LIBOR USD 3 Month plus 3.000%), 9/1/22	700,000	708
IHO Verwaltungs GmbH 3.625%, 5/15/25 EUR §,¥	800,000	995
3.750%, 9/15/26 EUR §,¥	4,600,000	5,771
Jaguar Land Rover Automotive PLC 3.875%, 3/1/23 GBP §,¥	100,000	133
5.875%, 11/15/24 144A EUR ¥	1,600,000	1,986
5.875%, 11/15/24 EUR §,¥	700,000	869
6.875%, 11/15/26 144A EUR ¥	3,200,000	4,000
JetBlue Airways Corp. 4.000%, 5/15/34	900,000	971
John Lewis PLC 4.250%, 12/18/34 GBP §,¥	700,000	974
Las Vegas Sands Corp. 3.500%, 8/18/26	100,000	107
3.900%, 8/8/29	100,000	107
Marks & Spencer PLC 4.250%, 12/8/23 GBP §,¥	300,000	429
6.000%, 6/12/25 GBP §,¥	900,000	1,369
Marriott Ownership Resorts, Inc. 6.500%, 9/15/26	150,000	157
Melco Resorts Finance, Ltd. 4.875%, 6/6/25 144A	400,000	412
5.375%, 12/4/29 144A	300,000	311
MGM Resorts International 7.750%, 3/15/22	300,000	320
Mitchells & Butlers Finance PLC 0.493%, (ICE LIBOR GBP 3 Month plus 0.450%), 12/15/30 GBP §,¥	1,182,500	1,457
0.667%, (ICE LIBOR USD 3 Month plus 0.450%), 12/15/30 §	215,000	193
6.469%, 9/15/32 GBP §,¥	200,000	279
Nissan Motor Acceptance Corp. 3.875%, 9/21/23 144A	700,000	747
Nissan Motor Co., Ltd. 3.201%, 9/17/28 144A EUR ¥	500,000	662
4.345%, 9/17/27 144A	6,400,000	7,066
4.810%, 9/17/30 144A	200,000	225
QVC, Inc. 4.375%, 3/15/23	1,075,000	1,128
Renault SA 1.250%, 6/24/25 EUR §,¥	900,000	1,073
Sands China, Ltd. 4.600%, 8/8/23	300,000	319
5.400%, 8/8/28 b	3,200,000	3,745
Southwest Airlines Co. 5.125%, 6/15/27	1,000,000	1,189
5.250%, 5/4/25	1,000,000	1,158
Toll Brothers Finance Corp. 4.350%, 2/15/28	100,000	111
4.875%, 3/15/27	1,200,000	1,371
Travis Perkins PLC 4.500%, 9/7/23 GBP §,¥	1,900,000	2,764
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000%, 10/11/27	696,638	704

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
United Airlines Pass-Through Trust, Series 2020-1, Class A 5.875%, 4/15/29 b	2,900,000	3,133
US Airways Pass-Through Trust, Series 2012- 1, Class A 5.900%, 4/1/26	777,755	777
Volkswagen Bank GmbH 1.250%, 6/10/24 EUR §,¥	3,000,000	3,794
Volkswagen Financial Services Aktiengesellschaft 0.875%, 4/12/23 EUR §,¥	200,000	249
Volkswagen Leasing GmbH 2.625%, 1/15/24 EUR §,¥	1,800,000	2,364
Wynn Macau, Ltd. 5.125%, 12/15/29 144A	1,100,000	1,123
5.500%, 1/15/26 §	300,000	312
5.625%, 8/26/28 144A	300,000	314
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/1/29 144A	800,000	838

Total		78,843

Consumer, Non-cyclical (3.1%)
AA Bond Co., Ltd. 2.750%, 7/31/43 GBP §,¥	100,000	134
2.875%, 7/31/43 GBP §,¥	2,900,000	3,963
4.875%, 7/31/43 GBP §,¥	200,000	282
AbbVie, Inc. 1.500%, 11/15/23 EUR ¥	400,000	510
Abertis Infraestructuras SA 1.625%, 7/15/29 EUR §,¥	500,000	641
1.875%, 3/26/32 EUR §,¥	600,000	775
3.000%, 3/27/31 EUR §,¥	600,000	853
3.375%, 11/27/26 GBP §,¥	2,100,000	3,152
Amgen, Inc. 4.663%, 6/15/51	1,041,000	1,417
Atlantia SpA 1.625%, 2/3/25 EUR §,¥	500,000	607
1.875%, 7/13/27 EUR §,¥	400,000	481
Auchan Holding SA 3.250%, 7/23/27 EUR §,¥	100,000	141
Bacardi, Ltd. 4.700%, 5/15/28 144A	2,900,000	3,439
BAT Capital Corp. 3.222%, 8/15/24	100,000	108
3.557%, 8/15/27	500,000	557
Centene Corp. 4.250%, 12/15/27	200,000	212
4.625%, 12/15/29	500,000	555
4.750%, 1/15/25	200,000	205
Constellation Brands, Inc. 3.700%, 12/6/26	200,000	229
Coty, Inc. 4.750%, 4/15/26 EUR §,¥	100,000	114
CVS Pass-Through Trust 5.926%, 1/10/34 144A	665,952	807
7.507%, 1/10/32 144A	68,220	84
DaVita HealthCare Partners, Inc. 4.625%, 6/1/30 144A	1,400,000	1,484

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
HCA, Inc. 4.500%, 2/15/27	100,000	116
4.750%, 5/1/23 b	2,655,000	2,895
5.875%, 2/1/29	100,000	120
Imperial Brands Finance PLC 3.500%, 7/26/26 144A	200,000	221
IQVIA, Inc. 3.250%, 3/15/25 EUR §,¥	500,000	617
Kraft Heinz Foods Co. 3.950%, 7/15/25	63,000	69
Loxam SAS 3.250%, 1/14/25 EUR §,¥	900,000	1,098
Pacific Gas & Electric Co. 3.150%, 6/15/30	200,000	214
Sysco Corp. 5.650%, 4/1/25	1,100,000	1,308
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21 b	2,600,000	2,633
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	700,000	709
Teva Pharmaceutical Finance Netherlands II BV 1.125%, 10/15/24 EUR §,¥	600,000	679
1.250%, 3/31/23 EUR §,¥	720,000	848
3.250%, 4/15/22 EUR ¥	800,000	990
6.000%, 1/31/25 EUR ¥	1,500,000	1,988

Total		35,255

Diversified (0.1%)
CVS Pass-Through Trust 4.704%, 1/10/36 144A	393,966	447
Stena International SA 6.125%, 2/1/25 144A	400,000	395

Total		842

Energy (9.8%)
Aker BP ASA 3.750%, 1/15/30 144A	400,000	420
4.750%, 6/15/24 144A	1,000,000	1,035
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.625%, 7/15/26 144A	100,000	101
Boardwalk Pipelines LP 3.400%, 2/15/31	200,000	209
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	100,000	118
CNOOC Finance 2013, Ltd. 3.000%, 5/9/23	1,300,000	1,351
Constellation Oil Services Holding SA 10.000%, 11/9/24 144A Þ	253,248	63
Continental Resources, Inc. 4.375%, 1/15/28	1,400,000	1,428
Dolphin Energy, Ltd. 5.500%, 12/15/21 144A	1,000,000	1,045
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	200,000	282
Enable Midstream Partners LP 4.950%, 5/15/28	1,200,000	1,240
Energy Transfer Operating LP 2.900%, 5/15/25	100,000	106

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
3.600%, 2/1/23	100,000	105
3.750%, 5/15/30	200,000	216
4.650%, 6/1/21	200,000	201
5.000%, 5/15/50	200,000	216
5.250%, 4/15/29	100,000	117
6.625%, 10/15/36	500,000	607
7.500%, 7/1/38 b	1,700,000	2,258
EQT Corp. 7.875%, 2/1/25 b	5,500,000	6,263
Gazprom Neft OAO Via GPN Capital SA 6.000%, 11/27/23 §	3,000,000	3,349
Gray Oak Pipeline LLC 3.450%, 10/15/27 144A	500,000	522
Greenko Solar Mauritius, Ltd. 5.550%, 1/29/25 144A	1,000,000	1,035
Kinder Morgan Energy Partners LP 6.550%, 9/15/40 b	2,382,000	3,109
Kinder Morgan, Inc. 7.750%, 1/15/32	1,216,000	1,763
Midwest Connector Capital Company LLC 3.625%, 4/1/22 144A	300,000	305
3.900%, 4/1/24 144A	200,000	205
MPLX LP 4.250%, 12/1/27	100,000	117
Newfield Exploration Co. 5.625%, 7/1/24 b	2,100,000	2,254
NGPL PipeCo LLC 7.768%, 12/15/37 144A	3,900,000	5,267
Noble Corp. PLC 15.000%, 2/16/28 Æ	78,069	78
Noble Holding International, Ltd. 7.875%, 2/1/26 144A j	400,000	160
NuStar Logistics LP 5.625%, 4/28/27	1,400,000	1,491
6.000%, 6/1/26	200,000	216
Occidental Petroleum Corp. 3.200%, 8/15/26	400,000	374
3.400%, 4/15/26	500,000	477
5.500%, 12/1/25	2,800,000	2,919
5.875%, 9/1/25	700,000	745
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/1/21 §	136,023	130
7.350%, 12/1/26 §,Þ	1,603,797	413
Odebrecht Oil & Gas Finance, Ltd. 0.000%, 2/9/18 §	782,000	4
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	600,000	549
Pertamina Persero PT 6.500%, 11/7/48 144A	3,800,000	5,320
Petrobras Global Finance BV 5.375%, 10/1/29 GBP ¥	1,800,000	2,834
6.250%, 12/14/26 GBP ¥	200,000	324
6.625%, 1/16/34 GBP ¥	300,000	501
6.900%, 3/19/49	300,000	380
Petroleos de Venezuela SA 5.375%, 4/12/27 §,j	6,500,000	228
5.500%, 4/12/37 §,j	4,300,000	146
Petroleos Mexicanos 2.750%, 4/21/27 EUR §,¥	1,100,000	1,263
3.750%, 2/21/24 EUR §,¥	400,000	495

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
4.750%, 2/26/29 EUR §,¥	3,500,000	4,303
4.875%, 2/21/28 EUR §,¥	600,000	747
5.625%, 1/23/46	378,000	325
5.950%, 1/28/31 b	4,300,000	4,289
6.490%, 1/23/27	700,000	739
6.500%, 3/13/27 b	3,200,000	3,370
6.625%, 6/15/35	1,600,000	1,584
6.625%, 6/15/38 b	2,000,000	1,924
6.750%, 9/21/47	1,600,000	1,500
6.840%, 1/23/30	1,600,000	1,675
7.690%, 1/23/50 b	1,880,000	1,896
Petronas Capital, Ltd. 7.875%, 5/22/22 §	800,000	880
Plains All American Pipeline LP / PAA Finance Corp. 6.650%, 1/15/37	277,000	338
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 9/30/27 144A	2,300,000	2,685
Regency Energy Partners LP / Regency Energy Finance Corp. 4.500%, 11/1/23	300,000	325
5.000%, 10/1/22	1,100,000	1,167
5.875%, 3/1/22	800,000	836
Rio Oil Finance Trust, Series 2014-1 9.250%, 7/6/24 144A	1,170,621	1,294
9.250%, 7/6/24 §	1,024,293	1,132
Rio Oil Finance Trust, Series 2014-3 9.750%, 1/6/27 §	405,054	469
Sabine Pass Liquefaction LLC 4.500%, 5/15/30 144A	700,000	829
5.625%, 3/1/25 b	4,900,000	5,714
5.750%, 5/15/24	800,000	915
5.875%, 6/30/26	400,000	484
Tallgrass Energy Partners LP 5.500%, 1/15/28 144A	8,400,000	8,579
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 3/1/30	1,200,000	1,303
Transocean Guardian, Ltd. 5.875%, 1/15/24 144A	4,056,000	3,407
Transocean Poseidon, Ltd. 6.875%, 2/1/27 144A	200,000	182
Transocean, Inc. 8.000%, 2/1/27 144A	100,000	48
Valaris PLC 5.750%, 10/1/44 j	200,000	8
8.000%, 1/31/24 j	80,000	3
Western Midstream Operating, LP 4.100%, 2/1/25	1,200,000	1,237
6.250%, 2/1/50 b	1,900,000	2,090
Williams Partners LP 3.600%, 3/15/22 b	2,500,000	2,581

Total		113,212

Financial (24.4%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.150%, 2/15/24 b	3,600,000	3,773
3.650%, 7/21/27	500,000	545
4.450%, 4/3/26	900,000	1,010

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
4.625%, 10/15/27	500,000	566
4.875%, 1/16/24	1,200,000	1,310
Aircastle, Ltd. 4.250%, 6/15/26	300,000	316
5.250%, 8/11/25 144A	2,400,000	2,643
Ally Financial, Inc. 3.050%, 6/5/23 b	400,000	422
4.250%, 4/15/21	246,000	249
8.000%, 11/1/31 b	1,371,000	2,011
Aviation Capital Group, LLC 5.500%, 12/15/24 144A	900,000	996
Avolon Holdings Funding, Ltd. 5.125%, 10/1/23 144A	500,000	535
5.500%, 1/15/23 144A	800,000	851
Banca Monte dei Paschi di Siena SpA 2.625%, 4/28/25 EUR §,¥	1,700,000	2,129
3.625%, 9/24/24 EUR §,¥	2,700,000	3,473
5.375%, (5 Year EUR Annual Swap Rate plus 5.005%), 1/18/28 EUR §,¥	5,300,000	5,583
Banco Bilbao Vizcaya Argentaria SA 6.000%, (5 Year EUR Annual Swap Rate plus 6.039%), 12/31/99 EUR §,¥	1,600,000	2,094
Banco Bradesco SA 2.850%, 1/27/23 144A	600,000	614
Banco BTG Pactual SA 4.500%, 1/10/25 144A	500,000	534
Banco de Sabadell SA 1.125%, (1 Year EUR Annual Swap Rate plus 1.550%), 3/11/27 EUR ¥	200,000	252
1.750%, 5/10/24 EUR §,¥	900,000	1,137
Banco do Brasil SA 4.625%, 1/15/25 144A	1,100,000	1,197
Banco Votorantim SA 4.500%, 9/24/24 §	200,000	212
Bank of America Corp. 3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28 b	973,000	1,100
5.875%, (ICE LIBOR USD 3 Month plus 2.931%), 12/31/99 b	4,500,000	5,085
Barclays Bank PLC 7.625%, 11/21/22	488,000	543
Barclays PLC 2.375%, (GBP Swap Semi-Annual 1 Year plus 1.320%), 10/6/23 GBP §,¥	200,000	281
3.250%, 2/12/27 GBP §,¥	1,500,000	2,282
3.375%, (1 Year EUR Annual Swap Rate plus 3.700%), 4/2/25 EUR §,¥	1,200,000	1,616
3.650%, 3/16/25 b	3,100,000	3,410
4.610%, (ICE LIBOR USD 3 Month plus 1.400%), 2/15/23 b	2,000,000	2,088
6.125%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 5.867%), 12/31/99	500,000	539
BNP Paribas SA 1.904%, (US SOFR plus 1.609%), 9/30/28 144A	1,100,000	1,123
2.219%, (US SOFR plus 2.074%), 6/9/26 144A	200,000	209
4.705%, (ICE LIBOR USD 3 Month plus 2.235%), 1/10/25 144A	6,400,000	7,112

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
BPCE SA 2.375%, 1/14/25 144A	200,000	211
Cantor Fitzgerald LP 4.875%, 5/1/24 144A	100,000	111
6.500%, 6/17/22 144A	200,000	216
China Evergrande Group 8.250%, 3/23/22 §	200,000	188
Chubb INA Holdings, Inc. 0.875%, 6/15/27 EUR b	200,000	257
CIT Group, Inc. 5.000%, 8/15/22	272,000	288
5.000%, 8/1/23	100,000	109
Citigroup, Inc. 1.250%, (Euribor 3 Month ACT/360 plus 1.660%), 7/6/26 EUR §,¥	200,000	257
3.400%, 5/1/26	400,000	451
Cooperatieve Rabobank UA 6.625%, (Euro Swap Annual 5 Year plus 6.697%), 12/29/49 EUR §,¥	2,600,000	3,258
Corestate Capital Holding SA 3.500%, 4/15/23 EUR §,¥	700,000	707
Country Garden Holdings Co., Ltd. 6.500%, 4/8/24 §	600,000	647
CPI Property Group SA 1.625%, 4/23/27 EUR §,¥	700,000	877
2.125%, 10/4/24 EUR §,¥	400,000	509
4.750%, 3/8/23 §	1,300,000	1,391
Credit Agricole Assurances SA 4.250%, (Euro Swap Annual 5 Year plus 4.500%), 12/31/49 EUR §,¥	2,000,000	2,732
Credit Agricole SA 1.907%, (SOFR Index plus 1.676%), 6/16/26 144A	500,000	518
Credit Suisse AG 6.500%, 8/8/23 144A	7,400,000	8,323
6.500%, 8/8/23 §	1,700,000	1,912
DAE Sukuk (DIFC), Ltd. 3.750%, 2/15/26 144A	1,000,000	1,025
Deutsche Annington Finance BV 5.000%, 10/2/23 144A	300,000	319
Deutsche Bank AG 1.463%, (ICE LIBOR USD 3 Month plus 1.230%), 2/27/23 b	2,900,000	2,893
1.625%, 1/20/27 EUR §,¥	100,000	127
2.625%, 12/16/24 GBP §,¥	500,000	720
3.375%, 5/12/21 b	2,000,000	2,018
3.547%, (US SOFR plus 3.043%), 9/18/31	1,100,000	1,193
3.961%, (US SOFR plus 2.581%), 11/26/25	1,000,000	1,093
4.250%, 2/4/21	900,000	902
4.250%, 10/14/21 b	4,500,000	4,614
5.000%, 2/14/22 b	6,000,000	6,273
5.882%, (US SOFR plus 5.438%), 7/8/31	400,000	479
The Doctors Co. 6.500%, 10/15/23 144A	300,000	324
EPR Properties 3.750%, 8/15/29	100,000	96
Fairfax Financial Holdings, Ltd. 2.750%, 3/29/28 144A EUR ¥	500,000	679
2.750%, 3/29/28 EUR §,¥	100,000	136

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
Fairstone Financial, Inc. 7.875%, 7/15/24 144A	100,000	106
Fidelity National Financial, Inc. 3.400%, 6/15/30	200,000	220
Freedom Mortgage Corp. 7.625%, 5/1/26 144A	700,000	740
8.125%, 11/15/24 144A	3,690,000	3,849
8.250%, 4/15/25 144A	1,000,000	1,045
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	500,000	596
GE Capital UK Funding Unlimited Co. 5.875%, 1/18/33 GBP ¥	800,000	1,498
Globalworth Real Estate Investments, Ltd. 3.000%, 3/29/25 EUR §,¥	3,700,000	4,768
GLP Capital LP / GLP Financing II, Inc. 3.350%, 9/1/24	100,000	105
5.750%, 6/1/28	400,000	474
The Goldman Sachs Group, Inc. 0.041%, (Euribor 3 Month ACT/360 plus 0.550%), 4/21/23 EUR §,¥	900,000	1,102
0.079%, (Euribor 3 Month ACT/360 plus 0.620%), 9/26/23 EUR §,¥	300,000	368
3.375%, 3/27/25 EUR §,¥	200,000	278
3.750%, 5/22/25 b	2,500,000	2,806
3.850%, 7/8/24	1,000,000	1,106
4.000%, 3/3/24	400,000	442
Growthpoint Properties International Pty, Ltd. 5.872%, 5/2/23 144A	300,000	317
5.872%, 5/2/23 §	1,600,000	1,689
Hammerson PLC 1.750%, 3/15/23 EUR §,¥	400,000	467
HBOS PLC 5.374%, 6/30/21 EUR ¥	600,000	750
Hospitality Properties Trust 4.350%, 10/1/24	200,000	197
4.750%, 10/1/26 b	4,900,000	4,839
The Howard Hughes Corp. 5.375%, 3/15/25 144A	300,000	309
HSBC Holdings PLC 1.645%, (US SOFR plus 1.538%), 4/18/26	200,000	205
2.099%, (US SOFR plus 1.929%), 6/4/26	200,000	208
3.900%, 5/25/26 b	2,600,000	2,967
4.300%, 3/8/26 b	3,000,000	3,456
6.500%, 5/20/24 GBP §,¥	1,400,000	2,280
ING Groep NV 5.750%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 4.342%), 11/16/68 b	1,800,000	1,956
6.750%, (5 Year ICE Swap Rate plus 4.204%), 4/16/69 §	900,000	981
International Lease Finance Corp. 5.875%, 8/15/22	400,000	432
8.625%, 1/15/22	400,000	430
Intesa Sanpaolo SpA 3.250%, 9/23/24 144A	300,000	321
4.000%, 9/23/29 144A	200,000	225
5.017%, 6/26/24 144A	2,700,000	2,954
5.875%, (5 Year EUR Annual Swap Rate plus 6.086%), 12/31/99 EUR §,¥	300,000	410

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
6.500%, 2/24/21 144A	4,100,000	4,133
Itau Unibanco Holding SA 2.900%, 1/24/23 144A	200,000	205
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.250%, 6/3/26 144A	1,400,000	1,449
Kaisa Group Holdings, Ltd. 9.375%, 6/30/24 §	400,000	388
11.250%, 4/16/25 §	3,500,000	3,587
Kennedy Wilson Europe Real Estate PLC 3.950%, 6/30/22 GBP §,¥	2,700,000	3,731
LeasePlan Corp NV 2.875%, 10/24/24 144A	300,000	317
Liberty Mutual Finance Europe DAC 1.750%, 3/27/24 EUR §,¥	100,000	129
Lincoln Financing SARL 3.625%, 4/1/24 EUR §,¥	4,600,000	5,673
Lloyds Banking Group PLC 1.875%, (1 Year UK Gilts plus
1.300%), 1/15/26 GBP §,¥	500,000	707
2.250%, 10/16/24 GBP §,¥	2,000,000	2,868
3.500%, (1 Year EUR Annual Swap Rate plus 3.750%), 4/1/26 EUR §,¥	200,000	278
4.450%, 5/8/25 b	2,800,000	3,210
Logicor Financing SARL 3.250%, 11/13/28 EUR §,¥	600,000	862
Macquarie Group, Ltd. 6.250%, 1/14/21 144A	300,000	300
Marsh & McLennan Cos., Inc. 1.349%, 9/21/26 EUR ¥	100,000	130
Mitsubishi UFJ Financial Group, Inc. 3.407%, 3/7/24	700,000	761
Morgan Stanley 4.000%, 7/23/25 b	3,600,000	4,121
Nationwide Building Society 4.363%, (ICE LIBOR USD 3 Month plus 1.392%), 8/1/24 144A	4,500,000	4,890
Navient Corp. 6.625%, 7/26/21	1,300,000	1,328
7.250%, 1/25/22	400,000	418
NN Group NV 4.500%, (Euribor 3 Month ACT/360 plus 4.000%), 7/15/49 EUR §,¥	2,600,000	3,658
OMEGA Healthcare Investors, Inc. 4.500%, 1/15/25	100,000	109
4.950%, 4/1/24	100,000	109
OneMain Finance Corporation 4.000%, 9/15/30 b	700,000	726
Oxford Finance LLC / Oxford Finance Co- Issuer II, Inc. 6.375%, 12/15/22 144A	200,000	199
Pacific Life Global Funding II 1.200%, 6/24/25 144A	200,000	203
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	3,900,000	4,087
5.250%, 8/15/22 144A	650,000	682
5.500%, 2/15/24 144A	400,000	436
Quicken Loans, Inc. 5.250%, 1/15/28 144A	1,450,000	1,548

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
Royal Bank of Scotland Group PLC 2.000%, (Euribor 3 Month ACT/360 plus
2.039%), 3/8/23 EUR §,¥	1,600,000	2,002
2.500%, 3/22/23 EUR §,¥	100,000	129
4.519%, (ICE LIBOR USD 3 Month plus 1.550%), 6/25/24	200,000	218
4.800%, 4/5/26 b	2,800,000	3,305
4.892%, (ICE LIBOR USD 3 Month plus 1.754%), 5/18/29 b	3,700,000	4,445
6.000%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 5.625%), 12/31/99	500,000	548
8.625%, (USD 5 Year Swap Rate plus 7.598%), 12/29/49 b	2,100,000	2,180
Santander UK Group Holdings PLC 0.309%, (Euribor 3 Month ACT/360 plus 0.850%), 3/27/24 EUR §,¥	1,000,000	1,228
3.125%, 1/8/21 b	2,100,000	2,100
3.823%, (ICE LIBOR USD 3 Month plus 1.400%), 11/3/28 b	4,000,000	4,510
6.750%, (GBP Swap Semi-Annual 5 Year plus 5.792%), 12/31/99 GBP §,¥	1,390,000	2,062
Sberbank of Russia Via SB Capital SA 6.125%, 2/7/22 §	1,700,000	1,788
Springleaf Finance Corp. 6.125%, 3/15/24	500,000	546
6.875%, 3/15/25 b	1,900,000	2,206
7.125%, 3/15/26 b	1,700,000	2,010
7.750%, 10/1/21	100,000	105
Sunac China Holdings, Ltd. 6.650%, 8/3/24 §	600,000	623
7.250%, 6/14/22 §	2,800,000	2,888
7.350%, 7/19/21 §	200,000	203
8.350%, 4/19/23 §	1,600,000	1,684
8.375%, 1/15/21 §	2,400,000	2,402
Synovus Bank 2.289%, (US SOFR plus 0.945%), 2/10/23	250,000	253
Tesco Property Finance 3 PLC 5.744%, 4/13/40 GBP §,¥	95,816	180
Tesco Property Finance 6 PLC 5.411%, 7/13/44 GBP §,¥	2,636,961	4,858
TP ICAP PLC 5.250%, 1/26/24 GBP §,¥	3,700,000	5,528
TrustCo Bank Corp. 6.390%, 1/15/50 144A	200,000	234
UBS AG 7.625%, 8/17/22 b	4,400,000	4,869
UBS Group Funding AG 4.125%, 9/24/25 144A	700,000	801
UniCredit SpA 2.200%, (Euribor 3 Month ACT/360 plus 2.550%), 7/22/27 EUR §,¥	300,000	389
2.569%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 9/22/26 144A	2,900,000	2,959
4.129%, (ICE LIBOR USD 3 Month plus 3.900%), 1/14/22 144A	1,550,000	1,594
6.572%, 1/14/22 144A	700,000	738
7.830%, 12/4/23 144A	5,650,000	6,652
The Unique Pub Finance Co. PLC 5.659%, 6/30/27 GBP §,¥	401,402	566

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
7.395%, 3/28/24 GBP §,¥	400,000	550
Virgin Money UK PLC 3.125%, (6 Month GBP-LIBOR plus 2.292%), 6/22/25 GBP §,¥	100,000	142
3.375%, (1 Year GBP Swap Rate plus 1.868%), 4/24/26 GBP §,¥	100,000	145
4.000%, (1 Year UK Gilts plus 2.800%), 9/25/26 GBP §,¥	500,000	747
4.000%, (1 Year UK Gilts plus 3.750%), 9/3/27 GBP §,¥	200,000	303
VIVAT NV 2.375%, 5/17/24 EUR §,¥	700,000	883
7.000%, (5 Year EUR Annual Swap Rate plus 6.463%), 12/31/99 EUR §,¥	200,000	273
Wells Fargo & Co. 1.338%, (Euribor 3 Month ACT/360 plus 1.670%), 5/4/25 EUR §,¥	1,500,000	1,908
1.654%, (US SOFR plus 1.600%), 6/2/24 b	6,500,000	6,677
Weyerhaeuser Co. 7.375%, 3/15/32 b	1,500,000	2,248

Total		280,510

Industrial (1.5%)
Aeropuerto Internacional de Tocumen SA 6.000%, 11/18/48 144A	297,307	355
Berry Global, Inc. 1.570%, 1/15/26 144A	100,000	101
Bombardier, Inc. 6.000%, 10/15/22 144A	200,000	196
6.125%, 1/15/23 144A	500,000	489
7.500%, 12/1/24 144A	200,000	192
DAE Funding LLC 5.000%, 8/1/24 144A	400,000	410
Flex, Ltd. 3.750%, 2/1/26	700,000	783
Fortress Transportation & Infrastructure 6.500%, 10/1/25 144A	1,500,000	1,568
6.750%, 3/15/22 144A	358,000	359
General Electric Co. 0.875%, 5/17/25 EUR ¥	100,000	126
4.125%, 9/19/35 EUR §,¥	500,000	798
5.250%, 12/7/28 GBP ¥	300,000	515
5.550%, 1/5/26	200,000	242
5.625%, 9/16/31 GBP ¥	200,000	353
5.875%, 1/14/38	100,000	135
6.875%, 1/10/39	100,000	147
Greif, Inc. 6.500%, 3/1/27 144A	300,000	317
Lima Metro Line 2 Finance, Ltd. 5.875%, 7/5/34 144A	315,613	381
Rolls-Royce PLC 0.875%, 5/9/24 EUR §,¥	5,300,000	6,086
4.625%, 2/16/26 144A EUR ¥	200,000	264
5.750%, 10/15/27 144A	300,000	372
SIG Combibloc PurchaseCo SARL 2.125%, 6/18/25 144A EUR ¥	300,000	385
Standard Industries, Inc. 2.250%, 11/21/26 144A EUR ¥	1,300,000	1,602

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Industrial continued
4.750%, 1/15/28 144A	950,000	1,000

Total		17,176

Technology (1.2%)
Dell International LLC / EMC Corp. 5.300%, 10/1/29 144A	4,300,000	5,266
6.020%, 6/15/26 144A	400,000	488
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.450%, 6/15/23 144A	1,100,000	1,217
8.100%, 7/15/36 144A	300,000	443
Lenovo Group, Ltd. 3.421%, 11/3/30 144A	400,000	420
Micron Technology, Inc. 4.663%, 2/15/30	100,000	123
NXP BV / NXP Funding LLC 4.875%, 3/1/24 144A	1,700,000	1,917
5.350%, 3/1/26 144A	1,600,000	1,927
VMware, Inc. 4.500%, 5/15/25	300,000	343
4.650%, 5/15/27	1,400,000	1,638
4.700%, 5/15/30	100,000	120

Total		13,902

Utilities (1.1%)
Adani Electricity Mumbai, Ltd. 3.949%, 2/12/30 144A	300,000	318
Centrais Eletricas Brasileiras SA 4.625%, 2/4/30 144A	300,000	318
Edison International 5.750%, 6/15/27	100,000	120
Electricite de France SA 4.500%, 9/21/28 144A	900,000	1,073
FirstEnergy Corp. 7.375%, 11/15/31	400,000	570
Nakilat, Inc. 6.067%, 12/31/33 §	1,000,000	1,272
6.267%, 12/31/33 144A	504,210	630
National Fuel Gas Co. 5.200%, 7/15/25	300,000	337
Pacific Gas & Electric Co. 2.100%, 8/1/27	100,000	101
2.500%, 2/1/31	100,000	100
2.950%, 3/1/26	100,000	106
3.150%, 1/1/26	1,600,000	1,704
3.250%, 6/15/23	100,000	104
3.300%, 3/15/27	200,000	214
3.300%, 12/1/27	500,000	534
3.300%, 8/1/40	200,000	199
3.450%, 7/1/25	300,000	325
3.500%, 6/15/25	1,500,000	1,622
3.750%, 7/1/28	100,000	109
3.850%, 11/15/23	200,000	213
4.250%, 8/1/23	200,000	215
4.250%, 3/15/46	100,000	107
4.450%, 4/15/42	100,000	108
4.550%, 7/1/30	500,000	569
Perusahaan Listrik Negara PT 3.000%, 6/30/30 144A	1,500,000	1,553

Corporate Bonds (55.6%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Puget Energy, Inc. 5.625%, 7/15/22	200,000	212

Total		12,733

Total Corporate Bonds (Cost: $594,249)		638,822

Convertible Corporate Bonds (0.4%)

Financial (0.4%)
Corestate Capital Holding SA 1.375%, 11/28/22 EUR §,¥	4,700,000	4,502

Total		4,502

Total Convertible Corporate Bonds (Cost: $4,546)		4,502

Governments (19.4%)

Governments (19.4%)
Abu Dhabi Government International Bond 1.700%, 3/2/31 144A	800,000	800
2.700%, 9/2/70 144A	3,700,000	3,451
3.875%, 4/16/50 144A	1,500,000	1,828
Albania Government International Bond 3.500%, 6/16/27 144A EUR ¥	1,400,000	1,823
Angolan Government International Bond 8.000%, 11/26/29 144A	1,600,000	1,501
Arab Republic of Egypt 5.625%, 4/16/30 144A EUR ¥	1,550,000	1,976
Argentine Republic Government International Bond 0.125%, 7/9/30 S	1,092,438	444
0.125%, 7/9/35 b,S	5,922,164	2,168
0.125%, 7/9/41 b	13,194,615	4,974
1.000%, 7/9/29	405,455	176
Australian Government 4.250%, 4/21/26 AUD §,¥	2,400,000	2,225
Autonomous Community of Catalonia 4.900%, 9/15/21 EUR ¥	800,000	1,011
Banque Centrale de Tunisie International Bond 5.625%, 2/17/24 EUR §,¥	300,000	338
Colombia Government International Bond 5.000%, 6/15/45 b	6,000,000	7,320
Dominican Republic International Bond 4.875%, 9/23/32 144A	550,000	608
6.500%, 2/15/48 144A	2,800,000	3,304
6.500%, 2/15/48 §	900,000	1,062
6.875%, 1/29/26 §	500,000	603
Ecuador Government International Bond 0.500%, 7/31/30 144A	1,344,558	807
0.500%, 7/31/35 144A	2,674,620	1,448
0.500%, 7/31/40 144A	1,225,800	622
Egypt Government International Bond 4.750%, 4/11/25 144A EUR ¥	800,000	1,017
6.375%, 4/11/31 144A EUR ¥	400,000	525
6.375%, 4/11/31 EUR §,¥	2,000,000	2,624
Export-Import Bank of India 3.375%, 8/5/26 §	600,000	648
Federal Republic of Nigeria 7.875%, 2/16/32 §	2,800,000	3,075

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Governments (19.4%)	Shares/ Par+	Value $ (000’s)

Governments continued
Ghana Government International Bond 7.875%, 3/26/27 144A	600,000	660
8.125%, 3/26/32 144A	400,000	423
8.950%, 3/26/51 144A	600,000	625
8.950%, 3/26/51 §	200,000	208
Indonesia Government International Bond 1.400%, 10/30/31 EUR ¥	200,000	252
1.450%, 9/18/26 EUR ¥	700,000	896
Ivory Coast Government International Bond 5.875%, 10/17/31 144A EUR ¥	300,000	405
6.875%, 10/17/40 144A EUR ¥	400,000	555
Japan Government Thirty Year Bond 0.400%, 3/20/50 JPY ¥	40,000,000	363
Kenya Government International Bond 8.000%, 5/22/32 144A	700,000	815
Kingdom of Jordan 4.950%, 7/7/25 144A	300,000	318
5.850%, 7/7/30 144A	400,000	441
Morocco Government International Bond 4.000%, 12/15/50 144A	500,000	515
North Macedonia 3.675%, 6/3/26 144A EUR ¥	500,000	683
Oman Government International Bond 6.750%, 1/17/48 §	4,100,000	4,056
Panama Government International Bond 6.700%, 1/26/36 b	1,900,000	2,821
8.125%, 4/28/34	100,000	146
Perusahaan Penerbit SBSN Indonesia III 3.400%, 3/29/22 144A	600,000	620
Provincia de Buenos Aires 37.463%, (Argentina Private Banks Deposit Rates Index plus 3.750%), 4/12/25 144A ARS §,¥,j	740,000	4
Republic of Belarus Ministry of Finance 5.875%, 2/24/26 144A	600,000	614
6.378%, 2/24/31 144A	400,000	406
Republic of Indonesia 0.900%, 2/14/27 EUR ¥	1,700,000	2,108
3.375%, 7/30/25 144A EUR ¥	800,000	1,105
3.750%, 6/14/28 144A EUR ¥	1,900,000	2,809
3.750%, 6/14/28 EUR §,¥	2,200,000	3,252
4.125%, 1/15/25 §,¥	1,900,000	2,124
4.625%, 4/15/43 §	2,700,000	3,252
5.125%, 1/15/45 §	1,800,000	2,318
Republic of Kazakhstan 5.125%, 7/21/25 §	5,200,000	6,144
Republic of Paraguay 5.600%, 3/13/48 §	600,000	771
6.100%, 8/11/44 §	300,000	401
Republic of South Africa Government International Bond 4.850%, 9/30/29	1,200,000	1,274
4.875%, 4/14/26	600,000	656
5.750%, 9/30/49	500,000	501
5.875%, 9/16/25 b	5,900,000	6,750
The Republic of Trinidad & Tobago 4.500%, 8/4/26 §	400,000	439
Romanian Government International Bond 4.125%, 3/11/39 EUR §,¥	1,500,000	2,290

Governments (19.4%)	Shares/ Par+	Value $ (000’s)

Governments continued
Russian Federation 5.625%, 4/4/42 §	2,000,000	2,780
Saudi International Bond 2.900%, 10/22/25 §	300,000	323
4.000%, 4/17/25 §	3,900,000	4,356
4.500%, 10/26/46 §	9,300,000	11,279
Senegal Government International Bond 4.750%, 3/13/28 144A EUR ¥	100,000	130
4.750%, 3/13/28 EUR §,¥	400,000	519
6.250%, 5/23/33 144A	400,000	448
Sri Lanka Government International Bond 7.550%, 3/28/30 §	1,600,000	908
7.850%, 3/14/29 §	500,000	285
State of Qatar 4.400%, 4/16/50 144A	1,200,000	1,563
4.400%, 4/16/50 §	2,400,000	3,127
4.500%, 4/23/28 §	1,100,000	1,332
4.817%, 3/14/49 §	800,000	1,092
5.103%, 4/23/48 §	1,200,000	1,687
Turkey Government International Bond 4.250%, 3/13/25	1,200,000	1,202
4.625%, 3/31/25 EUR ¥	600,000	775
4.875%, 4/16/43	1,500,000	1,311
4.875%, 10/9/26 b	4,000,000	4,042
5.125%, 2/17/28 b	4,300,000	4,352
5.600%, 11/14/24	400,000	419
5.750%, 5/11/47 b	2,300,000	2,181
6.125%, 10/24/28	400,000	426
Ukraine Government International Bond 4.375%, 1/27/30 144A EUR ¥	1,600,000	1,867
4.375%, 1/27/30 EUR §,¥	1,700,000	1,983
6.750%, 6/20/26 144A EUR ¥	600,000	807
7.375%, 9/25/32 §	300,000	330
7.750%, 9/1/21 §	4,600,000	4,765
8.994%, 2/1/24 144A	1,000,000	1,131
United Mexican States 3.771%, 5/24/61 b	5,400,000	5,624
US Treasury 1.875%, 8/31/24 b	7,310,000	7,750
2.125%, 3/31/24 b	3,970,000	4,218
2.125%, 11/30/24 b	3,400,000	3,647
2.250%, 11/15/24 b	15,910,000	17,137
2.250%, 2/15/27	150,000	166
2.375%, 8/15/24 b	3,700,000	3,987
2.500%, 1/31/24 b	10,590,000	11,345
2.750%, 2/15/24 b	8,700,000	9,397
2.875%, 11/30/23 b	4,230,000	4,562
Venezuela Government International Bond 6.000%, 12/9/20 §,j	32,000	3
7.000%, 3/31/38 §,j	204,000	19
7.650%, 4/21/25 §,j	1,955,000	180
8.250%, 10/13/24 §,j	356,000	33
9.000%, 5/7/23 §,j	32,000	3
9.250%, 5/7/28 §,j	1,241,000	114
9.375%, 1/13/34 j	1,400,000	129

Total		222,132

Total Governments (Cost: $210,838)		222,132

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Municipal Bonds (0.8%)	Shares/ Par+	Value $ (000’s)

Municipal Bonds (0.8%)
American Municipal Power, Inc., Series 2010-B 7.834%, 2/15/41 RB	100,000	163
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	200,000	312
City of Riverside CA Electric Revenue 7.605%, 10/1/40 RB	200,000	337
Irvine Ranch California Water District 6.622%, 5/1/40 RB	100,000	157
Los Angeles County California Public Works Financing Authority 7.618%, 8/1/40 RB	200,000	340
Metropolitan Government of Nashville & Davidson County Tennessee 6.568%, 7/1/37 RB	100,000	152
Municipal Electric Authority of Georgia 6.655%, 4/1/57 RB	98,000	151
New York City Transitional Finance Authority 5.508%, 8/1/37 RB	300,000	412
New York State Urban Development Corp. 5.770%, 3/15/39 RB	100,000	129
Port Authority of New York & New Jersey, Series 165 5.647%, 11/1/40 RB	1,100,000	1,578
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	200,000	279
State of Illinois 6.630%, 2/1/35 GO	245,000	281
6.725%, 4/1/35 GO	95,000	110
7.350%, 7/1/35 GO	200,000	238
Texas Public Finance Authority 8.250%, 7/1/24 RB	125,000	125
Tobacco Settlement Financing Corp. of Virginia, Series 2007-A 6.706%, 6/1/46 RB b	3,205,000	3,353
Triborough Bridge & Tunnel Authority 5.550%, 11/15/40 RB	800,000	1,101

Total Municipal Bonds (Cost: $6,507)		9,218

Structured Products (6.4%)

Asset Backed Securities (5.3%)
Accredited Mortgage Loan Trust, Series 2005- 3, Class M3 0.628%, (ICE LIBOR USD 1 Month plus 0.480%), 9/25/35	250,000	247
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 12/25/34	67,759	66
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2 0.943%, (ICE LIBOR USD 1 Month plus 0.795%), 1/25/35	42,834	42
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4 1.123%, (ICE LIBOR USD 1 Month plus 0.975%), 7/25/35	77,247	77

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C 0.298%, (ICE LIBOR USD 1 Month plus 0.150%), 7/25/36 b	7,597,737	2,906
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2 1.148%, (ICE LIBOR USD 1 Month plus 1.000%), (AFC), 3/25/35	119,803	117
Aircraft Certificate Owner Trust, Series 2003- 1A, Class E 7.001%, 9/20/22 144A Æ	11,545	11
AlbaCore EURO CLO I DAC, Series 1A, Class A 1.530%, (Euribor 3 Month ACT/360 plus 1.530%), 7/18/31 144A EUR ¥	250,000	307
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1 1.018%, (ICE LIBOR USD 1 Month plus 0.870%), 7/25/34	23,088	23
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1 1.404%, (ICE LIBOR USD 1 Month plus 1.245%), 8/15/33	25,846	26
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 6/25/35	200,000	200
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2 0.348%, (ICE LIBOR USD 1 Month plus 0.200%), 12/25/36	21,482	21
Bear Stearns Asset Backed Securities I Trust, Series 2007-AQ1, Class A1 0.258%, (ICE LIBOR USD 1 Month plus 0.110%), 4/25/31	3,143	6
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1 1.398%, (ICE LIBOR USD 1 Month plus 1.250%), 8/25/37	133,073	133
Carlyle Global Market Strategies, Series 2015-1A, Class A2MZ 0.728%, (ICE LIBOR USD 1 Month plus 0.580%), 1/25/35	784,058	768
Citigroup Mortgage Loan Trust, Series 2007- AHL1, Class A2C 0.358%, (ICE LIBOR USD 1 Month plus 0.210%), 12/25/36	100,000	94
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4 1.723%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/34	100,000	98
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6 4.740%, (AFC), 10/25/35	1,096	1
Countrywide Asset-Backed Certificates, Series 2005-AB4, Class 2A4 0.848%, (ICE LIBOR USD 1 Month plus 0.700%), 3/25/36	82,032	76
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5 4.591%, (AFC), 7/25/36 S	100,000	101

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 6/25/37	508,054	471
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3 0.438%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/36	24,196	24
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3 0.728%, (ICE LIBOR USD 1 Month plus 0.580%), 8/25/36	52,024	52
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2 0.628%, (ICE LIBOR USD 1 Month plus 0.480%), 2/25/37	900,000	783
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 7/25/37	27,671	27
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A 0.988%, (ICE LIBOR USD 1 Month plus 0.840%), 10/25/47 b	1,981,524	1,942
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A 0.348%, (ICE LIBOR USD 1 Month plus 0.200%), 6/25/47	940,487	858
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1 144A 0.698%, (ICE LIBOR USD 1 Month plus 0.550%), (AFC), 5/25/47 144A	1,437,903	1,233
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE17, Class A1 0.768%, (ICE LIBOR USD 1 Month plus 0.620%), 1/25/32	4,161	4
Ellington Loan Acquisition Trust, Series 2007- 2, Class A1 1.198%, (ICE LIBOR USD 1 Month plus 1.050%), 5/25/37 144A	293,524	294
Fair Oaks Loan Funding II, Series 2A, Class A 144A 1.900%, (Euribor 3 Month ACT/360 plus 1.900%), 7/15/31 144A EUR ¥	750,000	922
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 9/25/36	28,688	29
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A5 04/25/36	200,000	197
Fremont Home Loan Trust, Series 2005-2, Class M4 1.078%, (ICE LIBOR USD 1 Month plus 0.930%), 6/25/35	300,000	284
GSAA Home Equity Trust, Series 2006-17, Class A1 0.268%, (ICE LIBOR USD 1 Month plus 0.120%), 11/25/36	54,854	20

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
GSAMP Trust, Series 2004-WF, Class M2 1.798%, (ICE LIBOR USD 1 Month plus 1.650%), 10/25/34	17,993	18
GSAMP Trust, Series 2007-FM2, Class A2B 0.238%, (ICE LIBOR USD 1 Month plus 0.090%), 1/25/37	187,703	136
GSAMP Trust, Series 2007-NC1, Class A2A 0.198%, (ICE LIBOR USD 1 Month plus 0.050%), 12/25/46	14,875	9
Gulf Stream Meridian 2, Ltd., Series 2020-IIA, Class A1A 2.437%, (ICE LIBOR USD 3 Month plus 2.200%), 10/15/29 144A	4,700,000	4,720
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4 0.488%, (ICE LIBOR USD 1 Month plus 0.340%), 4/25/37	500,000	401
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 0.928%, (ICE LIBOR USD 1 Month plus 0.780%), 11/25/35	223,110	221
IndyMac Residential Asset Backed Trust, Series 2007-B, Class 2A2 0.308%, (ICE LIBOR USD 1 Month plus 0.160%), 7/25/37	369,603	252
JP Morgan Mortgage Acquisition Trust, Series 2006-CW2, Class AV1 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 8/25/36	214,117	213
Lehman XS Trust, Series 2005-4, Class 1A3 0.948%, (ICE LIBOR USD 1 Month plus 0.800%), 10/25/35	6,358	6
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4 0.748%, (ICE LIBOR USD 1 Month plus 0.600%), 2/25/36	63,251	55
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4 0.688%, (ICE LIBOR USD 1 Month plus 0.540%), 5/25/46	307,452	143
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A 0.448%, (ICE LIBOR USD 1 Month plus 0.300%), 5/25/36	1,274,587	870
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 4/25/34	110,972	110
MASTR Asset Backed Securities Trust, Series 2006-FRE2, Class A1 0.448%, (ICE LIBOR USD 1 Month plus 0.300%), 3/25/36 b	12,508,014	11,305
MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A2 0.348%, (ICE LIBOR USD 1 Month plus 0.200%), 8/25/36	2,179,590	899
MASTR Asset Backed Securities Trust, Series 2006-WMC4, Class A5 0.298%, (ICE LIBOR USD 1 Month plus 0.150%), 10/25/36	952,964	418

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1 0.598%, (ICE LIBOR USD 1 Month plus 0.450%), 2/25/47	883,717	625
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2 0.853%, (ICE LIBOR USD 1 Month plus 0.705%), 1/25/35	162,120	155
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5 1.138%, (ICE LIBOR USD 1 Month plus 0.990%), 6/25/35	240,929	242
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE7, Class A2C 0.308%, (ICE LIBOR USD 1 Month plus 0.160%), 9/25/36	69,254	40
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE8, Class A2C 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 10/25/36	64,548	39
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2C 0.398%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/37	64,880	34
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1 1.048%, (ICE LIBOR USD 1 Month plus 0.900%), 7/25/32	519	1
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1 1.723%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/32	47,797	48
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1 1.498%, (ICE LIBOR USD 1 Month plus 1.350%), 2/25/33	24,828	25
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B 0.308%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 9/25/37	445,138	438
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2 0.943%, (ICE LIBOR USD 1 Month plus 0.795%), (AFC), 8/25/35	29,396	29
Popular Mortgage Pass Through Trust, Series 2006-A, Class M1 0.538%, (ICE LIBOR USD 1 Month plus 0.390%), (AFC), 2/25/36	125,888	125
RAAC Series, Series 2007-RP4, Class A 0.500%, (ICE LIBOR USD 1 Month plus 0.350%), (AFC), 11/25/46 144A	245,186	233
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M3 0.868%, (ICE LIBOR USD 1 Month plus 0.720%), (AFC), 9/25/35	119,246	119
Residential Asset Securities Corp., Series 2006-EMX1, Class M1 0.763%, (ICE LIBOR USD 1 Month plus 0.615%), (AFC), 1/25/36	41,186	41

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Residential Asset Securities Corp., Series 2007-KS1, Class A3 0.298%, (ICE LIBOR USD 1 Month plus 0.150%), (AFC), 1/25/37	93,624	92
Residential Asset Securities Corp., Series 2007-KS3, Class AI4 0.488%, (ICE LIBOR USD 1 Month plus 0.340%), (AFC), 4/25/37	1,600,000	1,513
Saxon Asset Securities Trust, Series 2006-1, Class M1 0.613%, (ICE LIBOR USD 1 Month plus 0.465%), (AFC), 3/25/36	315,566	312
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2 1.108%, (ICE LIBOR USD 1 Month plus 0.960%), 1/25/36	58,090	50
Soundview Home Loan Trust, Series 2005-3, Class M3 0.973%, (ICE LIBOR USD 1 Month plus 0.825%), 6/25/35	48,958	50
Soundview Home Loan Trust, Series 2006-2, Class M2 0.673%, (ICE LIBOR USD 1 Month plus 0.525%), 3/25/36	400,000	391
Soundview Home Loan Trust, Series 2006-3, Class A3 0.468%, (ICE LIBOR USD 1 Month plus 0.320%), 11/25/36	87,814	87
Soundview Home Loan Trust, Series 2006- OPT2, Class A4 0.428%, (ICE LIBOR USD 1 Month plus 0.280%), 5/25/36	199,187	197
Soundview Home Loan Trust, Series 2006- OPT3, Class M1 0.458%, (ICE LIBOR USD 1 Month plus 0.310%), 6/25/36 b	6,624,963	5,973
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 1.123%, (ICE LIBOR USD 1 Month plus 0.975%), 12/25/35	208,057	208
Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1 1.123%, (ICE LIBOR USD 1 Month plus 0.975%), 10/25/33	104,423	104
Structured Asset Investment Loan Trust, Series 2005-7, Class M2 0.913%, (ICE LIBOR USD 1 Month plus 0.765%), 8/25/35	483,750	477
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3 0.298%, (ICE LIBOR USD 1 Month plus 0.150%), 9/25/36	16,107	16
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2001-WF1, Class A6 0.358%, (ICE LIBOR USD 1 Month plus 0.210%), 2/25/37	90,178	85
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4 0.318%, (ICE LIBOR USD 1 Month plus 0.170%), 12/25/36	279,700	275

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 0.408%, (ICE LIBOR USD 1 Month plus 0.260%), 3/25/36 144A	973,379	961
Vendome Funding DAC 1.860%, (Euribor 3 Month ACT/360 plus 1.860%), 7/20/31 144A EUR ¥	500,000	612
Venture XIV CLO, Ltd., Series 14A, Class ARR 1.254%, (ICE LIBOR USD 3 Month plus 1.030%), 8/28/29 144A	5,500,000	5,471
Venture XXV CLO Ltd., Series 25A, Class AR 1.448%, (ICE LIBOR USD 3 Month plus 1.230%), 4/20/29 144A	5,000,000	4,995
Venture XXV CLO Ltd., Series 25A, Class ARR 1.256%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/29 144A	5,000,000	4,994
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A 0.298%, (ICE LIBOR USD 1 Month plus 0.150%), 1/25/37	151,468	136

Total		61,429

Mortgage Securities (1.1%)
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1 1.757%, (ICE LIBOR USD 6 Month plus 1.500%), (AFC), 9/25/45	910	1
Banc of America Funding Trust, Series 2005- H, Class 5A1 2.529%, (CSTR), 11/20/35	125,653	121
Banc of America Funding Trust, Series 2006- J, Class 4A1 3.500%, (CSTR), 1/20/47	47,146	44
Banc of America Funding Trust, Series 2007- 6, Class A1 0.438%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/37	62,521	59
Barclays Capital LLC, Series 2009-RR14, Class 2A2 3.706%, (CSTR), 7/26/36 144A	23,483	22
Barclays Capital LLC, Series 2009-RR5, Class 3A3 6.250%, (CSTR), 8/26/36 144A	2,465,658	1,443
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A 3.271%, (CSTR), 7/25/34	2,151	2
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1 3.491%, (CSTR), 11/25/36	151,481	105
Bear Stearns ARM Trust, Series 2007-4, Class 22A1 3.607%, (CSTR), 6/25/47	96,849	95
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	2,748	3
Citigroup Mortgage Loan Trust, Series 2007- 10, Class 22AA 3.361%, (CSTR), 9/25/37	10,413	10

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Citigroup Mortgage Loan Trust, Series 2007- 10, Class 2A3A 3.925%, (CSTR), 9/25/37	46,619	47
Citigroup Mortgage Loan Trust, Series 2007- AR4, Class 2A2A 3.670%, (CSTR), 3/25/37	436,951	405
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1 5.750%, 1/25/35	14,977	15
Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A1 6.000%, 3/25/35	310,342	212
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 0.804%, (ICE LIBOR USD 1 Month plus 0.660%), 11/20/35	5,899	5
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1 2.089%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 1/25/36	15,926	16
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3 5.500%, 1/25/36	159,597	131
Countrywide Alternative Loan Trust, Series 2005-J1, Class 1A8 5.500%, 2/25/35	145,035	148
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500%, 8/25/32	3,951	4
Countrywide Alternative Loan Trust, Series 2005-J11, Class 1A13 5.500%, 11/25/35	208,949	170
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13 6.000%, 2/25/37	125,256	73
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1 0.648%, (ICE LIBOR USD 1 Month plus 0.500%), 4/25/36	410,749	140
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1 3.617%, (CSTR), 5/25/36	10,487	10
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B 0.342%, (ICE LIBOR USD 1 Month plus 0.190%), 9/20/46	13,874	12
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A 0.347%, (ICE LIBOR USD 1 Month plus 0.195%), 12/20/46	30,657	26
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1 0.572%, (ICE LIBOR USD 1 Month plus 0.420%), 5/20/46	391,818	326
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.362%, (ICE LIBOR USD 1 Month plus 0.210%), 7/20/46	9,837	8

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2 6.000%, 5/25/37	237,089	144
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 4/25/47	36,817	33
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1 2.505%, (CSTR), 10/25/35	12,213	11
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1 2.873%, (CSTR), 12/20/35	4,178	4
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class 2A1 6.500%, 11/25/36	18,430	12
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1 6.000%, 5/25/36	129,539	96
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1 1.569%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.960%), 4/25/46	38,112	16
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A2 0.688%, (ICE LIBOR USD 1 Month plus 0.540%), 4/25/46	1,009,967	379
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB1, Class 3A1 3.220%, (CSTR), 3/25/37	9,873	9
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 4/25/33	912	1
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3 5.500%, 12/25/35	428,517	422
EMF-NL BV, Series 2008-APRX, Class A2 0.293%, (Euribor 3 Month ACT/360 plus 0.800%), 4/17/41 EUR §,¥	135,305	158
Eurosail-NL BV, Series 2007-NL2X, Class A 0.993%, (Euribor 3 Month ACT/360 plus 1.500%), 10/17/40 EUR §,¥	76,536	94
Federal National Mortgage Association, Series 2003-W6, Class F 0.500%, (ICE LIBOR USD 1 Month plus 0.350%), 9/25/42	20,296	20
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5 5.750%, 5/25/37	223,507	146
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 3.245%, (CSTR), 9/25/35	2,657	3
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6 6.000%, 2/25/36	97,686	69
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1 3.050%, (CSTR), 1/25/36	1,582	2

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1 2.922%, (CSTR), 3/25/47	9,258	7
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A 0.772%, (ICE LIBOR USD 1 Month plus 0.620%), (AFC), 11/19/35	10,348	9
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A 0.632%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 6/19/35	17,358	17
HomeBanc Mortgage Trust, Series 2005-1, Class A1 0.648%, (ICE LIBOR USD 1 Month plus 0.500%), 3/25/35	5,368	5
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A 0.588%, (ICE LIBOR USD 1 Month plus 0.440%), 11/25/35	1,092,572	1,006
Impac Secured Assets Trust, Series 2007-1, Class A2 0.308%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 3/25/37	50,281	49
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1 3.013%, (CSTR), 10/25/34	18,948	19
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 0.628%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 7/25/35	1,705	2
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A 0.748%, (ICE LIBOR USD 1 Month plus 0.600%), 7/25/35	12,322	12
JP Morgan Mortgage Trust, Series 2005- ALT1, Class 2A1 2.834%, (CSTR), 10/25/35	9,326	8
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1 3.391%, (CSTR), 7/25/35	6,914	7
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1 3.413%, (CSTR), 6/25/37	50,797	42
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3 0.908%, (ICE LIBOR USD 1 Month plus 0.760%), 8/25/35	6,034	6
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1 2.994%, (CSTR), 12/25/35	143,461	124
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A 2.646%, (CSTR), 2/25/36	2,339	2
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1 3.359%, (CSTR), 5/25/36	11,237	10
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A 2.387%, (CSTR), 7/25/35	14,734	14

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1 3.385%, (CSTR), 8/25/35	4,396	5
Residential Accredit Loans, Inc., Series 2006- QA7, Class 1A1 0.338%, (ICE LIBOR USD 1 Month plus 0.190%), 8/25/36	8,043	8
Residential Accredit Loans, Inc., Series 2006- QA8, Class A1 0.528%, (ICE LIBOR USD 1 Month plus 0.380%), 9/25/36	20,167	19
Residential Accredit Loans, Inc., Series 2007- QA1, Class A1 0.288%, (ICE LIBOR USD 1 Month plus 0.140%), 1/25/37	14,748	14
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2 6.500%, 4/25/37	3,352,511	1,311
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1 0.468%, (ICE LIBOR USD 1 Month plus 0.320%), 10/25/35	52,244	51
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 3.625%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 2/25/36	479,614	465
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1 0.328%, (ICE LIBOR USD 1 Month plus 0.180%), (AFC), 7/25/46	216,416	185
Suntrust Alternative Loan Trust, Series 2005- 1F, Class 1A1 0.798%, (ICE LIBOR USD 1 Month plus 0.650%), 12/25/35	15,137	12
Towd Point Mortgage Funding, Series 2019- GR4A, Class A1 1.073%, (ICE LIBOR GBP 3 Month plus 1.025%), 10/20/51 144A GBP ¥	2,180,987	2,992
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6 3.329%, (CSTR, AFC), 2/25/33	926	1
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3 3.214%, (CSTR), 10/25/36	20,930	19
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1 3.651%, (CSTR), 3/25/36	182,858	176
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1 3.169%, (CSTR), 8/25/36	10,768	10
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1 3.675%, (CSTR), 2/25/37	3,728	4
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2 1.309%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.700%), 4/25/47	324,178	277

Structured Products (6.4%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1 3.327%, (CSTR), 7/25/37	45,627	42
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 4.006%, (CSTR), 4/25/36	48,269	46
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1 2.833%, (CSTR), 11/25/37	36,700	33

Total		12,281

Total Structured Products
(Cost: $70,159)		73,710

Bank Loan Obligations (2.1%)

Bank Loan Obligations (2.1%)
Altice Financing SA, 2.840%, 01/31/26	1,184,733	1,155
Altice France SA, 2.840%, (US LIBOR plus 2.750%), 7/31/25	196,438	192
Avolon TLB Borrower 1 LLC, 2.590%, (ICE LIBOR USD 1 Month plus 2.750%), 12/31/27	1,200,000	1,199
CenturyLink, Inc., 2.340%, (ICE LIBOR USD 1 Month plus 2.250%), 3/15/27 b	5,339,291	5,270
Charter Communications Operating LLC, 1.840%, (ICE LIBOR USD 1 Month plus 1.750%), 2/1/27 b	3,415,762	3,395
CommScope, Inc., 3.340%, (US LIBOR plus 3.250%), 4/6/26	493,750	489
Connect Finco SARL, 4.590%, (ICE LIBOR USD 1 Month plus 4.500%), 12/11/26	1,194,000	1,198
Dell International LLC, 2.090%, (ICE LIBOR USD 1 Month plus 2.000%), 9/19/25	1,443,727	1,444
Enterprise Merger Sub, Inc., 3.840%, (US LIBOR plus 3.750%), 10/10/25	490,000	408
Financial & Risk US Holdings, Inc., 3.210%, (Euribor 3 Month ACT/360 plus 3.250%), 10/1/25 EUR ¥	989,899	1,206
Grifols SA, 2.210%, (Euribor 3 Month ACT/360 plus 2.250%), 11/15/27 EUR ¥	1,980,000	2,416
Hilton Worldwide Finance LLC, 1.840%, (US LIBOR plus 1.750%), 6/22/26	1,120,295	1,106
Jefferies Finance LLC, 3.090%, (ICE LIBOR USD 3 Month plus 3.000%), 6/3/26	98,500	98
MPH Acquisition Holdings LLC, 2.840%, (ICE LIBOR USD 3 Month plus 2.750%), 6/7/23	863,838	860
Sigma Bidco BV, 3.460%, (Euribor 3 Month plus 3.500%), 7/2/25 EUR ¥	1,600,000	1,918
Valaris PLC, 7.000%, 08/17/21	30,559	31
Valeant Pharmaceuticals International, Inc., 3.090%, (US LIBOR plus 3.000%), 6/2/25	293,043	292
Ziggo Finance Partnership BV, 2.590%, (ICE LIBOR USD 1 Month plus 2.500%), 4/30/28	1,555,228	1,539

Total Bank Loan Obligations
(Cost: $24,080)		24,216

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Short-Term Investments (18.3%)	Shares/ Par+	Value $ (000’s)

Energy (0.0%)
Sinopec Group Overseas Development (2016), Ltd. 2.750%, 5/3/21§	200,000	201

Total		201

Financial (2.5%)
Bank of Nova Scotia 0.000%, 1/13/21 CAD ¥	10,400,000	8,170
0.000%, 1/14/21 CAD ¥	14,200,000	11,155
Canadian Imperial Bank of Commerce 0.000%, 1/15/21 CAD ¥	5,100,000	4,006
Huarong Finance II Co., Ltd. 3.250%, 6/3/21§	200,000	201
New Metro Global, Ltd. 6.500%, 4/23/21§	300,000	302
Royal Bank of Canada 0.000%, 1/15/21 CAD ¥	1,800,000	1,414
The Toronto-Dominion Bank 0.000%, 1/15/21 CAD ¥	5,100,000	4,006

Total		29,254

Governments (3.7%)
Republic of Argentina 0.000%, 9/13/21 ARS ¥,Æ	7,778,000	57
US Treasury 0.000%, 2/25/21 b	10,100,000	10,099
0.000%, 3/11/21 b	29,000,000	28,996
0.000%, 4/1/21 b	2,900,000	2,899

Total		42,051

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	4,874,211	4,874

Total		4,874

Short-Term Investments (18.3%)	Shares/ Par+	Value $ (000’s)

Repurchase Agreements (11.7%)
Bank of America repurchase (Purchased on 12/31/20, to be repurchased at $26,300,073, collateralized by US Treasury Bond, 1.125%, due 8/15/40, par and fair value of $28,238,000 and $26,726,826, respectively) 0.100%, 1/5/21	26,300,000	26,300
JP Morgan repurchase (Purchased on 12/30/20, to be repurchased at $50,000,667, collateralized by US Treasury Bond, 3%, due 11/15/44, par and fair value of $39,448,000 and $51,048,178, respectively) 0.120%, 1/4/21	50,000,000	50,000
JP Morgan repurchase (Purchased on 12/31/20, to be repurchased at $23,700,072, collateralized by US Treasury Bond, 3%, due 11/15/44, par and fair value of $18,661,000 and $24,148,500, respectively) 0.110%, 1/5/21	23,700,000	23,700
JP Morgan repurchase (Purchased on 12/31/20, to be repurchased at $34,000,416, collateralized by US Treasury Bond, 3.375%, due 11/15/48, par and fair value of $24,727,000 and $34,722,117, respectively) 0.110%, 1/4/21	34,000,000	34,000

Total		134,000

Total Short-Term Investments
(Cost: $210,383)		210,380

Total Investments (103.0%)
(Cost: $1,120,762)@		1,182,980

Other Assets, Less
Liabilities (-3.0%)		(34,469)

Net Assets (100.0%)		1,148,511

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)		Variation Margin (000’s)
Euro-Bobl Future	Short	EUR	300	3	3/21	$495	$–	p	$–	p
Euro-Bund Future	Long	EUR	21,900	219	3/21	47,526	22		7
Ten-Year US Treasury Note Future	Long	USD	132,400	1,324	3/21	182,815	215		145
Ultra Long Term US Treasury Bond Future	Long	USD	29,400	294	3/21	62,787	(568)		227
Ultra Ten-Year US Treasury Note Future	Long	USD	16,200	162	3/21	25,330	(26)		37

							$(357)		$416

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day GBP-SONIO Compounded-OIS	–%	6/26	6,400	GBP	$(1)	$3	$2	$(3)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate (continued)

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day GBP-SONIO Compounded-OIS	0.250%	3/31	2,400	GBP	(7)	(21)	(28)	(3)
3-Month USD-LIBOR	1.250%	6/25	12,200	USD	(483)	5	(478)	(3)
3-Month USD-LIBOR	1.000%	12/25	69,700	USD	(1,935)	(53)	(1,988)	(21)
3-Month USD-LIBOR	2.500%	12/24	7,000	USD	(263)	(340)	(603)	(1)
6-Month EUR-EURIBOR	–%	6/51	4,800	EUR	(32)	(13)	(45)	–	p

					$(2,721)	$(419)	$(3,140)	$(31)

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month Canada Bankers Acceptances	2.500%	6/29	8,000	CAD	$151	$577	$728	$20
3-Month USD-LIBOR	2.995%	5/28	300	USD	-	50	50	–	p
6-Month EUR-EURIBOR	(0.050)%	6/26	13,000	EUR	(35)	(12)	(47)	–	p

					$116	$615	$731	$20

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin (000’s)
Markit CDX Emerging Markets Index	1.000%	12/25	1.504%	55,900	USD	$(2,797)	$1,455	$(1,342)	$74
Markit CDX North America Investment Grade Index	1.000%	12/25	0.500%	17,100	USD	373	46	419	9
Markit CDX North America Investment Grade Index	1.000%	12/24	0.885%	3,627	USD	(190)	206	16	3
Markit CDX North America Investment Grade Index	1.000%	6/25	1.029%	24,225	USD	(2,170)	2,139	(31)	13
Markit iTraxx Europe Crossover Index, Series 33	5.000%	12/25	2.409%	75,900	EUR	7,252	3,764	11,016	(276)
Markit iTraxx Europe Crossover Index, Series 34	1.000%	12/25	0.480%	53,000	EUR	1,250	437	1,687	(25)

						$3,718	$8,047	$11,765	$(202)

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection

Reference Entity	Pay Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin (000’s)
Markit CDX North American High Yield, Series 35	5.000%	12/25	2.932%	9,900	USD	(566)	(357)	(923)	(13)

						$(566)	$(357)	$(923)	$(13)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
AT&T, Inc.	1.000%	6/24	0.554%	300	USD	$(1)	$6	$5	$-	p
AT&T, Inc.	1.000%	6/25	0.677%	100	USD	(4)	5	1	-	p
Casino Guichard Perrachon SA	1.000%	12/21	3.819%	1,000	EUR	(24)	(8)	(32)	(2)
Casino Guichard Perrachon SA	5.000%	6/22	5.083%	1,500	EUR	(114)	112	(2)	(3)
Casino Guichard Perrachon SA	5.000%	12/22	5.697%	1,700	EUR	(71)	44	(27)	(4)
Ford Motor Co.	5.000%	12/23	2.078%	200	USD	22	(5)	17	-	p
Ford Motor Co.	5.000%	12/23	2.078%	700	USD	61	(2)	59	(1)
General Electric Co.	1.000%	12/23	0.572%	2,000	USD	(68)	93	25	1
General Electric Co.	1.000%	6/24	0.682%	900	USD	(6)	16	10	-	p
General Electric Co.	1.000%	12/24	0.764%	500	USD	(6)	11	5	-	p
Marks & Spencer PLC	1.000%	12/23	1.932%	200	EUR	(4)	(3)	(7)	-	p
Marks & Spencer PLC	1.000%	12/24	2.290%	2,900	EUR	(112)	(63)	(175)	1
Telefonica Emisiones SAU	1.000%	12/24	0.700%	3,200	EUR	56	(9)	47	-	p
Volkswagen International Finance	1.000%	6/24	0.567%	700	EUR	3	10	13	-	p

						$(268)	$207	$(61)	$(8)

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$121	$416	$537	$(355)	$-	$(355)	$-

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	JP Morgan Chase Bank NA	AUD	4,436	3,420	1/8/21	$157	$–	$157
Buy	Goldman Sachs International	BRL	27,791	5,350	1/5/21	3	–	3
Buy	JP Morgan Chase Bank NA	BRL	27,791	5,350	1/5/21	–	(135)	(135)
Buy	Goldman Sachs International	BRL	27,791	5,349	2/2/21	–	(116)	(116)
Sell	Goldman Sachs International	BRL	27,791	5,350	1/5/21	118	–	118
Sell	JP Morgan Chase Bank NA	BRL	27,791	5,350	1/5/21	–	(3)	(3)
Sell	HSBC Bank USA NA	CAD	10,400	8,171	1/13/21	10	–	10
Sell	HSBC Bank USA NA	CAD	14,200	11,156	1/14/21	–	(15)	(15)
Sell	HSBC Bank USA NA	CAD	12,000	9,428	1/15/21	2	(10)	(8)
Buy	HSBC Bank USA NA	CNH	35,482	5,431	3/17/21	73	–	73
Buy	UBS AG	CNH	35,282	5,400	3/17/21	36	–	36
Buy	Bank of America NA	EUR	574	701	1/8/21	3	–	3
Buy	Barclays Bank PLC	EUR	1,497	1,829	1/8/21	7	–	7
Buy	Royal Bank of Scotland PLC	EUR	3,488	4,262	1/8/21	16	–	16
Sell	BNP Paribas	EUR	129,352	158,023	1/5/21	–	(3,112)	(3,112)
Sell	Barclays Bank PLC	EUR	5,003	6,112	1/8/21	–	(45)	(45)
Sell	HSBC Bank USA NA	EUR	5,456	6,666	1/8/21	–	(20)	(20)
Sell	BNP Paribas	EUR	129,352	158,130	2/2/21	245	–	245
Sell	Barclays Bank PLC	GBP	525	718	1/8/21	–	(23)	(23)
Sell	BNP Paribas	GBP	580	793	1/8/21	–	(19)	(19)
Sell	HSBC Bank USA NA	GBP	45,638	62,412	1/8/21	–	(1,375)	(1,375)
Buy	BNP Paribas	IDR	76,443,741	5,405	3/17/21	43	–	43

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Forward Contracts (continued)

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Bank of America NA	JPY	431,603	4,180	1/8/21	$26	$–	$26
Buy	HSBC Bank USA NA	JPY	110,120	1,067	1/8/21	10	–	10
Buy	Goldman Sachs International	JPY	531,700	5,151	2/2/21	13	–	13
Sell	Bank of America NA	JPY	10,023	97	1/8/21	–	(1)	(1)
Sell	Goldman Sachs International	JPY	531,700	5,150	1/8/21	–	(12)	(12)
Buy	Goldman Sachs International	MXN	108,973	5,466	1/21/21	62	–	62
Buy	Bank of America NA	NOK	47,760	5,570	1/8/21	167	–	167
Buy	Goldman Sachs International	RUB	106,193	1,431	2/16/21	38	–	38
Buy	HSBC Bank USA NA	RUB	70,727	953	2/16/21	7	–	7
Buy	UBS AG	RUB	233,784	3,150	2/16/21	79	–	79
Buy	HSBC Bank USA NA	SEK	45,925	5,582	1/8/21	184	–	184
Buy	Royal Bank of Scotland PLC	ZAR	81,856	5,556	1/22/21	198	–	198

						$1,497	$(4,886)	$(3,389)

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Intrum AB	Barclays Bank PLC	5.000%	12/24	3.124%	EUR	100	$7	$2	$9
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	200	16	1	17
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	200	13	4	17
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	200	15	2	17
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	300	26	–	26
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	300	27	(1)	26
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	400	36	(2)	34
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	400	36	(2)	34
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	500	34	9	43
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	600	54	(3)	51
Intrum AB	Goldman Sachs International	5.000%	12/24	3.124%	EUR	600	46	5	51
Intrum AB	JP Morgan Chase Bank NA	5.000%	12/24	3.124%	EUR	800	55	14	69
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	3.124%	EUR	100	7	2	9
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	3.124%	EUR	100	7	2	9
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	3.124%	EUR	200	18	(1)	17
United Mexican States	BNP Paribas	1.000%	6/24	0.485%	USD	100	(1)	3	2
United Mexican States	Goldman Sachs International	1.000%	12/24	0.566%	USD	200	(1)	4	3
United Mexican States	HSBC Bank USA NA	1.000%	6/24	0.485%	USD	400	(4)	11	7

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
United Mexican States	Morgan Stanley Capital Services	1.000%	12/24	0.566%	USD	700	$(3)	$15	$12
United Mexican States	Morgan Stanley Capital Services	1.000%	12/25	0.812%	USD	400	(5)	9	4

							$383	$74	$457

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$ 1,497	$457	$1,954	$(4,886)	–	–	$(4,886)

Restricted Securities

Description	Coupon	Maturity Date	Acquisition Date	Cost (000’s)	Value (000’s)		Value as a Percentage of Net Assets
Noble Corp. PLC	–	–	12/23/20	$–	$–	p	–	%p

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

p	Amount is less than one thousand.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $282,875 representing 24.7% of the net assets.

¥	Foreign Bond — par value is foreign denominated

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2020, the aggregate value of these securities was $243,751 (in thousands), representing 21.2% of net assets.

b

Cash or securities with an aggregate value of $329,628 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2020.

f	Defaulted Security

Þ	PIK—Payment In Kind. PIK rate of Constellation Oil Services Holding SA 10.000%. PIK rate of Odebrecht Drilling Norbe VIII/IX, Ltd. 7.350%.

Æ	Security valued using significant unobservable inputs.

d	Restricted security – see accompanying table for additional details

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,131,645 and the net unrealized appreciation of investments based on that cost was $56,417 which is comprised of $91,012 aggregate gross unrealized appreciation and $34,595 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$24,216		$-
Common Stocks	-	-	p	-
Convertible Corporate Bonds	-	4,502		-
Municipal Bonds	-	9,218		-
Corporate Bonds
Energy	-	113,134		78
All Others	-	525,610		-
Governments	-	222,132		-
Structured Products
Asset Backed Securities	-	61,418		11
Mortgage Backed	-	12,281		-
Short-Term Investments
Money Market Funds	4,874	-		-
Governments	-	42,051		57
All Others	-	163,398		-
Other Financial Instruments^
Futures	237	-		-
Forward Currency Contracts	-	1,497		-
Interest Rate Swaps	-	780		-
Credit Default Swaps	-	13,777		-
Total Assets:	$5,111	$1,194,014		$146
Liabilities:
Other Financial Instruments^
Futures	(594)	-		-
Forward Currency Contracts	-	(4,886)		-
Interest Rate Swaps	-	(3,189)		-
Credit Default Swaps	-	(2,539)		-
Total Liabilities:	$(594)	$(10,614)		$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2020.

For the fiscal year to date ended December 31, 2020, there were transfers from Level 3 to Level 2 in the amount of $63 (in thousands). These transfers were the result of an increase in the quantity of observable inputs for securities that were previously not priced by a third party vendor.

For the fiscal year to date ended December 31, 2020, there was a transfer from Level 2 to Level 3 in the amount of $11 (in thousands). This transfer was the result of the third party vendor not able to provide a daily price and the sub-advisor recommending the security to be priced utilizing the daily movement of a proxy price from a security with similar duration.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, ending the year near record highs despite the significant disruption brought on by the COVID-19 pandemic. Restrictions put in place to slow the virus’ spread led to a sharp market downturn early in the year, but stocks recovered throughout the rest of the reporting period as the economy reopened and vaccines and treatments for the virus were developed. The Federal Reserve Bank (the “Fed”) also provided significant support by lowering interest rates to near zero and implementing several bond-buying programs. Fiscal policy also played a significant role in the recovery, as stimulus checks and unemployment assistance boosted household incomes.

In this environment, large cap stocks, as represented by the S&P 500®, posted a return of 18.40%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 13.66% and 11.29%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 7.51%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.11%.

PORTFOLIO RESULTS

The Portfolio returned 12.49% for the twelve months ended December 31, 2020, trailing the 18.40% return of the broad stock market, as measured by the S&P 500® Index, but outperforming the Bloomberg Barclays® U.S. Aggregate Index return of 7.51%. The Portfolio underperformed the Balanced Portfolio Blended Composite Benchmark return of 13.10%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) When compared to peers in 2020, the Portfolio outperformed its Morningstar® Inc. Allocation – 30% to 50% Equity peer group average return of 8.89% and its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Moderate Funds peer group average return of 10.63%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Security selection of the Underlying Portfolios detracted from the Portfolio’s performance relative to the blended benchmark. Weakness was seen across the majority of the equity Underlying Portfolios when compared to their respective benchmarks. In an environment where benchmark returns were driven by larger, technology-oriented companies, certain Underlying Portfolios with a bias toward smaller, less-expensive areas of the market tended to struggle. Notable Underlying Portfolio detractors during the year included the Large Cap Blend Portfolio, Mid Cap Growth Stock Portfolio and the International Equity Portfolio. In contrast, the Portfolio saw a positive contribution this year from the fixed income Underlying Portfolios. The Select Bond Portfolio, which constitutes a relatively large portion of the Portfolio’s holdings, was a notable contributor, benefiting from strong credit selection during a volatile 2020.

Security selection weakness in the Underlying Portfolios during the year was partially offset by the Portfolio’s tactical asset allocation posture during the year. Following a strong performance from its equity positions in 2019, the Portfolio reduced its allocation to equities and shifted toward fixed income in the early months of the reporting period, which worked well amid the market downturn. In late March, as markets began to recover, the Portfolio shifted toward equities. Opportunistic positioning throughout the year in the international and emerging market equity segments of the Portfolio, as well as a shift toward more value-oriented investments late in the year, also benefited relative results.

Balanced Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

We anticipate that the U.S. economy will continue to grow as widespread vaccination gets underway and everyday life begins to return to normal. Consumer spending is set to rise as unemployment falls and further stimulus measures are enacted, and the parts of the economy most impacted by the pandemic—travel, hospitality and entertainment—should see improvement. While the economic outlook appears positive, markets have largely built those expectations into stock prices and continued 2020-like returns for the financial markets will be difficult to sustain throughout 2021. Some of the most significant gains last year came in domestic, large capitalization growth stocks, and we expect some reversion in this area as the stocks that benefited the most from changing consumer spending patterns may see slower growth, which could raise concern over their relatively high valuations. As a result, the Portfolio started the year with an underweight in large cap domestic growth stocks and overweight in areas where valuations were more attractive, such as international and emerging market equities, as well as global fixed income. As the year progresses, we will continue to position the Portfolio as necessary to take advantage of market opportunities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Balanced Portfolio	12.49%	8.86%	7.30%
S&P 500® Index	18.40%	15.20%	13.87%
Bloomberg Barclays® U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
Balanced Portfolio Blended Composite Benchmark	13.10%	9.31%	7.96%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Average	8.89%	7.10%	6.24%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	10.63%	8.33%	7.49%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Balanced Portfolio (unaudited)

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	39.6%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.0%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	4.6%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.2%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3.4%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	3.4%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.4%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	3.3%

Sector Allocation 12/31/20

Sector	% of Net Assets
Fixed Income	47.5%
Domestic Equity	36.7%
Foreign Equity	11.9%
Short-Term Investments & Other Net Assets	3.9%

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Investment Companies (96.1%)	Shares/ Par+	Value $ (000’s)

Domestic Equity (36.7%)
iShares Core S&P 500 ETF	23,150	8,690
iShares Core S&P Mid-Cap ETF	41,250	9,481
iShares Russell 2000 ETF	106,500	20,880
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	47,093,395	77,327
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	47,145,420	77,083
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	20,099,489	80,740
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	28,779,303	103,721
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	63,566,979	79,713
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	41,942,061	80,193
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	76,423,213	76,500
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	25,590,782	104,743
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	59,582,694	98,371
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	7,377,912	25,240
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	11,215,378	24,696

Total		867,378

Fixed Income (47.5%)
iShares Core U.S. Aggregate Bond ETF	81,300	9,609
iShares iBoxx High Yield Corporate Bond ETF	134,500	11,742
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	143,661,277	107,889
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio £	38,128,250	44,229
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	685,881,195	936,914
Northwestern Mutual Series Fund, Inc., Short- Term Bond Portfolio £	12,232,692	13,162

Total		1,123,545

Foreign Equity (11.9%)
iShares Core MSCI Emerging Markets ETF	126,800	7,867
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	12,532,141	17,445
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	38,867,353	60,205
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	25,596,662	54,751

Investment Companies (96.1%)	Shares/ Par+	Value $ (000’s)

Foreign Equity continued
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	120,496,763	142,307

Total		282,575

Total Investment Companies
(Cost: $2,013,844)		2,273,498

Short-Term Investments (3.7%)

Commercial Paper (1.9%)
Apple, Inc. 0.000%, 1/5/21 144A	10,000,000	10,000
Chevron Corp. 0.000%, 1/7/21 144A	10,000,000	10,000
The Coca-Cola Co. 0.000%, 2/22/21 144A	5,000,000	4,999
Exxon Mobil Corp. 0.000%, 1/27/21	5,000,000	4,999
0.000%, 3/11/21	5,000,000	4,999
Roche Holdings, Inc. 0.000%, 1/11/21 144A	5,000,000	5,000
Societe Generale SA 0.000%, 1/4/21 144A	5,000,000	5,000

Total		44,997

Investment Companies (0.9%)
JPMorgan Ultra-Short Income ETF	196,950	10,003
PIMCO Enhanced Short Maturity Active ETF	98,000	10,000

Total		20,003

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	8,285,099	8,285

Total		8,285

US Government & Agencies (0.6%)
Federal Home Loan Bank 0.000%, 2/1/17	5,000,000	4,999
0.000%, 2/19/21	10,000,000	9,999

Total		14,998

Total Short-Term Investments
(Cost: $88,282)		88,283

Total Investments (99.8%)
(Cost: $2,102,126)@		2,361,781

Other Assets, Less Liabilities (0.2%)		5,606

Net Assets (100.0%)		2,367,387

+	All par is stated in U.S. Dollar unless otherwise noted.

£	Affiliated Company

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $34,999 representing 1.5% of the net assets.

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $2,104,651 and the net unrealized appreciation of investments based on that cost was $257,130 which is comprised of $263,746 aggregate gross unrealized appreciation and $6,616 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,273,498	$-	$-
Short-Term Investments
Investment Companies	20,003	-	-
Money Market Funds	8,285	-	-
All Others	-	59,995	-
Total Assets:	$2,301,786	$59,995	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$307 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, ending the year near record highs despite the significant disruption brought on by the COVID-19 pandemic. Restrictions put in place to slow the virus’ spread led to a sharp market downturn early in the year, but stocks recovered throughout the rest of the reporting period as the economy reopened and vaccines and treatments for the virus were developed. The Federal Reserve Bank (the “Fed”) also provided significant support by lowering interest rates to near zero and implementing several bond-buying programs. Fiscal policy also played a significant role in the recovery, as stimulus checks and unemployment assistance boosted household incomes.

In this environment, large cap stocks, as represented by the S&P 500®, posted a return of 18.40%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 13.66% and 11.29%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, returned 7.51%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.11%.

PORTFOLIO RESULTS

The Portfolio returned 13.43% for the twelve months ended December 31, 2020, trailing the 18.40% return of the broad stock market, as measured by the S&P 500® Index, but outperforming the Bloomberg Barclays® U.S. Aggregate Index return of 7.51%. The Portfolio underperformed the Asset Allocation Portfolio Blended Composite Benchmark return of 14.58%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) When compared to peers in 2020, the Portfolio outperformed its Morningstar® Inc. Allocation – 50% to 70% Equity peer group average return of 11.52% and its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Growth Funds peer group average return of 11.79%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Security selection of the Underlying Portfolios detracted from the Portfolio’s performance relative to the blended benchmark. Weakness was seen across the majority of the equity Underlying Portfolios when compared to their respective benchmarks. In an environment where benchmark returns were driven by larger, technology-oriented companies, certain Underlying Portfolios with a bias toward smaller, less-expensive areas of the market tended to struggle. Notable Underlying Portfolio detractors during the year included the Large Cap Blend Portfolio, Mid Cap Growth Stock Portfolio and the International Equity Portfolio. In contrast, the Portfolio saw a positive contribution this year from the fixed income Underlying Portfolios. The Select Bond Portfolio, which constitutes a relatively large portion of the Portfolio’s holdings, was a notable contributor, benefiting from strong credit selection during a volatile 2020.

Security selection weakness in the Underlying Portfolios during the year was partially offset by the Portfolio’s tactical asset allocation posture during the year. Following a strong performance from its equity positions in 2019, the Portfolio reduced its allocation to equities and shifted toward fixed income in the early months of the reporting period, which worked well amid the market downturn. In late March, as markets began to recover, the Portfolio shifted toward equities. Opportunistic positioning throughout the year in the international and emerging market equity segments of the Portfolio, as well as a shift toward more value-oriented investments late in the year, also benefited relative results.

Asset Allocation Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

We anticipate that the U.S. economy will continue to grow as widespread vaccination gets underway and everyday life begins to return to normal. Consumer spending is set to rise as unemployment falls and further stimulus measures are enacted, and the parts of the economy most impacted by the pandemic—travel, hospitality and entertainment—should see improvement. While the economic outlook appears positive, markets have largely built those expectations into stock prices and continued 2020-like returns for the financial markets will be difficult to sustain throughout 2021. Some of the most significant gains last year came in domestic, large capitalization growth stocks, and we expect some reversion in this area as the stocks that benefited the most from changing consumer spending patterns may see slower growth, which could raise concern over their relatively high valuations. As a result, the Portfolio started the year with an underweight in large cap domestic growth stocks and overweight in areas where valuations were more attractive, such as international and emerging market equities, as well as global fixed income. As the year progresses, we will continue to position the Portfolio as necessary to take advantage of market opportunities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	13.43%	10.10%	8.17%
S&P 500® Index	18.40%	15.20%	13.87%
Bloomberg Barclays® U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
Asset Allocation Portfolio Blended Composite Benchmark	14.58%	10.78%	9.16%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Average	11.52%	9.07%	8.22%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	11.79%	9.26%	8.47%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/10. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Asset Allocation Portfolio (unaudited)

Top 10 Equity Holdings 12/31/20

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	22.5%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	8.0%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	6.3%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	5.7%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.2%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.8%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	4.2%

Sector Allocation 12/31/20

Sector	% of Net Assets
Domestic Equity	47.6%
Fixed Income	32.5%
Foreign Equity	16.9%
Short-Term Investments & Other Net Assets	3.0%

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2020

Investment Companies (97.0%)	Shares/ Par+	Value $ (000’s)

Domestic Equity (47.6%)
iShares Core S&P 500 ETF	2,900	1,089
iShares Core S&P Mid-Cap ETF	13,550	3,114
iShares Russell 2000 ETF	5,800	1,137
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	7,778,446	12,772
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	7,886,267	12,894
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	3,368,706	13,532
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	4,808,219	17,329
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	10,640,826	13,344
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	7,036,450	13,454
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	12,746,050	12,759
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	3,856,675	15,785
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	8,930,016	14,743
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	2,085,885	7,136
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	3,205,664	7,059

Total		146,147

Fixed Income (32.5%)
iShares Core U.S. Aggregate Bond ETF	15,800	1,867
iShares iBoxx High Yield Corporate Bond ETF	23,800	2,078
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	25,844,615	19,409
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio £	5,199,307	6,031
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	50,408,118	68,858
Northwestern Mutual Series Fund, Inc., Short- Term Bond Portfolio £	1,279,187	1,376

Total		99,619

Foreign Equity (16.9%)
iShares Core MSCI Emerging Markets ETF	14,200	881
iShares MSCI EAFE ETF	11,200	817
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	2,660,674	3,704
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	7,249,947	11,230

Investment Companies (97.0%)	Shares/ Par+	Value $ (000’s)

Foreign Equity continued
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	5,025,478	10,750
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	20,686,103	24,430

Total		51,812

Total Investment Companies
(Cost: $259,236)		297,578

Short-Term Investments (2.8%)

Commercial Paper (1.1%)
Apple, Inc. 0.000%, 1/5/21 144A	1,000,000	1,000
Chevron Corp. 0.000%, 1/5/21 144A	500,000	500
0.000%, 2/2/21 144A	500,000	500
Exxon Mobil Corp. 0.000%, 3/11/21	1,000,000	999
Societe Generale SA 0.000%, 1/4/21 144A	500,000	500

Total		3,499

Investment Companies (0.7%)
JPMorgan Ultra-Short Income ETF	19,650	998
PIMCO Enhanced Short Maturity Active ETF	9,800	1,000

Total		1,998

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	872,533	873

Total		873

US Government & Agencies (0.7%)
Federal Home Loan Bank 0.000%, 1/19/21	1,000,000	1,000
0.000%, 2/19/21	500,000	500
0.000%, 2/24/21	500,000	500

Total		2,000

Total Short-Term Investments
(Cost: $8,370)		8,370

Total Investments (99.8%)
(Cost: $267,606)@		305,948

Other Assets, Less Liabilities (0.2%)		744

Net Assets (100.0%)		306,692

+	All par is stated in U.S. Dollar unless otherwise noted.

£	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020 the value of these securities (in thousands) was $2,500 representing 0.8% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

#	7-Day yield as of 12/31/2020.

@

At December 31, 2020, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $267,746 and the net unrealized appreciation of investments based on that cost was $38,202 which is comprised of $39,110 aggregate gross unrealized appreciation and $908 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2020. See Note 3 for additional information on portfolio valuation.

		Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Investment Companies	$297,578	$–	$–
Short-Term Investments
Investment Companies	1,998	–	–
Money Market Funds	873	–	–
All Others	–	5,499	–
Total Assets:	$300,449	$5,499	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg Barclays Global Aggregate—Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite Benchmark — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), the Russell MidCap Index (11%), the Russell 2000® Index (5%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (13%), the MSCI® Emerging Markets Index (3%), the Bloomberg Barclays® U.S. Aggregate Bond Index (24%), the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%), and the BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite Benchmark — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), the Russell MidCap Index (9%), the Russell 2000® Index (3%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (9%), the MSCI® Emerging Markets Index (2%), the Bloomberg Barclays® U.S. Aggregate Bond Index (41%), the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%), and the BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg Barclays® U.S. Aggregate Bond Index — The Bloomberg Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg Barclays® U.S. Aggregate 1-3 Years Index — The Bloomberg Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index — The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Benchmark Definitions (unaudited)

Bloomberg Barclays® Global Credit Hedged USD Index — The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index — The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

BofA Merrill Lynch® US 3-Month Treasury Bill Index — The BofA Merrill Lynch® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 30% to 50% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 50% to 70% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Benchmark Definitions (unaudited)

Russell 1000® Index — The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index — The Russell 3000® Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Index — The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2020 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$1,285,230	$1,186,690	$720,135	$180,417	$4,417,382
Receivable for Portfolio Shares Sold	52	103	109	24	472
Receivable for Investment Securities Sold	4,667	–	499	–	–
Variation Margin Receivable	–	–	–	–	331
Prepaid Expenses and Other Assets	9	8	5	1	39
Dividends and Interest Receivable	121	1,027	389	252	3,222

Total Assets	1,290,079	1,187,828	721,137	180,694	4,421,446

Liabilities
Payable for Portfolio Shares Redeemed	173	504	215	5	929
Payable for Investment Securities Purchased	3,035	–	673	–	–
Investment Advisory Fees	441	602	248	110	696
Accrued Expenses	27	26	24	15	92

Total Liabilities	3,676	1,132	1,160	130	1,717

Net Assets	$1,286,403	$1,186,696	$719,977	$180,564	$4,419,729

Represented By:
Aggregate Paid in Capital (10) (11)	$745,078	$492,380	$469,800	$119,594	$1,514,579
Total Distributable Earnings (Loss)	541,325	694,316	250,177	60,970	2,905,150

Net Assets for Shares Outstanding (10) (11)	$1,286,403	$1,186,696	$719,977	$180,564	$4,419,729

Net Asset Value, Offering and Redemption Price per Share	$3.60	$4.02	$1.91	$1.25	$6.60

(1) Unaffiliated Investments, at Cost	$798,528	$619,123	$530,086	$132,498	$1,697,894
(10) Shares Outstanding	356,972	295,422	376,483	143,994	669,582
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2020 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$211,018	$947,786	$787,729	$1,344,213	$1,117,034
Cash Collateral for Derivative Positions	599	–	–	–	35
Receivable for Portfolio Shares Sold	15	104	71	196	92
Receivable for Investment Securities Sold	509	3,084	1,836	–	–
Receivable for Foreign Currency	1	–	–	–	–
Prepaid Expenses and Other Assets	1	6	5	8	24
Dividends and Interest Receivable	393	1,429	1,637	833	1,042

Total Assets	212,536	952,409	791,278	1,345,250	1,118,227

Liabilities
Payable for Portfolio Shares Redeemed	16	124	218	83	573
Payable for Investment Securities Purchased	266	5,790	3,139	–	1,917
Variation Margin Payable	–	–	–	–	3
Payable for Foreign Currency	112	–	–	–	–
Investment Advisory Fees	120	396	373	573	207
Accrued Expenses	24	27	27	30	58

Total Liabilities	538	6,337	3,757	686	2,758

Net Assets	$211,998	$946,072	$787,521	$1,344,564	$1,115,469

Represented By:
Aggregate Paid in Capital (10) (11)	$184,000	$675,068	$633,564	$890,346	$740,290
Total Distributable Earnings (Loss)	27,998	271,004	153,957	454,218	375,179

Net Assets for Shares Outstanding (10) (11)	$211,998	$946,072	$787,521	$1,344,564	$1,115,469

Net Asset Value, Offering and Redemption Price per Share	$1.00	$1.64	$1.63	$4.09	$2.15

(1) Unaffiliated Investments, at Cost	$185,455	$717,996	$649,328	$1,062,047	$791,278
(10) Shares Outstanding	211,712	576,046	481,756	328,484	518,794
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2020 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Assets
Unaffiliated Investments, at Value (1)	$598,175	$836,352	$343,973	$614,427	$924,033
Cash	–	–	3	–	–
Cash Collateral for Derivative Positions	1,936	–	–	–	–
Receivable for Portfolio Shares Sold	82	94	30	61	169
Receivable for Investment Securities Sold	1,302	4,887	–	909	474
Outstanding Swap Contracts, at Value	–	–	894	–	–
Receivable for Foreign Currency	16	–	–	–	2
Prepaid Expenses and Other Assets	4	5	7	4	6
Dividends and Interest Receivable	1,033	367	344	472	1,145

Total Assets	602,548	841,705	345,251	615,873	925,829

Liabilities
Payable for Portfolio Shares Redeemed	228	184	46	308	137
Payable for Investment Securities Purchased	1,173	678	207	26	777
Accrued Foreign Capital Gains Tax	–	–	–	–	170
Payable for Foreign Currency	352	–	–	–	–
Collateral from Counterparty	–	–	797	–	–
Investment Advisory Fees	351	367	66	431	449
Accrued Expenses	41	30	33	29	54

Total Liabilities	2,145	1,259	1,149	794	1,587

Net Assets	$600,403	$840,446	$344,102	$615,079	$924,242

Represented By:
Aggregate Paid in Capital (10) (11)	$516,940	$482,229	$264,281	$403,956	$557,373
Total Distributable Earnings (Loss)	83,463	358,217	79,821	211,123	366,869

Net Assets for Shares Outstanding (10) (11)	$600,403	$840,446	$344,102	$615,079	$924,242

Net Asset Value, Offering and Redemption Price per Share	$1.65	$3.42	$1.50	$2.20	$2.14

(1) Unaffiliated Investments, at Cost	$518,769	$560,530	$272,889	$433,080	$590,242
(10) Shares Outstanding	363,622	245,643	229,783	279,372	432,179
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2020 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$892,877	$1,775,807	$1,027,510	$425,455	$386,652
Investments in Repurchase Agreements, at Value (3)	–	–	–	156,000	–
Foreign Currency, at Value (4)	–	–	6	–	–
Receivable for Portfolio Shares Sold	83	380	130	1,029	241
Receivable for Investment Securities Sold	3,336	1,183	–	–	–
Variation Margin Receivable	–	–	–	–	7
Receivable for Foreign Currency	6	–	–	–	–
Prepaid Expenses and Other Assets	6	12	6	4	3
Dividends and Interest Receivable	2,557	3,603	671	78	1,679

Total Assets	898,865	1,780,985	1,028,323	582,566	388,582

Liabilities
Payable for Portfolio Shares Redeemed	3,922	350	304	171	32
Payable for Investment Securities Purchased	3,045	–	317	–	4,779
Accrued Foreign Capital Gains Tax	331	–	2,808	–	–
Variation Margin Payable	–	–	–	–	16
Collateral from Counterparty	–	–	–	–	4
Investment Advisory Fees	521	739	732	60	105
Accrued Expenses	45	77	64	23	38

Total Liabilities	7,864	1,166	4,225	254	4,974

Net Assets	$891,001	$1,779,819	$1,024,098	$582,312	$383,608

Represented By:
Aggregate Paid in Capital (10) (11)	$659,274	$1,779,631	$691,896	$582,312	$368,307
Total Distributable Earnings (Loss)	231,727	188	332,202	–	15,301

Net Assets for Shares Outstanding (10) (11)	$891,001	$1,779,819	$1,024,098	$582,312	$383,608

Net Asset Value, Offering and Redemption Price per Share	$1.18	$1.55	$1.39	$1.00	$1.08

(1) Unaffiliated Investments, at Cost	$681,572	$1,524,408	$673,417	$425,455	$378,650
(3) Investments in Repurchase Agreements, at Cost	–	–	–	156,000	–
(4) Foreign Currency, at Cost	–	–	6	–	–
(10) Shares Outstanding	754,181	1,149,044	735,530	582,310	356,362
(11) Shares Authorized, $.01 Par Value	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2020 (in thousands)

	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$3,707,908	$227,661	$450,737	$814,406	$1,048,980
Investments in Repurchase Agreements, at Value (3)	–	6,800	–	–	134,000
Cash	–	–	–	2	10
Foreign Currency, at Value (4)	–	–	–	–	4,547
Cash Collateral for Derivative Positions	–	183	–	–	8,189
Receivable for Portfolio Shares Sold	444	113	142	72	498
Receivable for Investment Securities Sold	346,174	80,400	–	–	54,790
Receivable for Financing Transactions	–	47,202	–	–	–
Variation Margin Receivable	–	15	105	–	537
Outstanding Swap Contracts, at Value (8)	–	–	485	–	457
Receivable for Foreign Currency	–	–	6	–	1,500
Prepaid Expenses and Other Assets	25	1	3	25	8
Dividends and Interest Receivable	12,043	1,073	1,094	12,898	11,904

Total Assets	4,066,594	363,448	452,572	827,403	1,265,420

Liabilities
Payable for Portfolio Shares Redeemed	14,475	13	72	511	118
Payable for Investment Securities Purchased	645,499	48,046	24,375	1,350	109,754
Payable for Financing Transactions	–	144,961	–	–	–
Variation Margin Payable	–	83	20	–	355
Payable to Custodian	70	–	–	–	–
Securities Sold Short, at Value (7)	–	16,190	–	–	–
Outstanding Swap Contracts, at Value (9)	–	–	4,095	–	–
Payable for Foreign Currency	–	–	305	–	5,131
Collateral from Counterparty	1,372	–	104	–	840
Investment Advisory Fees	840	70	176	296	635
Deferred Income for Financing Transactions	–	127	–	–	–
Accrued Expenses	70	25	36	43	76

Total Liabilities	662,326	209,515	29,183	2,200	116,909

Net Assets	$3,404,268	$153,933	$423,389	$825,203	$1,148,511

Represented By:
Aggregate Paid in Capital (10) (11)	$3,088,744	$140,352	$388,389	$768,999	$1,061,683
Total Distributable Earnings (Loss)	315,524	13,581	35,000	56,204	86,828

Net Assets for Shares Outstanding (10) (11)	$3,404,268	$153,933	$423,389	$825,203	$1,148,511

Net Asset Value, Offering and Redemption Price per Share	$1.37	$1.21	$1.21	$0.75	$1.16

(1) Unaffiliated Investments, at Cost	$3,614,967	$223,717	$416,494	$793,049	$986,762
(3) Investments in Repurchase Agreements, at Cost	–	6,800	–	–	134,000
(4) Foreign Currency, at Cost	–	–	–	–	4,709
(7) Proceeds Received from Short Sales	–	16,085	–	–	–
(8) Premiums Paid on Swap Contracts	–	224	–	–	9,565
(9) Premiums Received from Swap Contracts	–	319	2	–	8,903
(10) Shares Outstanding	2,491,515	126,862	349,018	1,099,134	989,715
(11) Shares Authorized, $.01 Par Value	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2020 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Assets
Unaffiliated Investments, at Value (1)	$156,552	$19,353
Affiliated Investments, at Value (2)	2,205,229	286,595
Receivable for Portfolio Shares Sold	370	18
Receivable for Investment Securities Sold	21,069	2,997
Prepaid Expenses and Other Assets	17	2
Dividends and Interest Receivable	7	–

Total Assets	2,383,244	308,965

Liabilities
Payable for Portfolio Shares Redeemed	934	155
Payable for Investment Securities Purchased	14,793	2,086
Investment Advisory Fees	100	13
Accrued Expenses	30	19

Total Liabilities	15,857	2,273

Net Assets	$2,367,387	$306,692

Represented By:
Aggregate Paid in Capital (10) (11)	$1,941,695	$245,693
Total Distributable Earnings (Loss)	425,692	60,999

Net Assets for Shares Outstanding (10) (11)	$2,367,387	$306,692

Net Asset Value, Offering and Redemption Price per Share	$1.57	$1.29

(1) Unaffiliated Investments, at Cost	$144,693	$17,727
(2) Affiliated Investments, at Cost	1,957,433	249,879
(10) Shares Outstanding	1,504,629	237,247
(11) Shares Authorized, $.01 Par Value	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Investment Income
Income
Interest (1)	$17	$34	$10	$39	$199
Unaffiliated Dividends (1)	4,910	8,520	8,928	2,467	69,758

Total Income	4,927	8,554	8,938	2,506	69,957

Expenses
Investment Advisory Fees	4,771	7,678	2,659	1,219	7,644
Custodian Fees	41	44	28	18	37
Shareholder Reporting Fees	20	27	15	7	65
Audit Fees	27	25	27	21	41
Valuation Services	2	–	2	–	7
Compliance Fees	10	10	9	8	17
Directors Fees	47	46	41	36	79
Professional Fees	9	7	7	6	13
Trade Name Fees	–	–	–	–	51
Other Expenses	19	18	11	3	65

Total Expenses	4,946	7,855	2,799	1,318	8,019

Less Waived Fees:
Paid by Affiliate	(68)	(1,276)	(39)	(38)	(365)

Net Expenses	4,878	6,579	2,760	1,280	7,654

Net Investment Income (Loss)	49	1,975	6,178	1,226	62,303
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	54,774	125,701	54,967	12,450	121,151
Futures Contracts	–	–	–	–	3,548

Net Realized Gain (Loss) on Investments	54,774	125,701	54,967	12,450	124,699

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	301,919	175,696	74,476	2,686	494,411
Futures Contracts	–	–	–	–	960

Net Change in Unrealized Appreciation (Depreciation) of Investments	301,919	175,696	74,476	2,686	495,371

Net Gain (Loss) on Investments	356,693	301,397	129,443	15,136	620,070

Net Increase (Decrease) in Net Assets Resulting from Operations	$356,742	$303,372	$135,621	$16,362	$682,373

(1) Net of Foreign Tax	$3	$398	$30	$33	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest (1)	$19	$36	$145	$11	$113
Unaffiliated Dividends (1)	5,162	22,932	21,277	7,911	14,307

Total Income	5,181	22,968	21,422	7,922	14,420

Expenses
Investment Advisory Fees	1,301	4,364	4,430	5,741	2,294
Custodian Fees	52	20	30	36	29
Shareholder Reporting Fees	9	39	23	26	51
Audit Fees	25	25	25	27	29
Valuation Services	11	–	1	1	5
Compliance Fees	8	9	9	10	10
Directors Fees	36	44	43	47	45
Professional Fees	6	7	7	7	11
Trade Name Fees	–	–	–	–	91
Other Expenses	3	15	14	20	17

Total Expenses	1,451	4,523	4,582	5,915	2,582

Less Waived Fees:
Paid by Affiliate	(37)	(154)	(441)	(12)	(209)

Net Expenses	1,414	4,369	4,141	5,903	2,373

Net Investment Income (Loss)	3,767	18,599	17,281	2,019	12,047
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	2,818	22,615	(999)	171,779	32,077
Futures Contracts	–	–	289	–	5,328
Foreign Currency Transactions	(1,139)	–	5	–	–

Net Realized Gain (Loss) on Investments	1,679	22,615	(705)	171,779	37,405

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	676	(27,842)	(7,003)	99,912	87,792
Futures Contracts	–	–	–	–	357
Foreign Currency Transactions	(69)	–	–	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	607	(27,842)	(7,003)	99,912	88,149

Net Gain (Loss) on Investments	2,286	(5,227)	(7,708)	271,691	125,554

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,053	$13,372	$9,573	$273,710	$137,601

(1) Net of Foreign Tax	$100	$–	$377	$2	$1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Investment Income
Income
Interest (1)	$52	$26	$65	$34	$56
Unaffiliated Dividends (1)	13,414	4,280	3,697	7,091	10,182

Total Income	13,466	4,306	3,762	7,125	10,238

Expenses
Investment Advisory Fees	4,516	3,481	636	4,399	4,773
Custodian Fees	78	30	39	33	139
Shareholder Reporting Fees	45	38	28	33	51
Audit Fees	27	25	26	24	29
Valuation Services	15	2	8	2	15
Compliance Fees	9	9	8	9	9
Directors Fees	40	42	37	41	43
Professional Fees	6	7	11	6	13
Trade Name Fees	–	–	26	–	–
Other Expenses	10	12	4	10	15

Total Expenses	4,746	3,646	823	4,557	5,087

Less Waived Fees:
Paid by Affiliate	(777)	–	–	(18)	–

Net Expenses	3,969	3,646	823	4,539	5,087

Net Investment Income (Loss)	9,497	660	2,939	2,586	5,151
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	4,136	82,005	5,129	28,947	29,654
Distributions of Realized Gains by Other Unaffiliated Investment Companies	–	–	–	70	–
Swap Contracts	–	–	891	–	–
Foreign Currency Transactions	(1,695)	–	–	–	50

Net Realized Gain (Loss) on Investments	2,441	82,005	6,020	29,017	29,704

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	2,552	130,687	31,291	20,993	106,437
Swap Contracts	–	–	398	–	–
Foreign Currency Transactions	(127)	–	–	–	154

Net Change in Unrealized Appreciation (Depreciation) of Investments	2,425	130,687	31,689	20,993	106,591

Net Gain (Loss) on Investments	4,866	212,692	37,709	50,010	136,295

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,363	$213,352	$40,648	$52,596	$141,446

(1) Net of Foreign Tax	$153	$–	$5	$12	$467

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest (1)	$35	$222	$106	$2,769	$8,357
Unaffiliated Dividends (1)	16,119	49,441	12,980	–	–

Total Income	16,154	49,663	13,086	2,769	8,357

Expenses
Investment Advisory Fees	5,840	10,439	8,546	1,626	1,163
Custodian Fees	138	203	158	44	55
Shareholder Reporting Fees	43	77	54	13	25
Audit Fees	28	32	29	25	30
Valuation Services	16	15	15	13	51
Compliance Fees	9	11	9	9	8
Directors Fees	43	54	43	39	38
Professional Fees	13	13	26	4	7
Other Expenses	14	33	14	5	6

Total Expenses	6,144	10,877	8,894	1,778	1,383

Less Waived Fees:
Paid by Affiliate	(382)	(2,325)	(1,215)	(429)	–

Net Expenses	5,762	8,552	7,679	1,349	1,383

Net Investment Income (Loss)	10,392	41,111	5,407	1,420	6,974
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	14,850	(250,301)	2,436	3	1,889
Futures Contracts	–	–	–	–	834
Swap Contracts	–	–	–	–	23
Foreign Currency Transactions	(17)	(347)	(496)	–	–

Net Realized Gain (Loss) on Investments	14,833	(250,648)	1,940	3	2,746

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	82,174	170,070	220,952	–	5,491
Futures Contracts	–	–	–	–	29
Foreign Currency Transactions	251	304	(7)	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	82,425	170,374	220,945	–	5,520

Net Gain (Loss) on Investments	97,258	(80,274)	222,885	3	8,266

Net Increase (Decrease) in Net Assets Resulting from Operations	$107,650	$(39,163)	$228,292	$1,423	$15,240

(1) Net of Foreign Tax	$622	$2,418	$738	$–	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

	Select Bond Portfolio	Long – Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi -Sector Bond Portfolio
Investment Income
Income
Interest (1)	$66,675	$3,774	$7,404	$46,818	$40,134

Total Income	66,675	3,774	7,404	46,818	40,134

Expenses
Investment Advisory Fees	9,746	802	2,101	3,377	7,841
Custodian Fees	96	35	36	25	182
Shareholder Reporting Fees	56	10	40	50	45
Audit Fees	42	34	34	35	45
Valuation Services	59	9	18	34	54
Compliance Fees	16	8	8	9	10
Directors Fees	71	35	38	43	46
Professional Fees	10	6	7	7	11
Interest Expense	–	449	–	–	26
Other Expenses	57	2	7	15	17

Total Expenses	10,153	1,390	2,289	3,595	8,277

Less Waived Fees:
Paid by Affiliate	(250)	–	(148)	–	(917)

Net Expenses	9,903	1,390	2,141	3,595	7,360

Net Investment Income (Loss)	56,772	2,384	5,263	43,223	32,774
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	169,614	25,648	6,519	(5,892)	(710)
Futures Contracts	–	(1,939)	82	–	10,579
Options Written	–	10	–	–	222
Short Sales	–	(163)	–	–	–
Swap Contracts	–	(2,022)	(1,578)	–	(9,819)
Foreign Currency Transactions	–	–	(1,061)	–	(8,517)

Net Realized Gain (Loss) on Investments	169,614	21,534	3,962	(5,892)	(8,245)

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	49,086	(3,344)	25,462	12,622	32,391
Futures Contracts	–	16	(37)	–	2,100
Options Written	–	(7)	–	–	(43)
Short Sales	–	(101)	–	–	–
Swap Contracts	–	718	1,117	–	2,896
Foreign Currency Transactions	–	–	(269)	–	(1,182)

Net Change in Unrealized Appreciation (Depreciation) of Investments	49,086	(2,718)	26,273	12,622	36,162

Net Gain (Loss) on Investments	218,700	18,816	30,235	6,730	27,917

Net Increase (Decrease) in Net Assets Resulting from Operations	$275,472	$21,200	$35,498	$49,953	$60,691

(1) Net of Foreign Tax	$3	$–	$–	$–	$63

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Investment Income
Income
Interest (1)	$507	$50
Unaffiliated Dividends (1)	1,233	206
Affiliated Dividends	52,231	6,430

Total Income	53,971	6,686

Expenses
Investment Advisory Fees	6,591	1,457
Custodian Fees	19	19
Shareholder Reporting Fees	20	8
Audit Fees	35	28
Valuation Services	1	1
Compliance Fees	13	8
Directors Fees	60	37
Professional Fees	9	6
Other Expenses	40	5

Total Expenses	6,788	1,569

Less Waived Fees:
Paid by Affiliate	(5,493)	(1,319)

Net Expenses	1,295	250

Net Investment Income (Loss)	52,676	6,436
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	1,610	193
Affiliated Investment Securities	56,584	8,003
Distributions of Realized Gains by Other Affiliated Investment Companies	50,102	7,874
Futures Contracts	5,567	207

Net Realized Gain (Loss) on Investments	113,863	16,277

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	10,374	1,328
Affiliated Investment Securities	85,952	12,067

Net Change in Unrealized Appreciation (Depreciation) of Investments	96,326	13,395

Net Gain (Loss) on Investments	210,189	29,672

Net Increase (Decrease) in Net Assets Resulting from Operations	$262,865	$36,108

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$49	$7,240	$1,975	$5,527	$6,178	$6,986
Net Realized Gain (Loss) on Investments	54,774	188,618	125,701	44,694	54,967	17,279
Net Change in Unrealized Appreciation (Depreciation) of Investments	301,919	63,949	175,696	211,091	74,476	132,939

Net Increase (Decrease) in Net Assets Resulting from Operations	356,742	259,807	303,372	261,312	135,621	157,204

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(195,980)	(113,204)	(50,373)	(60,549)	(24,636)	(36,070)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(195,980)	(113,204)	(50,373)	(60,549)	(24,636)	(36,070)

Capital Transactions:
Shares Sold	45,556	25,555	59,733	32,210	22,905	16,596
Reinvestment of Distributions Paid	195,980	113,204	50,373	60,549	24,636	36,070
Shares Redeemed	(199,219)	(100,664)	(189,033)	(130,067)	(71,757)	(59,563)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	42,317	38,095	(78,927)	(37,308)	(24,216)	(6,897)

Total Increase (Decrease) in Net Assets	203,079	184,698	174,072	163,455	86,769	114,237
Net Assets Beginning of Period	1,083,324	898,626	1,012,624	849,169	633,208	518,971

End of Period	$1,286,403	$1,083,324	$1,186,696	$1,012,624	$719,977	$633,208

Portfolio Share Transactions:
Shares Sold	13,216	8,167	16,862	10,784	14,085	10,992
Reinvestment of Distributions Paid	59,841	38,426	13,644	20,539	14,440	24,031
Shares Redeemed	(57,015)	(31,910)	(54,134)	(43,119)	(43,249)	(39,195)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	16,042	14,683	(23,628)	(11,796)	(14,724)	(4,172)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,226	$8,274	$62,303	$63,286	$3,767	$3,608
Net Realized Gain (Loss) on Investments	12,450	2,310	124,699	75,221	1,679	6,400
Net Change in Unrealized Appreciation (Depreciation) of Investments	2,686	25,254	495,371	792,024	607	36,759

Net Increase (Decrease) in Net Assets Resulting from Operations	16,362	35,838	682,373	930,531	6,053	46,767

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(10,592)	(17,396)	(139,079)	(139,383)	(10,823)	(17,988)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,592)	(17,396)	(139,079)	(139,383)	(10,823)	(17,988)

Capital Transactions:
Shares Sold	7,220	5,510	239,426	233,669	20,650	8,780
Reinvestment of Distributions Paid	10,592	17,396	139,079	139,383	10,823	17,988
Shares Redeemed	(17,971)	(20,830)	(369,350)	(306,061)	(20,255)	(23,347)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(159)	2,076	9,155	66,991	11,218	3,421

Total Increase (Decrease) in Net Assets	5,611	20,518	552,449	858,139	6,448	32,200
Net Assets Beginning of Period	174,953	154,435	3,867,280	3,009,141	205,550	173,350

End of Period	$180,564	$174,953	$4,419,729	$3,867,280	$211,998	$205,550

Portfolio Share Transactions:
Shares Sold	6,546	4,586	42,394	44,202	22,777	8,809
Reinvestment of Distributions Paid	9,577	14,894	23,469	26,067	12,065	18,544
Shares Redeemed	(15,787)	(16,989)	(64,668)	(57,650)	(22,038)	(23,284)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	336	2,491	1,195	12,619	12,804	4,069

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Domestic Equity Portfolio		Equity Income Portfolio		Mid Cap Growth Stock Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$18,599	$17,733	$17,281	$32,499	$2,019	$3,099
Net Realized Gain (Loss) on Investments	22,615	40,200	(705)	31,386	171,779	48,149
Net Change in Unrealized Appreciation (Depreciation) of Investments	(27,842)	101,492	(7,003)	116,745	99,912	251,921

Net Increase (Decrease) in Net Assets Resulting from Operations	13,372	159,425	9,573	180,630	273,710	303,169

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(57,933)	(56,580)	(63,828)	(65,431)	(52,240)	(48,747)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(57,933)	(56,580)	(63,828)	(65,431)	(52,240)	(48,747)

Capital Transactions:
Shares Sold	86,700	67,280	49,586	24,288	29,297	26,236
Reinvestment of Distributions Paid	57,933	56,580	63,828	65,431	52,240	48,748
Shares Redeemed	(74,776)	(78,394)	(85,890)	(95,340)	(112,200)	(119,019)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	69,857	45,466	27,524	(5,621)	(30,663)	(44,035)

Total Increase (Decrease) in Net Assets	25,296	148,311	(26,731)	109,578	190,807	210,387
Net Assets Beginning of Period	920,776	772,465	814,252	704,674	1,153,757	943,370

End of Period	$946,072	$920,776	$787,521	$814,252	$1,344,564	$1,153,757

Portfolio Share Transactions:
Shares Sold	58,482	39,915	34,469	14,304	8,941	8,175
Reinvestment of Distributions Paid	39,707	34,105	45,690	39,322	15,850	14,898
Shares Redeemed	(48,392)	(46,398)	(56,283)	(55,588)	(33,225)	(36,703)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	49,797	27,622	23,876	(1,962)	(8,434)	(13,630)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 400 Stock Portfolio		Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$12,047	$12,712	$9,497	$9,457	$660	$779
Net Realized Gain (Loss) on Investments	37,405	42,521	2,441	(762)	82,005	38,612
Net Change in Unrealized Appreciation (Depreciation) of Investments	88,149	149,963	2,425	127,414	130,687	142,894

Net Increase (Decrease) in Net Assets Resulting from Operations	137,601	205,196	14,363	136,109	213,352	182,285

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(56,269)	(71,654)	(9,956)	(58,194)	(39,514)	(88,795)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(56,269)	(71,654)	(9,956)	(58,194)	(39,514)	(88,795)

Capital Transactions:
Shares Sold	77,991	72,548	51,959	37,275	30,495	34,695
Reinvestment of Distributions Paid	56,269	71,654	9,956	58,194	39,514	88,795
Shares Redeemed	(93,413)	(77,234)	(57,433)	(53,813)	(75,271)	(65,732)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	40,847	66,968	4,482	41,656	(5,262)	57,758

Total Increase (Decrease) in Net Assets	122,179	200,510	8,889	119,571	168,576	151,248
Net Assets
Beginning of Period	993,290	792,780	591,514	471,943	671,870	520,622

End of Period	$1,115,469	$993,290	$600,403	$591,514	$840,446	$671,870

Portfolio Share Transactions:
Shares Sold	45,756	37,040	37,414	23,199	11,794	13,107
Reinvestment of Distributions Paid	31,899	37,476	6,838	37,424	14,996	35,718
Shares Redeemed	(50,960)	(39,222)	(38,243)	(33,386)	(27,751)	(24,149)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	26,695	35,294	6,009	27,237	(961)	24,676

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,939	$3,276	$2,586	$2,758	$5,151	$13,008
Net Realized Gain (Loss) on Investments	6,020	12,161	29,017	32,321	29,704	4,589
Net Change in Unrealized Appreciation (Depreciation) of Investments	31,689	35,968	20,993	97,406	106,591	197,373

Net Increase (Decrease) in Net Assets Resulting from Operations	40,648	51,405	52,596	132,485	141,446	214,970

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(15,825)	(18,910)	(35,987)	(91,498)	(16,639)	(11,555)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(15,825)	(18,910)	(35,987)	(91,498)	(16,639)	(11,555)

Capital Transactions:
Shares Sold	47,484	41,873	27,670	24,975	60,618	56,589
Reinvestment of Distributions Paid	15,825	18,910	35,987	91,498	16,639	11,555
Shares Redeemed	(34,141)	(24,970)	(70,721)	(81,998)	(93,935)	(81,528)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	29,168	35,813	(7,064)	34,475	(16,678)	(13,384)

Total Increase (Decrease) in Net Assets	53,991	68,308	9,545	75,462	108,129	190,031
Net Assets
Beginning of Period	290,111	221,803	605,534	530,072	816,113	626,082

End of Period	$344,102	$290,111	$615,079	$605,534	$924,242	$816,113

Portfolio Share Transactions:
Shares Sold	41,370	30,152	16,477	11,416	33,344	34,640
Reinvestment of Distributions Paid	13,446	13,894	20,635	44,546	8,446	6,891
Shares Redeemed	(27,540)	(17,963)	(36,952)	(36,079)	(50,648)	(49,535)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	27,276	26,083	160	19,883	(8,858)	(8,004)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Research International Core Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$10,392	$16,017	$41,111	$56,597	$5,407	$18,016
Net Realized Gain (Loss) on Investments	14,833	14,459	(250,648)	(40,915)	1,940	2,200
Net Change in Unrealized Appreciation (Depreciation) of Investments	82,425	140,464	170,374	186,767	220,945	119,317

Net Increase (Decrease) in Net Assets Resulting from Operations	107,650	170,940	(39,163)	202,449	228,292	139,533

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(30,940)	(30,579)	(56,976)	(121,837)	(18,235)	(8,489)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(30,940)	(30,579)	(56,976)	(121,837)	(18,235)	(8,489)

Capital Transactions:
Shares Sold	68,253	82,088	149,908	135,633	89,800	91,156
Reinvestment of Distributions Paid	30,940	30,579	56,976	121,837	18,235	8,489
Shares Redeemed	(69,787)	(63,728)	(123,960)	(149,116)	(128,004)	(72,029)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	29,406	48,939	82,924	108,354	(19,969)	27,616

Total Increase (Decrease) in Net Assets	106,116	189,300	(13,215)	188,966	190,088	158,660
Net Assets
Beginning of Period	784,885	595,585	1,793,034	1,604,068	834,010	675,350

End of Period	$891,001	$784,885	$1,779,819	$1,793,034	$1,024,098	$834,010

Portfolio Share Transactions:
Shares Sold	67,304	82,156	107,989	82,824	90,152	86,825
Reinvestment of Distributions Paid	28,782	31,076	40,209	79,737	16,137	8,108
Shares Redeemed	(67,172)	(63,528)	(85,956)	(91,119)	(114,781)	(69,290)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	28,914	49,704	62,242	71,442	(8,492)	25,643

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Government Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,420	$8,380	$6,974	$7,966	$56,772	$86,025
Net Realized Gain (Loss) on Investments	3	6	2,746	1,432	169,614	120,013
Net Change in Unrealized Appreciation (Depreciation) of Investments	–	–	5,520	4,310	49,086	51,048

Net Increase (Decrease) in Net Assets Resulting from Operations	1,423	8,386	15,240	13,708	275,472	257,086

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(1,423)	(8,386)	(8,186)	(6,513)	(108,721)	(85,804)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(1,423)	(8,386)	(8,186)	(6,513)	(108,721)	(85,804)

Capital Transactions:
Shares Sold	443,083	216,196	85,625	64,924	422,239	240,747
Reinvestment of Distributions Paid	1,423	8,386	8,186	6,513	108,721	85,804
Shares Redeemed	(308,711)	(221,539)	(51,831)	(50,599)	(485,493)	(273,776)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	135,795	3,043	41,980	20,838	45,467	52,775

Total Increase (Decrease) in Net Assets	135,795	3,043	49,034	28,033	212,218	224,057
Net Assets
Beginning of Period	446,517	443,474	334,574	306,541	3,192,050	2,967,993

End of Period	$582,312	$446,517	$383,608	$334,574	$3,404,268	$3,192,050

Portfolio Share Transactions:
Shares Sold	443,083	216,196	80,297	61,913	310,277	188,816
Reinvestment of Distributions Paid	1,423	8,386	7,664	6,221	80,237	66,669
Shares Redeemed	(308,711)	(221,539)	(48,697)	(48,296)	(362,003)	(213,032)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	135,795	3,043	39,264	19,838	28,511	42,453

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,384	$2,456	$5,263	$7,833	$43,223	$47,147
Net Realized Gain (Loss) on Investments	21,534	3,309	3,962	(286)	(5,892)	638
Net Change in Unrealized Appreciation (Depreciation) of Investments	(2,718)	8,697	26,273	23,819	12,622	65,178

Net Increase (Decrease) in Net Assets Resulting from Operations	21,200	14,462	35,498	31,366	49,953	112,963

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(11,663)	(2,528)	(7,844)	(9,618)	(47,246)	(45,460)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(11,663)	(2,528)	(7,844)	(9,618)	(47,246)	(45,460)

Capital Transactions:
Shares Sold	42,306	15,239	55,618	39,741	54,306	47,523
Reinvestment of Distributions Paid	11,663	2,528	7,844	9,618	47,246	45,460
Shares Redeemed	(32,427)	(18,315)	(48,859)	(39,546)	(125,183)	(77,725)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	21,542	(548)	14,603	9,813	(23,631)	15,258

Total Increase (Decrease) in Net Assets	31,079	11,386	42,257	31,561	(20,924)	82,761
Net Assets
Beginning of Period	122,854	111,468	381,132	349,571	846,127	763,366

End of Period	$153,933	$122,854	$423,389	$381,132	$825,203	$846,127

Portfolio Share Transactions:
Shares Sold	32,760	13,791	47,335	35,689	75,206	64,387
Reinvestment of Distributions Paid	9,285	2,194	6,597	8,603	66,079	62,790
Shares Redeemed	(25,020)	(16,666)	(42,550)	(35,493)	(174,093)	(105,722)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	17,025	(681)	11,382	8,799	(32,808)	21,455

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change in Net Assets
Operations
Net Investment Income (Loss)	$32,774	$33,761	$52,676	$47,064	$6,436	$5,369
Net Realized Gain (Loss) on Investments	(8,245)	31,714	113,863	86,806	16,277	13,035
Net Change in Unrealized Appreciation (Depreciation) of Investments	36,162	57,915	96,326	225,247	13,395	33,252

Net Increase (Decrease) in Net Assets Resulting from Operations	60,691	123,390	262,865	359,117	36,108	51,656

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(42,858)	(44,581)	(132,286)	(163,253)	(18,159)	(23,174)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(42,858)	(44,581)	(132,286)	(163,253)	(18,159)	(23,174)

Capital Transactions:
Shares Sold	178,458	115,642	87,127	102,159	19,009	18,019
Reinvestment of Distributions Paid	42,858	44,581	132,286	163,253	18,159	23,173
Shares Redeemed	(112,462)	(92,151)	(236,840)	(272,394)	(36,163)	(31,447)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	108,854	68,072	(17,427)	(6,982)	1,005	9,745

Total Increase (Decrease) in Net Assets	126,687	146,881	113,152	188,882	18,954	38,227
Net Assets
Beginning of Period	1,021,824	874,943	2,254,235	2,065,353	287,738	249,511

End of Period	$1,148,511	$1,021,824	$2,367,387	$2,254,235	$306,692	$287,738

Portfolio Share Transactions:
Shares Sold	157,167	103,219	58,859	69,385	15,965	15,009
Reinvestment of Distributions Paid	38,233	40,019	90,236	114,243	15,402	20,012
Shares Redeemed	(102,415)	(82,440)	(161,177)	(185,487)	(30,510)	(26,372)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	92,985	60,798	(12,082)	(1,859)	857	8,649

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2020 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,200
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(581,920)
Proceeds from Disposition of Investment Securities	533,600
Proceeds from Disposition (Purchase) of Short-Term Investments, net	(4,331)
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	(3,062)
Proceeds from Securities Sold Short	67,508
Amortization (Accretion) of Premium/Discount, net	480
(Increase) Decrease in:
Receivable for Investment Securities Sold	(63,425)
Prepaid expenses and other assets	1
Dividends and Interest Receivable	(115)
Increase (Decrease) in:
Payable for Investment Advisory Fees	5
Accrued Expenses	(8)
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	3,344
Futures Contracts	(16)
Options Written	7
Short Sales	101
Swap Contracts	(718)
Net Realized (Gain) Loss from:
Investment Securities	(25,648)
Futures Contracts	1,939
Options Written	(10)
Paydowns	(20)
Short Sales	164
Swap Contracts	2,022

Total Adjustments	(70,102)

Net Cash (Used in) Provided by Operating Activities	(48,902)

Cash Flows from Financing Activities
Cash Received from Financing Transactions	8,267,853
Cash (Used for) Financing Transactions	(8,203,364)
Proceeds from Reverse Repurchase Agreements	6,744
Payments on Reverse Repurchase Agreements	(32,099)
Proceeds from Capital Shares Sold	42,229
Payment on Capital Shares Redeemed	(32,429)

Net Cash (Used in) Provided by Financing Activities	48,934

Net Increase (Decrease) in Cash and Cash Equivalents	32
Cash and Restricted Cash, Beginning of Period	151

Cash and Restricted Cash, End of Period	$183

Cash and Restricted Cash is the sum of Cash and Cash Collateral for Derivative Positions from the Statement of Assets and Liabilities. Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $11,663.

Interest paid was $393 for the period ended December 31, 2020.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Growth Stock Portfolio
2020	$3.18	$0.00	(e)	$1.04	$1.04	$(0.02)	$(0.60)
2019	2.75	0.02		0.77	0.79	(0.02)	(0.34)
2018	3.03	0.02		0.08	0.10	(0.02)	(0.36)
2017	2.58	0.02		0.59	0.61	(0.03)	(0.13)
2016	2.81	0.03		0.04	0.07	(0.02)	(0.28)
Focused Appreciation Portfolio
2020	$3.17	$0.01		$1.02	$1.03	$(0.02)	$(0.16)
2019	2.57	0.02		0.78	0.80	(0.02)	(0.18)
2018	2.71	0.02		(0.07)	(0.05)	(0.01)	(0.08)
2017	2.08	0.02		0.68	0.70	(0.02)	(0.05)
2016	2.68	0.02		0.17	0.19	(0.01)	(0.78)
Large Cap Core Stock Portfolio
2020	$1.62	$0.02		$0.34	$0.36	$(0.02)	$(0.05)
2019	1.31	0.02		0.39	0.41	(0.02)	(0.08)
2018	1.96	0.02		(0.05)	(0.03)	(0.03)	(0.59)
2017	1.60	0.03		0.36	0.39	(0.03)	–
2016	1.54	0.03		0.09	0.12	(0.03)	(0.03)
Large Cap Blend Portfolio
2020	$1.22	$0.01		$0.10	$0.11	$(0.06)	$(0.02)
2019	1.09	0.06		0.20	0.26	(0.01)	(0.12)
2018	1.21	0.01		(0.06)	(0.05)	(0.01)	(0.06)
2017	1.07	0.01		0.20	0.21	(0.01)	(0.06)
2016	1.03	0.01		0.12	0.13	(0.01)	(0.08)
Index 500 Stock Portfolio
2020	$5.79	$0.09		$0.94	$1.03	$(0.10)	$(0.12)
2019	4.59	0.10		1.32	1.42	(0.09)	(0.13)
2018	4.93	0.09		(0.30)	(0.21)	(0.08)	(0.05)
2017	4.17	0.08		0.81	0.89	(0.08)	(0.05)
2016	3.88	0.08		0.37	0.45	(0.07)	(0.09)
Large Company Value Portfolio
2020	$1.03	$0.02		$0.00 (e)	$0.02	$(0.02)	$(0.03)
2019	0.89	0.02		0.21	0.23	(0.02)	(0.07)
2018	1.06	0.02		(0.09)	(0.07)	(0.02)	(0.08)
2017	1.02	0.02		0.08	0.10	(0.02)	(0.04)
2016	0.99	0.02		0.12	0.14	(0.02)	(0.09)
Domestic Equity Portfolio
2020	$1.75	$0.03		$(0.04)	$(0.01)	$(0.03)	$(0.07)
2019	1.55	0.03		0.28	0.31	(0.03)	(0.08)
2018	1.68	0.03		(0.07)	(0.04)	(0.03)	(0.06)
2017	1.54	0.03		0.18	0.21	(0.03)	(0.04)
2016	1.41	0.03		0.19	0.22	(0.03)	(0.06)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.62)	$3.60	34.97%	$1,286,403	0.43%	0.42%	0.00%	24%
(0.36)	3.18	29.68	1,083,324	0.43	0.42	0.71	116
(0.38)	2.75	1.26	898,626	0.43	0.42	0.68	48
(0.16)	3.03	24.27	959,854	0.43	0.42	0.78	58
(0.30)	2.58	2.47	837,980	0.43	0.43	0.97	66

$(0.18)	$4.02	32.55%	$1,186,696	0.75%	0.62%	0.19%	21%
(0.20)	3.17	31.97	1,012,624	0.75	0.63	0.58	7
(0.09)	2.57	(2.34)	849,169	0.75	0.63	0.65	7
(0.07)	2.71	33.62	945,385	0.75	0.63	0.66	4
(0.79)	2.08	5.87	771,800	0.76	0.63	0.83	9

$(0.07)	$1.91	22.74%	$719,977	0.45%	0.44%	0.98%	72%
(0.10)	1.62	31.19	633,208	0.45	0.44	1.19	54
(0.62)	1.31	(6.04)	518,971	0.45	0.44	1.23	65
(0.03)	1.96	24.87	592,577	0.45	0.44	1.56	101
(0.06)	1.60	7.57	514,495	0.45	0.45	1.96	7

$(0.08)	$1.25	10.05%	$180,564	0.83%	0.80%	0.77%	28%
(0.13)	1.22	23.97	174,953	0.82	0.82	4.92	24
(0.07)	1.09	(4.00)	154,435	0.82	0.82	1.20	25
(0.07)	1.21	19.02	176,221	0.81	0.81	0.75	16
(0.09)	1.07	13.99	164,752	0.82	0.81	0.97	21

$(0.22)	$6.60	18.18%	$4,419,729	0.21%	0.20%	1.63%	5%
(0.22)	5.79	31.18	3,867,280	0.21	0.20	1.81	4
(0.13)	4.59	(4.58)	3,009,141	0.21	0.20	1.74	4
(0.13)	4.93	21.52	3,222,137	0.21	0.21	1.82	3
(0.16)	4.17	11.73	2,678,914	0.21	0.21	1.97	3

$(0.05)	$1.00	2.64%	$211,998	0.78%	0.76%	2.02%	84%
(0.09)	1.03	27.66	205,550	0.77	0.75	1.86	62
(0.10)	0.89	(7.92)	173,350	0.76	0.74	1.89	61
(0.06)	1.06	11.10	199,836	0.75	0.73	2.15	53
(0.11)	1.02	15.36	195,773	0.75	0.72	2.07	80

$(0.10)	$1.64	0.73%	$946,072	0.55%	0.53%	2.25%	33%
(0.11)	1.75	20.77	920,776	0.54	0.53	2.08	12
(0.09)	1.55	(2.81)	772,465	0.54	0.53	1.92	14
(0.07)	1.68	13.78	819,213	0.55	0.54	1.91	12
(0.09)	1.54	14.98	720,940	0.55	0.55	2.00	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
Equity Income Portfolio
2020	$1.78	$0.04		$(0.05)	$(0.01)	$(0.07)		$(0.07)
2019	1.53	0.07		0.33	0.40	(0.04)		(0.11)
2018	1.86	0.04		(0.19)	(0.15)	(0.04)		(0.14)
2017	1.72	0.04		0.23	0.27	(0.04)		(0.09)
2016	1.56	0.04		0.24	0.28	(0.03)		(0.09)
Mid Cap Growth Stock Portfolio
2020	$3.42	$0.01		$0.82	$0.83	$(0.01)		$(0.15)
2019	2.69	0.01		0.87	0.88	(0.01)		(0.14)
2018	3.46	0.01		(0.17)	(0.16)	(0.00	)(e)	(0.61)
2017	2.88	0.00	(e)	0.59	0.59	(0.01)		–
2016	3.11	0.01		0.02	0.03	(0.01)		(0.25)
Index 400 Stock Portfolio
2020	$2.02	$0.02		$0.23	$0.25	$(0.03)		$(0.09)
2019	1.74	0.03		0.40	0.43	(0.02)		(0.13)
2018	2.11	0.03		(0.24)	(0.21)	(0.02)		(0.14)
2017	1.96	0.02		0.27	0.29	(0.02)		(0.12)
2016	1.77	0.02		0.33	0.35	(0.02)		(0.14)
Mid Cap Value Portfolio
2020	$1.65	$0.03		$–	$0.03	$(0.03)		$–
2019	1.43	0.03		0.37	0.40	(0.03)		(0.15)
2018	1.83	0.03		(0.23)	(0.20)	(0.03)		(0.17)
2017	1.73	0.03		0.16	0.19	(0.03)		(0.06)
2016	1.54	0.03		0.32	0.35	(0.03)		(0.13)
Small Cap Growth Stock Portfolio
2020	$2.72	$0.00	(e)	$0.86	$0.86	$(0.00	)(e)	$(0.16)
2019	2.35	0.00	(e)	0.79	0.79	(0.00	)(e)	(0.42)
2018	2.88	0.00	(e)	(0.28)	(0.28)	–		(0.25)
2017	2.39	0.00	(e)	0.52	0.52	(0.00	)(e)	(0.03)
2016	2.37	0.00	(e)	0.28	0.28	(0.01)		(0.25)
Index 600 Stock Portfolio
2020	$1.43	$0.01		$0.13	$0.14	$(0.02)		$(0.05)
2019	1.26	0.02		0.25	0.27	(0.00	)(e)	(0.10)
2018	1.45	0.02		(0.13)	(0.11)	(0.02)		(0.06)
2017	1.36	0.01		0.16	0.17	(0.03)		(0.05)
2016	1.13	0.01		0.29	0.30	(0.01)		(0.06)
Small Cap Value Portfolio
2020	$2.17	$0.01		$0.15	$0.16	$(0.01)		$(0.12)
2019	2.04	0.01		0.50	0.51	(0.01)		(0.37)
2018	2.54	0.01		(0.31)	(0.30)	(0.01)		(0.19)
2017	2.42	0.02		0.25	0.27	(0.02)		(0.13)
2016	2.10	0.02		0.61	0.63	(0.02)		(0.29)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.14)	$1.63	1.20%	$787,521	0.66%	0.59%	2.48%	30%
(0.15)	1.78	26.61	814,252	0.65	0.61	4.21	18
(0.18)	1.53	(9.35)	704,674	0.65	0.61	2.25	17
(0.13)	1.86	16.24	844,398	0.65	0.62	2.04	21
(0.12)	1.72	19.17	798,167	0.66	0.64	2.42	23

$(0.16)	$4.09	25.41%	$1,344,564	0.54%	0.54%	0.18%	47%
(0.15)	3.42	33.01	1,153,757	0.54	0.54	0.28	30
(0.61)	2.69	(7.38)	943,370	0.54	0.54	0.19	33
(0.01)	3.46	20.29	1,097,433	0.54	0.54	0.14	148
(0.26)	2.88	0.83	983,395	0.54	0.54	0.29	57

$(0.12)	$2.15	13.37%	$1,115,469	0.28%	0.26%	1.31%	18%
(0.15)	2.02	25.88	993,290	0.28	0.26	1.38	16
(0.16)	1.74	(11.33)	792,780	0.28	0.26	1.29	18
(0.14)	2.11	15.96	896,559	0.28	0.26	1.22	18
(0.16)	1.96	20.38	773,157	0.28	0.27	1.31	19

$(0.03)	$1.65	1.67%	$600,403	0.89%	0.75%	1.79%	76%
(0.18)	1.65	29.21	591,514	0.89	0.75	1.74	44
(0.20)	1.43	(12.85)	471,943	0.89	0.76	1.50	62
(0.09)	1.83	11.81	564,624	0.88	0.76	1.79	46
(0.16)	1.73	23.23	518,217	0.89	0.77	1.71	54

$(0.16)	$3.42	33.47%	$840,446	0.56%	0.56%	0.10%	60%
(0.42)	2.72	35.69	671,870	0.56	0.56	0.13	42
(0.25)	2.35	(11.71)	520,622	0.56	0.56	0.10	52
(0.03)	2.88	21.61	627,901	0.56	0.56	(0.01)	43
(0.26)	2.39	12.25	545,052	0.58	0.58	0.19	44

$(0.07)	$1.50	10.93%	$344,102	0.31%	0.31%	1.10%	28%
(0.10)	1.43	22.44	290,111	0.31	0.31	1.25	33
(0.08)	1.26	(8.78)	221,803	0.31	0.31	1.06	38
(0.08)	1.45	12.93	222,348	0.33	0.33	1.04	36
(0.07)	1.36	26.12	173,883	0.36	0.35	1.00	52

$(0.13)	$2.20	9.29%	$615,079	0.88%	0.88%	0.50%	28%
(0.38)	2.17	25.89	605,534	0.88	0.87	0.48	25
(0.20)	2.04	(12.73)	530,072	0.88	0.87	0.43	22
(0.15)	2.54	11.65	673,234	0.88	0.86	0.56	15
(0.31)	2.42	32.39	647,830	0.89	0.88	0.93	24

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
International Growth Portfolio
2020	$1.85	$0.01		$0.32	$0.33	$(0.03)		$(0.01)
2019	1.39	0.03		0.46	0.49	(0.02)		(0.01)
2018	1.59	0.02		(0.20)	(0.18)	(0.02)		–
2017	1.24	0.02		0.35	0.37	(0.02)		–
2016	1.30	0.02		(0.07)	(0.05)	(0.01)		–
Research International Core Portfolio
2020	$1.08	$0.01		$0.13	$0.14	$(0.02)		$(0.02)
2019	0.88	0.02		0.23	0.25	(0.02)		(0.03)
2018	1.04	0.02		(0.16)	(0.14)	(0.02)		–
2017	0.82	0.02		0.22	0.24	(0.02)		–
2016	0.85	0.02		(0.03)	(0.01)	(0.01)		(0.01)
International Equity Portfolio
2020	$1.65	$0.04		$(0.09)	$(0.05)	$(0.05)		$–
2019	1.58	0.05		0.14	0.19	(0.04)		(0.08)
2018	1.91	0.04		(0.32)	(0.28)	(0.05)		–
2017	1.60	0.04		0.31	0.35	(0.04)		–
2016	1.61	0.04		0.00 (e)	0.04	(0.03)		(0.02)
Emerging Markets Equity Portfolio
2020	$1.12	$0.01		$0.28	$0.29	$(0.02)		$–
2019	0.94	0.02		0.17	0.19	(0.01)		–
2018	1.10	0.01		(0.16)	(0.15)	(0.01)		–
2017	0.87	0.02		0.22	0.24	(0.01)		–
2016	0.80	0.01		0.07	0.08	(0.01)		–
Government Money Market Portfolio
2020	$1.00	$0.00	(e)	$–	$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)
2019	1.00	0.02		–	0.02	(0.02)		(0.00	)(e)
2018	1.00	0.02		–	0.02	(0.02)		(0.00	)(e)
2017	1.00	0.01		0.00 (e)	0.01	(0.01)		(0.00	)(e)
2016	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	(0.00	)(e)
Short-Term Bond Portfolio
2020	$1.06	$0.02		$0.02	$0.04	$(0.02)		$–
2019	1.03	0.03		0.02	0.05	(0.02)		–
2018	1.03	0.02		–	0.02	(0.02)		–
2017	1.03	0.02		(0.01)	0.01	(0.01)		–
2016	1.03	0.01		–	0.01	(0.01)		–
Select Bond Portfolio
2020	$1.30	$0.02		$0.10	$0.12	$(0.04)		$(0.01)
2019	1.23	0.04		0.07	0.11	(0.04)		–
2018	1.26	0.03		(0.03)	0.00 (e)	(0.03)		–
2017	1.26	0.03		0.02	0.05	(0.03)		(0.02)
2016	1.25	0.02		0.03	0.05	(0.03)		(0.01)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.
(g)	Portfolio Turnover Rate excludes the impact of TBA transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)		$2.14	17.91%	$924,242	0.63%	0.63%	0.64%	21%
(0.03)		1.85	34.80	816,113	0.64	0.64	1.79	21
(0.02)		1.39	(11.28)	626,082	0.65	0.65	1.28	33
(0.02)		1.59	30.03	697,581	0.67	0.67	1.32	20
(0.01)		1.24	(3.41)	523,122	0.71	0.71	1.67	26

$(0.04)		$1.18	13.46%	$891,001	0.81%	0.76%	1.36%	25%
(0.05)		1.08	28.25	784,885	0.82	0.77	2.32	18
(0.02)		0.88	(13.66)	595,585	0.82	0.77	1.88	24
(0.02)		1.04	28.21	658,005	0.86	0.81	1.74	28
(0.02)		0.82	(1.12)	499,649	0.92	0.88	1.99	41

$(0.05)		$1.55	(2.71)%	$1,779,819	0.68%	0.54%	2.59%	65%
(0.12)		1.65	12.60	1,793,034	0.68	0.54	3.33	43
(0.05)		1.58	(15.41)	1,604,068	0.68	0.54	2.36	31
(0.04)		1.91	22.30	1,927,673	0.70	0.57	2.40	21
(0.05)		1.60	2.89	1,628,267	0.71	0.62	2.65	16

$(0.02)		$1.39	26.86%	$1,024,098	1.10%	0.95%	0.67%	31%
(0.01)		1.12	20.60	834,010	1.11	0.99	2.40	22
(0.01)		0.94	(13.75)	675,350	1.11	1.00	1.27	17
(0.01)		1.10	27.84	718,281	1.18	1.06	1.61	98
(0.01)		0.87	9.06	521,800	1.25	1.16	1.24	47

$(0.00	)(e)	$1.00	0.31%	$582,312	0.33%	0.25%	0.26%	–%
(0.02)		1.00	1.94	446,517	0.33	0.33	1.91	–
(0.02)		1.00	1.54	443,474	0.34	0.34	1.53	–
(0.01)		1.00	0.60	439,438	0.33	0.33	0.59	–
(0.00	)(e)	1.00	0.13	501,635	0.32	0.32	0.11	–

$(0.02)		$1.08	4.29%	$383,608	0.39%	0.39%	1.96%	49	%(g)
(0.02)		1.06	4.38	334,574	0.39	0.39	2.47	56	(g)
(0.02)		1.03	1.36	306,541	0.39	0.39	2.14	41	(g)
(0.01)		1.03	1.33	293,514	0.42	0.41	1.60	46
(0.01)		1.03	1.67	269,833	0.43	0.43	1.33	37

$(0.05)		$1.37	8.98%	$3,404,268	0.31%	0.30%	1.75%	340	%(g)
(0.04)		1.30	8.65	3,192,050	0.31	0.30	2.76	403	(g)
(0.03)		1.23	(0.21)	2,967,993	0.31	0.31	2.74	294	(g)
(0.05)		1.26	3.58	2,943,934	0.32	0.31	2.15	390	(g)
(0.04)		1.26	3.06	2,839,045	0.32	0.31	1.91	525	(g)

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Long-Term U.S. Government Bond Portfolio(s)
2020	$1.12	$0.02	$0.17	$0.19	$(0.02)	$(0.08)
2019	1.01	0.02	0.11	0.13	(0.02)	–
2018	1.08	0.03	(0.06)	(0.03)	(0.02)	(0.02)
2017	1.06	0.03	0.05	0.08	(0.02)	(0.04)
2016	1.08	0.03	(0.01)	0.02	(0.02)	(0.02)
Inflation Protection Portfolio
2020	$1.13	$0.02	$0.08	$0.10	$(0.02)	$–
2019	1.06	0.02	0.08	0.10	(0.03)	–
2018	1.11	0.03	(0.06)	(0.03)	(0.02)	–
2017	1.09	0.02	0.01	0.03	(0.01)	(0.00	)(e)
2016	1.05	0.02	0.03	0.05	(0.01)	–
High Yield Bond Portfolio
2020	$0.75	$0.04	$–	$0.04	$(0.04)	$–
2019	0.69	0.04	0.06	0.10	(0.04)	–
2018	0.75	0.04	(0.06)	(0.02)	(0.04)	–
2017	0.74	0.04	0.01	0.05	(0.04)	–
2016	0.68	0.04	0.06	0.10	(0.04)	–
Multi-Sector Bond Portfolio(s)
2020	$1.14	$0.04	$0.03	$0.07	$(0.05)	$(0.00	)(e)
2019	1.05	0.04	0.10	0.14	(0.05)	–
2018	1.09	0.04	(0.05)	(0.01)	(0.03)	–
2017	1.05	0.04	0.04	0.08	(0.04)	–
2016	0.99	0.04	0.07	0.11	(0.05)	–
Balanced Portfolio
2020	$1.49	$0.04	$0.13	$0.17	$(0.04)	$(0.05)
2019	1.36	0.03	0.21	0.24	(0.04)	(0.08)
2018	1.47	0.03	(0.07)	(0.04)	(0.04)	(0.03)
2017	1.40	0.03	0.12	0.15	(0.03)	(0.05)
2016	1.38	0.02	0.07	0.09	(0.03)	(0.04)
Asset Allocation Portfolio
2020	$1.22	$0.03	$0.12	$0.15	$(0.03)	$(0.05)
2019	1.10	0.02	0.20	0.22	(0.03)	(0.08)
2018	1.21	0.03	(0.09)	(0.06)	(0.02)	(0.03)
2017	1.12	0.02	0.15	0.17	(0.03)	(0.05)
2016	1.11	0.02	0.06	0.08	(0.03)	(0.04)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(s)

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios for the Long-Term U.S. Government Portfolio would be 0.64% and 0.64% respectively for the period ended December 31, 2020, 0.67% and 0.65% respectively in 2019, 0.67% and 0.65% respectively in 2018, 0.67% and 0.65% respectively in 2017, 0.64% and 0.64% respectively in 2016. The ratios for the Multi-Sector Bond Portfolio would be 0.81% and 0.72% respectively for the period ended December 31, 2020, 0.82% and 0.73% respectively in 2019, 0.81% and 0.74% respectively in 2018.

(g)	Portfolio Turnover Rate excludes the impact of TBA transactions.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.10)	$1.21	17.37%	$153,933	0.94%	0.94%	1.61%	157	%(g)
(0.02)	1.12	13.17	122,854	1.25	1.23	2.06	5	(g)
(0.04)	1.01	(2.04)	111,468	0.90	0.89	2.48	43	(g)
(0.06)	1.08	8.28	115,713	0.94	0.92	2.64	51	(g)
(0.04)	1.06	1.09	110,391	0.77	0.77	2.19	126	(g)

$(0.02)	$1.21	9.57%	$423,389	0.58%	0.55%	1.34%	56%
(0.03)	1.13	9.02	381,132	0.59	0.55	2.13	40
(0.02)	1.06	(2.61)	349,571	0.59	0.55	2.55	23
(0.01)	1.11	3.58	401,711	0.61	0.57	2.05	21
(0.01)	1.09	4.68	326,927	0.64	0.59	1.55	34

$(0.04)	$0.75	6.64%	$825,203	0.45%	0.45%	5.36%	42%
(0.04)	0.75	14.97	846,127	0.45	0.45	5.73	33
(0.04)	0.69	(2.71)	763,366	0.45	0.45	5.65	23
(0.04)	0.75	6.88	811,878	0.45	0.45	5.48	32
(0.04)	0.74	14.59	756,947	0.47	0.46	5.83	36

$(0.05)	$1.16	6.13%	$1,148,511	0.82%	0.73%	3.23%	30	%(g)
(0.05)	1.14	14.04	1,021,824	0.83	0.74	3.53	30	(g)
(0.03)	1.05	(1.30)	874,943	0.82	0.75	3.67	37	(g)
(0.04)	1.09	8.38	840,981	0.82	0.75	4.06	49
(0.05)	1.05	11.09	689,849	0.84	0.78	3.86	43

$(0.09)	$1.57	12.49%	$2,367,387	0.31%	0.06%	2.40%	28%
(0.11)	1.49	17.92	2,254,235	0.31	0.06	2.14	17
(0.07)	1.36	(3.45)	2,065,353	0.31	0.06	2.25	27
(0.08)	1.47	11.98	2,307,470	0.31	0.06	1.75	17
(0.07)	1.40	6.58	2,202,834	0.31	0.07	1.73	24

$(0.08)	$1.29	13.43%	$306,692	0.57%	0.09%	2.32%	29%
(0.10)	1.22	21.08	287,738	0.57	0.09	1.96	15
(0.05)	1.10	(4.88)	249,511	0.57	0.09	2.24	32
(0.08)	1.21	14.87	277,213	0.57	0.09	1.68	22
(0.07)	1.12	7.79	250,399	0.58	0.09	1.69	26

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by an affiliate, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds). The Government Money Market Portfolio is a government money market fund under Rule 2a-7 of the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2017 to 2020) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one

Notes to Financial Statements

or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In August 2018, the FASB issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The ASU has been adopted, and the impacts are reflected in the financial statements.

In March 2020, the FASB issued Accounting Standards Update 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”) which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. Management is evaluating implications of this guidance on the financial statements in light of the status of the reference rate transitioning described therein.

NOTE 3. SECURITY VALUATION

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or, when available, official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

Notes to Financial Statements

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•

Money market investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Centrally-cleared swaps and over-the-counter financial derivatives, such as foreign currency contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2020 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

Notes to Financial Statements

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments. As of December 31, 2020, there were no Portfolios that owned a material amount of Level 3 securities.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, Northwestern Mutual in its capacity as fund administrator, and State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing policy and procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of income and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statements of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. For the year ended December 31, 2020, the Long-Term U.S. Government Bond Portfolio entered into financing transactions utilizing various U.S. Treasury bonds.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or

Notes to Financial Statements

tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. As of December 31, 2020, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account.

NOTE 5. DERIVATIVE INSTRUMENTS

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing

Notes to Financial Statements

call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2020, are (amounts in thousands):

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	$331	Payables – Variation Margin (Futures)	$-
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency	1	Payables – Foreign Currency	112
Index 400 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	-	Payables – Variation Margin (Futures)	3
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency	16	Payables – Foreign Currency	352
Index 600 Portfolio
Equity contracts	Receivables – Outstanding Swap Contracts, at Value	894	Payables – Outstanding Swap Contracts, at Value	-

Notes to Financial Statements

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth Portfolio
Foreign exchange contracts	Receivables – Foreign Currency	$ 2	Payables – Foreign Currency	$-
Research International Core Portfolio
Foreign exchange contracts	Receivables – Foreign Currency	6	Payables – Foreign Currency	-
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Variation Margin (Futures)	7	Payables – Variation Margin (Futures)	16
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Variation Margin (Futures)	5	Payables – Variation Margin (Futures)	54
Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	10	Payables – Variation Margin (Cleared Swap)	29
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency	6	Payables – Foreign Currency	305
Interest rate contracts	Receivables – Variation Margin (Futures)	-	Payables – Variation Margin (Futures)	20
Inflation contracts	Receivables –Variation Margin (Cleared Swap)	105	Payables – Variation Margin (Cleared Swap)	-
Inflation contracts	Receivables – Outstanding Swaps Contracts, at Value	485	Payables – Outstanding Swaps Contracts, at Value	4,095
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	457	Payables – Outstanding Swaps Contracts, at Value	-
Credit contracts	Receivables – Variation Margin (Cleared Swap)	101	Payables – Variation Margin (Cleared Swap)	324
Foreign exchange contracts	Receivables – Foreign Currency	1,500	Payables – Foreign Currency	5,131
Interest rate contracts	Receivables – Variation Margin (Futures)	416	Payables – Variation Margin (Futures)	-
Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	20	Payables – Variation Margin (Cleared Swap)	31

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2020 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$3,548	$-	$-	$3,548
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	(1,138)	-	(1,138)
Equity Income Portfolio
Foreign currency exchange contracts	-	-	5	-	5
Equity contracts	-	289	-	-	289
Index 400 Stock Portfolio
Equity contracts	-	5,329	-	-	5,329
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(1,695)	-	(1,695)
Index 600 Stock Portfolio
Equity contracts	-	-	-	891	891
International Growth Portfolio
Foreign currency exchange contracts	-	-	50	-	50

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Research International Core Portfolio
Foreign currency exchange contracts	$-	$-	$(17)	$-	$(17)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(347)	-	(347)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(496)	-	(496)
Short-Term Bond Portfolio
Interest rate contracts	-	834	-	-	834
Credit contracts	-	-	-	23	23
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	10	(1,939)	-	(2,022)	(3,951)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	(1,061)	-	(1,061)
Interest rate contracts	-	82	-	-	82
Credit contracts	-	-	-	(830)	(830)
Inflation contracts	-	-	-	(748)	(748)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(7,842)	(7,842)
Foreign currency exchange contracts	-	-	(8,517)	-	(8,517)
Interest rate contracts	222	10,579	-	(1,977)	8,824
Balanced Portfolio
Equity contracts	-	5,567	-	-	5,567
Asset Allocation Portfolio
Equity contracts	-	207	-	-	207

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the year ended December 31, 2020 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$960	$-	$-	$960
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	(69)	-	(69)
Index 400 Stock Portfolio
Equity contracts	-	357	-	-	357
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(127)	-	(127)
Index 600 Stock Portfolio
Equity Contracts	-	-	-	398	398
International Growth Portfolio
Foreign currency exchange contracts	-	-	154	-	154
Research International Core Portfolio
Foreign currency exchange contracts	-	-	251	-	251
International Equity Portfolio
Foreign currency exchange contracts	-	-	304	-	304
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(7)	-	(7)
Short-Term Bond Portfolio
Interest rate contracts	-	29	-	-	29
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	(7)	16	-	718	727

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Inflation Protection Portfolio
Foreign currency exchange contracts	$-	$-	$(269)	$-	$(269)
Interest rate contracts	-	(37)	-	-	(37)
Inflation contracts	-	-	-	1,117	1,117
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	3,925	3,925
Foreign currency exchange contracts	-	-	(1,182)	-	(1,182)
Interest rate contracts	(43)	2,100	-	(1,029)	1,028

Volumes on derivative instruments by contract type and primary risk exposure, for the year ended December 31, 2020 are:

Portfolio	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	-	195	-	-	-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	16,974	-	-
Equity Income Portfolio
Equity contracts	-	3	-	-	-
Index 400 Stock Portfolio
Equity contracts	-	113	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	47,898	-	-
Index 600 Stock Portfolio
Equity contracts	-	-	-	11,202	-
International Growth Portfolio
Foreign currency exchange contracts	-	-	473	-	-
Research International Core Portfolio
Foreign currency exchange contracts	-	-	3	-	-
International Equity Portfolio
Foreign currency exchange contracts	-	-	21	-	-
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	32	-	-
Short-Term Bond Portfolio
Credit contracts	-	-	-	286	-
Interest rate contracts	-	458	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	282	-	12,339	-
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	19,654	-	-
Credit contracts	-	-	-	2,960	-
Interest rate contracts	-	24	-	-	-
Inflation contracts	-	-	-	147,710	-

Notes to Financial Statements

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	247,091	-
Foreign currency exchange contracts	-	-	495,410	-	-
Interest rate contracts	25	1,360	-	93,370	9,040
Balanced Portfolio
Equity contracts	-	83	-	-	-
Asset Allocation Portfolio
Equity contracts	-	8	-	-	-

NOTE 6. PORTFOLIO RISK

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

LIBOR

Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. Various financial industry groups are planning for the transition away from LIBOR to a new reference rate such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR but there are various challenges to converting certain securities and transactions to a new reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally, and changes accompanying the transition may have an adverse impact on a Fund’s investments, performance or financial condition.

COVID-19

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Portfolios’ investments. Because of the uncertainties regarding the impact of COVID-19 on the global economy, and business operations, and securities markets, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Portfolios and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Notes to Financial Statements

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the Portfolio to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the year ended December 31, 2020, has been limited such that the net amount cannot be less than zero.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral as of period end:

Large Company Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Morgan Stanley Capital Services, Inc.	$1	$-	$1	$(112)	$-	$(112)	$(111)	$111	$-

Total	$1	$-	$1	$(112)	$-	$(112)	$(111)	$111	$-

Mid Cap Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Goldman Sachs International	$-	$-	$-	$(56)	$-	$(56)	$(56)	$56	$-
Morgan Stanley Capital Services, Inc.	$16	$-	$16	$(296)	$-	$(296)	$(280)	$280	$-

Total	$16	$-	$16	$(352)	$-	$(352)	$(336)	$336	$-

Notes to Financial Statements

Index 600 Stock Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Morgan Stanley Capital Services, Inc.	$-	$894	$894	$-	$-	$-	$894	$(797)	$97

Total	$-	$894	$894	$-	$-	$-	$894	$(797)	$97

Inflation Protection Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$-	$17	$17	$-	$(1,235)	$(1,235)	$(1,218)	$28	$(1,190)
Barclays Bank PLC	-	-	-	-	(2,576)	(2,576)	(2,576)	-	(2,576)
Goldman Sachs International	-	468	468	-	(284)	(284)	184	(110)	74
Morgan Stanley Capital Services, Inc.	6	-	6	(305)	-	(305)	(299)	-	(299)

Total	$6	$485	$491	$(305)	$(4,095)	$(4,400)	$(3,909)	$(82)	$(3,991)

Multi-Sector Bond Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Written Options	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$196	$-	$196	$(1)	$-	$(1)	$195	$-	$195
Barclays Bank PLC	7	9	16	(68)	-	(68)	(52)	-	(52)
BNP Paribas SA	291	2	293	(3,376)	-	(3,376)	(3,083)	3,083	-
Goldman Sachs International	234	319	553	(128)	-	(128)	425	(280)	145
HSBC Bank USA NA	286	7	293	(1,420)	-	(1,420)	(1,127)	812	(315)
JP Morgan Chase Bank NA	157	69	226	(138)	-	(138)	88	(60)	28
Morgan Stanley Capital Services, Inc.	-	51	51	-	-	-	51	-	51
Royal Bank of Scotland PLC	214	-	214	-	-	-	214	(214)	-
UBS AG	115	-	115	-	-	-	115	(100)	15

Total	$1,500	$457	$1,957	$(5,131)	$-	$(5,131)	$(3,174)	$3,241	$67

The following is a summary by counterparty of the market value of repurchase agreements, financing transactions, collateral and net exposure as of period end:

Government Money Market Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of Montreal	$15,000	$-	$-	$15,000	$(15,000)	$-
Bank of Nova Scotia	10,000	-	-	10,000	(10,000)	-
BNP Paribas SA	36,000	-	-	36,000	(36,000)	-
Citigroup Global Markets	20,000	-	-	20,000	(20,000)	-
Goldman Sachs International	15,000	-	-	15,000	(15,000)	-
Mitsubishi UFJ Securities USA	10,000	-	-	10,000	(10,000)	-
Mizuho Bank	15,000	-	-	15,000	(15,000)	-
Natixis SA	20,000	-	-	20,000	(20,000)	-
TD Securities USA	15,000	-	-	15,000	(15,000)	-

Total	$156,000	$-	$-	$156,000	$(156,000)	$-

Notes to Financial Statements

Long-Term US Government Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Short Sales	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Barclays Bank PLC	$-	$-	$(15,288)	$(15,288)	$15,285	$(3)
Credit Suisse AG	-	(16,189)	-	(16,189)	-	(16,189)
Morgan Stanley Capital
Services	-	-	(129,673)	(129,673)	129,649	(24)
Societe Generale	6,800	-	-	6,800	(6,800)	-

Total	$6,800	$(16,189)	$(144,961)	$(154,350)	$138,134	$(16,216)

The Long-Term US Government Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2020 was $90,584 (amount in thousands) at a weighted average interest rate of 0.200%. Average borrowings include reverse repurchase agreements and sale-buyback transactions, if held during the period.

Multi-Sector Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$26,300	$-	$-	$26,300	$(26,300)	$-
JP Morgan Chase Bank NA	107,700	-	-	107,700	(107,700)	-

Total	$134,000	$-	$-	$134,000	$(134,000)	$-

NOTE 7. INVESTMENT ADVISORY, SUB-ADVISORY, AND COMPLIANCE FEES

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, an affiliate and wholly-owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%

Notes to Financial Statements

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

For certain Portfolios, MSA contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees, fees for class actions, other passive securities litigation and antitrust claim filing services and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2021
Large Cap Blend Portfolio	0.85%	April 30, 2021
Large Company Value Portfolio	0.80%	April 30, 2021
Domestic Equity Portfolio	0.75%	April 30, 2021
Equity Income Portfolio	0.75%	April 30, 2021
Mid Cap Value Portfolio	1.00%	April 30, 2021
Index 600 Stock Portfolio	0.35%	April 30, 2021
Small Cap Value Portfolio	1.00%	April 30, 2021
International Growth Portfolio	1.10%	April 30, 2021
Research International Core Portfolio	1.15%	April 30, 2021
Emerging Markets Equity Portfolio	1.50%	April 30, 2021
Short-Term Bond Portfolio	0.45%	April 30, 2021
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2021
Inflation Protection Portfolio	0.65%	April 30, 2021
Multi-Sector Bond Portfolio	0.90%	April 30, 2021
Asset Allocation Portfolio	0.75%	April 30, 2021

Growth Stock Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that the management fee was 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, 0.38% on the next $500 million, and 0.36% on average net

Notes to Financial Statements

assets in excess of $1 billion. Effective May 1, 2020, MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Large Cap Blend Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that the management fee was 0.76% on the Portfolio’s first $150 million of average net assets, 0.69% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. Effective May 1, 2020, MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Index 500 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Large Company Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Domestic Equity Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.46% on the next $500 million, and 0.44% on the average net assets in excess of $1 billion. Effective May 1, 2020, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.43% on the average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Equity Income Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that the management fee was 0.60% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. Effective May 1, 2020, MSA has agreed to waive a portion of its management fee such that the management fee is 0.58% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Mid Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Notes to Financial Statements

Mid Cap Value Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that the management fee was 0.79% on the Portfolio’s first $150 million of average net assets, 0.68% on the next $350 million, and 0.65% on the average net assets in excess of $500 million. Effective May 1, 2020, MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $350 million, and 0.64% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

International Growth Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Research International Core Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% on the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

International Equity Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that the management fee was 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.46% on the next $500 million, and 0.40% on the average net assets in excess of $1.5 billion. Effective May 1, 2020, MSA has agreed to waive a portion of its management fee such that the management fee is 0.69% on the Portfolio’s first $50 million of average net assets, 0.54% on the next $450 million, 0.52% on the next $500 million, 0.46% on the next $500 million, and 0.40% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Emerging Markets Equity Portfolio — For the period from January 1, 2020 through April 30, 2020, MSA agreed to waive a portion of its management fee such that its management fee was 1.00% on the Portfolio’s first $250 million of average net assets, 0.92% on the next $250 million, 0.89% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. For the period from May 1, 2020 through June 30, 2020, MSA agreed to waive a portion of its management fee such that its management fee was 0.98% on the Portfolio’s first $250 million of average net assets, 0.90% on the next $250 million, 0.87% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Effective July 1, 2020, MSA has agreed to waive a portion of its management fee such that its management fee is 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Government Money Market Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021. In addition, MSA has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Select Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Notes to Financial Statements

Long-Term U.S. Government Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Inflation Protection Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

High Yield Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Multi-Sector Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2021.

Waivers are not recoupable in future periods.

With respect to certain Portfolios, MSA has engaged and oversees unaffiliated sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

NOTE 8. FEDERAL INCOME TAX MATTERS

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

Notes to Financial Statements

A summary of the Portfolios’ capital loss carryovers as of December 31, 2020 is provided below:

	Short-Term Loss Carryover	Long-Term Loss Carryover	Losses Utilized
	(Amounts in thousands)
Equity Income Portfolio	$52	$74	$-
Mid Cap Value Portfolio	-	-	972
International Equity Portfolio	57,003	225,051	-
Emerging Markets Equity Portfolio	-	22,115	3,539
Short-Term Bond Portfolio	-	-	2,171
Inflation Protection Portfolio	-	-	3,162
High Yield Bond Portfolio	-	8,872	-
Multi-Sector Bond Portfolio	-	-	6

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2020 and 2019 was as follows:

	2020 Distributions Paid From:		2019 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
		(Amounts in thousands)
Growth Stock Portfolio	$7,243	$188,737	$6,805	$106,399
Focused Appreciation Portfolio	5,853	44,520	6,173	54,376
Large Cap Core Stock Portfolio	8,189	16,446	13,646	22,424
Large Cap Blend Portfolio	8,282	2,310	2,532	14,864
Index 500 Stock Portfolio	66,724	72,356	56,663	82,720
Large Company Value Portfolio	4,036	6,787	6,196	11,792
Domestic Equity Portfolio	17,733	40,200	16,003	40,576
Equity Income Portfolio	33,847	29,982	18,939	46,492
Mid Cap Growth Stock Portfolio	3,099	49,141	39,746	9,001
Index 400 Stock Portfolio	12,712	43,558	14,492	57,161
Mid Cap Value Portfolio	9,956	-	14,500	43,694
Small Cap Growth Stock Portfolio	8,721	30,794	16,390	72,405
Index 600 Stock Portfolio	5,826	9,999	3,823	15,086
Small Cap Value Portfolio	4,704	31,283	3,918	87,580
International Growth Portfolio	13,439	3,199	9,182	2,373
Research International Core Portfolio	17,093	13,848	11,737	18,842
International Equity Portfolio	56,976	-	43,077	78,760
Emerging Markets Equity Portfolio	18,235	-	8,489	-
Government Money Market Portfolio	1,423	-	8,386	-
Short-Term Bond Portfolio	8,186	-	6,513	-
Select Bond Portfolio	108,721	-	85,804	-
Long-Term U.S. Government Bond Portfolio	9,500	2,162	2,528	-
Inflation Protection Portfolio	7,844	-	9,618	-
High Yield Bond Portfolio	47,246	-	45,460	-
Multi-Sector Bond Portfolio	42,792	66	44,581	-
Balanced Portfolio	58,432	73,855	51,405	111,848
Asset Allocation Portfolio	7,007	11,152	6,129	17,044

As of December 31, 2020 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
		(Amounts in thousands)
Growth Stock Portfolio	$50	$55,949	$-	$485,326
Focused Appreciation Portfolio	8,040	120,591	-	565,856
Large Cap Core Stock Portfolio	10,190	53,295	-	186,708
Large Cap Blend Portfolio	1,241	11,839	-	47,913
Index 500 Stock Portfolio	66,593	120,518	-	2,718,039
Large Company Value Portfolio	5,187	-	-	22,824
Domestic Equity Portfolio	18,599	23,353	-	229,051
Equity Income Portfolio	17,192	-	(126)	136,930
Mid Cap Growth Stock Portfolio	37,141	139,880	-	277,197
Index 400 Stock Portfolio	21,306	28,452	-	325,548

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
		(Amounts in thousands)
Mid Cap Value Portfolio	$7,676	$5,108	$-	$70,678
Small Cap Growth Stock Portfolio	25,119	57,862	-	275,234
Index 600 Stock Portfolio	5,493	4,200	-	71,047
Small Cap Value Portfolio	2,911	29,247	-	178,966
International Growth Portfolio	5,610	29,044	-	333,069
Research International Core Portfolio	10,349	14,426	-	208,301
International Equity Portfolio	43,243	-	(282,055)	240,804
Emerging Markets Equity Portfolio	5,200	-	(22,115)	351,939
Government Money Market Portfolio	-	-	-	-
Short-Term Bond Portfolio	8,138	-	-	7,970
Select Bond Portfolio	202,685	25,233	-	87,626
Long-Term U.S. Government Bond Portfolio	26,311	-	-	(11,067)
Inflation Protection Portfolio	5,663	62	-	30,997
High Yield Bond Portfolio	43,872	-	(8,872)	21,205
Multi-Sector Bond Portfolio	27,784	6,708	-	56,418
Balanced Portfolio	64,726	103,835	-	257,130
Asset Allocation Portfolio	7,196	15,602	-	38,202

NOTE 9. VOLUNTARY REIMBURSEMENTS

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 79% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the year ended December 31, 2020 are summarized below (amounts in thousands):

Portfolio	2020 Reimbursements
International Growth Portfolio	$862
International Equity Portfolio	4,198
Research International Core Portfolio	1,239
Emerging Markets Equity Portfolio	1,054

NOTE 10. GUARANTEES

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of material loss to be remote.

NOTE 11. INVESTMENT INCOME AND SECURITIES TRANSACTIONS

For the year ended December 31, 2020, transactions in securities other than short term investments were:

Portfolios	Non-U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non-U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Growth Stock Portfolio	$276,280	$-	$430,226	$-
Focused Appreciation Portfolio	214,136	-	341,270	-
Large Cap Core Stock Portfolio	446,712	-	490,232	-
Large Cap Blend Portfolio	42,070	-	47,877	-
Index 500 Stock Portfolio	173,900	-	238,714	-

Notes to Financial Statements

Portfolios	Non-U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non-U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Large Company Value Portfolio	$158,494	$-	$152,850	$-
Domestic Equity Portfolio	304,144	-	273,090	-
Equity Income Portfolio	202,895	-	213,909	-
Mid Cap Growth Stock Portfolio	519,562	-	600,183	-
Index 400 Stock Portfolio	170,114	-	161,164	-
Mid Cap Value Portfolio	399,974	-	395,233	-
Small Cap Growth Stock Portfolio	389,222	-	429,922	-
Index 600 Stock Portfolio	90,065	-	72,669	-
Small Cap Value Portfolio	143,317	-	176,401	-
International Growth Portfolio	164,190	-	215,558	-
Research International Core Portfolio	206,531	-	188,026	-
International Equity Portfolio	1,076,065	-	988,821	-
Emerging Markets Equity Portfolio	249,117	-	272,674	-
Short-Term Bond Portfolio	191,564	57,825	111,212	62,165
Select Bond Portfolio	3,683,000	7,315,408	3,496,788	7,212,216
Long-Term U.S. Government Bond Portfolio	503	356,924	382	336,550
Inflation Protection Portfolio	169,387	72,372	140,058	72,485
High Yield Bond Portfolio	321,378	-	324,525	-
Multi-Sector Bond Portfolio	388,194	-	279,397	-
Balanced Portfolio	587,508	-	623,325	-
Asset Allocation Portfolio	76,503	-	77,327	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the year ended December 31, 2020 are as follows:

Portfolio	Value at 12/31/2019	Purchases	Sales	Value at 12/31/2020	Change in Unrealized Appreciation /Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2020
				(Amounts in thousands)
Balanced:
Growth Stock	$148,423	$21,639	$90,000	$103,721	$(1,086)	$24,744	$799	$20,838	8.1%
Focused Appreciation	74,798	18,818	31,400	80,740	6,919	11,605	345	2,773	6.8%
Large Cap Core Stock	74,685	4,251	11,500	80,193	11,347	1,411	750	1,901	11.1%
Large Cap Blend	74,166	6,039	3,300	79,713	2,146	662	3,628	1,012	44.1%
Large Company Value	74,455	8,806	5,200	76,500	(1,536)	(24)	1,494	2,512	36.1%
Domestic Equity	75,145	11,629	5,900	77,327	(5,290)	1,743	1,509	3,420	8.2%
Equity Income	74,664	14,798	8,000	77,083	(4,608)	230	3,308	3,190	9.8%
Mid Cap Growth Stock	98,796	4,442	17,100	104,743	18,009	595	264	4,179	7.8%
Mid Cap Value	102,576	6,674	11,300	98,371	(331)	661	1,764	-	16.4%
Small Cap Growth Stock	25,186	1,530	7,400	25,240	4,419	1,505	28	1,501	3.0%
Small Cap Value	24,746	5,025	6,5000	24,696	2,675	(1,246)	111	1,411	4.0%
International Growth	53,687	979	7,500	54,751	5,199	2,385	791	188	5.9%
Research International Core	127,977	5,025	2,900	142,307	11,066	1,139	2,776	2,249	16.0%
International Equity	45,974	15,203	-	60,205	(972)	-	1,703	-	3.4%
Emerging Markets Equity	23,277,	299	9,500	17,445	2,102	1,269	299	-	1.7%
Short-Term Bond	-	12,636	-	13,162	527	-	236	-	3.4%
Select Bond	886,562	175,444	169,800	936,914	34,223	10,485	24,816	4,928	27.5%
High Yield Bond	138,443	7,610	38,500	107,889	915	(578)	7,610	-	13.1%
Multi-Sector Bond	-	44,000	-	44,229	229	-	-	-	3.9%

	$2,123,560	$364,934	$425,800	$2,205,229	$85,952	$56,584	$52,231	$50,102

Notes to Financial Statements

Portfolio	Value at 12/31/2019	Purchases	Sales	Value at 12/31/2020	Change in Unrealized Appreciation /Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2020
				(Amounts in thousands)
Asset Allocation:
Growth Stock	$23,079	$3,431	$12,850	$17,329	$16	$3653	$127	$3,303	1.3%
Focused Appreciation	11,626	3,393	4,400	13,532	1,231	1,682	55	438	1.1%
Large Cap Core Stock	13,059	472	2,300	13,454	1,917	305	133	338	1.9%
Large Cap Blend	12,980	1,129	1,250	13,344	222	263	649	181	7.4%
Large Company Value	11,581	1,439	50	12,759	(213)	3	238	401	6.0%
Domestic Equity	11,679	1,777	150	12,772	(587)	53	238	539	1.4%
Equity Income	11,608	2,331	400	12,894	(663)	18	525	506	1.6%
Mid Cap Growth Stock	14,742	660	2,400	15,785	2,811	(28)	39	621	1.2%
Mid Cap Value	15,020	1,060	1,400	14,743	(18)	82	260	-	2.5%
Small Cap Growth Stock	6,495	394	1,300	7,136	1,268	279	7	387	0.8%
Small Cap Value	6,468	1,199	1,000	7,059	528	(135)	29	369	1.1%
International Growth	10,567	192	1,500	10,750	993	497	155	37	1.2%
Research International Core	22,325	877	900	24,430	1,775	354	484	392	2.7%
International Equity	8,605	2,822	-	11,230	(197)	-	322	-	0.6%
Emerging Markets Equity	3,824	64	900	3,704	637	79	64	-	0.4%
Short-Term Bond	-	1,324	-	1,376	53	-	24	-	0.4%
Select Bond	62,926	19,871	17,000	68,858	2,103	957	1,812	360	2.0%
High Yield Bond	22,838	1,268	4,800	19,409	160	(59)	1,269	-	2.4%
Multi-Sector Bond	-	5,999	-	6,031	31	-	-	-	0.5%

	$269,422	$49,702	$52,600	$286,595	$12,067	$8,003	$6,430	$7,874

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the year ended December 31, 2020, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases
Growth Stock Portfolio	$403
Large Cap Core Portfolio	536
Large Company Value Portfolio	1,065
Mid Cap Value Portfolio	553
Small Cap Growth Portfolio	222
International Growth Portfolio	12,780
Research International Core Portfolio	248
Short-Term Bond Portfolio	181
High Yield Bond Portfolio	485

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gain (Loss) on Sales
Growth Stock Portfolio	$346	$7
Large Cap Core Portfolio	3,430	946
Large Company Value Portfolio	397	6
Mid Cap Growth Stock Portfolio	348	(159)
Mid Cap Value Portfolio	633	90
Small Cap Growth Stock Portfolio	23	(37)
Small Cap Value Portfolio	1,398	(5,358)
International Growth Portfolio	7,503	1,721
Research International Core Portfolio	291	(217)
High Yield Bond Portfolio	2,833	52

NOTE 12. LITIGATION

The Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in two lawsuits relating to their receipt of proceeds from the 2007 Tribune Co. leveraged buy-out (“Tribune LBO”) transaction. One lawsuit asserts that the directors and officers of Tribune Co. intentionally defrauded Tribune creditors because Tribune was either insolvent or rendered insolvent by the transactions. Counsel for the Series Fund and other institutional defendants filed a motion to dismiss the intentional fraudulent transfer case in the Southern District of New York and the district court judge granted

Notes to Financial Statements

the motion to dismiss without leave to amend. The dismissal is being appealed to the U.S. Court of Appeals for the Second Circuit. The other set of lawsuits asserts that the transfer of proceeds to the above-noted Portfolios (and other shareholders) as part of the Tribune LBO were constructively fraudulent. Following the consolidation of the cases in the United States District Court for the Southern District of New York, the district court judge granted the motion to dismiss the constructive fraud lawsuit. The appeal of the dismissal of the constructive fraud lawsuit was subsequently affirmed by the U.S. Court of Appeals for the Second Circuit and then re-affirmed following a motion for reconsideration. Plaintiffs in the constructive fraud lawsuit have filed a petition for review with the U.S. Supreme Court. The lawsuits allege no misconduct by the Portfolios or management, and management intends to vigorously defend all claims and allegations. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2020, were: Index 500 Stock Portfolio $977,000 (0.02%) of net assets; Small Cap Value Portfolio $618,000 (0.10% of net assets); and Equity Income Portfolio $2,873,000 (0.36% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

NOTE 13. SUBSEQUENT EVENTS

On February 1, 2021, Northern Trust Investments, Inc. began serving as the sub-adviser for the Index 400 Stock Portfolio and the Index 600 Stock Portfolio. On February 1, 2021, BlackRock Advisors, LLC began serving as the sub-adviser for the Index 500 Stock Portfolio.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the Northwestern Mutual Series Fund, Inc. and Shareholders of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, and for the Long-Term U.S. Government Bond Portfolio the statement of cash flows for the year ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020, for the Long-Term U.S. Government Bond Portfolio, the results of its cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Milwaukee, WI

February 19, 2021

We have served as the auditor of one or more investment companies in Northwestern Mutual Series Fund, Inc. since 1984.

Abbreviations (unaudited)

Abbreviations that may be used in the preceding statements

ADR	American Depositary Receipt
AFC	Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.
CSTR	Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.
EXE	Security receives collateral principal and interest paid which exceeds the amount of principal and income obligated to all bonds in the deal.
IO	Interest Only Security
PO	Principal Only Security
GO	General Obligation
RB	Revenue Bond
CPURNSA	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
ICE	Intercontinental Exchange
SONIO	Sterling Overnight Interbank Average Rate
DAC	Designated Activity Company
TBA	To Be Announced
OIS	Overnight Index Swaps
DIFC	Dubai International Financial Centre

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Offshore
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio, other than the Government Money Market Portfolio, files its complete schedule of portfolio holdings on a monthly basis with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. Each Portfolio’s holdings reported on Form N-PORT for the first and third quarters of the fiscal year are available on the SEC’s website at http://www.sec.gov. Portfolios that file their holdings on Form N-PORT also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

The Government Money Market Portfolio files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. Form N-MFP is available on the SEC’s website at http://www.sec.gov. The Government Money Market Portfolio also makes its complete schedule of portfolio holdings for the most recent month available on the Internet at www. northwesternmutual.com.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2020, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds Trust (18 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2015, CEO of RVP Management, LLC, a registered investment adviser
Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Partner Funds (16 portfolios)

Principal Occupation During Past 5 Years: Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]

David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

1.

This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since January 1, 2021, Executive Vice President of The Northwestern Mutual Life Insurance Company. From 2012 through 2020, Executive Vice President and Chief Investment Officer of The Northwestern Mutual Life Insurance Company. Prior thereto, Chief Investment Officer of Genworth Financial from 2009-2012.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors.

Todd M. Jones 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Senior Director of Mutual Fund Administration of Northwestern Mutual since 2002.
Michael J. Conmey 720 East Wisconsin Avenue Milwaukee, WI 53202 1980	Chief Compliance Officer	Since 2020

Principal Occupation During Past 5 Years: Vice President – Managed Investments Compliance of Northwestern Mutual and Chief Compliance Officer of Mason Street Advisors and Northwestern Mutual Investment Management Company since June 2020. Assistant General Counsel and Assistant Secretary of Northwestern Mutual from 2011 - 2020.
Lesli H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007. Secretary of Mason Street Advisors from 2015 to 2017 and Assistant Secretary since 2017.
James E. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1975	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.
Rodney A. Schmucker 720 East Wisconsin Avenue Milwaukee, WI 53202 1966	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.
Eric A. Lubarsky 720 East Wisconsin Avenue Milwaukee, WI 53202 1975	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2020, Analyst of Mason Street Advisors from 2014 to 2020.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2020

At its August 26, 2020 meeting, the Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of a (1) Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“American Century”), along with an amendment thereto, relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and a (4) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio.

At its October 21, 2020 special meeting, the Board including the Independent Directors, unanimously approved a (1) new Investment Sub-Advisory Agreement between Mason Street Advisors and Northern Trust Investments, Inc. (“Northern Trust”) relating to the Series Fund’s Index 400 Stock and Index 600 Stock Portfolios, and a (2) new Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors LLC (“BlackRock”) relating to the Series Fund’s Index 500 Stock Portfolio. The foregoing Investment Sub-Advisory Agreements are sometimes collectively referred to herein as the “New Sub-Advisory Agreements.”

At its December 7, 2020 meeting, the Board, including the Independent Directors, unanimously approved the continuance of a (1) Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Short-Term Bond, Small Cap Value and Equity Income Portfolios and an Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price relating to the Series Fund’s Growth Stock Portfolio, (2) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Wells Capital Management, Incorporated (“Wells Capital”) relating to the Series Fund’s Select Bond Portfolio, (3) Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and a (4) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock relating to the Series Fund’s Government Money Market Portfolio.

American Century, Delaware, Federated, Loomis Sayles, T. Rowe Price, Wells Capital, PIMCO, BlackRock and Northern Trust are sometimes collectively referred to hereinafter as the “Sub-Advisers,” and their respective sub-advised Portfolios (with

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

the exception of the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios) are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Sub-Advisers (except for the New Sub-Advisory Agreements with BlackRock and Northern Trust) are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

In determining whether to approve the New Sub-Advisory Agreements and the continuance of the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers in advance of each of the foregoing meetings to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios pursuant to the terms of the Existing Sub-Advisory Agreements is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors received a memorandum from their counsel advising them of their responsibilities in connection with the review and approval of the New Sub-Advisory Agreements and the continuance of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel.

Continuation of the Sub-Advisory Agreements between Mason Street Advisors and Certain Sub-Advisors

At its August 26, 2020 and December 7, 2020 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Existing Sub-Advisory Agreements. In connection with those meetings, the directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Sub-Advisers during the course of those meetings, the directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Existing Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers, and other materials prepared by Mason Street Advisors. The materials contained detailed information on performance over multiple time periods, expenses, brokerage commissions, portfolio turnover, style consistency, key portfolio statistics and metrics, and other factors with respect to each of the Sub-Advised Portfolios. The materials also contained an analysis of the Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers. The directors also considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio-by-Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different directors may have placed greater weight on certain factors than did other directors.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services the directors reviewed each Sub-Adviser’s financial strength, assets under management, and overall reputation. The directors evaluated the investment strategies employed by each Sub-Adviser, as well as the personnel providing such services with respect to each Sub-Advised Portfolio. The directors considered informational updates given by the portfolio managers, which included reports regarding how the Sub-Advised Portfolios were being positioned in the current market environment. The directors also considered Mason Street Advisors’ reports on due diligence visits and conference calls that had been conducted with certain of the Sub-Advisers. The directors also considered information about each Sub-Adviser’s response to the COVID-19 pandemic and concluded that the Sub-Advisers retained the ability to continue to provide services in a remote work environment.

With respect to American Century, the directors considered the additional resources allocated by the firm to the fixed income team servicing the Inflation Protection Portfolio and the firm’s intention that the enhanced resources would assist with security selection. The directors also considered the scaling strategy utilized by the firm for the Large Company Value and Mid Cap Value Portfolios and the rationale provided by the portfolio managers for the increased level of portfolio turnover due to the pandemic-induced market volatility. With respect to Federated, the directors considered the firm’s explication of its investment philosophy and process as applied to the High Yield Portfolio and the incorporation of environmental, social and governance factors as part of its qualitative analysis. The directors also commented favorably on the stability of the investment team and the formal succession plan established for the High Yield Bond Portfolio. With respect to Loomis Sayles the directors noted favorably that the portfolio manager for the Focused Appreciation Portfolio had continued to adhere to the firm’s articulated investment strategy for this mandate despite market volatility. With respect to Delaware, the directors observed that the departure of the portfolio manager for the Domestic Equity Portfolio in the prior year had not impacted the portfolio management team’s ability to execute on their investment philosophy and process.

With respect to Wells Capital, the directors considered the potential impact of company-wide expense initiatives implemented by Wells Capital’s parent company. The directors assessed the firm’s representations that the company expense initiatives would not constrain their ability to fill open positions on the investment team. The directors also considered the effect of the recent retirement of the firm’s chief investment officer, concluding there would be no impact on the investment team. The directors also considered an analyst change on the Wells Capital team supporting the Select Bond Portfolio and concluded the change raised no concerns. With respect to T. Rowe Price, the directors evaluated the firm’s recent announcement of its intention to create a separate investment advisory entity and platform to support certain of its strategy mandates. The directors considered the representations of the firm regarding the impact of the creation of the second investment platform and the relocation of certain analyst support groups, and their assertions that the organizational change would have positive benefits. With regard to the Growth Stock Portfolio, the directors considered the firm’s intention to convert its similarly-managed retail funds to non-diversified status, noting that this change would not be advantageous to the Portfolio at the current time but should continue to be monitored. With respect to the Growth Stock Portfolio the directors also considered an upcoming portfolio manager transition and noted favorably the positive qualities of the successor manager and the plan for transitioning management responsibilities.

The directors also considered and expressed satisfaction with each Sub-Adviser’s investment philosophy and process and the scope of services provided by the Sub-Advisers. Consideration was also given to the Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Based on their review of these factors, their discussions with the Sub-Advisers, and their experience with the services provided by the Sub-Advisers for their respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Sub-Adviser in providing those services, and were satisfied with the experience and capabilities of the Sub-Advisers and the personnel associated with the Sub-Advised Portfolios.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

(as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Broadridge and Lipper peer groups for the same periods, (ii) the Broadridge overall star rating and Lipper quintile rating for each Sub-Advised Portfolio and (iii) the Broadridge and the Lipper performance rankings for one-, three- and five-year time periods (as applicable). The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors further considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios.

With respect to American Century, the directors commented favorably on the strong since-inception performance of the Mid Cap Value Portfolio. The directors also noted that the performance of the Large Company Value Portfolio continued to improve and that the Portfolio had outperformed year-to-date through June 30, 2020. With respect to the Inflation Protection Portfolio, the directors considered the comments of the portfolio manager regarding coronavirus-related challenges encountered during the first quarter of the year but noted stronger performance in the subsequent quarter and expectations for further improvement in future periods. With respect to Federated, the directors commented favorably on the performance of the High Yield Bond Portfolio. With respect to Loomis Sayles, the directors acknowledged the challenged performance metrics of the Focused Appreciation Portfolio during recent periods, but balanced this against the Portfolio’s very strong performance record and the disciplined consistency of the Loomis Sayles investment process. With respect to Delaware, the directors considered the strong since-inception comparative performance rankings for the Domestic Equity Portfolio.

The directors commented favorably on the strong performance records of the Short-Term Bond, Small Cap Value, Long-Term U.S. Government Bond, Multi-Sector Bond, Select Bond and Government Money Market Portfolios. With respect to T. Rowe Price, the directors considered the performance of the Equity Income Portfolio, the portfolio manager’s explanation of the causes for underperformance, and the manager’s continued confidence in the positioning of the Portfolio and the investment strategy being employed. The directors noted favorably that the Portfolio’s performance had improved during the fourth quarter.

In addition to performance information presented at the meeting, the directors considered the performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results because of the trend that such performance might signal, the directors placed greater weight on longer-term performance. For the reasons summarized above, the Board concluded that, considering the investment performance within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the applicable expense limitation and/ or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Broadridge of comparative expense data for each Sub-Advised Portfolio. Broadridge provided data as of December 31, 2019 comparing each Sub-Advised Portfolio’s net and total expenses with those in a category of funds underlying variable insurance products. Categories were selected by Broadridge based upon having similar investment classifications, objectives, and asset allocations. The directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The directors considered that the Broadridge expense rankings of the Mid Cap Value and Inflation Protection Portfolios sub-advised by American Century, the Domestic Equity Portfolio sub-advised by Delaware, the

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

High Yield Bond Portfolio sub-advised by Federated, the Focused Appreciation Portfolio sub-advised by Loomis Sayles, the Short-Term Bond, Equity Income and Growth Stock Portfolios sub-advised by T. Rowe Price, the Select Bond Portfolio sub-advised by Wells Capital, and the Government Money Market Portfolio sub-advised by BlackRock were in the top Broadridge quartile (meaning lowest net expenses) of their respective categories. The directors considered that the expense rankings of the Large Company Value Portfolio sub-advised by American Century, the Small Cap Value Portfolio sub-advised by T. Rowe Price, and the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios sub-advised by PIMCO were within the second quartile of their respective categories. The directors also considered that reduced sub-advisory fee schedules would be put into place for the Large Company Value and Inflation Protection Portfolios in connection with the renewal of the sub-advisory agreement with American Century.

Based on their review of the above information and other factors deemed relevant by the directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors from the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentations to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the expense-based ranking of each Sub-Advised Portfolio within the Portfolio’s respective Broadridge peer group category. The directors then considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided. The directors recognized that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information may have been developed using a variety of assumptions and other factors. The directors concluded that they had received sufficient information to evaluate the issues related to costs and profitability.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios on the brokerage platform maintained by a brokerage affiliate of Mason Street Advisors, the participation of such fund families in mutual fund partner programs offered by such brokerage affiliate, and the payment of fees by the fund families based upon participation on the brokerage platform and the mutual fund partner program maintained by the brokerage affiliate of Mason Street Advisors. The directors reviewed information concerning certain of the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios, as applicable, and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The directors took into account the expense limitation arrangements in place for the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, High Yield Bond, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Growth Stock, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond and Government Money Market Portfolios.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

The directors also considered the total assets and expense ratio of each Sub-Advised Portfolio. Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios and information regarding Mason Street Advisors’ and the Sub-Advisers’ brokerage practices and commissions. The directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The directors also considered information regarding each Sub-Adviser’s code of ethics, approach to portfolio manager compensation, succession planning, as well as information supplied by the Sub-Advisers related to their cybersecurity programs and business continuity plans, and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Existing Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

Approval of New Investment Sub-Advisory Agreement

At the October 21, 2020 special meeting, the Board, including the Independent Directors, unanimously approved the New Sub-Advisory Agreements between: (1) Mason Street Advisors and Northern Trust relating to the Index 400 Stock and Index 600 Stock Portfolios; and (2) Mason Street Advisors and BlackRock relating to the Index 500 Stock Portfolio. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios are hereinafter referred to as the “Index Portfolios.” The Board’s decision to retain Northern Trust and BlackRock as sub-advisers was reached after extensive research, evaluation and review of numerous candidate firms and their respective organizational structures, investment processes and long-term performance records.

Board Consideration of Alternative Sub-Advisory Candidates and Selection of Northern Trust and BlackRock as New Sub-Advisers

In determining whether to approve the New Sub-Advisory Agreements on behalf of the Index Portfolios, the directors requested and received detailed information from Mason Street Advisors, Northern Trust and BlackRock to assist them in their evaluation, including reports based upon information compiled by certain independent providers of evaluative data. The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the New Sub-Advisory Agreements, and had an opportunity to review with their counsel the legal standards governing the review of the New Sub-Advisory Agreements, including how these standards should be applied to the review of information relating to an individual sub-adviser under the Series Fund’s manager of managers structure.

The material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements include those discussed below. In addition to the information provided to them in anticipation of and at the October 21, 2020 Board meeting, the directors considered the in-person presentations of Northern Trust and BlackRock provided at the Board meeting and the responses of Northern Trust and BlackRock to the directors’ questions during their respective presentation sessions.

The process that culminated with the directors determining to engage Northern Trust and BlackRock as new sub-advisers for the Index Portfolios had been initiated by the Board through directing Mason Street Advisors to identify potential candidates

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

to serve as sub-adviser to each of the three Index Portfolios following the Board’s determination to investigate outsourcing the investment management of the Index Portfolios to outside third-party managers. At its August 26, 2020 meeting the Board considered multiple sub-advisory candidates which Mason Street Advisors had reviewed and determined were qualified to serve as a sub-advisory investment manager for one or more of the Index Portfolios, along with a detailed review of comparative information regarding each of the candidates. Based upon a review of the list of qualified sub-advisers, the directors narrowed down the list of candidates to three sub-advisory candidate firms that would receive formal requests for proposals with respect to the Index Portfolios mandates and each of whom would make presentations to the Board at its October 2020 meeting.

The three final sub-advisory candidates for the Index Portfolios mandates were reviewed and considered at the Board’s October 21, 2020 meeting. The directors received an in-person presentation at the Board meeting provided by representatives from each of the three candidate firms. Extensive background information and assessment data were used to evaluate, compare and contrast the three candidates. The information compiled for purposes of facilitating the Board’s review of the candidates was a combination of assessment data and evaluative reports developed by Mason Street Advisors as well as data provided by the candidates, which was formatted in a manner to permit the Board to effectively conduct its due diligence review of the information and engage in a thorough comparative analysis. Among other factors, the Board considered details of each candidate’s investment performance and risk/return metrics over various time periods, peer group ratings and rankings, key points of differentiation and competitive advantages, portfolio characteristics, mandate assets under management, investment personnel, investment processes, proposed sub-advisory fees and breakpoints (and the impact on Mason Street Advisors’ profitability), and other operational and enterprise factors. The directors considered information provided regarding each candidate’s investment approach and portfolio management process applied to index-based mandates and achieving replication of a target index.

Also considered by the directors were the results of due diligence compliance reviews that had been prepared on the three final sub-advisory candidates. The due diligence reviews were based on the candidates’ responses to informational requests, as well as interviews with compliance and/or legal staff representatives of each candidate. Such reviews included information about each candidate’s compliance program, compliance policies and procedures, brokerage practices and use of soft dollars, trading policies and procedures, codes of ethics and proxy voting procedures. The Series Fund’s Chief Compliance Officer received compliance-related due diligence materials from the sub-advisory candidates, and such materials were reviewed and reported on by the Series Fund’s Chief Compliance Officer to the directors at the October 2020 Board meeting. The directors also had available for consideration each candidate’s responses to the compliance sections of the informational requests, and the candidates’ responses to informational requests related to proxy voting, brokerage and risk management practices.

The Board’s review of the candidates involved assessment of multiple factors which included, without limitation, the following:

Nature, Extent and Quality of Services. The directors evaluated the nature, scope, extent and quality of services that would be provided to one or more of the Index Portfolios by the three sub-advisory candidates. The directors considered the information developed from the extensive process utilized to identify qualified sub-advisers, as well as the analysis and assessment provided by Mason Street Advisors with respect to the sub-advisory candidates. The directors viewed favorably the depth of investment experience in indexing strategies for BlackRock and the high degree of name recognition of the firm, noting that BlackRock would have positive name recognition with the Northwestern Mutual field force especially with respect to the Index 500 Stock Portfolio. The directors considered BlackRock to be an atttractive candidate for the Index 500 Stock Portfolio mandate based upon its significant experience in managing indexing strategies.

The directors considered favorably the full replication strategy that would be employed by Northern Trust for index-based mandates, particularly given the role of the Index Portfolios as passive options within the Northwestern Mutual variable product offerings. The directors also commented favorably on the Northern Trust’s strategy and ability to efficiently transition assets within an index-based mandate.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

The directors considered Mason Street Advisors’ assessment of Northern Trust and BlackRock, including positive evaluations of their respective investment platforms, investment processes, brokerage practices and management of cash flows for index-based mandates. The directors also considered Mason Street Advisor’s evaluation of how Northern Trust and BlackRock replicated performance in index-based mandates and their historical results with respect to tracking error over time.

The directors considered the investment approaches utilized by each of the candidates for the index-based mandates. The directors considered the tenure, experience and performance of the investment management teams for each of the candidates, including particularly the qualifications and experience of the investment personnel who would be providing services to the Index Portfolios. Finally, the directors took into consideration the general reputation of Northern Trust and BlackRock and the strength of the investment-related resources available to each candidate. Based on their review of these factors and other factors deemed relevant, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by Northern Trust to the Index 400 Stock and Index 600 Stock Portfolios and by BlackRock with respect to the Index 500 Stock Portfolio, and the resources to be committed by each firm in providing such services.

Investment Performance. In order to evaluate investment performance, the directors reviewed the performance record of the three final sub-advisory candidates for a composite of managed accounts with investment objectives, investment policies and strategies substantially similar to the Index Portfolios (the “composites”). The directors considered the performance returns of these composites for both short- and long-term periods. The directors also reviewed performance analytics reports for each of the candidates which compared multiple metrics, including tracking error, for each of the index-based mandates. The directors also evaluated the relative performance of the candidates’ composites versus the appropriate index, and considered peer group rankings and ratings (as available) for each of the candidates’ mandates.

Based on these and other factors deemed relevant, the Board concluded that they were satisfied with the experience and capabilities of Northern Trust and BlackRock related to index-based strategy mandates and the investment performance record of Northern Trust and BlackRock across accounts managed in index-based mandates similar to the Index Portfolios.

Management Fees and Other Expenses. In evaluating the management fees to be paid by the Index Portfolios, the directors considered the contractual fees (and applicable breakpoints) paid by the Index Portfolios under the Advisory Agreement between Mason Street Advisors and the Series Fund. The directors considered the sub-advisory fees (and applicable breakpoints) proposed by the three sub-advisory candidates for services to be provided to each of the Index Portfolios. In connection with their review of proposed sub-advisory fees, the directors also considered the proposed allocation between Mason Street Advisors and each sub-advisory candidate of the investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that would be paid to a sub-advisory candidate as a management fee). In evaluating proposed sub-advisory fees relative to the Portfolio, the directors considered information relating to amounts the sub-advisory candidates charged under other advisory contracts involving a similar investment mandate. The directors considered the existing structure, size, and total operating expenses of the Index Portfolios. They also considered the advisory fee waiver arrangements in place for the Index 400 Stock and Index 500 Stock Portfolios and the expense limitation arrangement in place for the Index 600 Stock Portfolio.

The directors determined that the fees proposed by Northern Trust for the Index 400 Stock and Index 600 Stock Portfolios, and the fees proposed by BlackRock for the Index 500 Stock Portfolio were favorable and were the product of an arm’s-length negotiation between Mason Street Advisors and the respective sub-advisory firm. Based on their review of the management fees and other expenses, comparative fee data and other factors deemed relevant by the directors, the Board concluded that the management fees, the sub-advisory fees proposed by Northern Trust for the Index 400 Stock and Index 600 Stock Portfolios, and sub-advisory fees as proposed by BlackRock for the Index 500 Stock Portfolio, respectively, and the total operating expenses of each of the Index Portfolios were reasonable in relation to the nature, scope and quality of the services to be provided by Northern Trust and BlackRock.

Costs and Profitability. The directors considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Index Portfolios are investment options. Mason Street Advisors provided comparative information regarding the proposed sub-advisory fees of the candidates, projections regarding the amount of the advisory

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

fee that Mason Street Advisors would retain based upon the candidates’ proposed sub-advisory fees, and profitability analysis scenarios for each of the Index Portfolios based upon the sub-advisory fees proposed by the respective candidates. The directors considered the financial condition of Mason Street Advisors and Mason Street Advisors’ costs and profitability related to the Portfolio in light of the sub-advisory fees negotiated with both Northern Trust and BlackRock.

Based on their review of the sub-advisory fees proposed by Northern Trust and BlackRock and the profitability analysis for each of the Index Portfolios reflecting the incorporation of such sub-advisory fees, the Board concluded that they were satisfied that Mason Street Advisors’ resulting level of profitability related to services provided to the Index Portfolios was appropriate and not excessive.

Economies of Scale. The directors considered whether the expense structure for the Index Portfolios permitted economies of scale to be shared with investors in the Index Portfolios. They took into consideration the total assets and expense ratios of the Index Portfolios. The directors considered the breakpoints contained in the management fee schedule applicable to the Index 600 Stock Portfolio, as well as the breakpoints contained in the sub-advisory fee schedules proposed by Northern Trust for the Index 400 Stock and the Index 600 Stock Portfolios, and the extent to which any of the Index Portfolios may benefit from economies of scale through those breakpoints. The directors also considered the fee waiver agreements in place for the Index 400 Stock and Index 500 Stock Portfolios and the expense limitation agreement in place for the Index 600 Stock Portfolio. Based on this information, the Board concluded that the fee structures for the Index Portfolios reflected appropriate economies of scale between the Index Portfolios and Mason Street Advisors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreements, including information regarding any regulatory inquiries, examinations or actions to which Northern Trust, BlackRock or their affiliates may have been a party, and issues arising out of those regulatory events. The directors also received information regarding internal policy and investment decision making authority and practices in place for Northern Trust and BlackRock as well as portfolio manager compensation practices as they may apply to the portfolio managers proposed to provide services to the Index Portfolios.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Index Portfolios to approve hiring Northern Trust as sub-adviser for the Index 400 Stock and Index 600 Stock Portfolios, hiring BlackRock as sub-adviser for the Index 500 Stock Portfolio, and entering into the New Sub-Advisory Agreements between Mason Street Advisors and the foregoing sub-advisers.

Item 1.	Reports to Stockholders (Continued).

(b) Not applicable.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson, and William Gerber. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

2019	2020
$702,610	$723,700

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

2019	2020
$0	$0

(c) Tax Fees

2019	2020
$79,520	$81,900

Review of dividend declarations

Review of excise tax calculations

Non-U.S. tax compliance

 (d) All Other Fees

2019	2020
$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

 (g) Aggregate non-audit fees of Registrant, Registrant’s investment adviser, and related service providers

2019	2020
$152,695	$147,800

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s investment adviser and related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit

EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date:	February 17, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date:	February 17, 2021

By:	/s/ Todd M. Jones
Todd M. Jones, Vice President, Chief Financial Officer and Treasurer

Date:	February 17, 2021